                       CONTRACT PROSPECTUS - MAY 1, 2001
--------------------------------------------------------------------------------
[SIDE NOTE]
THE FUNDS
- Aetna Balanced VP, Inc.
- Aetna Income Shares d/b/a Aetna Bond VP
- Aetna Growth VP
- Aetna Variable Fund d/b/a Aetna Growth and Income VP
- Aetna Index Plus Large Cap VP
- Aetna International VP
- Aetna Variable Encore Fund d/b/a Aetna Money Market
VP
- Aetna Small Company VP
- Aetna Technology VP
- AIM V.I. Capital Appreciation Fund
- AIM V.I. Government Securities Fund
- AIM V.I. Growth Fund
- AIM V.I. Growth and Income Fund
- AIM V.I. Value Fund
- Alliance Variable Products Growth and Income
Portfolio
- Alliance Variable Products Premier Growth Portfolio
- Alliance Variable Products-Quasar Portfolio
- Fidelity Variable Insurance Products Fund (VIP)
Equity-Income Portfolio
- Fidelity Variable Insurance Products Fund (VIP)
Growth Portfolio
- Fidelity Variable Insurance Products Fund (VIP) High
Income Portfolio
- Fidelity Variable Insurance Products Fund II (VIP II)
Contrafund-Registered Trademark- Portfolio
- Janus Aspen Aggressive Growth Portfolio
- Janus Aspen Balanced Portfolio
- Janus Aspen Growth Portfolio
- Janus Aspen Worldwide Growth Portfolio
- MFS-Registered Trademark- Total Return Series
- Mitchell Hutchins Series Trust Growth and Income
Portfolio
- Mitchell Hutchins Series Trust Small Cap Portfolio*
- Mitchell Hutchins Series Trust Tactical Allocation
Portfolio
- Oppenheimer Aggressive Growth Fund/VA
- Oppenheimer Main Street Growth & Income Fund/VA
- Oppenheimer Strategic Bond
   Fund/VA
- Pilgrim VP Growth Opportunities Portfolio
- Pilgrim VP MagnaCap Portfolio
- Pilgrim VP MidCap Opportunities Portfolio
- Pilgrim VP SmallCap Opportunities Portfolio
- Portfolio Partners, Inc. (PPI) MFS Capital
Opportunities Portfolio
- Portfolio Partners, Inc. (PPI) MFS Emerging Equities
Portfolio
- Portfolio Partners, Inc. (PPI) MFS Research Growth
Portfolio
- Portfolio Partners, Inc. (PPI) Scudder International
Growth Portfolio
- Prudential Jennison Portfolio
   (Class II Shares)
- SP Jennison International Growth Portfolio (Class II
Shares)
[END SIDE NOTE]
THE CONTRACT. The contract described in this prospectus is a group or individual Aetna Variable Annuity deferred variable annuity contract issued by Aetna Life
Insurance and Annuity Company (the Company, we, us, our). It is issued to you, the contract holder, as either a nonqualified deferred annuity, including contracts offered to a custodian for an Individual
Retirement Account as described in Section 408(a) of the Internal Revenue Code of 1986, as amended (Tax
Code); a qualified individual retirement annuity (IRA);
a qualified Roth IRA; or as a qualified contract for use with certain employer sponsored retirement plans.
The contract is not available as a SIMPLE IRA under Tax
Code Section 408(p).
WHY READING THIS PROSPECTUS IS IMPORTANT. This prospectus contains facts about the contract and its investment options that you should know before purchasing. This information will help you decide if the contract is right for you. Please read this prospectus carefully.
 TABLE OF CONTENTS . . . PAGE 3
PREMIUM BONUS OPTION. We will credit a premium bonus to your account for each purchase payment you make during the first account year if you elect the premium bonus option. There is an additional charge for this option during the first seven account years. Therefore, the fees you will pay if you elect the premium bonus option will be greater than the fees you will pay if you do not elect the premium bonus option. The premium bonus option may not be right for you if you expect to make additional purchase payments after the first account year or if you anticipate that you will need to make withdrawals during the first seven account years. In these circumstances the amount of the premium bonus option charge may be more than the amount of the premium bonus we credit to your account. See "Premium
Bonus Option--Suitability."
INVESTMENT OPTIONS. The contract offers variable investment options and fixed interest options. When we establish your account you instruct us to direct account dollars to any of the available options.
VARIABLE INVESTMENT OPTIONS. These options are called subaccounts. The subaccounts are within Variable
Annuity Account B (the separate account), a separate account of the Company. Each subaccount invests in one of the mutual funds listed on this page. Earnings on amounts invested in a subaccount will vary depending upon the performance of its underlying fund. You do not invest directly in or hold shares of the funds.
RISKS ASSOCIATED WITH INVESTING IN THE FUNDS. The funds in which the subaccounts invest have various risks.
Information about the risks of investing in the funds is located in the "Investment Options" section on page
20, in Appendix III--Description of Underlying Funds and in each fund prospectus. Read this prospectus in conjunction with the fund prospectuses, and retain the prospectuses for future reference.
GETTING ADDITIONAL INFORMATION. You may obtain the May
1, 2001, Statement of Additional Information (SAI) about the separate account by indicating your request on your application or calling us at 1-800-238-6219.
You may also obtain an SAI for any of the funds by calling that number. The Securities and Exchange
Commission (SEC) also makes available to the public reports and information about the separate account and the funds. Certain reports and information, including this prospectus and SAI, are available on the EDGAR
Database on the SEC web site, www.sec.gov, or at the SEC Public Reference Room in Washington, D.C. You may call 1-202-942-8090 or 1-800-SEC-0330 to get information about the operations of the Public
Reference Room. You may obtain copies of reports and other information about the separate account and the funds, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC Public Reference Room, Washington, D.C.
20549-0102. The SAI table
*Effective September 15, 2000, this fund is closed to new investors and to new investments by existing investors.

--------------------------------------------------------------------------------

                                    of contents is listed on page 61 of this prospectus. The SAI is incorporated into this prospectus by reference.

                                    ADDITIONAL DISCLOSURE INFORMATION. Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different than that contained in this prospectus.

                                    FIXED INTEREST OPTIONS.

                                    -- ALIAC Guaranteed Account (the Guaranteed
                                    Account)

                                    -- Fixed Account

                                    Except as specifically mentioned, this
                                    prospectus describes only the investment options offered through the separate account. However, we describe the fixed interest options in appendices to this prospectus. There is also a separate Guaranteed Account prospectus.

                                    AVAILABILITY OF OPTIONS. Some funds or fixed interest options may be unavailable through your contract or in your state.

                                    THE CONTRACT IS NOT A DEPOSIT WITH,
                                    OBLIGATION OF OR GUARANTEED OR ENDORSED BY
                                    ANY BANK, NOR IS IT INSURED BY THE FDIC. THE
                                    CONTRACT IS SUBJECT TO INVESTMENT RISK,
                                    INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL
                                    AMOUNT OF YOUR INVESTMENT.

                               TABLE OF CONTENTS

   CONTRACT OVERVIEW..............................   4
   Contract Design
   New York Contracts
   Contract Facts
   Questions: Contacting the Company (sidebar)
   Sending Forms and Written Requests in Good
   Order (sidebar)
   Sending Additional Purchase Payments (sidebar)
   Contract Phases: The Accumulation Phase, The
   Income Phase

 FEE TABLE........................................   8

 CONDENSED FINANCIAL INFORMATION..................  16

 PURCHASE AND RIGHTS..............................  16

 RIGHT TO CANCEL..................................  18

 PREMIUM BONUS OPTION.............................  18

 INVESTMENT OPTIONS...............................  20

 TRANSFERS AMONG INVESTMENT OPTIONS...............  22

 TRANSFERS BETWEEN OPTION PACKAGES................  24

 FEES.............................................  25

 YOUR ACCOUNT VALUE...............................  29

 WITHDRAWALS......................................  32

 SYSTEMATIC DISTRIBUTION OPTIONS..................  34

 DEATH BENEFIT....................................  35

 THE INCOME PHASE.................................  40

 NEW YORK CONTRACTS...............................  44

 TAXATION.........................................  48

 OTHER TOPICS.....................................  56

 The Company -- Variable Annuity Account B -- Contract
 Distribution -- Payment of Commissions -- Payment
 Delay or Suspension -- Performance Reporting --
 Voting Rights -- Contract Modifications -- Transfer of Ownership: Assignment -- Involuntary Terminations
 -- Legal Matters and Proceedings

 CONTENTS OF THE STATEMENT OF ADDITIONAL
 INFORMATION......................................  61

 APPENDIX I -- ALIAC GUARANTEED ACCOUNT...........  62

 APPENDIX II -- FIXED ACCOUNT.....................  65

 APPENDIX III -- DESCRIPTION OF UNDERLYING
 FUNDS............................................  66

 APPENDIX IV -- CONDENSED FINANCIAL INFORMATION...  91

[SIDE NOTE]
QUESTIONS: CONTACTING THE
COMPANY. To answer your questions, contact your sales representative or write or call our Home Office at:
ING Aetna Financial Services
Annuity Services
151 Farmington Avenue
Hartford, CT 06156-1277
1-800-238-6219
SENDING FORMS AND WRITTEN REQUESTS IN GOOD ORDER.
If you are writing to change your beneficiary, request a withdrawal or for any other purpose, contact us or your sales representative to learn what information is required for the request to be in "good order." We can only act upon requests that are received in good order.
SENDING ADDITIONAL PURCHASE PAYMENTS.
Use one of the following addresses when sending additional purchase payments.
If using the U.S. Postal Service:
 ALIAC
 Attn: New Business Unit
 P.O. Box 30670
 Hartford, CT 06150-0670
If using express mail:
 Fleet Bank/ALIAC #30670
 Lockbox-CT/EH F03E
 99 Founders Plaza, 3rd Floor
 East Hartford, CT 06108
Express mail packages should not be sent to the P.O. Box address.
[END SIDE NOTE]

CONTRACT OVERVIEW
----------------------------------------------

The following is intended as a summary. Please read each section of this prospectus for additional detail.

                                CONTRACT DESIGN
-------------------------------------------------------------------

The contract described in this prospectus is a group or individual deferred variable annuity contract. It is intended to be a retirement savings vehicle that offers a variety of investment options to help meet long-term financial goals. The term "contract" in this prospectus refers to individual contracts and to certificates issued under group contracts.

                               NEW YORK CONTRACTS
-------------------------------------------------------------------
Some of the fees, features and benefits of the contract are different if it is issued in the State of New York. For details regarding the New York contracts, see the "Fee Table" and the "New York Contracts" sections of this prospectus.

                                 CONTRACT FACTS
-------------------------------------------------------------------
OPTION PACKAGES: There are three option packages available under the contract. You select an option package at the time of application. Each option package is distinct. See "Purchase and Rights" for age maximums on the calculation of death benefits. The differences are summarized as follows:

                     OPTION PACKAGE I          OPTION PACKAGE II        OPTION PACKAGE III
 Mortality and
 Expense Risk
 Charge(1):                0.80%                     1.10%                     1.25%
 Death            The greater of:           The greatest of:          The greatest of:
 Benefit(2) on    (1) The sum of all        (1) The sum of all        (1) The sum of all
 Death of the         purchase payments,        purchase payments,        purchase payments,
 Annuitant(3):        adjusted for              adjusted for              adjusted for
                      amounts withdrawn         amounts withdrawn         amounts withdrawn
                      or applied to an          or applied to an          or applied to an
                      income phase              income phase              income phase
                      payment option as         payment option as         payment option as
                      of the claim date;        of the claim date;        of the claim date;
                      or                        or                        or
                  (2) The account value     (2) The account value     (2) The account value
                      on the claim date.        on the claim date;        on the claim date;
                                                or                        or
                                            (3) The "step-up value"   (3) The "step-up value"
                                                on the claim date.        on the claim date;
                                                                          or
                                                                      (4) The "roll-up value"
                                                                          on the claim
                                                                          date.(4)
 Minimum             NON-                      NON-                      NON-
 Initial          QUALIFIED:   QUALIFIED:   QUALIFIED:   QUALIFIED:   QUALIFIED:   QUALIFIED:
 Purchase          $15,000       $1,500       $5,000       $1,500       $5,000       $1,500
 Payment(5):
 Free               10% of your account       10% of your account       10% of your account
Withdrawals(6):     value each account        value each account        value each account
                   year, non-cumulative.     year, non-cumulative.     year, cumulative to a
                                                                           maximum 30%.
 Nursing Home          Not Available               Available                 Available
 Waiver --
 Waiver of
 Early With-
 drawal
 Charge(7):

(1)  See "Fee Table" and "Fees."
(2) See "Death Benefit." If a death benefit is payable based on account value, step-up value or roll-up value, the death benefit will not include any premium bonus credited to the account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."
(3) When a contract holder who is not the annuitant dies, the amount of the death benefit is not the same as shown above under each option package. See "Death Benefit." Therefore, contract holders who are not also the annuitant should seriously consider whether Option Packages II and III are suitable for their circumstances.
(4) See the "New York Contracts" section of this prospectus for details regarding the death benefit under Option Package III for contracts issued in New York.
(5)  See "Purchase and Rights."
(6)  See "Fees."
(7) See "Fees" and the "New York Contracts" sections of this prospectus for details regarding contracts issued in New York.

PREMIUM BONUS OPTION. At the time of application you may elect the premium bonus option. Once elected it may not be revoked. If you elect this option we will credit your account with a 4% premium bonus for each purchase payment you make during the first account year. The premium bonus will be included in your account value and allocated among the investment options you have selected in the same proportion as the purchase payment. See "Premium Bonus Option."

In exchange for the premium bonus, during the first seven account years you will pay an annual premium bonus option charge equal to 0.50% of your account value allocated to the subaccounts. This charge may also be deducted from amounts allocated to the fixed interest options, resulting in a 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option. See "Fee Table" and "Fees."

In each of the following circumstances all or part of a premium bonus credited to your account will be forfeited:

-- If you exercise your free look privilege and cancel your contract. See
   "Premium Bonus Option--Forfeiture" and "Right to Cancel."

-- If a death benefit is payable based on account value, step-up value or roll-up value, but only the amount of any premium bonus credited to the account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture" and "Death Benefit--Premium Bonus."

-- If all or part of a purchase payment for which a premium bonus was credited is withdrawn during the first seven account years. See "Premium Bonus Option--Forfeiture" and "Withdrawals."

If you expect to make purchase payments to your contract after the first account year, the premium bonus option may not be right for you. Also, if you anticipate that you will need to make withdrawals from your account during the first seven account years, you may not want to elect the premium bonus option. See "Premium Bonus Option--Suitability." Your sales representative can help you decide if the premium bonus option is right for you.

TRANSFERABILITY.  You may transfer from one option package to another.

-- Transfers must occur on an account anniversary.

-- A written request for the transfer must be received by us within 60 days of an account anniversary.

-- Certain minimum account values must be met.

See "Transfers Between Option Packages."

FREE LOOK/RIGHT TO CANCEL. You may cancel your contract within ten days (some states require more than ten days) of receipt. See "Right to Cancel."

DEATH BENEFIT. Your beneficiary may receive a financial benefit in the event of your death prior to the income phase. The amount of the death benefit will depend upon the option package selected. See "Death Benefit." Any death benefit during the income phase will depend upon the income phase payment option selected. See "The Income Phase."

WITHDRAWALS. During the accumulation phase you may withdraw all or part of your account value. Certain fees, taxes and early withdrawal penalties may apply. In addition, the Tax Code restricts full and partial withdrawals in some circumstances. See "Withdrawals." Amounts withdrawn from the Guaranteed Account may be subject to a market value adjustment. See Appendix I.

SYSTEMATIC DISTRIBUTION OPTIONS. These are made available for you to receive periodic withdrawals from your account, while retaining the account in the accumulation phase. See "Systematic Distribution Options."

FEES AND EXPENSES. Certain fees and expenses are deducted from the value of your contract. The fees and expenses deducted may vary depending upon the option package you select. See "Fee Table" and "Fees."

TAXATION. You will generally not pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements (e.g., IRAs or 403(b) plans) also defer payment of taxes on earnings until they are withdrawn. If you are considering funding a tax-qualified retirement arrangement with an annuity contract, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your decision with your financial representative.

Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See "Taxation."

                                CONTRACT PHASES
-------------------------------------------------------------------
I. THE ACCUMULATION PHASE
   (accumulating dollars under your
   contract)

STEP 1: You provide us with your
completed application and initial
purchase payment. We establish an
account for you and credit that
account with your initial purchase
payment. If you elected the premium
bonus option we will also credit
your account with a premium bonus.

STEP 2: You direct us to invest
your purchase payment and the
premium bonus, if applicable, in
one or more of the following
investment options:
(a)  Fixed Interest Options; or
(b)  Variable Investment Options.
     (The variable investment
     options are the subaccounts of
     Variable Annuity Account B.
     Each one invests in a specific
     mutual fund.)

STEP 3: Each subaccount you select purchases shares of its assigned fund.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Payments to your Account
Step 1
Aetna Life Insurance and Annuity Company

(A)  STEP 2  (B)

Fixed Interest Options
VARIABLE ANNUITY SEPARATE ACCOUNT B Variable Investment Options

THE SUBACCOUNTS
A                  B  ETC.

Step 3

MUTUAL  MUTUAL
Fund A  Fund B

II. THE INCOME PHASE (receiving income phase payments from your contract)

When you want to begin receiving payments from your contract, you may select from the options available. The contract offers several income phase payment options (see "The Income Phase"). In general, you may:
-- Receive income phase payments for a specified period of time or for life;
-- Receive income phase payments monthly, quarterly, semi-annually or annually; -- Select an income phase payment option that provides for payments to your beneficiary; or
-- Select income phase payments that are fixed or vary depending upon the performance of the variable investment options you select.

[SIDE NOTE]
IN THIS SECTION:
-- Maximum Transaction Fees
-- Maximum Fees Deducted from Investments in the Separate Account
-- Fees Deducted by the Funds
-- Hypothetical Examples
ALSO SEE THE "FEES" SECTION FOR:
-- How, When and Why Fees are Deducted
-- Reduction, Waiver and/or Elimination of Certain Fees
-- Premium and Other Taxes
-- Charges for the Aetna GET Fund
[END SIDE NOTE]

FEE TABLE
----------------------------------------------

The tables and examples in this section show the fees that may affect your account value during the accumulation phase. See "The Income Phase" for the different fees that may apply after you begin receiving payments under the contract. The fees shown do not reflect any premium tax that may apply.

MAXIMUM TRANSACTION FEES

EARLY WITHDRAWAL CHARGE. (As a percentage of payments withdrawn.)

             FOR CONTRACTS ISSUED OUTSIDE OF THE STATE OF NEW YORK:
  ALL CONTRACTS (EXCEPT ROTH IRA CONTRACTS ISSUED BEFORE SEPTEMBER 20, 2000):

                                                                        EARLY
                     YEARS FROM RECEIPT                                 WITHDRAWAL
                    OF PURCHASE PAYMENT                                 CHARGE
                    Less than 2                                         7%
                    2 or more but less than 4                           6%
                    4 or more but less than 5                           5%
                    5 or more but less than 6                           4%
                    6 or more but less than 7                           3%
                    7 or more                                           0%

              ROTH IRA CONTRACTS ISSUED BEFORE SEPTEMBER 20, 2000:

                                                                        EARLY
                                                                        WITHDRAWAL
                    COMPLETED ACCOUNT YEARS                             CHARGE
                    Less than 1                                         5%
                    1 or more but less than 2                           4%
                    2 or more but less than 3                           3%
                    3 or more but less than 4                           2%
                    4 or more but less than 5                           1%
                    5 or more                                           0%

                 FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK:
                                 ALL CONTRACTS

                                                                        EARLY
                     YEARS FROM RECEIPT                                 WITHDRAWAL
                    OF PURCHASE PAYMENT                                 CHARGE
                    Less than 1                                         7%
                    1 or more but less than 2                           6%
                    2 or more but less than 3                           5%
                    3 or more but less than 4                           4%
                    4 or more but less than 5                           3%
                    5 or more but less than 6                           2%
                    6 or more but less than 7                           1%
                    7 or more                                           0%

ANNUAL MAINTENANCE FEE ............................................... $30.00(1)

TRANSFER CHARGE ...................................................... $10.00(2)

(1)The annual maintenance fee will be waived if your account value is $50,000 or greater on the date this fee is due. See "Fees--Annual Maintenance Fee."

(2)We currently do not impose this charge. We reserve the right, however, during the accumulation phase to charge $10 for each transfer after the first 12 transfers in each account year. See "Transfers" for additional information.

MAXIMUM FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

AMOUNT DURING THE ACCUMULATION PHASE

(Daily deductions, equal to the following percentages on an annual basis, from amounts invested in the subaccounts.)

                                                      ALL
                                                    ACCOUNT
- IF YOU DO NOT ELECT THE PREMIUM BONUS OPTION       YEARS
  --  OPTION PACKAGE I--
      Mortality and Expense Risk Charge              0.80%
      Administrative Expense Charge                  0.15%
                                                     -----
      Total Separate Account Expenses                0.95%
                                                     =====
  --  OPTION PACKAGE II--
      Mortality and Expense Risk Charge              1.10%
      Administrative Expense Charge                  0.15%
                                                     -----
      Total Separate Account Expenses                1.25%
                                                     =====
  --  OPTION PACKAGE III--
      Mortality and Expense Risk Charge              1.25%
      Administrative Expense Charge                  0.15%
                                                     -----
      Total Separate Account Expenses                1.40%
                                                     =====

                                                     AFTER
                                          ACCOUNT  THE 7(TH)
                                           YEARS    ACCOUNT
- IF YOU ELECT THE PREMIUM BONUS OPTION     1-7      YEAR
  --  OPTION PACKAGE I--
      Mortality and Expense Risk Charge    0.80%     0.80%
      Administrative Expense Charge        0.15%     0.15%
      Premium Bonus Option Charge          0.50%     0.00%
                                           -----     -----
      Total Separate Account Expenses      1.45%     0.95%
                                           =====     =====
  --  OPTION PACKAGE II--
      Mortality and Expense Risk Charge    1.10%     1.10%
      Administrative Expense Charge        0.15%     0.15%
      Premium Bonus Option Charge          0.50%     0.00%
                                           -----     -----
      Total Separate Account Expenses      1.75%     1.25%
                                           =====     =====
  --  OPTION PACKAGE III--
      Mortality and Expense Risk Charge    1.25%     1.25%
      Administrative Expense Charge        0.15%     0.15%
      Premium Bonus Option Charge          0.50%     0.00%
                                           -----     -----
      Total Separate Account Expenses      1.90%     1.40%
                                           =====     =====

FEES DEDUCTED BY THE FUNDS

USING THIS INFORMATION. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors impacting the share value, refer to the fund prospectus.

HOW FEES ARE DEDUCTED. The fund fees are not deducted from account values. Instead, they are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount that purchases fund shares. Except as noted below, the following figures are a percentage of the average net assets of each fund and are based on figures for the year ended December 31, 2000.

                                     FUND EXPENSE TABLE(1)
                                                          Total Fund                 Net Fund
                                                            Annual                    Annual
                                                           Expenses                  Expenses
                           Investment                      Without       Total         After
                            Advisory    12b-1    Other    Waivers or  Waivers and     Waivers
Fund Name                     Fees       Fee    Expenses  Reductions  Reductions   or Reductions
---------                     ----       ---    --------  ----------  ----------   -------------
Aetna Balanced VP, Inc.        0.50%      --      0.09%       0.59%         --           0.59%
Aetna Bond VP                  0.40%      --      0.10%       0.50%         --           0.50%
Aetna Growth VP(2)             0.60%      --      0.10%       0.70%       0.00%          0.70%
Aetna Growth and Income
  VP                           0.50%      --      0.08%       0.58%         --           0.58%
Aetna Index Plus Large
  Cap VP(2)                    0.35%      --      0.09%       0.44%       0.00%          0.44%
Aetna International VP(3)      0.85%      --      0.49%       1.34%       0.19%          1.15%
Aetna Money Market VP          0.25%      --      0.09%       0.34%         --           0.34%
Aetna Small Company VP(2)      0.75%      --      0.12%       0.87%       0.00%          0.87%
Aetna Technology VP(3)         0.95%      --      0.25%       1.20%       0.05%          1.15%
AIM V.I. Capital
  Appreciation Fund            0.61%      --      0.21%       0.82%         --           0.82%
AIM V.I. Government
  Securities Fund              0.50%      --      0.47%       0.97%         --           0.97%
AIM V.I. Growth Fund           0.61%      --      0.22%       0.83%         --           0.83%
AIM V.I. Growth and
  Income Fund                  0.60%      --      0.24%       0.84%         --           0.84%
AIM V.I. Value Fund            0.61%      --      0.23%       0.84%         --           0.84%
Alliance Growth and
  Income Portfolio             0.63%      --      0.06%       0.69%         --           0.69%
Alliance Premier Growth
  Portfolio                    1.00%      --      0.04%       1.04%         --           1.04%
Alliance Quasar
  Portfolio(4)                 1.00%      --      0.14%       1.14%       0.19%          0.95%
Fidelity VIP
  Equity-Income
  Portfolio(5)                 0.48%      --      0.08%       0.56%         --           0.56%
Fidelity VIP Growth
  Portfolio(5)                 0.57%      --      0.08%       0.65%         --           0.65%
Fidelity VIP High Income
  Portfolio                    0.58%      --      0.10%       0.68%         --           0.68%
Fidelity VIP II
  Contrafund-Registered
  Trademark- Portfolio(5)      0.57%      --      0.09%       0.66%         --           0.66%
Janus Aspen Aggressive
  Growth Portfolio(6)          0.65%      --      0.01%       0.66%       0.00%          0.66%
Janus Aspen Balanced
  Portfolio(6)                 0.65%      --      0.01%       0.66%       0.00%          0.66%
Janus Aspen Growth
  Portfolio(6)                 0.65%      --      0.02%       0.67%       0.00%          0.67%
Janus Aspen Worldwide
  Growth Portfolio(6)          0.65%      --      0.04%       0.69%       0.00%          0.69%
MFS-Registered Trademark-
  Total Return Series(7)       0.75%      --      0.15%       0.90%       0.00%          0.90%
Mitchell Hutchins Growth
  and Income
  Portfolio(11)                0.70%    0.25%     0.42%       1.37%         --            (11)
Mitchell Hutchins Small
  Cap Portfolio(11)            1.00%    0.25%     1.21%       2.46%         --            (11)
Mitchell Hutchins
  Tactical Allocation
  Portfolio(11)                0.50%    0.25%     0.23%       0.98%         --            (11)
Oppenheimer Aggressive
  Growth Fund/VA               0.62%      --      0.02%       0.64%         --           0.64%
Oppenheimer Main Street
  Growth & Income Fund/VA      0.70%      --      0.03%       0.73%         --           0.73%
Oppenheimer Strategic
  Bond Fund/VA                 0.74%      --      0.05%       0.79%         --           0.79%
Pilgrim VP Growth
  Opportunities
  Portfolio(8)                 0.75%      --      1.44%       2.19%       1.29%          0.90%
Pilgrim VP MagnaCap
  Portfolio(8)                 0.75%      --      7.15%       7.90%       7.00%          0.90%
Pilgrim VP MidCap
  Opportunities
  Portfolio(8)                 0.75%      --      5.01%       5.76%       4.86%          0.90%
Pilgrim VP SmallCap
  Opportunities
  Portfolio(8)                 0.75%      --      0.23%       0.98%       0.08%          0.90%
PPI MFS Capital
  Opportunities
  Portfolio(9)                 0.65%      --      0.25%       0.90%       0.00%          0.90%
PPI MFS Emerging Equities
  Portfolio(9)                 0.66%      --      0.13%       0.79%       0.00%          0.79%
PPI MFS Research Growth
  Portfolio(9)                 0.69%      --      0.15%       0.84%       0.00%          0.84%
PPI Scudder International
  Growth Portfolio(10)         0.80%      --      0.20%       1.00%       0.00%          1.00%
Prudential Jennison
  Portfolio                    0.60%    0.25%     0.19%       1.04%         --           1.04%
SP Jennison International
  Growth Portfolio(10)         0.85%    0.25%     0.60%       1.70%       0.06%          1.64%

FOOTNOTES TO THE "FUND EXPENSE TABLE"

(1) Certain of the fund advisers reimburse the Company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements generally are separate from the expenses shown above and do not affect, directly or indirectly, the expenses paid by investors. For the AIM Funds, the reimbursements may be paid out of fund assets in an amount up to 0.25% annually. Any such reimbursements paid from the AIM Funds' assets are included in the "Other Expenses" column.
(2) The investment adviser is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to maintain a certain expense ratio. Actual expenses for these funds for the period ended December 31, 2000 were at or below contractual limits.
(3) The investment adviser is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the fund's total fund annual expenses do not exceed the percentage reflected under "Net Fund Annual Expenses After Waivers or Reductions."
(4) The investment manager has agreed to waive its fees and reimburse the Quasar Variable Portfolio to limit total expenses to 0.95% of daily net assets until at least May 1, 2002.
(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(6) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements.
(7) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The "Other Expenses" shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Net Fund Annual Expenses After Waivers or Reductions would be lower and would equal 0.89% for the series.
(8) The investment adviser to the Pilgrim Variable Products Trust has agreed to reimburse the Portfolios for any expenses in excess of 0.90% of each Portfolio's average daily net assets. Expense reimbursements are voluntary. There is no assurance of ongoing reimbursement. Absent the voluntary expense reimbursements, total fund expenses would be what is shown in the "Total Fund Annual Expenses Without Waivers or Reductions" column above.
(9) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2002, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above.
(10) Because this is the first year of operation for all "SP" Portfolios, other expenses are estimated based on management's projection of non-advisory fee expenses. Each "SP" Portfolio has expense reimbursements in effect. These expense reimbursements are voluntary and may be terminated at any time.
(11) The distributor of the portfolios uses the 12b-1 fee to pay insurance companies whose separate accounts purchase Class I shares for distribution-related services that the insurance companies provide with respect to the Class I shares. During the fiscal year ended December 31, 2000, Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.) voluntarily waived a portion of the fund's 12b-1 fees. Such waivers will not be in effect for the fiscal year ending December 31, 2001. After applying the voluntary waiver, total fund annual expenses for the fiscal year ended December 31, 2000 were 1.33% for Mitchell Hutchins Growth and Income Portfolio; 2.44% for Mitchell Hutchins Small Cap Portfolio; and 0.94% for Mitchell Hutchins Tactical Allocation Portfolio.

FOR CONTRACTS ISSUED OUTSIDE OF THE STATE OF NEW YORK
HYPOTHETICAL EXAMPLE: IF YOU DO NOT ELECT THE PREMIUM BONUS OPTION

ACCOUNT FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the contract and assume a 5% annual return on the investment. For the purpose of these examples, we deducted total annual fund expenses and the maximum contract charges, except the premium bonus option charge (i.e., a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.15% and an annual maintenance fee of $30 (converted to a percentage of assets equal to 0.023%)). The total annual fund expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

 -- These examples are purely hypothetical.              EXAMPLE A                               EXAMPLE B
 -- They should not be considered a representation       If you withdraw your entire             If at the end of the periods shown
    of past or future expenses or expected returns.      account value at the end of the         you
 -- Actual expenses and/or returns may be more or        periods shown, you would pay the        (1) leave your entire account
    less than those shown in these examples.             following expenses, including any       value invested or (2) select an
                                                         applicable early withdrawal             income phase payment option, you
                                                         charge:*                                would pay the following expenses
                                                                                                 (no early with-
                                                                                                 drawal charge is reflected):**

                           1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                           ------  -------  -------  --------  ------  -------  -------  --------
Aetna Balanced VP, Inc.     $ 83    $117     $144      $234     $20     $ 63     $108      $234
Aetna Bond VP               $ 82    $114     $139      $225     $20     $ 60     $104      $225
Aetna Growth VP             $ 84    $120     $149      $245     $22     $ 66     $114      $245
Aetna Growth and Income
  VP                        $ 83    $116     $143      $233     $20     $ 63     $108      $233
Aetna Index Plus Large
  Cap VP                    $ 82    $112     $136      $218     $19     $ 59     $101      $218
Aetna International VP      $ 91    $139     $182      $309     $28     $ 86     $146      $309
Aetna Money Market VP       $ 81    $109     $131      $208     $18     $ 56     $ 96      $208
Aetna Small Company VP      $ 86    $125     $158      $263     $23     $ 72     $123      $263
Aetna Technology VP         $ 89    $135     $175      $296     $27     $ 82     $139      $296
AIM V.I. Capital
  Appreciation Fund         $ 86    $124     $156      $258     $23     $ 70     $120      $258
AIM V.I. Government
  Securities Fund           $ 87    $128     $163      $273     $24     $ 75     $128      $273
AIM V.I. Growth Fund        $ 86    $124     $156      $259     $23     $ 70     $121      $259
AIM V.I. Growth and
  Income Fund               $ 86    $124     $157      $260     $23     $ 71     $121      $260
AIM V.I. Value Fund         $ 86    $124     $157      $260     $23     $ 71     $121      $260
Alliance Growth and
  Income Portfolio          $ 84    $120     $149      $244     $21     $ 66     $114      $244
Alliance Premier Growth
  Portfolio                 $ 88    $130     $167      $280     $25     $ 77     $131      $280
Alliance Quasar Portfolio   $ 89    $133     $172      $290     $26     $ 80     $136      $290
Fidelity VIP
  Equity-Income Portfolio   $ 83    $116     $142      $231     $20     $ 62     $107      $231
Fidelity VIP Growth
  Portfolio                 $ 84    $118     $147      $240     $21     $ 65     $112      $240
Fidelity VIP High Income
  Portfolio                 $ 84    $119     $148      $243     $21     $ 66     $113      $243
Fidelity VIP II
  Contrafund-Registered
  Trademark- Portfolio      $ 84    $119     $147      $241     $21     $ 65     $112      $241
Janus Aspen Aggressive
  Growth Portfolio          $ 84    $119     $147      $241     $21     $ 65     $112      $241
Janus Aspen Balanced
  Portfolio                 $ 84    $119     $147      $241     $21     $ 65     $112      $241
Janus Aspen Growth
  Portfolio                 $ 84    $119     $148      $242     $21     $ 66     $113      $242
Janus Aspen Worldwide
  Growth Portfolio          $ 84    $120     $149      $244     $21     $ 66     $114      $244
MFS-Registered Trademark-
  Total Return Series       $ 86    $126     $160      $266     $24     $ 73     $124      $266
Mitchell Hutchins Growth
  and Income Portfolio      $ 91    $140     $183      $312     $28     $ 87     $148      $312
Mitchell Hutchins Small
  Cap Portfolio             $102    $172     $235      $411     $39     $118     $200      $411
Mitchell Hutchins
  Tactical Allocation
  Portfolio                 $ 87    $128     $164      $274     $24     $ 75     $128      $274
Oppenheimer Aggressive
  Growth Fund/VA            $ 84    $118     $146      $239     $21     $ 65     $111      $239
Oppenheimer Main Street
  Growth & Income Fund/VA   $ 85    $121     $151      $249     $22     $ 67     $116      $249
Oppenheimer Strategic
  Bond Fund/VA              $ 85    $123     $154      $255     $22     $ 69     $119      $255
Pilgrim VP Growth
  Opportunities Portfolio   $ 99    $164     $223      $387     $36     $111     $187      $387
Pilgrim VP MagnaCap
  Portfolio                 $155    $317     $455      $754     $91     $262     $418      $754
Pilgrim VP MidCap
  Opportunities Portfolio   $134    $263     $376      $645     $71     $209     $340      $645
Pilgrim VP SmallCap
  Opportunities Portfolio   $ 87    $128     $164      $274     $24     $ 75     $128      $274
PPI MFS Capital
  Opportunities Portfolio   $ 86    $126     $160      $266     $24     $ 73     $124      $266
PPI MFS Emerging Equities
  Portfolio                 $ 85    $123     $154      $255     $22     $ 69     $119      $255
PPI MFS Research Growth
  Portfolio                 $ 86    $124     $157      $260     $23     $ 71     $121      $260
PPI Scudder International
  Growth Portfolio          $ 87    $129     $165      $276     $25     $ 76     $129      $276
Prudential Jennison
  Portfolio                 $ 88    $130     $167      $280     $25     $ 77     $131      $280
SP Jennison International
  Growth Portfolio          $ 94    $150     $199      $343     $32     $ 96     $164      $343

--------------------------

* This example reflects deduction of an early withdrawal charge using the early withdrawal charge schedule that applies to all contracts, including Roth IRA contracts issued after September 19, 2000.
** This example does not apply during the income phase if you selected a nonlifetime income phase payment option with variable payments and take a lump-sum withdrawal after payments start. In this case the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge (refer to Example A).

FOR CONTRACTS ISSUED OUTSIDE OF THE STATE OF NEW YORK
HYPOTHETICAL EXAMPLE: IF YOU ELECT THE PREMIUM BONUS OPTION

ACCOUNT FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the contract and assume a 5% annual return on the investment. For the purpose of these examples, we deducted total annual fund expenses and the maximum contract charges (i.e., a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.15%, an annual maintenance fee of $30 (converted to a percentage of assets equal to 0.023%) and the premium bonus option charge of 0.50% during the first seven account years). The total annual fund expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

 -- These examples are purely hypothetical.              EXAMPLE A                               EXAMPLE B
 -- They should not be considered a representation       If you withdraw your entire             If at the end of the periods shown
    of past or future expenses or expected returns.      account value at the end of the         you
 -- Actual expenses and/or returns may be more or        periods shown, you would pay the        (1) leave your entire account
    less than those shown in these examples.             following expenses, including any       value invested or (2) select an
                                                         applicable early withdrawal             income phase payment option, you
                                                         charge:*                                would pay the following expenses
                                                                                                 (no early with-
                                                                                                 drawal charge is reflected):**

                           1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                           ------  -------  -------  --------  ------  -------  -------  --------
Aetna Balanced VP, Inc.     $ 88    $132     $169      $267     $25     $ 78     $134      $267
Aetna Bond VP               $ 87    $129     $165      $258     $25     $ 76     $129      $258
Aetna Growth VP             $ 89    $135     $175      $278     $27     $ 82     $139      $278
Aetna Growth and Income
  VP                        $ 88    $131     $169      $266     $25     $ 78     $133      $266
Aetna Index Plus Large
  Cap VP                    $ 87    $127     $162      $252     $24     $ 74     $126      $252
Aetna International VP      $ 96    $154     $206      $339     $33     $100     $170      $339
Aetna Money Market VP       $ 86    $124     $157      $241     $23     $ 71     $121      $241
Aetna Small Company VP      $ 91    $140     $183      $295     $28     $ 87     $148      $295
Aetna Technology VP         $ 94    $150     $199      $326     $32     $ 96     $164      $326
AIM V.I. Capital
  Appreciation Fund         $ 91    $139     $181      $290     $28     $ 85     $145      $290
AIM V.I. Government
  Securities Fund           $ 92    $143     $188      $304     $29     $ 90     $152      $304
AIM V.I. Growth Fund        $ 91    $139     $181      $291     $28     $ 85     $146      $291
AIM V.I. Growth and
  Income Fund               $ 91    $139     $182      $292     $28     $ 86     $146      $292
AIM V.I. Value Fund         $ 91    $139     $182      $292     $28     $ 86     $146      $292
Alliance Growth and
  Income Portfolio          $ 89    $135     $174      $277     $26     $ 81     $139      $277
Alliance Premier Growth
  Portfolio                 $ 93    $145     $191      $311     $30     $ 92     $156      $311
Alliance Quasar Portfolio   $ 94    $148     $196      $321     $31     $ 95     $161      $321
Fidelity VIP
  Equity-Income Portfolio   $ 88    $131     $168      $264     $25     $ 77     $132      $264
Fidelity VIP Growth
  Portfolio                 $ 89    $134     $172      $273     $26     $ 80     $137      $273
Fidelity VIP High Income
  Portfolio                 $ 89    $134     $174      $276     $26     $ 81     $138      $276
Fidelity VIP II
  Contrafund-Registered
  Trademark- Portfolio      $ 89    $134     $173      $274     $26     $ 80     $137      $274
Janus Aspen Aggressive
  Growth Portfolio          $ 89    $134     $173      $274     $26     $ 80     $137      $274
Janus Aspen Balanced
  Portfolio                 $ 89    $134     $173      $274     $26     $ 80     $137      $274
Janus Aspen Growth
  Portfolio                 $ 89    $134     $173      $275     $26     $ 81     $138      $275
Janus Aspen Worldwide
  Growth Portfolio          $ 89    $135     $174      $277     $26     $ 81     $139      $277
MFS-Registered Trademark-
  Total Return Series       $ 91    $141     $185      $298     $29     $ 87     $149      $298
Mitchell Hutchins Growth
  and Income Portfolio      $ 96    $155     $207      $342     $33     $101     $172      $342
Mitchell Hutchins Small
  Cap Portfolio             $107    $187     $258      $437     $44     $133     $223      $437
Mitchell Hutchins
  Tactical Allocation
  Portfolio                 $ 92    $143     $189      $305     $29     $ 90     $153      $305
Oppenheimer Aggressive
  Growth Fund/VA            $ 89    $133     $172      $272     $26     $ 80     $136      $272
Oppenheimer Main Street
  Growth & Income Fund/VA   $ 90    $136     $176      $281     $27     $ 82     $141      $281
Oppenheimer Strategic
  Bond Fund/VA              $ 90    $138     $179      $287     $27     $ 84     $144      $287
Pilgrim VP Growth
  Opportunities Portfolio   $104    $179     $246      $415     $41     $125     $210      $415
Pilgrim VP MagnaCap
  Portfolio                 $159    $329     $472      $767     $96     $274     $435      $767
Pilgrim VP MidCap
  Opportunities Portfolio   $139    $276     $396      $662     $76     $221     $359      $662
Pilgrim VP SmallCap
  Opportunities Portfolio   $ 92    $143     $189      $305     $29     $ 90     $153      $305
PPI MFS Capital
  Opportunities Portfolio   $ 91    $141     $185      $298     $29     $ 87     $149      $298
PPI MFS Emerging Equities
  Portfolio                 $ 90    $138     $179      $287     $27     $ 84     $144      $287
PPI MFS Research Growth
  Portfolio                 $ 91    $139     $182      $292     $28     $ 86     $146      $292
PPI Scudder International
  Growth Portfolio          $ 92    $144     $189      $307     $30     $ 90     $154      $307
Prudential Jennison
  Portfolio                 $ 93    $145     $191      $311     $30     $ 92     $156      $311
SP Jennison International
  Growth Portfolio          $ 99    $165     $223      $372     $36     $111     $187      $372

--------------------------

* This example reflects deduction of an early withdrawal charge using the early withdrawal charge schedule that applies to all contracts, including Roth IRA contracts issued after September 19, 2000. This example does not reflect the amount of any premium bonus forfeited because of an early withdrawal during the first seven account years.
** This example does not apply during the income phase if you selected a nonlifetime income phase payment option with variable payments and take a lump-sum withdrawal after payments start. In this case the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge (refer to Example A).

FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK
HYPOTHETICAL EXAMPLE: IF YOU DO NOT ELECT THE PREMIUM BONUS OPTION

ACCOUNT FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the contract and assume a 5% annual return on the investment. For the purpose of these examples, we deducted total annual fund expenses and the maximum contract charges, except the premium bonus option charge (i.e., a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.15% and an annual maintenance fee of $30 (converted to a percentage of assets equal to 0.023%)). The total annual fund expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

 -- These examples are purely hypothetical.              EXAMPLE A                               EXAMPLE B
 -- They should not be considered a representation       If you withdraw your entire             If at the end of the periods shown
    of past or future expenses or expected returns.      account value at the end of the         you (1) leave your entire account
 -- Actual expenses and/or returns may be more or        periods shown, you would pay the        value invested or (2) select an
    less than those shown in these examples.             following expenses, including any       income phase payment option, you
                                                         applicable early withdrawal             would pay the following expenses
                                                         charge:                                 (no early withdrawal charge is
                                                                                                 reflected):*

                           1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                           ------  -------  -------  --------  ------  -------  -------  --------
Aetna Balanced VP, Inc.     $ 74    $ 99     $126      $234     $20     $ 63     $108      $234
Aetna Bond VP               $ 73    $ 96     $122      $225     $20     $ 60     $104      $225
Aetna Growth VP             $ 75    $102     $132      $245     $22     $ 66     $114      $245
Aetna Growth and Income
  VP                        $ 74    $ 98     $126      $233     $20     $ 63     $108      $233
Aetna Index Plus Large
  Cap VP                    $ 73    $ 94     $118      $218     $19     $ 59     $101      $218
Aetna International VP      $ 82    $121     $164      $309     $28     $ 86     $146      $309
Aetna Money Market VP       $ 72    $ 91     $113      $208     $18     $ 56     $ 96      $208
Aetna Small Company VP      $ 77    $107     $140      $263     $23     $ 72     $123      $263
Aetna Technology VP         $ 80    $117     $157      $296     $27     $ 82     $139      $296
AIM V.I. Capital
  Appreciation Fund         $ 77    $106     $138      $258     $23     $ 70     $120      $258
AIM V.I. Government
  Securities Fund           $ 78    $110     $145      $273     $24     $ 75     $128      $273
AIM V.I. Growth Fund        $ 77    $106     $138      $259     $23     $ 70     $121      $259
AIM V.I. Growth and
  Income Fund               $ 77    $106     $139      $260     $23     $ 71     $121      $260
AIM V.I. Value Fund         $ 77    $106     $139      $260     $23     $ 71     $121      $260
Alliance Growth and
  Income Portfolio          $ 75    $102     $131      $244     $21     $ 66     $114      $244
Alliance Premier Growth
  Portfolio                 $ 79    $112     $149      $280     $25     $ 77     $131      $280
Alliance Quasar Portfolio   $ 80    $115     $154      $290     $26     $ 80     $136      $290
Fidelity VIP
  Equity-Income Portfolio   $ 74    $ 98     $125      $231     $20     $ 62     $107      $231
Fidelity VIP Growth
  Portfolio                 $ 75    $101     $129      $240     $21     $ 65     $112      $240
Fidelity VIP High Income
  Portfolio                 $ 75    $102     $131      $243     $21     $ 66     $113      $243
Fidelity VIP II
  Contrafund-Registered
  Trademark- Portfolio      $ 75    $101     $130      $241     $21     $ 65     $112      $241
Janus Aspen Aggressive
  Growth Portfolio          $ 75    $101     $130      $241     $21     $ 65     $112      $241
Janus Aspen Balanced
  Portfolio                 $ 75    $101     $130      $241     $21     $ 65     $112      $241
Janus Aspen Growth
  Portfolio                 $ 75    $101     $130      $242     $21     $ 66     $113      $242
Janus Aspen Worldwide
  Growth Portfolio          $ 75    $102     $131      $244     $21     $ 66     $114      $244
MFS-Registered Trademark-
  Total Return Series       $ 77    $108     $142      $266     $24     $ 73     $124      $266
Mitchell Hutchins Growth
  and Income Portfolio      $ 82    $122     $165      $312     $28     $ 87     $148      $312
Mitchell Hutchins Small
  Cap Portfolio             $ 93    $154     $218      $411     $39     $118     $200      $411
Mitchell Hutchins
  Tactical Allocation
  Portfolio                 $ 78    $111     $146      $274     $24     $ 75     $128      $274
Oppenheimer Aggressive
  Growth Fund/VA            $ 75    $100     $129      $239     $21     $ 65     $111      $239
Oppenheimer Main Street
  Growth & Income Fund/VA   $ 76    $103     $133      $249     $22     $ 67     $116      $249
Oppenheimer Strategic
  Bond Fund/VA              $ 76    $105     $136      $255     $22     $ 69     $119      $255
Pilgrim VP Growth
  Opportunities Portfolio   $ 90    $147     $205      $387     $36     $111     $187      $387
Pilgrim VP MagnaCap
  Portfolio                 $145    $298     $437      $754     $91     $262     $418      $754
Pilgrim VP MidCap
  Opportunities Portfolio   $125    $245     $358      $645     $71     $209     $340      $645
Pilgrim VP SmallCap
  Opportunities Portfolio   $ 78    $111     $146      $274     $24     $ 75     $128      $274
PPI MFS Capital
  Opportunities Portfolio   $ 77    $108     $142      $266     $24     $ 73     $124      $266
PPI MFS Emerging Equities
  Portfolio                 $ 76    $105     $136      $255     $22     $ 69     $119      $255
PPI MFS Research Growth
  Portfolio                 $ 77    $106     $139      $260     $23     $ 71     $121      $260
PPI Scudder International
  Growth Portfolio          $ 78    $111     $147      $276     $25     $ 76     $129      $276
Prudential Jennison
  Portfolio                 $ 79    $112     $149      $280     $25     $ 77     $131      $280
SP Jennison International
  Growth Portfolio          $ 85    $132     $181      $343     $32     $ 96     $164      $343

--------------------------

* This example does not apply during the income phase if you selected a nonlifetime income phase payment option with variable payments and take a lump-sum withdrawal after payments start. In this case the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge (refer to Example A).

FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK
HYPOTHETICAL EXAMPLE: IF YOU ELECT THE PREMIUM BONUS OPTION

ACCOUNT FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the contract and assume a 5% annual return on the investment. For the purpose of these examples, we deducted total annual fund expenses and the maximum contract charges (i.e., a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.15%, an annual maintenance fee of $30 (converted to a percentage of assets equal to 0.023%) and the premium bonus option charge of 0.50% during the first seven account years). The total annual fund expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

 -- These examples are purely hypothetical.              EXAMPLE A                               EXAMPLE B
 -- They should not be considered a representation       If you withdraw your entire             If at the end of the periods shown
    of past or future expenses or expected returns.      account value at the end of the         you (1) leave your entire account
 -- Actual expenses and/or returns may be more or        periods shown, you would pay the        value invested or (2) select an
    less than those shown in these examples.             following expenses, including any       income phase payment option, you
                                                         applicable early withdrawal             would pay the following expenses
                                                         charge:*                                (no early withdrawal charge is
                                                                                                 reflected):**

                           1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                           ------  -------  -------  --------  ------  -------  -------  --------
Aetna Balanced VP, Inc.     $ 79    $114     $151      $267     $25     $ 78     $134      $267
Aetna Bond VP               $ 78    $111     $147      $258     $25     $ 76     $129      $258
Aetna Growth VP             $ 80    $117     $157      $278     $27     $ 82     $139      $278
Aetna Growth and Income
  VP                        $ 79    $114     $151      $266     $25     $ 78     $133      $266
Aetna Index Plus Large
  Cap VP                    $ 78    $109     $144      $252     $24     $ 74     $126      $252
Aetna International VP      $ 87    $136     $188      $339     $33     $100     $170      $339
Aetna Money Market VP       $ 77    $106     $139      $241     $23     $ 71     $121      $241
Aetna Small Company VP      $ 82    $122     $165      $295     $28     $ 87     $148      $295
Aetna Technology VP         $ 85    $132     $181      $326     $32     $ 96     $164      $326
AIM V.I. Capital
  Appreciation Fund         $ 82    $121     $163      $290     $28     $ 85     $145      $290
AIM V.I. Government
  Securities Fund           $ 83    $125     $170      $304     $29     $ 90     $152      $304
AIM V.I. Growth Fund        $ 82    $121     $163      $291     $28     $ 85     $146      $291
AIM V.I. Growth and
  Income Fund               $ 82    $121     $164      $292     $28     $ 86     $146      $292
AIM V.I. Value Fund         $ 82    $121     $164      $292     $28     $ 86     $146      $292
Alliance Growth and
  Income Portfolio          $ 80    $117     $156      $277     $26     $ 81     $139      $277
Alliance Premier Growth
  Portfolio                 $ 84    $127     $174      $311     $30     $ 92     $156      $311
Alliance Quasar Portfolio   $ 85    $130     $179      $321     $31     $ 95     $161      $321
Fidelity VIP
  Equity-Income Portfolio   $ 79    $113     $150      $264     $25     $ 77     $132      $264
Fidelity VIP Growth
  Portfolio                 $ 80    $116     $154      $273     $26     $ 80     $137      $273
Fidelity VIP High Income
  Portfolio                 $ 80    $117     $156      $276     $26     $ 81     $138      $276
Fidelity VIP II
  Contrafund-Registered
  Trademark- Portfolio      $ 80    $116     $155      $274     $26     $ 80     $137      $274
Janus Aspen Aggressive
  Growth Portfolio          $ 80    $116     $155      $274     $26     $ 80     $137      $274
Janus Aspen Balanced
  Portfolio                 $ 80    $116     $155      $274     $26     $ 80     $137      $274
Janus Aspen Growth
  Portfolio                 $ 80    $116     $155      $275     $26     $ 81     $138      $275
Janus Aspen Worldwide
  Growth Portfolio          $ 80    $117     $156      $277     $26     $ 81     $139      $277
MFS-Registered Trademark-
  Total Return Series       $ 82    $123     $167      $298     $29     $ 87     $149      $298
Mitchell Hutchins Growth
  and Income Portfolio      $ 87    $137     $190      $342     $33     $101     $172      $342
Mitchell Hutchins Small
  Cap Portfolio             $ 98    $169     $240      $437     $44     $133     $223      $437
Mitchell Hutchins
  Tactical Allocation
  Portfolio                 $ 83    $126     $171      $305     $29     $ 90     $153      $305
Oppenheimer Aggressive
  Growth Fund/VA            $ 80    $115     $154      $272     $26     $ 80     $136      $272
Oppenheimer Main Street
  Growth & Income Fund/VA   $ 81    $118     $158      $281     $27     $ 82     $141      $281
Oppenheimer Strategic
  Bond Fund/VA              $ 81    $120     $161      $287     $27     $ 84     $144      $287
Pilgrim VP Growth
  Opportunities Portfolio   $ 95    $161     $228      $415     $41     $125     $210      $415
Pilgrim VP MagnaCap
  Portfolio                 $150    $310     $454      $767     $96     $274     $435      $767
Pilgrim VP MidCap
  Opportunities Portfolio   $130    $258     $377      $662     $76     $221     $359      $662
Pilgrim VP SmallCap
  Opportunities Portfolio   $ 83    $126     $171      $305     $29     $ 90     $153      $305
PPI MFS Capital
  Opportunities Portfolio   $ 82    $123     $167      $298     $29     $ 87     $149      $298
PPI MFS Emerging Equities
  Portfolio                 $ 81    $120     $161      $287     $27     $ 84     $144      $287
PPI MFS Research Growth
  Portfolio                 $ 82    $121     $164      $292     $28     $ 86     $146      $292
PPI Scudder International
  Growth Portfolio          $ 83    $126     $172      $307     $30     $ 90     $154      $307
Prudential Jennison
  Portfolio                 $ 84    $127     $174      $311     $30     $ 92     $156      $311
SP Jennison International
  Growth Portfolio          $ 90    $147     $205      $372     $36     $111     $187      $372

--------------------------

* This example does not reflect the amount of any premium bonus forfeited because of an early withdrawal during the first seven account years.
** This example does not apply during the income phase if you selected a nonlifetime income phase payment option with variable payments and take a lump-sum withdrawal after payments start. In this case the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge (refer to Example A).

CONDENSED FINANCIAL INFORMATION
----------------------------------------------

UNDERSTANDING CONDENSED FINANCIAL INFORMATION. In Appendix IV of this prospectus we provide condensed financial information about the Variable Annuity Account B (the separate account) subaccounts you may invest in through the contract. The numbers show the year-end unit values of each subaccount from the time purchase payments were first received in the subaccounts under the contract.

PURCHASE AND RIGHTS
----------------------------------------------

HOW TO PURCHASE

-- Individual Contracts. In some states, where group contracts are not available, you may purchase the contract directly from us by completing an application and delivering it and your initial purchase payment to us. Upon our approval we will issue you a contract and set up an account for you under the contract.

-- Group Contracts. In most states we have distributors, usually broker-dealers or banks, who hold the contract as a group contract (see "Other Topics-- Contract Distribution"). You may purchase an interest (or, in other words, participate) in the group contract by contacting a distributor and completing an application and delivering it with your initial purchase payment to that distributor. Upon our approval, we will set up an account for you under the group contract and issue you a certificate showing your rights under the contract.

-- Joint Contracts (generally spouses). For a nonqualified contract, you may participate in a group contract as a joint contract holder. References to "contract holder" in this prospectus mean both contract holders under joint contracts. Tax law prohibits the purchase of qualified contracts by joint contract holders.

MAXIMUM ISSUE AGE. The maximum issue age for you and the annuitant (if you are not the annuitant) on the date we establish your account is 90. Please note that there are age maximums on the calculation of the step-up value and roll-up value death benefits under Option Packages II and III. Therefore, if you are age 75 or older you may want to consider whether choosing one of these options is in your best interest. See "Death Benefit" for a description of the calculation of death benefits above certain ages.

YOUR RIGHTS UNDER THE CONTRACT

-- Individual Contracts. You have all contract rights.

-- Group Contracts. The holder of the group contract has title to the contract and, generally, only the right to accept or reject any modifications to the contract. You have all other rights to your account under the contract.

-- Joint Contracts. Joint contract holders have equal rights under the contract with respect to their account. All rights under the contract must be exercised by both joint contract holders with the exception of transfers among investment options. See the "Death Benefit" section for the rights of the surviving joint contract holder upon the death of a joint contract holder prior to the income phase start date.

PURCHASE PAYMENT METHODS.  The following purchase payment methods are allowed:

-- One lump sum;

-- Periodic payments; or

-- Transfer or rollover from a pre-existing retirement plan or account.

We reserve the right to reject any purchase payments to a prospective or existing account without advance notice. If you are considering making periodic payments beyond the first contract year, the premium bonus option may not be right for you. See "Premium Bonus Option--Suitability."

PURCHASE PAYMENT AMOUNTS. The minimum initial purchase payment depends upon the option package you select when you purchase the contract and must be met without consideration of any premium bonus.

                                   OPTION                   OPTION                   OPTION
                                  PACKAGE I               PACKAGE II               PACKAGE III
 Minimum                      Non-                     Non-                     Non-
 Initial                   Qualified:  Qualified:*  Qualified:  Qualified:*  Qualified:  Qualified:*
 Purchase                   $15,000      $1,500       $5,000      $1,500       $5,000      $1,500
 Payment

* The Tax Code imposes a maximum limit on annual payments which may be excluded from your gross income. Additional purchase payments must be at least $50 (we may change this amount from time to time). A purchase payment of more than $1,000,000 will be allowed only with our consent.

REDUCTION OF PURCHASE PAYMENT AMOUNTS. In certain circumstances we may reduce the minimum initial or additional purchase payment amount we will accept under a contract. Whether such a reduction is available will be based on consideration of each of the following factors:

-- The size and type of the prospective group, if any, to which the reduction would apply;

-- The method and frequency of purchase payments to be made under the contract;
   and

-- The amount of compensation to be paid to distributors and their registered representative on each purchase payment.

Any reduction of the minimum initial or additional purchase payment amount will not be unfairly discriminatory against any person. We will make any such reduction according to our own rules in effect at the time the purchase payment is received. We reserve the right to change these rules from time to time.

ACCEPTANCE OR REJECTION OF YOUR APPLICATION. We must accept or reject your application within two business days of receipt. If the application is incomplete, we may hold any forms and accompanying purchase payment(s) for five business days. We may hold purchase payments for longer periods, pending acceptance of the application, only with your permission. If the application is rejected, the application and any purchase payments will be returned to you.

ALLOCATING PURCHASE PAYMENTS TO THE INVESTMENT OPTIONS. We will allocate your purchase payments among the investment options you select. Allocations must be in whole percentages and there may be limits on the number of investment options you may select. When selecting investment options you may find it helpful to review the "Investment Options" section.

RIGHT TO CANCEL
----------------------------------------------

WHEN AND HOW TO CANCEL. You may cancel your contract within ten days of receipt (some states require more than ten days) by returning it to our Home Office along with a written notice of cancellation.

REFUNDS. We will issue you a refund within seven days of our receipt of your contract and written notice of cancellation. Unless your state requires otherwise or unless you purchased an IRA, your refund will equal the purchase payments made plus any earnings or minus any losses attributable to those purchase payments allocated among the subaccounts. Any premium bonus credited to your account will be forfeited and your refund will reflect any earnings or losses attributable to the premium bonus. In other words, you will bear the entire investment risk for amounts allocated among the subaccounts during this period and the amount refunded could be less than the amount paid. If your state requires or if you purchased an IRA, we will refund all purchase payments made.

If the purchase payments for your canceled contract came from a rollover from another contract issued by us or one of our affiliates where an early withdrawal charge was reduced or eliminated, the purchase payments will be restored to your prior contract.

PREMIUM BONUS OPTION
----------------------------------------------

ELECTION. At the time of application you may elect the premium bonus option. Once elected it may not be revoked. The premium bonus option may not be available under all contracts.

PREMIUM BONUS AMOUNT. If you elect this option we will credit your account with a 4% premium bonus for each purchase payment you make during the first account year. The premium bonus will be included in your account value and allocated among the investment options you have selected in the same proportion as the purchase payment. The amount of the premium bonus we credit to an account may be reduced if the premium bonus option charge is reduced or eliminated.

PREMIUM BONUS OPTION CHARGE. In exchange for the premium bonus, during the first seven account years you will pay an annual premium bonus option charge equal to 0.50% of your account value allocated to the subaccounts. We may also deduct this charge from amounts allocated to the fixed interest options, resulting in an annual 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option. Under certain contracts, the premium bonus option charge may be reduced or eliminated. See "Fees--Reduction or Elimination of Certain Fees."

After the seventh account year you will no longer pay the premium bonus option charge. We will administer the elimination of this charge by decreasing the number of accumulation units and increasing the accumulation unit values of the subaccounts in which you are then invested. The elimination of this charge and the adjustment of the number of accumulation units and accumulation unit values will not affect your account value. See "Your Account Value."

FORFEITURE. In each of the following circumstances all or part of a premium bonus credited to your account will be forfeited:

-- If you exercise your free look privilege and cancel your contract. See "Right to Cancel."

-- If a death benefit is payable based on account value, step-up value or roll-up value, but only the amount of any premium bonus credited to the account after or within 12 months of the date of death. See "Death Benefit--Premium Bonus."

-- If all or part of a purchase payment for which a premium bonus was credited is withdrawn during the first seven account years. The amount of the premium bonus forfeited will be in the same percentage as the amount withdrawn subject to an early withdrawal charge is to the total purchase payments made during the first account year. See "Withdrawals."

The following hypothetical example illustrates how the forfeiture of premium bonus is calculated when you withdraw all or part of a purchase payment for which a premium bonus was credited during the first seven account years.

           PURCHASE     PREMIUM      ACCOUNT     WITHDRAWAL
 DATE      PAYMENT       BONUS        VALUE        AMOUNT           EXPLANATION
 May 2,    $100,000     $4,000      $104,000         --      You make a $100,000
 2001                                                        initial purchase payment
                                                             and we credit your
                                                             account with a 4%
                                                             ($4,000) premium bonus.
                                                             Your beginning account
                                                             value equals $104,000.
 May 2,       --          --        $120,000      $30,000    Assume that your account
 2004                                                        value grows to $120,000
                                                             over the next three years
                                                             and you request a $30,000
                                                             withdrawal. $18,000 of
                                                             that $30,000 will be
                                                             subject to an early
                                                             withdrawal charge
                                                             ($30,000 minus $12,000
                                                             (the 10% free withdrawal
                                                             amount, see "Fees--Free
                                                             Withdrawals")) and you
                                                             would pay a $1,080 early
                                                             withdrawal charge (6% of
                                                             $18,000). Additionally,
                                                             because $18,000 is 18% of
                                                             the $100,000 purchase
                                                             payment made in the first
                                                             account year, 18% of your
                                                             $4,000 premium bonus, or
                                                             $720, would be
                                                             forfeited.*

* This example assumes that either Option Package I or II has been in effect since you purchased the contract. If Option Package III has been in effect since inception, none of the withdrawal would be subject to an early withdrawal charge because the 30% cumulative free withdrawal amount ($36,000) would be greater than the amount of the withdrawal. See "Fees--Free Withdrawals." Therefore, the withdrawal would not result in forfeiture of any of the premium bonus.

See the "New York Contracts" section of this prospectus for details about forfeiture of the premium bonus under contracts issued in New York.

SUITABILITY. If you expect to make purchase payments to your account after the first account year, the premium bonus option may not be right for you. Your account will not be credited with a premium bonus for purchase payments made after the first account year yet we will assess the premium bonus option charge against your account value which is increased by these additional purchase payments. Consequently, the amount of the premium bonus option charge you would pay over time may be more than the amount of the premium bonus we credited to your account. Also, if you anticipate that you will need to make withdrawals from your account during the first seven account years, you may not want to elect the premium bonus option. When you make such a withdrawal you may forfeit part of your premium bonus, and the amount of the premium bonus option charge you have paid may be more than the amount of the premium bonus not forfeited. Likewise, if you make a withdrawal during the first seven account years and the market is down, the amount of the bonus forfeited may be greater than the then current market value of the premium bonus. Your sales representative can help you decide if the premium bonus option is right for you.

INVESTMENT OPTIONS
----------------------------------------------

The contract offers variable investment options and fixed interest options.

VARIABLE INVESTMENT OPTIONS. These options are called subaccounts. The subaccounts are within Variable Annuity Account B (the separate account), a separate account of the Company. Each subaccount invests in a specific mutual fund. You do not invest directly in or hold shares of the funds.

-- MUTUAL FUND (FUND) DESCRIPTIONS. We provide brief descriptions of the funds in Appendix III. Investment results of the funds are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise noted, all funds are diversified as defined under the Investment Company Act of 1940. Refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our Home Office at the address and phone number listed in "Contract Overview--Questions: Contacting the Company," by accessing the SEC's web site or by contacting the SEC Public Reference Room.

FIXED INTEREST OPTIONS. If available in your state, the ALIAC Guaranteed Account (the Guaranteed Account) or the Fixed Account. The Guaranteed Account offers certain guaranteed minimum interest rates for a stated period of time. Amounts must remain in the Guaranteed Account for specific periods to receive the quoted interest rates, or a market value adjustment will be applied. The market value adjustment may be positive or negative. The Fixed Account guarantees payment of the minimum interest rate specified in the contract. The Fixed Account is only available in certain states. For a description of these options, see Appendices I and II and the Guaranteed Account prospectus.

 SELECTING INVESTMENT OPTIONS

 - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.
 - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.
 - BE INFORMED. Read this prospectus, the fund prospectuses, the Guaranteed Account and Fixed Account appendices and the Guaranteed Account prospectus.

LIMITS ON AVAILABILITY OF OPTIONS. Some funds or fixed interest options may be unavailable through your contract or in your state. We may add, withdraw or substitute funds, subject to the conditions in your contract and compliance with regulatory requirements.

LIMITS ON HOW MANY INVESTMENT OPTIONS YOU MAY SELECT. Although there is currently no limit, we reserve the right to limit the number of investment options you may select at any one time or during the life of the contract. For purposes of determining any limit, each subaccount and each guaranteed term of the Guaranteed Account, or an investment in the Fixed Account in certain contracts, will be considered an investment option.

LIMITS IMPOSED BY THE UNDERLYING FUND. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of a purchase payment to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS (MIXED AND SHARED FUNDING).

"Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies.

-- Shared--bought by more than one company.

-- Mixed--bought for annuities and life insurance.

It is possible that a conflict of interest may arise due to mixed and/or shared funding, which could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund's Board of Directors or Trustees will monitor events to identify any conflicts which may arise and to determine what action, if any, should be taken to address such conflicts.

TRANSFERS AMONG INVESTMENT OPTIONS
----------------------------------------------

You may transfer amounts among the available subaccounts. During the accumulation phase we allow you 12 free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge. During the income phase we allow you four free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge.

Transfers from the Guaranteed Account are subject to certain restrictions and may be subject to a market value adjustment. Transfers from the Fixed Account are subject to certain restrictions and transfers into the Fixed Account from any of the other investment options are not allowed. Transfers must be made in accordance with the terms of your contract.

TRANSFER REQUESTS. Requests may be made in writing, by telephone or, where applicable, electronically.

LIMITS ON FREQUENT TRANSFERS. The contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance.

Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract holders. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract holder; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding fund is not accepted for any reason.

VALUE OF YOUR TRANSFERRED DOLLARS. The value of amounts transferred into or out of subaccounts will be based on the subaccount unit values next determined after we receive your transfer request in good order at our Home Office or, if you are participating in the dollar cost averaging or account rebalancing programs, after your scheduled transfer or reallocation.

TELEPHONE AND ELECTRONIC TRANSACTIONS: SECURITY MEASURES. To prevent fraudulent use of telephone and electronic transactions (including, but not limited to, internet transactions), we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

THE DOLLAR COST AVERAGING PROGRAM. Dollar cost averaging is an investment strategy whereby you purchase fixed dollar amounts of an investment at regular intervals, regardless of price. Under this program a fixed dollar amount is automatically transferred from certain subaccounts, the Guaranteed Account or Fixed Account to any of the other subaccounts. A market value adjustment will not be applied to dollar cost averaging transfers from a guaranteed term of the Guaranteed Account during participation in the dollar cost averaging program. If such participation is discontinued, we will automatically transfer the remaining balance in that guaranteed term to another guaranteed term of the same duration, unless you initiate a transfer into another investment option. In either case a market value adjustment will apply. See Appendix I for more information about dollar cost averaging from the Guaranteed Account. If dollar cost averaging is stopped with respect to amounts invested in the Fixed Account, the remaining balance will be transferred to the money market subaccount.

Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each calendar year. For additional information about this program, contact your sales representative or call us at the number listed in "Contract Overview--Questions:
Contacting the Company."

In certain states purchase payments allocated to the Fixed Account may require participation in the dollar cost averaging program.

THE ACCOUNT REBALANCING PROGRAM. Account rebalancing allows you to reallocate your account value to match the investment allocations you originally selected. Only account values invested in the subaccounts may be rebalanced. We automatically reallocate your account value annually (or more frequently as we allow). Account rebalancing neither ensures a profit nor guarantees against loss in a declining market. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each calendar year. You may participate in this program by completing the account rebalancing section of your application or by contacting us at the address and/or number listed in "Contract Overview--Questions: Contacting the Company."

TRANSFERS BETWEEN OPTION PACKAGES
------------------------------------------------------------------

You may transfer from one option package to another.

-- Transfers must occur on an account anniversary.

-- A written request for the transfer must be received by us within 60 days before an account anniversary.

-- The following minimum account values need to be met:

                                                         TRANSFERS TO                                    TRANSFERS TO
                                                       OPTION PACKAGE I                           OPTION PACKAGES II OR III
------------------------------------------------------------------------------------------------------------------------------
 Minimum Account Value                       Non-                                                            Non-
                                          Qualified:                      Qualified:                      Qualified:
                                           $15,000                          $1,500                          $5,000


------------------------------
 Minimum Account Value
                                          Qualified:
                                            $1,500

-- You will receive a new contract schedule page upon transfer.

-- Only one option package may be in effect at any time.

              TRANSFERS TO                              TRANSFERS TO                              TRANSFERS TO
            OPTION PACKAGE I                         OPTION PACKAGE II                         OPTION PACKAGE III
----------------------------------------------------------------------------------------------------------------------------
 DEATH BENEFIT(1):                        DEATH BENEFIT(1):                         DEATH BENEFIT(1):
 - The sum of all purchase payments       - The sum of all purchase payments made,  - The sum of all purchase payments made,
  made, adjusted for amounts withdrawn      adjusted for amounts withdrawn or         adjusted for amounts withdrawn or
  or applied to an income phase payment     applied to an income phase payment        applied to an income phase payment
  option as of the claim date, will         option as of the claim date, will         option as of the claim date, will
  continue to be calculated from the        continue to be calculated from the        continue to be calculated from the
  account effective date.                   account effective date.                   account effective date.
 - The "step-up value" under Option       - If transferring from Option Package I,  - If transferring from Option Package I,
  Packages II and III will terminate on     the "step-up value" will be calculated    the "step-up value" will be calculated
  the new schedule effective date.          beginning on the new schedule             beginning on the new schedule
 - The "roll-up value" under Option         effective date.                           effective date.
  Package III will terminate on the new   - If transferring from Option Package     - If transferring from Option Package
  schedule effective date.                  III, the "step-up value" will continue    II, the "step-up value" will continue
                                            to be calculated from the date            to be calculated from the date
                                            calculated under Option Package III.      calculated under Option Package II.
                                            The "roll-up value" under Option        - The "roll-up value" will be calculated
                                            Package III will terminate on the new     beginning on the new schedule
                                            schedule effective date.                  effective date.
 NURSING HOME WAIVER(2):                  NURSING HOME WAIVER(2):                   NURSING HOME WAIVER(2):
 - The availability of the waiver of the  - If transferring from Option Package I,  - If transferring from Option Package I,
  early withdrawal charge under the         the waiting period under the Nursing      the waiting period under the Nursing
  Nursing Home Waiver will terminate on     Home Waiver will begin to be measured     Home Waiver will begin to be measured
  the new schedule effective date.          from the new schedule effective date.     from the new schedule effective date.
                                          - If transferring from Option Package     - If transferring from Option Package
                                            III, the waiting period will have been    II, the waiting period will have been
                                            satisfied on the new schedule             satisfied on the new schedule
                                            effective date.                           effective date.
 FREE WITHDRAWALS(3):                     FREE WITHDRAWALS(3):                      FREE WITHDRAWALS(3):
 - If transferring from Option Package    - If transferring from Option Package     - The cumulative to 30% available free
  III, any available free withdrawal        III, any available free withdrawal        withdrawal amount will begin to be
  amount in excess of 10% will be lost      amount in excess of 10% will be lost      calculated as of the new schedule
  as of the new schedule effective date.    as of the new schedule effective date.    effective date.

(1)  See "Death Benefit."
(2)  See "Fees--Nursing Home Waiver."
(3)  See "Fees--Free Withdrawals."

[SIDE NOTE]
TYPES OF FEES
There are five types of fees or deductions that may affect your account. TRANSACTION FEES
- Early Withdrawal Charge
- Annual Maintenance Fee
- Transfer Charge
FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT
- Mortality and Expense
 Risk Charge
- Administrative Expense
 Charge
- Premium Bonus Option
 Charge
FEES DEDUCTED BY THE FUNDS
- Investment Advisory Fees
- Other Expenses
PREMIUM AND OTHER
TAXES
CHARGES FOR THE AETNA
GET FUND
[END SIDE NOTE]

FEES
----------------------------------------------
The following repeats and adds to information provided in the "Fee Table" section. Please review both sections for information on fees.

TRANSACTION FEES
EARLY WITHDRAWAL CHARGE

Withdrawals of all or a portion of your account value may be subject to a charge.

AMOUNT. A percentage of the purchase payments that you withdraw. The percentage will be determined by the early withdrawal charge schedule that applies to your account.

EARLY WITHDRAWAL CHARGE SCHEDULES
             FOR CONTRACTS ISSUED OUTSIDE OF THE STATE OF NEW YORK
  ALL CONTRACTS (EXCEPT ROTH IRA CONTRACTS ISSUED BEFORE SEPTEMBER 20, 2000):

                                                                        Early
                    Years from Receipt                                  Withdrawal
                    of Purchase Payment                                 Charge
                    --------------------------------------------------  ---
                    Less than 2                                         7%
                    2 or more but less than 4                           6%
                    4 or more but less than 5                           5%
                    5 or more but less than 6                           4%
                    6 or more but less than 7                           3%
                    7 or more                                           0%

              ROTH IRA CONTRACTS ISSUED BEFORE SEPTEMBER 20, 2000:

                                                                        Early
                                                                        Withdrawal
                    Completed Account Years                             Charge
                    --------------------------------------------------  ---
                    Less than 1                                         5%
                    1 or more but less than 2                           4%
                    2 or more but less than 3                           3%
                    3 or more but less than 4                           2%
                    4 or more but less than 5                           1%
                    5 or more                                           0%

                 FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK:
                                 ALL CONTRACTS

                                                                        Early
                    Years From Receipt                                  Withdrawal
                    of Purchase Payment                                 Charge
                    --------------------------------------------------  ---
                    Less than 1                                         7%
                    1 or more but less than 2                           6%
                    2 or more but less than 3                           5%
                    3 or more but less than 4                           4%
                    4 or more but less than 5                           3%
                    5 or more but less than 6                           2%
                    6 or more but less than 7                           1%
                    7 or more                                           0%

PURPOSE. This is a deferred sales charge. It reimburses us for some of the sales and administrative expenses associated with the contract. If our expenses are greater than the amount we collect for the early withdrawal charge, we may use any of our corporate assets, including potential profit that may arise from the mortality and expense risk charge, to make up any difference.

FIRST IN, FIRST OUT. The early withdrawal charge is calculated separately for each purchase payment withdrawn. For purposes of calculating your early withdrawal charge, we consider that your first purchase payment to the account (first in) is the first you withdraw (first out).

Examples: Where the early withdrawal charge is based on the number of years since the purchase payment was received, if your initial purchase payment was made three years ago, we will deduct an early withdrawal charge equal to 6% of the portion of that purchase payment withdrawn.

For certain Roth IRA contracts where the early withdrawal charge is based on the number of completed account years, if your initial purchase payment was made three years ago, we will deduct an early withdrawal charge equal to 2% of the portion of that purchase payment withdrawn.

In each case the next time you make a withdrawal we will access the early withdrawal charge, if any, against the portion of the first purchase payment you did not withdraw and/or subsequent purchase payments to your account in the order they were received.

Earnings may be withdrawn after all purchase payments have been withdrawn. There is no early withdrawal charge for withdrawal of earnings.

FREE WITHDRAWALS. There is no early withdrawal charge if, during each account year, the amount withdrawn is 10% or less of your account value on the later of the date we established your account or the most recent anniversary of that date. Under Option Package III, any unused percentage of the 10% free withdrawal amount shall carry forward into successive account years, up to a maximum 30% of your account value.

The free withdrawal amount will be adjusted for amounts withdrawn under a systematic distribution option or taken as a required minimum distribution during the account year.

WAIVER. The early withdrawal charge is waived for purchase payments withdrawn if the withdrawal is:

-- Used to provide income phase payments to you;

-- Paid due to the annuitant's death during the accumulation phase in an amount up to the sum of purchase payments made, minus the total of all partial withdrawals, amounts applied to an income phase payment option and deductions made prior to the annuitant's death;

-- Paid upon a full withdrawal where your account value is $2,500 or less and no part of the account has been withdrawn during the prior 12 months;

-- Taken because of the election of a systematic distribution option (see
   "Systematic Distribution Options");

-- Applied as a rollover to certain Roth IRAs issued by us or an affiliate;

-- If approved in your state, taken under a qualified contract, when the amount withdrawn is equal to the minimum distribution required by the Tax Code for your account calculated using a method permitted under the Tax Code and agreed to by us (including required minimum distributions using the ECO systematic distribution option (see "Systematic Distribution Options")); or

-- Paid upon termination of your account by us (see "Other Topics--Involuntary
   Terminations").

NURSING HOME WAIVER. Under Option Packages II and III, you may withdraw all or a portion of your account value without an early withdrawal charge if:

-- More than one account year has elapsed since the schedule effective date;

-- The withdrawal is requested within three years of the annuitant's admission to a licensed nursing care facility (in Oregon there is no three year limitation period and in New Hampshire non-licensed facilities are included); and

-- The annuitant has spent at least 45 consecutive days in such nursing care facility.

We will not waive the early withdrawal charge if the annuitant was in a nursing care facility for at least one day during the two week period immediately preceding or following the schedule effective date. It will also not apply to contracts where prohibited by state law. See the "New York Contracts" section of this prospectus for contracts issued in New York.

ANNUAL MAINTENANCE FEE

MAXIMUM AMOUNT.  $30.00

WHEN/HOW. Each year during the accumulation phase we deduct this fee from your account value. We deduct it on your account anniversary and at the time of full withdrawal. It is deducted proportionally from each investment option.

PURPOSE. This fee reimburses us for our administrative expenses relating to the establishment and maintenance of your account.

ELIMINATION. We will not deduct the annual maintenance fee if your account value is $50,000 or more on the date this fee is to be deducted.

TRANSFER CHARGE

AMOUNT. During the accumulation phase we currently allow you 12 free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge.

PURPOSE. This charge reimburses us for administrative expenses associated with transferring your dollars among investment options.

FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

MAXIMUM AMOUNT. During the accumulation phase the amount of this charge, on an annual basis, is equal to the following percentages of your account value invested in the subaccounts:

            OPTION PACKAGE I                         OPTION PACKAGE II                         OPTION PACKAGE III
----------------------------------------------------------------------------------------------------------------------------
                 0.80%                                     1.10%                                     1.25%

During the income phase this charge, on an annual basis, is equal to 1.25% of amounts invested in the subaccounts. See "The Income Phase--Charges Deducted."

WHEN/HOW. We deduct this charge daily from the subaccounts corresponding to the funds you select. We do not deduct this charge from any fixed interest option.

PURPOSE. This charge compensates us for the mortality and expense risks we assume under the contract.

-- The mortality risks are those risks associated with our promise to make lifetime income phase payments based on annuity rates specified in the contract.

-- The expense risk is the risk that the actual expenses we incur under the contract will exceed the maximum costs that we can charge.

If the amount we deduct for this charge is not enough to cover our mortality costs and expenses under the contract, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this charge.

ADMINISTRATIVE EXPENSE CHARGE

MAXIMUM AMOUNT. During the accumulation phase the amount of this charge, on an annual basis, is equal to the following percentages of your account value invested in the subaccounts:

            OPTION PACKAGE I                         OPTION PACKAGE II                         OPTION PACKAGE III
----------------------------------------------------------------------------------------------------------------------------
                 0.15%                                     0.15%                                     0.15%

There is currently no administrative expense charge during the income phase. We reserve the right, however, to charge an administrative expense charge of up to 0.25% during the income phase.

WHEN/HOW. If imposed, we deduct this charge daily from the subaccounts corresponding to the funds you select. We do not deduct this charge from the fixed interest options. If we are imposing this charge when you enter the income phase, the charge will apply to you during the entire income phase.

PURPOSE.  This charge helps defray our administrative expenses.

PREMIUM BONUS OPTION CHARGE.

MAXIMUM AMOUNT.  0.50%, but only if you elect the premium bonus option.

WHEN/HOW. We deduct this charge daily from the subaccounts corresponding to the funds you select. We may also deduct this charge from amounts allocated to the fixed interest options. This charge is deducted for the first seven account years during the accumulation phase and, if applicable, the income phase.

PURPOSE. This charge compensates us for the cost associated with crediting the premium bonus to your account on purchase payments made during the first account year. See "Premium Bonus Option--Premium Bonus Option Charge."

REDUCTION OR ELIMINATION OF CERTAIN FEES

When sales of the contract are made to individuals or a group of individuals in a manner that results in savings of sales or administrative expenses, we may reduce or eliminate the early withdrawal charge, annual maintenance fee, mortality and expense risk charge, administrative expense charge or premium bonus option charge. Our decision to reduce or eliminate any of these fees will be based on one or more of the following:

-- The size and type of group to whom the contract is issued;

-- The amount of expected purchase payments;

-- A prior or existing relationship with the Company, such as being an employee or former employee of the Company or one of our affiliates, receiving distributions or making transfers from other contracts issued by us or one of our affiliates or transferring amounts held under qualified retirement plans sponsored by us or one of our affiliates;

-- The type and frequency of administrative and sales services provided; or

-- The level of annual maintenance fee and early withdrawal charges.

In the case of an exchange of another contract issued by us or one of our affiliates where the early withdrawal charge has been waived, the early withdrawal charge for certain contracts offered by this prospectus may be determined based on the dates purchase payments were received in the prior contract.

The reduction or elimination of any of these fees will not be unfairly discriminatory against any person and will be done according to our rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time. The right to reduce or eliminate any of these fees may be subject to state approval.

FEES DEDUCTED BY THE FUNDS

MAXIMUM AMOUNT. Each fund's advisory fee and expenses are different. They are set forth in "Fee Table--Fees Deducted by the Funds" and described in more detail in each fund prospectus.

WHEN/HOW. A fund's fees and expenses are not deducted from your account value. Instead, they are reflected in the daily value of fund shares which, in turn, will affect the daily value of the subaccounts.

PURPOSE. These fees and expenses help to pay the fund's investment adviser and operating expenses.

PREMIUM AND OTHER TAXES

MAXIMUM AMOUNT. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending upon the jurisdiction.

WHEN/HOW. We reserve the right to deduct a charge for premium taxes from your account value or from purchase payments to the account at any time, but not before there is a tax liability under state law. For example, we may deduct a charge for premium taxes at the time of a complete withdrawal or we may reflect the cost of premium taxes in our income phase payment rates when you commence income phase payments.

We will not deduct a charge for any municipal premium tax of 1% or less, but we reserve the right to reflect such an expense in our annuity purchase rates.

In addition, we reserve the right to assess a charge for any federal taxes due against the separate account. See "Taxation."

CHARGES FOR THE AETNA GET FUND

Various series of the Aetna GET Fund may be offered from time to time, and additional charges may apply if you elect to invest in one of these series. If a series is available, it will be described in a supplement to this prospectus at the time it is offered. The supplement will include fee table information about the option.

YOUR ACCOUNT VALUE
----------------------------------------------

During the accumulation phase your account value at any given time equals:

-- The current dollar value of amounts invested in the subaccounts; plus

-- The current dollar values of amounts invested in the fixed interest options, including interest earnings to date.

SUBACCOUNT ACCUMULATION UNITS. When you select a fund as an investment option, your account dollars invest in "accumulation units" of the Variable Annuity Account B subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an "accumulation unit value," as described below, for each unit.

ACCUMULATION UNIT VALUE (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The AUV varies daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge, the administrative expense charge and premium bonus option charge (if any). We discuss these deductions in more detail in "Fee Table" and "Fees."

VALUATION. We determine the AUV every normal business day after the close of the New York Stock Exchange. At that time we calculate the current AUV by multiplying the AUV last calculated by the "net investment factor" of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

NET INVESTMENT FACTOR. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

NET INVESTMENT RATE. The net investment rate is computed according to a formula that is equivalent to the following:

-- The net assets of the fund held by the subaccount as of the current valuation; minus

-- The net assets of the fund held by the subaccount at the preceding valuation;
   plus or minus

-- Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

-- The total value of the subaccount's units at the preceding valuation; minus

-- A daily deduction for the mortality and expense risk charge and the administrative expense charge, if any, and any other fees deducted from investments in the separate account, such as the premium bonus option charge and guarantee charges for the Aetna GET fund. See "Fees."

The net investment rate may be either positive or negative.

HYPOTHETICAL ILLUSTRATION. As a hypothetical illustration assume that your initial purchase payment to a qualified contract is $5,000 and you direct us to invest $3,000 in Fund A and $2,000 in Fund B. Also assume that you did not elect the premium bonus option and on the day we receive the purchase payment the applicable AUVs after the next close of business of the New York Stock Exchange are $10 for Subaccount A and $20 for Subaccount B. Your account is credited with 300 accumulation units of Subaccount A and 100 accumulation units of Subaccount B.

STEP 1:  You make an initial purchase
payment of $5000.

STEP 2:
A. You direct us to invest $3,000 in
   Fund A. The purchase payment
   purchases 300 accumulation units of
   Subaccount A ($3,000 divided by the
   current $10 AUV).

B. You direct us to invest $2,000 in
   Fund B. The purchase payment
   purchases 100 accumulation units of
   Subaccount B ($2,000 divided by the
   current $20 AUV).

STEP 3: The separate account purchases
shares of the applicable funds at the
then current market value (net asset
value or NAV).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$5,000 purchase payment
STEP 1
Aetna Life Insurance and Annuity Company

     STEP 2

VARIABLE ANNUITY ACCOUNT B
Subaccount A                Subaccount B  Etc.
300                                  100
accumulation                accumulation
units                              units

STEP 3

MUTUAL  MUTUAL
Fund A  Fund B

Each fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

PURCHASE PAYMENTS TO YOUR ACCOUNT. If all or a portion of your initial purchase payment is directed to the subaccounts, it will purchase subaccount accumulation units at the AUV next computed after our acceptance of your application as described in "Purchase and Rights." Subsequent purchase payments or transfers directed to the subaccounts will purchase subaccount accumulation units at the AUV next computed following our receipt of the purchase payment or transfer request in good order. The AUV will vary day to day.

[SIDE NOTE]
TAXES, FEES AND DEDUCTIONS
Amounts withdrawn may be subject to one or more of the following:
-- Early Withdrawal Charge (see "Fees--Early Withdrawal Charge")
-- Annual Maintenance Fee (see "Fees--Annual Maintenance Fee")
-- Premium Bonus Option Charge (See "Premium Bonus Option--Premium Bonus Option
   Charge")
-- Market Value Adjustment for amounts held in the Guaranteed Account (see
   Appendix I and the Guaranteed Account prospectus)
-- Tax Penalty (see "Taxation")
-- Tax Withholding (see "Taxation")
To determine which may apply to you, refer to the appropriate sections of this prospectus, contact your sales representative or call us at the number listed in "Contract Overview--Questions: Contacting the Company."
[END SIDE NOTE]

WITHDRAWALS
----------------------------------------------

You may withdraw all or a portion of your account value at any time during the accumulation phase. If you participate in the contract through a 403(b) plan, certain restrictions apply. See "Restrictions on Withdrawals from 403(b) Plan Accounts."

STEPS FOR MAKING A WITHDRAWAL

-- Select the withdrawal amount.

(1) Full Withdrawal: You will receive, reduced by any required withholding tax, your account value allocated to the subaccounts, the Guaranteed Account (plus or minus any applicable market value adjustment) and the Fixed Account, minus any applicable early withdrawal charge, annual maintenance fee and forfeited premium bonus.

(2) Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be adjusted by any applicable early withdrawal charge, any positive or negative market value adjustment for amounts withdrawn from the Guaranteed Account and any forfeited premium bonus. See Appendices I and II and the Guaranteed Account prospectus for more information about withdrawals from the Guaranteed Account and the Fixed Account.

-- Select investment options. If you do not specify this, we will withdraw dollars in the same proportion as the values you hold in the various investment options bear to your total account value.

-- Properly complete a disbursement form and deliver it to our Home Office.

RESTRICTIONS ON WITHDRAWALS FROM 403(B) PLAN ACCOUNTS

Under Section 403(b) contracts the withdrawal of salary reduction contributions and earnings on such contributions is generally prohibited prior to the participant's death, disability, attainment of age 59 1/2, separation from service or financial hardship. See "Taxation."

CALCULATION OF YOUR WITHDRAWAL. We determine your account value every normal business day after the close of the New York Stock Exchange. We pay withdrawal amounts based on your account value as of the next valuation after we receive a request for withdrawal in good order at our Home Office.

DELIVERY OF PAYMENT. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, your withdrawal amount will be sent no later than seven calendar days following our receipt of your properly-completed disbursement form in good order.

REINSTATING A FULL WITHDRAWAL. Within 30 days after a full withdrawal, if allowed by law and the contract, you may elect to reinstate all or a portion of your withdrawal. We must receive any reinstated amounts within 60 days of the withdrawal. We reserve the right, however, to accept a reinstatement election received more than 30 days after the withdrawal and accept proceeds received more than 60 days after the withdrawal. We will credit your account for the amount reinstated based on the subaccount values next computed following our receipt of your request and the amount to be reinstated. We will credit the amount reinstated proportionally for annual maintenance fees and early withdrawal charges imposed at the time of withdrawal. We will deduct from the amount reinstated any annual maintenance fee which fell due after the withdrawal and before the reinstatement. We will reinstate in the same investment options and proportions in place at the time of withdrawal. If you withdraw amounts from a series of the Aetna GET Fund and then elect to reinstate them, we will reinstate them in a GET Fund series that is then accepting deposits, if one is available. If one is not available, we will reallocate your GET amounts among other investment options in which you invested, on a pro rata basis. The reinstatement privilege may be used only once. Special rules apply to reinstatement of amounts withdrawn from the Guaranteed Account (see Appendix I and the Guaranteed Account prospectus). We will not credit your account for market value adjustments or any premium bonus forfeited that we deducted at the time of your withdrawal or refund any taxes that were withheld. Seek competent advice regarding the tax consequences associated with reinstatement.

[SIDE NOTE]
FEATURES OF A SYSTEMATIC DISTRIBUTION OPTION
A systematic distribution option allows you to receive regular payments from your contract without moving into the income phase. By remaining in the accumulation phase, you retain certain rights and investment flexibility not available during the income phase.
[END SIDE NOTE]

SYSTEMATIC DISTRIBUTION OPTIONS
----------------------------------------------

Systematic distribution options may be exercised at any time during the accumulation phase. The following systematic distribution options may be available:

-- SWO--SYSTEMATIC WITHDRAWAL OPTION. SWO is a series of automatic partial withdrawals from your account based on a payment method you select. Consider this option if you would like a periodic income while retaining investment flexibility for amounts accumulated in the account.

-- ECO--ESTATE CONSERVATION OPTION. ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year. Under ECO we calculate the minimum distribution amount required by law, generally at age 70 1/2, and pay you that amount once a year. ECO is not available under nonqualified contracts. An early withdrawal charge will not be deducted from and a market value adjustment will not be applied to any part of your account value paid under an ECO.

-- LEO--LIFE EXPECTANCY OPTION. LEO provides for annual payments for a number of years equal to your life expectancy or the life expectancy of you and a designated beneficiary. It is designed to meet the substantially equal periodic payment exception to the 10% premature distribution penalty under Tax Code section 72. See "Taxation."

OTHER SYSTEMATIC DISTRIBUTION OPTIONS. We may add additional systematic distribution options from time to time. You may obtain additional information relating to any of the systematic distribution options from your sales representative or by calling us at the number listed in "Contract Overview--
Questions: Contacting the Company."

SYSTEMATIC DISTRIBUTION OPTION AVAILABILITY. Withdrawals under a systematic distribution option are limited to your free withdrawal amount. See "Fees-- Early Withdrawal Charge--Free Withdrawals." If allowed by applicable law, we may discontinue the availability of one or more of the systematic distribution options for new elections at any time and/or to change the terms of future elections.

ELIGIBILITY FOR A SYSTEMATIC DISTRIBUTION OPTION. To determine if you meet the age and account value criteria and to assess terms and conditions that may apply, contact your sales representative or the Company at the number listed in "Contract Overview--Questions: Contacting the Company."

TERMINATING A SYSTEMATIC DISTRIBUTION OPTION. You may revoke a systematic distribution option at any time by submitting a written request to our Home Office. ECO, once revoked, may not, unless allowed under the Tax Code, be elected again.

CHARGES AND TAXATION. When you elect a systematic distribution option your account value remains in the accumulation phase and subject to the charges and deductions described in the "Fees" and "Fee Table" sections. Taking a withdrawal under a systematic distribution option, or later revoking the option, may have tax consequences. If you are concerned about tax implications, consult a qualified tax adviser before electing an option.

[SIDE NOTE]
This section provides information about the death benefit during the accumulation phase. For death benefit information applicable to the income phase, see "The Income Phase."
TERMS TO UNDERSTAND:
ACCOUNT YEAR/ACCOUNT ANNIVERSARY: A period of 12 months measured from the date we established your account and each anniversary of this date. Account anniversaries are measured from this date.
ANNUITANT(S): The person(s) on whose life or life expectancy(ies) the income phase payments are based.
BENEFICIARY(IES): The person(s) or entity(ies) entitled to receive a death benefit under the contract.
CLAIM DATE: The date proof of death and the beneficiary's right to receive the death benefit are received in good order at our Home Office. Please contact our Home Office to learn what information is required for a request for payment of the death benefit to be in good order.
CONTRACT HOLDER (YOU/YOUR): The contract holder of an individually owned contract or the certificate holder of a group contract. The contract holder and annuitant may be the same person.
SCHEDULE EFFECTIVE DATE: The date an option package and benefits become effective. The initial schedule effective date equals the date we established your account. Thereafter, this date can occur only on an account anniversary. [END SIDE NOTE]

DEATH BENEFIT
----------------------------------------------

DURING THE ACCUMULATION PHASE

WHEN IS A DEATH BENEFIT PAYABLE? During the accumulation phase a death benefit is payable when the contract holder or the annuitant dies. If there are joint contract holders, the death benefit is payable when either one dies.

WHO RECEIVES THE DEATH BENEFIT? If you would like certain individuals or entities to receive the death benefit when it becomes payable, you may name them as your beneficiaries. However, if you are a joint contract holder and you die, the beneficiary will automatically be the surviving joint contract holder. In this circumstance any other beneficiary you named will be treated as the primary or contingent beneficiary, as originally named, of the surviving joint contract holder. The surviving joint contract holder may change the beneficiary designation. If you die and no beneficiary exists, the death benefit will be paid in a lump sum to your estate.

DESIGNATING YOUR BENEFICIARY. You may designate a beneficiary on your application or by contacting your sales representative or us as indicated in "Contract Overview--Questions: Contacting the Company."

DEATH BENEFIT AMOUNT. The death benefit depends upon the option package in effect on the date the annuitant dies.

                                       OPTION PACKAGE I    OPTION PACKAGE II    OPTION PACKAGE III
 Death Benefit on Death of the         The greater of:     The greatest of:     The greatest of:
 Annuitant:                            (1) The sum of      (1) The sum of       (1) The sum of all
                                          all purchase        all purchase          purchase
                                           payments,           payments,            payments,
                                           adjusted for        adjusted for         adjusted for
                                           amounts             amounts              amounts
                                           withdrawn or        withdrawn or         withdrawn or
                                           applied to          applied to an        applied to an
                                           an income           income phase         income phase
                                           phase               payment              payment option
                                           payment             option as of         as of the claim
                                           option as of        the claim            date; or
                                           the claim           date; or         (2) The account
                                           date; or        (2) The account          value* on the
                                       (2) The account         value* on the        claim date; or
                                           value* on           claim date;      (3) The "step-up
                                           the claim           or                   value"* (as
                                           date.           (3) The "step-up         described
                                                               value"* (as          below) on the
                                                               described            claim date; or
                                                               below) on the    (4) The "roll-up
                                                               claim date.          value"* (as
                                                                                    described
                                                                                    below) on the
                                                                                    claim date.**

* For purposes of calculating the death benefit, the account value, step-up value and roll-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."
** See the "New York Contracts" section of this prospectus for details about the Option Package III death benefit for contracts issued in New York.

STEP-UP VALUE. On the schedule effective date, the step-up value is equal to the greater of:

-- The account value; or

-- The step-up value, if any, calculated on the account anniversary prior to the schedule effective date, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year.

Thereafter, once each year on the anniversary of the schedule effective date until the anniversary immediately preceding the annuitant's 85th birthday or death, whichever is earlier, the step-up value is equal to the greater of:

-- The step-up value most recently calculated, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year; or

-- The account value on that anniversary of the schedule effective date.

On each anniversary of the schedule effective date after the annuitant's 85th birthday, the step-up value shall be equal to the step-up value on the anniversary immediately preceding the annuitant's 85th birthday, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

On the claim date, the step-up value shall equal the step-up value on the anniversary of the schedule effective date immediately preceding the annuitant's death, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

For purposes of calculating the death benefit, the step-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."

ROLL-UP VALUE. On the schedule effective date, the roll-up value is equal to the account value. Thereafter, once each year on the anniversary of the schedule effective date until the anniversary immediately preceding the annuitant's 76th birthday or death, whichever is earlier, the roll-up value is equal to the roll-up value most recently calculated multiplied by a factor of 1.05, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year. The roll-up value may not exceed 200% of the account value on the schedule effective date, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that date.

On each anniversary of the schedule effective date after the annuitant's 76th birthday, the roll-up value shall be equal to the roll-up value on the anniversary immediately preceding the annuitant's 76th birthday, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary. On the claim date, the roll-up value shall equal the roll-up value on the anniversary of the schedule effective date immediately preceding the annuitant's death, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

For purposes of calculating the death benefit, the roll-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."

THE "ROLL-UP VALUE" IS NOT AVAILABLE ON CONTRACTS ISSUED IN THE STATE OF NEW YORK. SEE THE "NEW YORK CONTRACTS" SECTION OF THIS PROSPECTUS FOR DETAILS ABOUT THE OPTION PACKAGE III DEATH BENEFIT FOR CONTRACTS ISSUED IN NEW YORK.

ADJUSTMENT. For purposes of determining the death benefit, the adjustment for purchase payments made will be dollar for dollar. The adjustment for amounts withdrawn or applied to an income phase payment option will be proportionate, reducing the sum of all purchase payments made, the step-up value and the roll-up value in the same proportion that the account value was reduced on the date of the withdrawal or application to an income phase payment option.

DEATH BENEFIT GREATER THAN THE ACCOUNT VALUE. Notwithstanding which option package is selected, on the claim date, if the amount of the death benefit is greater than the account value, the amount by which the death benefit exceeds the account value will be deposited and allocated to the money market subaccount available under the contract, thereby increasing the account value available to the beneficiary to an amount equal to the death benefit.

Prior to the election of a method of payment of the death benefit by the beneficiary, the account value will remain in the account and continue to be affected by the investment performance of the investment option(s) selected. The beneficiary has the right to allocate or transfer any amount to any available investment option (subject to a market value adjustment, as applicable). The amount paid to the beneficiary will equal the adjusted account value on the day the payment is processed.

DEATH BENEFIT AMOUNTS IN CERTAIN CASES

IF A SPOUSAL BENEFICIARY CONTINUES THE ACCOUNT FOLLOWING THE DEATH OF THE CONTRACT HOLDER/ANNUITANT. If a spousal beneficiary continues the account at the death of a contract holder who was also the annuitant, the spousal beneficiary becomes the annuitant. The option package in effect at the death of the contract holder will also apply to the spousal beneficiary, unless later changed by the spousal beneficiary. The premium bonus option charge, if any, will continue, unless the premium bonus was forfeited when calculating the account value, step-up value and roll-up value on death of the original contract holder/annuitant.

The amount of the death benefit payable at the death of a spousal beneficiary who has continued the account shall be determined under the option package then in effect, except that:

(1) In calculating the sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option, the account value on the claim date following the original contract holder's/annuitant's death shall be treated as the spousal beneficiary's initial purchase payment;

(2) In calculating the step-up value, the step-up value on the claim date following the original contract holder's/annuitant's death shall be treated as the spousal beneficiary's initial step-up value; and

(3) In calculating the roll-up value, the roll-up value on the claim date following the original contract holder's/annuitant's death shall be treated as the initial roll-up value.

IF THE CONTRACT HOLDER IS NOT THE ANNUITANT. Under nonqualified contracts only the death benefit described above under Option Packages I, II and III will not apply if a contract holder (including a spousal beneficiary who has continued the account) who is not also the annuitant dies. In these circumstances the amount paid will be equal to the account value on the date the payment is processed, plus or minus any market value adjustment. An early withdrawal charge may apply to any full or partial payment of this death benefit.

BECAUSE THE DEATH BENEFIT IN THESE CIRCUMSTANCES EQUALS THE ACCOUNT VALUE, PLUS OR MINUS ANY MARKET VALUE ADJUSTMENT, A CONTRACT HOLDER WHO IS NOT ALSO THE ANNUITANT SHOULD SERIOUSLY CONSIDER WHETHER OPTION PACKAGES II AND III ARE SUITABLE FOR THEIR CIRCUMSTANCES.

If the spousal beneficiary who is the annuitant continues the account at the death of the contract holder who was not the annuitant, the annuitant will not change. The option package in effect at the death of the contract holder will also apply to the spousal beneficiary, unless later changed by the spousal beneficiary, and the death benefit payable at the spousal beneficiary's death shall be determined under the option package then in effect.

GUARANTEED ACCOUNT. For amounts held in the Guaranteed Account, see Appendix I for a discussion of the calculation of the death benefit.

DEATH BENEFIT--METHODS OF PAYMENT

FOR QUALIFIED CONTRACTS. Under a qualified contract if the annuitant dies the beneficiary may choose one of the following three methods of payment:

-- Apply some or all of the account value, plus or minus any market value adjustment, to any of the income phase payment options (subject to the Tax Code distribution rules (see "Taxation Minimum Distribution Requirements"));

-- Receive, at any time, a lump-sum payment equal to all or a portion of the account value, plus or minus any market value adjustment; or

-- Elect SWO, ECO or LEO (described in "Systematic Distribution Options"), provided the election would satisfy the Tax Code minimum distribution rules.

PAYMENTS FROM A SYSTEMATIC DISTRIBUTION OPTION. If the annuitant was receiving payments under a systematic distribution option and died before the Tax Code's required beginning date for minimum distributions, payments under the systematic distribution option will stop. The beneficiary, or contract holder on behalf of the beneficiary, may elect a systematic distribution option provided the election is permitted under the Tax Code minimum distribution rules. If the annuitant dies after the required beginning date for minimum distributions, payments will continue as permitted under the Tax Code minimum distribution rules, unless the option is revoked.

DISTRIBUTION REQUIREMENTS. Subject to Tax Code limitations, a beneficiary may be able to defer distribution of the death benefit. Death benefit payments must satisfy the distribution rules in Tax Code Section 401(a)(9). See "Taxation."

FOR NONQUALIFIED CONTRACTS.

(1) If you die and the beneficiary is your surviving spouse, or if you are a non-natural person and the annuitant dies and the beneficiary is the annuitant's surviving spouse, then the beneficiary becomes the successor contract holder. In this circumstance the Tax Code does not require distributions under the contract until the successor contract holder's death.

    As the successor contract holder, the beneficiary may exercise all rights under the account and has the following options:

    (a)  Continue the contract in the accumulation phase;

    (b) Elect to apply some or all of the account value, plus or minus any market value adjustment, to any of the income phase payment options; or

    (c) Receive at any time a lump-sum payment equal to all or a portion of the account value, plus or minus any market value adjustment.

    If you die and are not the annuitant, an early withdrawal charge will apply if a lump sum is elected.

(2) If you die and the beneficiary is not your surviving spouse, he or she may elect option 1(b) or option 1(c) above (subject to the Tax Code distribution rules). See "Taxation--Minimum Distribution Requirements."
    In this circumstance the Tax Code requires any portion of the account value, plus or minus any market value adjustment, not distributed in installments over the beneficiary's life or life expectancy, beginning within one year of your death, must be paid within five years of your death. See "Taxation."

(3) If you are a natural person but not the annuitant and the annuitant dies, the beneficiary may elect option 1(b) or 1(c) above. If the beneficiary does not elect option 1(b) within 60 days from the date of death, the gain, if any, will be included in the beneficiary's income in the year the annuitant dies.

PAYMENTS FROM A SYSTEMATIC DISTRIBUTION OPTION. If the contract holder or annuitant dies and payments were made under SWO, payments will stop. A beneficiary, however, may elect to continue SWO.

TAXATION. In general, payments received by your beneficiary after your death are taxed to the beneficiary in the same manner as if you had received those payments. Additionally, your beneficiary may be subject to tax penalties if he or she does not begin receiving death benefit payments within the time-frame required by the Tax Code. See "Taxation."

[SIDE NOTE]
We may have used the following terms in prior prospectuses:
ANNUITY PHASE--Income Phase
ANNUITY OPTION--Income Phase Payment Option
ANNUITY PAYMENT--Income Phase Payment
[END SIDE NOTE]

THE INCOME PHASE
----------------------------------------------

During the income phase you stop contributing dollars to your account and start receiving payments from your accumulated account value.

INITIATING PAYMENTS. At least 30 days prior to the date you want to start receiving payments you must notify us in writing of all of the following:

-- Payment start date;

-- Income phase payment option (see the income phase payment options table in this section);

-- Payment frequency (i.e., monthly, quarterly, semi-annually or annually);

-- Choice of fixed, variable or a combination of both fixed and variable payments; and

-- Selection of an assumed net investment rate (only if variable payments are elected).

Your account will continue in the accumulation phase until you properly initiate income phase payments. Once an income phase payment option is selected it may not be changed.

WHAT AFFECTS PAYMENT AMOUNTS? Some of the factors that may affect the amount of your income phase payments include your age, gender, account value, the income phase payment option selected, the number of guaranteed payments (if any) selected and whether you select fixed, variable or a combination of both fixed and variable payments and, for variable payments, the assumed net investment rate selected.

FIXED PAYMENTS. Amounts funding fixed income phase payments will be held in the Company's general account. The amount of fixed payments does not vary with investment performance over time.

VARIABLE PAYMENTS. Amounts funding your variable income phase payments will be held in the subaccount(s) you select. Not all subaccounts available during the accumulation phase may be available during the income phase. Payment amounts will vary depending upon the performance of the subaccounts you select. For variable income phase payments, you must select an assumed net investment rate.

ASSUMED NET INVESTMENT RATE. If you select variable income phase payments, you must also select an assumed net investment rate of either 5% or 3 1/2%. If you select a 5% rate, your first income phase payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3 1/2% rate, your first income phase payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon changes to the net investment rate of the subaccounts you selected. For more information about selecting an assumed net investment rate, call us for a copy of the SAI. See "Contract Overview--Questions: Contacting the Company."

MINIMUM PAYMENT AMOUNTS. The income phase payment option you select must result in:

-- A first income phase payment of at least $50; and

-- Total yearly income phase payments of at least $250.

If your account value is too low to meet these minimum payment amounts, you will receive one lump-sum payment. Unless prohibited by law, we reserve the right to increase the minimum payment amount based on increases reflected in the Consumer Price Index-Urban (CPI-U) since July 1, 1993.

RESTRICTIONS ON START DATES AND THE DURATION OF PAYMENTS. Income phase payments may not begin during the first account year, or, unless we consent, later than the later of:

(a)  The first day of the month following the annuitant's 85(th) birthday; or
(b)  The tenth anniversary of the last purchase payment made to your account.

Income phase payments will not begin until you have selected an income phase payment option. Failure to select an income phase payment option by the later of the annuitant's 85th birthday or the tenth anniversary of your last purchase payment may have adverse tax consequences. You should consult with a qualified tax adviser if you are considering delaying the selection of an income phase payment option before the later of these dates.

For qualified contracts only, income phase payments may not extend beyond:

(a)  The life of the annuitant;

(b)  The joint lives of the annuitant and beneficiary;

(c)  A guaranteed period greater than the annuitant's life expectancy; or

(d) A guaranteed period greater than the joint life expectancies of the annuitant and beneficiary.

When income phase payments start the age of the annuitant plus the number of years for which payments are guaranteed may not exceed 95.

If income phase payments start when the annuitant is at an advanced age, such as over 85, it is possible that the contract will not be considered an annuity for federal tax purposes.

See "Taxation" for further discussion of rules relating to income phase payments.

CHARGES DEDUCTED.

-- If variable income phase payments are selected, we make a daily deduction for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable income phase payments and a nonlifetime income phase payment option, we still make this deduction from the subaccounts you select, even though we no longer assume any mortality risks. The amount of this charge, on an annual basis, is equal to 1.25% of amounts invested in the subaccounts. See "Fees--Mortality and Expense Risk Charge."

-- There is currently no administrative expense charge during the income phase.
   We reserve the right, however, to charge an administrative expense charge of up to 0.25% during the income phase. If imposed, we deduct this charge daily from the subaccounts corresponding to the funds you select. If we are imposing this charge when you enter the income phase, the charge will apply to you during the entire income phase. See "Fees--Administrative Expense Charge."

-- If you elected the premium bonus option and variable income phase payments, we may also deduct the premium bonus option charge. We deduct this charge daily during the first seven account years from the subaccounts corresponding to the funds you select. If fixed income phase payments are selected, this charge may be reflected in the income phase payment rates. See "Fees--Premium Bonus Option Charge."

DEATH BENEFIT DURING THE INCOME PHASE. The death benefits that may be available to a beneficiary are outlined in the income phase payment options table below. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the request for the payment in good order at our Home Office. If continuing income phase payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the income phase payment option specifically allows a withdrawal right. We will calculate the value of any death benefit at the next valuation after we receive proof of death and a request for payment. Such value will be reduced by any payments made after the date of death.

BENEFICIARY RIGHTS. A beneficiary's right to elect an income phase payment option or receive a lump-sum payment may have been restricted by the contract holder. If so, such rights or options will not be available to the beneficiary.

PARTIAL ENTRY INTO THE INCOME PHASE. You may elect an income phase payment option for a portion of your account dollars, while leaving the remaining portion invested in the accumulation phase. Whether the Tax Code considers such payments taxable as income phase payments or as withdrawals is currently unclear; therefore, you should consult with a qualified tax adviser before electing this option. The same or different income phase payment option may be selected for the portion left invested in the accumulation phase.

TAXATION. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an income phase payment option, the Tax Code requires that your expected payments will not exceed certain durations. See "Taxation" for additional information.

PAYMENT OPTIONS.

The following table lists the income phase payment options and accompanying death benefits available during the income phase. We may offer additional income phase payment options under the contract from time to time. Once income phase payments begin the income phase payment option selected may not be changed.

TERMS TO UNDERSTAND:

ANNUITANT(S):
The person(s) on whose life expectancy(ies) the income phase payments are based.

BENEFICIARY(IES): The person(s) or entity(ies) entitled to receive a death benefit under the contract.

                     LIFETIME INCOME PHASE PAYMENT OPTIONS

                            LENGTH OF PAYMENTS: For as long as the annuitant lives. It is possible that only one payment will be
  Life Income               made if the annuitant dies prior to the second payment's due date.
                            DEATH BENEFIT--NONE: All payments end upon the annuitant's death.
                            LENGTH OF PAYMENTS: For as long as the annuitant lives, with payments guaranteed for your choice of
                            5 to 30 years or as otherwise specified in the contract.
  Life Income--             DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If the annuitant dies before we have made all the
  Guaranteed                guaranteed payments, we will continue to pay the beneficiary the remaining payments, unless the
  Payments                  beneficiary elects to receive a lump-sum payment equal to the present value of the remaining guaranteed payments.
                            LENGTH OF PAYMENTS: For as long as either annuitant lives. It is possible that only one payment will be made if both annuitants die before the second payment's due date.
                            CONTINUING PAYMENTS: When you select this option you choose for:
                            (a) 100%, 66 2/3% or 50% of the payment to continue to the surviving annuitant after the first
  Life Income--Two Lives        death; or
                            (b) 100% of the payment to continue to the annuitant on the second annuitant's death, and 50% of the payment to continue to the second annuitant on the annuitant's death.
                            DEATH BENEFIT--NONE: All payments end upon the death of both annuitants.
                            LENGTH OF PAYMENTS: For as long as either annuitant lives, with payments guaranteed from 5 to 30 years or as otherwise specified in the contract.
                            CONTINUING PAYMENTS: 100% of the payment to continue to the surviving annuitant after the first
  Life Income--Two Lives--  death.
  Guaranteed                DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If both annuitants die before we have made all the
  Payments                  guaranteed payments, we will continue to pay the beneficiary the remaining payments, unless the beneficiary elects to receive a lump-sum payment equal to the present value of the remaining guaranteed payments.
  Life Income--Cash Refund  LENGTH OF PAYMENTS: For as long as the annuitant lives.
  Option (limited           DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: Following the annuitant's death, we will pay a lump sum
  availability--fixed       payment equal to the amount originally applied to the income phase payment option (less any
  payments only)            applicable premium tax) and less the total amount of income payments paid.
                            LENGTH OF PAYMENTS: For as long as either annuitant lives.
  Life Income--Two Lives--  CONTINUING PAYMENTS: 100% of the payment to continue after the first death.
  Cash Refund Option        DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: When both annuitants die we will pay a lump-sum payment
  (limited availability--   equal to the amount applied to the income phase payment option (less any applicable premium tax) and
  fixed payments only)      less the total amount of income payments paid.
                                             NONLIFETIME INCOME PHASE PAYMENT OPTION
                            LENGTH OF PAYMENTS: You may select payments for 5 to 30 years (15 to 30 years if you elected the premium bonus option). In certain cases a lump-sum payment may be requested at any time (see below).
  Nonlifetime--Guaranteed   DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If the annuitant dies before we make all the guaranteed
  Payments                  payments, we will continue to pay the beneficiary the remaining payments, unless the beneficiary elects to receive a lump-sum payment equal to the present value of the remaining guaranteed payments. We will not impose any early withdrawal charge.
  LUMP-SUM PAYMENT: If the "Nonlifetime--Guaranteed Payments" option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one lump sum. Any such lump-sum payments will be treated as a withdrawal during the accumulation phase and we will charge any applicable early withdrawal charge. See
  "Fees--Early Withdrawal Charge." Lump-sum payments will be sent within seven calendar daysafter we receive the request for payment in good order at the Home Office.

CALCULATION OF LUMP-SUM PAYMENTS: If a lump-sum payment is available under the income phase payment options above, the rate used to calculate the present value of the remaining guaranteed payments is the same rate we used to calculate the income phase payments (i.e., the actual fixed rate used for fixed payments or the 3 1/2% or 5% assumed net investment rate used for variable payments).

NEW YORK CONTRACTS
----------------------------------------------

Some of the fees, features and benefits of the contract are different if it is issued in the State of New York. This section identifies the different features and benefits and replaces the portions of this prospectus that contain the differences with information that relates specifically to New York contacts. This section should be read in conjunction with the rest of this prospectus. The fees that apply to New York contracts are described in the "Fee Table" and "Fees" sections of this prospectus.

CONTRACT OVERVIEW--CONTRACT FACTS. The following information about New York contracts replaces the "Contract Facts" subsection in the "Contract Overview" section of this prospectus:

                                 CONTRACT FACTS
-------------------------------------------------------------------

OPTION PACKAGES: There are three option packages available under the contract. You select an option package at the time of application. Each option package is distinct. The differences are summarized as follows:

                     OPTION PACKAGE I          OPTION PACKAGE II             OPTION PACKAGE III
 Mortality and
 Expense Risk
 Charge(1):                0.80%                     1.10%                          1.25%
 Death            The greater of:           The greatest of:          The greatest of:
 Benefit(2) on    (1) The sum of all        (1) The sum of all        (1) The sum of all purchase
 Death of the         purchase payments,        purchase payments,        payments, adjusted for
 Annuitant(3):        adjusted for              adjusted for              amounts withdrawn or applied
                      amounts withdrawn         amounts withdrawn         to an income phase payment
                      or applied to an          or applied to an          option as of the claim date;
                      income phase              income phase              or
                      payment option as         payment option as     (2) The account value on the
                      of the claim date;        of the claim date;        claim date; or
                      or                        or                    (3) The "step-up value" on the
                  (2) The account value     (2) The account value         claim date.(4)
                      on the claim date.        on the claim date;
                                                or
                                            (3) The "step-up value"
                                                on the claim date.
 Minimum             NON-                      NON-                        NON-
 Initial          QUALIFIED:   QUALIFIED:   QUALIFIED:   QUALIFIED:     QUALIFIED:        QUALIFIED:
 Payment/          $15,000       $1,500       $5,000       $1,500         $5,000            $1,500
 Account
 Value(5):
 Free               10% of your account       10% of your account            10% of your account
Withdrawals(6):     value each account        value each account             value each account
                   year, non-cumulative.     year, non-cumulative.          year, cumulative to a
                                                                                maximum 30%.
 Nursing Home
 Waiver--
 Waiver of             Not Available             Not Available                  Not Available
 Early
 Withdrawal
 Charge(7):

(1)  See "Fee Table" and "Fees."

(2) See "Death Benefit." If a death benefit is payable based on account value or step-up value, the death benefit will not include any premium bonus credited to the account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture" in this section.
(3) When a contract holder who is not the annuitant dies, the amount of the death benefit is not the same as shown above under each option package. See "Death Benefit." Therefore, contract holders who are not also the annuitant should seriously consider whether Option Packages II and III are suitable for their circumstances.
(4) The death benefit is the same under Option Packages II and III for contracts issued in New York. Therefore, contract holders of contracts issued in New York should seriously consider whether Option Package III is suitable for their circumstances.
(5)  See "Purchase and Rights."
(6)  See "Fees."
(7)  See "Fees."

PREMIUM BONUS OPTION--FORFEITURE. The following information about New York contracts replaces the "Forfeiture" subsection in the "Premium Bonus Option" section of this prospectus:

FORFEITURE. In each of the following circumstances all or part of a premium bonus credited to your account will be forfeited:

-- If you exercise your free look privilege and cancel your contract. See "Right to Cancel."

-- If a death benefit is payable based on account value or step-up value, but only the amount of any premium bonus credited to the account after or within 12 months of the date of death. See "Death Benefit--Premium Bonus."

-- If all or part of a purchase payment for which a premium bonus was credited is withdrawn during the first seven account years. The amount of the premium bonus forfeited will be calculated by:

(1) Determining the amount of the premium bonus that is subject to forfeiture according to the following table:

                                                                        AMOUNT
                                                                        OF
                                                                        PREMIUM
                                                                        BONUS
                                                                        SUBJECT
                    COMPLETED ACCOUNT YEARS                             TO
                    AT THE TIME OF THE WITHDRAWAL                       FORFEITURE
                    Less than 1                                         100%
                    1 or more but less than 2                           100%
                    2 or more but less than 3                           100%
                    3 or more but less than 4                           100%
                    4 or more but less than 5                           100%
                    5 or more but less than 6                           75%
                    6 or more but less than 7                           50%
                    7 or more                                           0%

(2) And multiplying that amount by the same percentage as the amount withdrawn subject to the early withdrawal charge is to the total of all purchase payments made to the account during the first account year.

The following hypothetical example illustrates how the forfeiture of premium bonus is calculated when you withdraw all or part of a purchase payment for which a premium bonus was credited during the first seven account years.

               PURCHASE    PREMIUM   ACCOUNT   WITHDRAWAL
    DATE       PAYMENT      BONUS     VALUE      AMOUNT           EXPLANATION

                                                           You make a $100,000
                                                           initial purchase payment
                                                           and we credit your
                                                           account with a 4%
                                                           ($4,000) premium bonus.
                                                           Your beginning account
                                                           value equals $104,000.
 May 2, 2001   $100,000    $4,000    $104,000      --

                                                           Assume that your account
                                                           value grows to $120,000
                                                           over the next three years
                                                           and you request a $30,000
                                                           withdrawal. $18,000 of
                                                           that $30,000 will be
                                                           subject to an early
                                                           withdrawal charge
                                                           ($30,000 minus $12,000
                                                           (the 10% free withdrawal
                                                           amount, see "Fees--Free
                                                           Withdrawals")) and you
                                                           would pay a $720 early
                                                           withdrawal charge (4% of
                                                           $18,000). Additionally,
                                                           100% of the premium bonus
                                                           is subject to forfeiture
                                                           according to the table
                                                           above, and because
                                                           $18,000 is 18% of the
                                                           $100,000 purchase payment
                                                           made in the first account
                                                           year, 18% of your $4,000
                                                           premium bonus, or $720,
                                                           would be forfeited.*
 May 2, 2004      --         --      $120,000   $30,000

* This example assumes that either Option Package I or II has been in effect since you purchased the contract. If Option Package III has been in effect since inception, none of the withdrawal would be subject to an early withdrawal charge because the 30% cumulative free withdrawal amount ($36,000) would be greater than the amount of the withdrawal. See "Fees--Free Withdrawals." Therefore, the withdrawal would not result in forfeiture of any of the premium bonus.

DEATH BENEFIT--DEATH BENEFIT AMOUNT. The following information about New York contracts replaces the "Death Benefit Amount" subsection in the "Death Benefit" section of this prospectus:

DEATH BENEFIT AMOUNT. The death benefit depends upon the option package in effect on the date the annuitant dies.

                    OPTION PACKAGE I      OPTION PACKAGE II     OPTION PACKAGE III**
 Death Benefit    The greater of:        The greatest of:       The greatest of:
 on Death of      (1) The sum of all     (1) The sum of all     (1) The sum of all
 the Annuitant:       purchase               purchase               purchase
                      payments,              payments,              payments,
                      adjusted for           adjusted for           adjusted for
                      amounts                amounts                amounts
                      withdrawn or           withdrawn or           withdrawn or
                      applied to an          applied to an          applied to an
                      income phase           income phase           income phase
                      payment option         payment option         payment option
                      as of the claim        as of the claim        as of the claim
                      date; or               date; or               date; or
                  (2) The account        (2) The account        (2) The account
                      value* on the          value* on the          value* on the
                      claim date.            claim date; or         claim date; or
                                         (3) The "step-up       (3) The "step-up
                                             value"* (as            value"* (as
                                             described below)       described below)
                                             on the claim           on the claim
                                             date.                  date.**

* For purposes of calculating the death benefit, the account value and step-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."

** For contracts issued in the State of New York, the benefit payable upon the death of the annuitant under Option Package III is the same as that described under Option Package II. Therefore, contract holders of contracts issued in New York should seriously consider whether Option Package III is suitable for their circumstances.

STEP-UP VALUE. On the schedule effective date, the step-up value is equal to the greater of:

-- The account value; or

-- The step-up value, if any, calculated on the account anniversary prior to the schedule effective date, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year.

Thereafter, once each year on the anniversary of the schedule effective date until the anniversary immediately preceding the annuitant's 85th birthday or death, whichever is earlier, the step-up value is equal to the greater of:

-- The step-up value most recently calculated, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year; or

-- The account value on that anniversary of the schedule effective date.

On each anniversary of the schedule effective date after the annuitant's 85th birthday, the step-up value shall be equal to the step-up value on the anniversary immediately preceding the annuitant's 85th birthday, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

On the claim date, the step-up value shall equal the step-up value on the anniversary of the schedule effective date immediately preceding the annuitant's death, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

For purposes of calculating the death benefit, the step-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture" above.

[SIDE NOTE]
IN THIS SECTION
INTRODUCTION
CONTRACT TYPE
WITHDRAWALS AND OTHER DISTRIBUTIONS
   - Taxation of Distributions
   - 10% Penalty Tax
   - Withholding for Federal Income Tax Liability
MINIMUM DISTRIBUTION REQUIREMENTS
   - 50% Excise Tax
   - Minimum Distribution of Death Benefit Proceeds (403(b) Plans and 408(b) and 408A IRAs)
   - Minimum Distribution of Death Benefit Proceeds (Nonqualified Contracts) RULES SPECIFIC TO CERTAIN PLANS
   - 403(b) Plans
   - 408(b) and 408A IRAs
TAXATION OF NONQUALIFIED CONTRACTS
TAXATION OF THE COMPANY
When consulting a tax adviser, be certain that he or she has expertise in the Tax Code sections applicable to your tax concerns.
[END SIDE NOTE]

TAXATION
----------------------------------------------

INTRODUCTION

This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:
-- Your tax position (or the tax position of the beneficiary, as applicable)
   determines federal taxation of amounts held or paid out under the contract; -- Tax laws change. It is possible that a change in the future could affect contracts issued in the past;
-- This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;
-- We do not make any guarantee about the tax treatment of the contract or any transaction involving the contract; and
-- Contract holder means the contract holder of an individually owned contract or the certificate holder of a group contract.

 We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser. For more comprehensive information contact the Internal Revenue Service (IRS).

TAXATION OF GAINS PRIOR TO DISTRIBUTION. You generally will not pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements under Tax Code sections 403(b), 408(b) and 408A also generally defer payment of taxes on earnings until they are withdrawn. (See "Taxation of Distributions" later in this "Taxation" section for a discussion of how distributions under the various types of arrangements are taxed.) If you are considering funding one of these tax-qualified retirement arrangements with an annuity contract, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your decision with your financial representative.

Additionally, although earnings under the contract are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances income and gains from the separate account assets would be currently includible in the variable contract owner's gross income. The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract holder from being considered the federal tax owner of a pro rata share of the assets of the separate account.

DIVERSIFICATION. Tax Code section 817(h) requires that in a nonqualified contract the investments of the funds be "adequately diversified" in accordance with Treasury Regulations in order for the contract to qualify as an annuity contract under federal tax law. The separate account, through the funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affects how the funds' assets may be invested.

CONTRACT TYPE

The contract is designed for use on a non-tax qualified basis as a nonqualified contract or with certain retirement arrangements that qualify under Tax Code sections 403(b), 408(b) or 408A.

TAX RULES. The tax rules vary according to whether the contract is a nonqualified contract or used with a qualified retirement arrangement. If used with a qualified retirement arrangement, you need to know the Tax Code section under which your arrangement qualifies. Contact your plan sponsor, sales representative or the Company to learn which Tax Code section applies to your arrangement.

THE CONTRACT. Contract holders are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Legal counsel and a tax adviser should be consulted regarding the suitability of the contract. If the contract is purchased in conjunction with a retirement plan, the plan is not a part of the contract and we are not bound by the plan's terms or conditions.

WITHDRAWALS AND OTHER DISTRIBUTIONS

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from the contract including withdrawals, income phase payments, rollovers, exchanges and death benefit proceeds.

We report the taxable portion of all distributions to the IRS.

TAXATION OF DISTRIBUTIONS

NONQUALIFIED CONTRACTS. A full withdrawal of a nonqualified contract is taxable to the extent that the amount received exceeds the investment in the contract. A partial withdrawal is taxable to the extent that the account value immediately before the withdrawal exceeds the investment in the contract. In other words, a partial withdrawal is treated first as a withdrawal of taxable earnings.

For income phase payments a portion of each payment which represents the investment in the contract is not taxable. An exclusion ratio is calculated to determine the nontaxable portion.

For fixed income phase payments in general, there is no tax on the portion of each payment which represents the same ratio that the investment in the contract bears to the total dollar amount of the expected payments as defined in Tax Code section 72(c). The entire annuity payment will be taxable once the recipient has recovered the investment in the contract.

For variable income phase payments, an equation is used to establish a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The entire payment will be taxable once the recipient has recovered the investment in the contract.

All deferred nonqualified annuity contracts that are issued by the Company (or its affiliates) to the same contract holder during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code section 72(e) through the serial purchase of annuity contracts or otherwise.

403(B) PLANS. All distributions from these plans are taxed as received unless either of the following is true:

-- The distribution is rolled over to another plan of the same type or to a traditional IRA in accordance with the Tax Code; or

-- You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed according to the rules detailed in the Tax Code.

408(B) IRAS. All distributions from a traditional IRA are taxed as received unless either one of the following is true:

-- The distribution is rolled over to another traditional IRA or, if the IRA contains only amounts previously rolled over from a 401(a), 401(k) or 403(b) plan, the distribution is transferred to another plan of the same type; or

-- You made after-tax contributions to the plan. In this case the distribution will be taxed according to rules detailed in the Tax Code.

408A ROTH IRAS. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

-- Made after the five-taxable year period beginning with the first taxable year for which a contribution was made; and

-- Made after you attain age 59 1/2, die, become disabled as defined in the Tax
   Code or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. A partial distribution will first be treated as a return of contributions which is not taxable and then as taxable accumulated earnings.

TAXATION OF DEATH BENEFIT PROCEEDS. In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.

10% PENALTY TAX

Under certain circumstances the Tax Code may impose a 10% penalty tax on the taxable portion of any distribution from a nonqualified contract or from a contract used with a 403(b), 408(b) or 408A arrangement.

NONQUALIFIED CONTRACTS. The 10% penalty tax applies to the taxable portion of a distribution from a nonqualified annuity unless certain exceptions apply, including one or more of the following:

(a)  You have attained age 59 1/2;

(b)  You have become disabled as defined in the Tax Code;
(c)  You have died;
(d) The distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary; or
(e) The distribution is allocable to investment in the contract before August 14, 1982.

403(B) PLANS. The 10% penalty tax applies to the taxable portion of a distribution from a 403(b) plan, unless certain exceptions apply, including one or more of the following:

(a)  You have attained age 59 1/2;
(b)  You have become disabled as defined in the Tax Code;
(c)  You have died;
(d)  You have separated from service with the plan sponsor at or after age 55;
(e) The distribution is rolled over into another plan of the same type or to an IRA in accordance with the Tax Code;
(f) You have separated from service with the plan sponsor and the distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary; or
(g) The distribution is equal to unreimbursed medical expenses that qualify for deduction as specified in the Tax Code.

408(B) AND 408A IRAS. In general, except for (d), the exceptions for 403(b) plans also apply to distributions from an IRA, including a distribution from a Roth IRA that is not a qualified distribution or a rollover to a Roth IRA that is not a qualified rollover contribution. The penalty tax is also waived on a distribution made from an IRA to pay for health insurance premiums for certain unemployed individuals or used for a qualified first-time home purchase or for higher education expenses.

WITHHOLDING FOR FEDERAL INCOME TAX LIABILITY

Any distributions under the contract are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status.

NONQUALIFIED CONTRACTS. Generally, you or a beneficiary may elect not to have tax withheld from distributions.

403(B) PLANS. Generally, distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain distributions described in the Tax Code.

408(B) AND 408A IRAS. Generally, you or a beneficiary may elect not to have tax withheld from distributions.

NON-RESIDENT ALIENS. If you or your beneficiary are non-resident aliens, then any withholding is governed by Tax Code section 1441 based on the individual's citizenship, the country of domicile and treaty status.

MINIMUM DISTRIBUTION REQUIREMENTS

To avoid certain tax penalties, you and any beneficiary must meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to either nonqualified contracts or Roth IRA contracts, except with regard to death benefits. These rules may dictate one or more of the following:

-- Start date for distributions;

-- The time period in which all amounts in your account(s) must be distributed;
   or

-- Distribution amounts.

THE RULES ARE COMPLEX AND YOU AND ANY BENEFICIARY SHOULD CONSULT WITH A TAX ADVISER BEFORE ELECTING THE METHOD OF CALCULATION TO SATISFY THE MINIMUM DISTRIBUTION REQUIREMENTS. THESE RULES ARE SUBJECT TO CHANGE AS A RESULT OF NEW REGULATIONS PROPOSED BY THE IRS ON JANUARY 17, 2001.

START DATE. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless:

-- You are a 5% owner or the contract is an IRA, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 70 1/2; or

-- Under 403(b) plans, if the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

TIME PERIOD. We must pay out distributions from the contract over one of the following time periods:

-- Over your life or the joint lives of you and your beneficiary; or

-- Over a period not greater than your life expectancy or the joint life expectancies of you and your beneficiary.

50% EXCISE TAX

If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

MINIMUM DISTRIBUTION OF DEATH BENEFIT PROCEEDS
(403(B) PLANS AND 408(B) AND 408A IRAS)

The following applies to 403(b), 408(b) and 408A arrangements. Different distribution requirements apply if your death occurs:

-- After you begin receiving minimum distributions under the contract; or

-- Before you begin receiving such distributions.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Tax Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The rules differ, depending upon:

-- Whether your minimum required distribution was calculated each year based on your single life expectancy or the joint life expectancies of you and your beneficiary; or

-- Whether life expectancy was recalculated.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2001, your entire balance must be distributed to the beneficiary by December 31, 2006. However, if distributions begin by December 31 of the calendar year following the calendar year of your death, then payments may be made over either of the following time-frames:

-- Over the life of the beneficiary; or

-- Over a period not extending beyond the life expectancy of the beneficiary.

START DATES FOR SPOUSAL BENEFICIARIES. If the beneficiary is your spouse, distributions must begin on or before the later of the following:

-- December 31 of the calendar year following the calendar year of your death;
   or

-- December 31 of the calendar year in which you would have attained age 70 1/2.

SPECIAL RULE FOR IRA SPOUSAL BENEFICIARIES. In lieu of taking a distribution under these rules, a spousal beneficiary may elect to treat the account as his or her own IRA and defer taking a distribution until his or her age 70 1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account or fails to take a distribution within the required time period.

MINIMUM DISTRIBUTION OF DEATH BENEFIT PROCEEDS
(NONQUALIFIED CONTRACTS)

DEATH OF THE CONTRACT HOLDER. The following requirements apply to nonqualified contracts at your death. Different distribution requirements apply if your death occurs:

-- After you begin receiving income phase payments under the contract; or

-- Before you begin receiving such distributions.

If your death occurs after you begin receiving income phase payments, distributions must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving income phase payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 2001, your entire balance must be distributed by August 31, 2006. However, if distributions begin within one year of your death, then payments may be made over one of the following time-frames:

-- Over the life of the beneficiary; or

-- Over a period not extending beyond the life expectancy of the beneficiary.

SPOUSAL BENEFICIARIES. If the beneficiary is your spouse, the account may be continued with the surviving spouse as the new contract holder.

DEATH OF ANNUITANT. If the contract holder is a non-natural person and the annuitant dies, the same rules apply as outlined above for death of a contract holder. If the contract holder is a natural person but not the annuitant and the annuitant dies, the beneficiary must elect an income phase payment option within 60 days of the date of death, or any gain under the contract will be includible in the beneficiary's income in the year the annuitant dies.

RULES SPECIFIC TO CERTAIN PLANS

403(B) PLANS

Under Tax Code section 403(b), contributions made by public school systems or nonprofit healthcare organizations and other Tax Code section 501(c)(3) tax exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee.

ASSIGNMENT OR TRANSFER OF CONTRACTS. Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to any person except to an alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p) or to the Company as collateral for a loan.

EXCLUSIONS FROM GROSS INCOME. In order to be excludable from gross income, total annual contributions made by you and your employer to a 403(b) plan cannot exceed the lesser of the following limits set by the Tax Code:

-- The first limit, under Tax Code section 415, is generally the lesser of 25% of your compensation or $35,000. Compensation means your compensation from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under Tax Code section 402(g) and any amounts not includible in gross income under Tax Code sections 125 or 457;

-- The second limit, which is the exclusion allowance under Tax Code section 403(b), is usually calculated according to a formula that takes into account your length of employment, any pretax contributions you and your employer have already made under the plan and any pretax contributions to certain other retirement plans; or

-- An additional limit specifically limits your salary reduction contributions to generally no more than $10,000 annually (subject to indexing). Your own limit may be higher or lower, depending upon certain conditions.

The first two limits apply to your contributions as well as to any contributions made by your employer on your behalf.

Purchase payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements.

RESTRICTIONS ON DISTRIBUTIONS. Tax Code section 403(b)(11) restricts the distribution under Tax Code section 403(b) contracts of:
(1) Salary reduction contributions made after December 31, 1988;
(2) Earnings on those contributions; and
(3) Earnings during such period on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon your death, attainment of age 59 1/2, separation from service, disability or financial hardship. Income attributable to salary reduction contributions and credited on or after January 1, 1989, may not be distributed in the case of hardship.

408(B) AND 408A IRAS

Tax Code section 408(b) permits eligible individuals to contribute to a traditional IRA on a pre-tax (deductible) basis. Employers may establish Simplified Employee Pension (SEP) plans and contribute to a traditional IRA owned by the employee. Tax Code section 408A permits eligible individuals to contribute to a Roth IRA on an after-tax (nondeductible) basis.

ASSIGNMENT OR TRANSFER OF CONTRACTS. Adverse tax consequences may result if you assign or transfer your interest in the contract to persons other than your spouse incident to a divorce.

ELIGIBILITY. Eligibility to contribute to a traditional IRA on a pre-tax basis or to establish a Roth IRA or to roll over or transfer from a traditional IRA to a Roth IRA depends upon your adjusted gross income.

ROLLOVERS AND TRANSFERS. Rollovers and direct transfers are permitted from a 401, 403(a) or a 403(b) arrangement to a traditional IRA. Distributions from these arrangements are not permitted to be transferred or rolled over to a Roth IRA. A Roth IRA can accept transfers/rollovers only from a traditional IRA, subject to ordinary income tax, or from another Roth IRA.

TAXATION OF NONQUALIFIED CONTRACTS

IN GENERAL. Tax Code section 72 governs taxation of annuities in general. Under a nonqualified contract if you are a natural person you generally are not taxed on increases in the account value until distribution occurs by withdrawing all or part of such account value. The taxable portion of a distribution is taxable as ordinary income.

NON-NATURAL HOLDERS OF A NONQUALIFIED CONTRACT. If you are not a natural person, a nonqualified contract generally is not treated as an annuity for income tax purposes and the income on the contract for the taxable year is currently taxable as ordinary income. Income on the contract is any increase over the year in the surrender value, adjusted for purchase payments made during the year, amounts previously distributed and amounts previously included in income. There are some exceptions to this rule and a non-natural person should consult with its tax adviser prior to purchasing the contract. A non-natural person exempt from federal income taxes should consult with its tax adviser regarding treatment of income on the contract for purposes of the unrelated business income tax. When the contract holder is not a natural person, a change in annuitant is treated as the death of the contract holder.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A NONQUALIFIED CONTRACT. A transfer of ownership of a nonqualified contract, the designation of an annuitant, payee or other beneficiary who is not also the contract holder, the selection of certain annuity dates or the exchange of a contract may result in certain tax consequences. The assignment, pledge or agreement to assign or pledge any portion of the account value generally will be treated as a distribution. Anyone contemplating any such designation, transfer, assignment, selection or exchange should contact a tax adviser regarding the potential tax effects of such a transaction.

TAXATION OF THE COMPANY

We are taxed as a life insurance company under the Tax Code. Variable Annuity Account B is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company" but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.

OTHER TOPICS
----------------------------------------------

THE COMPANY

We issue the contract described in this prospectus and are responsible for providing each contract's insurance and annuity benefits.

We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. Through a merger our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954).

We are engaged in the business of issuing life insurance and annuities. Our principal executive offices are located at:
            151 Farmington Avenue
            Hartford, Connecticut 06156

VARIABLE ANNUITY ACCOUNT B

We established Variable Annuity Account B (the separate account) in 1976 under Connecticut Law as a continuation of the separate account established in 1974 under Arkansas Law of Aetna Variable Annuity Life Insurance Company. The separate account was established as a segregated asset account to fund variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the "40 Act"). It also meets the definition of "separate account" under the federal securities laws.

The separate account is divided into subaccounts. The subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contract are obligations of the Company.

CONTRACT DISTRIBUTION

Our subsidiary, Aetna Investment Services, LLC (AIS), serves as the principal underwriter for the contract. AIS, a Delaware limited liability company, is registered as a broker-dealer with the SEC. AIS is also a member of the National Association of Security Dealers, Inc. (NASD) and the Securities Investor Protection Corporation. AIS' principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

The contract is offered to the public by individuals who are registered representatives of AIS or other broker-dealers which have entered into a selling arrangement with AIS.

AIS may also enter into these arrangements with banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934 pursuant to legal and regulatory exceptions.

We refer to AIS and the other broker-dealers selling the contract as "distributors."

All registered representatives selling the contract must also be licensed as insurance agents for the Company.

Occasionally AIS may enter into arrangements with independent entities to help find broker-dealers or banks interested in distributing the contract or to provide training, marketing and other sales-related functions or administrative services. AIS will reimburse such entities for expenses related to and may pay fees to such entities in return for these services.

AIS may offer customers of certain broker-dealers special guaranteed rates in connection with the Guaranteed Account offered through the contract and may negotiate different commissions for these broker-dealers.

AIS may also contract with independent third party broker-dealers who will act as wholesalers by assisting them in selecting broker-dealers or banks interested in acting as distributors. These wholesalers may also provide training, marketing and other sales related functions for the Company and the distributors and may provide certain administrative services in connection with the contract. AIS may pay such wholesalers compensation based on payments to contracts purchased through distributors that they select.

AIS may also designate third parties to provide services in connection with the contract such as reviewing applications for completeness and compliance with insurance requirements and providing the distributors with approved marketing material, prospectuses or other supplies. These parties will also receive payments for their services based on purchase payments, to the extent such payments are allowed by applicable securities laws. AIS will pay all costs and expenses related to these services.

PAYMENT OF COMMISSIONS

Persons who offer and sell the contract may be paid commissions and service fees. Distributors will be paid commissions up to an amount currently equal to 7% of purchase payments or as a combination of a certain percentage of purchase payments at time of sale and a trail commission as a percentage of assets. Under the latter arrangement commission payments may exceed 7% of purchase payments over the life of the contract. Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and education and/or business seminars. However, any such compensation will be paid in accordance with NASD rules. In addition, we may provide additional compensation to the Company's supervisory and other management personnel if the overall amount of investments in funds advised by the Company or its affiliates increases over time. The total compensation package for sales, supervisory and management personnel of affiliated or related broker-dealers may be positively impacted if the overall amount of investments in the contract and other products issued or advised by the Company or its affiliates increases over time.

We pay these commissions, fees and related distribution expenses out of any early withdrawal charges assessed or out of our general assets, including investment income and any profit from investment advisory fees and mortality and expense risk charges. No additional deductions or charges are imposed for commissions and related expenses.

PAYMENT DELAY OR SUSPENSION

We reserve the right to suspend or postpone the date of any payment of benefits or values under any one of the following circumstances:

-- On any valuation date when the New York Stock Exchange is closed (except customary weekend and holiday closings) or when trading on the New York Stock Exchange is restricted;

-- When an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the subaccount's assets; or

-- During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

PERFORMANCE REPORTING

We may advertise different types of historical performance for the subaccounts including:

-- Standardized average annual total returns; and

-- Non-standardized average annual total returns.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccounts over the most recent one, five and ten-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account. Standardized average annual total returns reflect deduction of all recurring charges during each period (i.e., mortality and expense risk charges, annual maintenance fees, administrative expense charges, if any, and any applicable early withdrawal charges), but currently do not include the premium bonus or the deduction of any premium bonus option charge. To the extent permitted by applicable law, we may include the premium bonus and any corresponding premium bonus charge in standardized average annual total returns in the future.

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we do not include the deduction of any applicable early withdrawal charge. Some non-standardized returns may also exclude the effect of a maintenance fee. If we reflected these charges in the calculation, they would decrease the level of performance reflected by the calculation. Non-standardized returns may also include performance from the fund's inception date, if that date is earlier than the one we use for standardized returns. Non-standardized calculations do not include the premium bonus or premium bonus option charge.

We may also advertise ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising, you may request a Statement of Additional Information
(SAI) by calling us at the number listed in "Contract Overview--Questions:
Contacting the Company."

VOTING RIGHTS

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the subaccount. If you are a contract holder under a group contract, you have a fully vested interest in the contract and may instruct the group contract holder how to direct the Company to cast a certain number of votes. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes (including fractional votes) you are entitled to direct will be determined as of the record date set by any fund you invest in through the subaccounts.

-- During the accumulation phase the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund.

-- During the income phase the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.

CONTRACT MODIFICATIONS

We may change the contract as required by federal or state law or as otherwise permitted in the contract. In addition, we may, upon 30 days' written notice to the group contract holder, make other changes to a group contract that would apply only to individuals who become participants under that contract after the effective date of such changes. If a group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

TRANSFER OF OWNERSHIP: ASSIGNMENT

We will accept assignments or transfers of ownership of a nonqualified contract or a qualified contract where such assignments or transfers are not prohibited, with proper notification. The date of any assignment or transfer of ownership will be the date we receive the notification at our Home Office. An assignment or transfer of ownership may have tax consequences and you should consult with a tax adviser before assigning or transferring ownership of the contract.

An assignment of a contract will only be binding on the Company if it is made in writing and sent to the Company at our Home Office. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from such failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee we have on our records.

INVOLUNTARY TERMINATIONS

We reserve the right to terminate any account with a value of $2,500 or less immediately following a partial withdrawal. However, an IRA may only be closed out when payments to the contract have not been received for a 24-month period and the paid-up annuity benefit at maturity would be less than $20 per month. If such right is exercised, you will be given 90 days' advance written notice. No early withdrawal charge will be deducted for involuntary terminations. We do not intend to exercise this right in cases where the account value is reduced to $2,500 or less solely due to investment performance.

LEGAL MATTERS AND PROCEEDINGS

We are aware of no material legal proceedings pending which involve the separate account as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

In recent years, a number of companies have been named as defendants in class action lawsuits relating to life insurance. The Company is a defendant in one such lawsuit, a purported class action which was filed against the Company in the United States District Court for the Middle District of Florida on June 30, 2000, by Helen Reese, Richard Reese, Villere Bergeron and Alan Eckert (the "Reese Complaint"). The Reese Complaint claims that the Company engaged in unlawful sales practices in marketing life insurance policies. The Company intends to defend this action vigorously.

The Company also is a party to other litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------

The Statement of Additional Information (SAI) contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. The following is a list of the contents of the SAI.

 General Information and History..................    2
 Variable Annuity Account B.......................    2
 Offering and Purchase of Contracts...............    3
 Performance Data.................................    3
    General.......................................    3
    Average Annual Total Return Quotations........    4
 Income Phase Payments............................    7
 Sales Material and Advertising...................    8
 Independent Auditors.............................    9
 Financial Statements of the Separate Account.....  S-1
 Financial Statements of Aetna Life Insurance and
 Annuity Company and
   Subsidiaries...................................  F-1

You may request an SAI by calling the Company at the number listed in "Contract Overview--Questions: Contacting the Company."

                                   APPENDIX I
                            ALIAC GUARANTEED ACCOUNT
------------------------------------------------------------------

THE ALIAC GUARANTEED ACCOUNT (THE GUARANTEED ACCOUNT) IS A FIXED INTEREST OPTION AVAILABLE DURING THE ACCUMULATION PHASE UNDER THE CONTRACT. THIS APPENDIX IS ONLY A SUMMARY OF CERTAIN FACTS ABOUT THE GUARANTEED ACCOUNT. PLEASE READ THE GUARANTEED ACCOUNT PROSPECTUS CAREFULLY BEFORE INVESTING IN THIS OPTION.

IN GENERAL. Amounts invested in the Guaranteed Account earn specified interest rates if left in the Guaranteed Account for specified periods of time. If you withdraw or transfer those amounts before the specified periods elapse, we may apply a market value adjustment (described below) which may be positive or negative.

When deciding to invest in the Guaranteed Account, contact your sales representative or the Company to learn:

-- The interest rate(s) we will apply to amounts invested in the Guaranteed
   Account.

-- We change the rate(s) periodically. Be certain you know the rate we guarantee on the day your account dollars are invested in the Guaranteed Account. Guaranteed interest rates will never be less than an annual effective rate of 3%.

-- The period of time your account dollars need to remain in the Guaranteed
   Account in order to earn the rate(s).

-- You are required to leave your account dollars in the Guaranteed Account for a specified period of time in order to earn the guaranteed interest rate(s).

DEPOSIT PERIOD. During a deposit period, we offer a specific interest rate for dollars invested for a certain guaranteed term. For a specific interest rate and guaranteed term to apply, account dollars must be invested in the Guaranteed Account during the deposit period for which that rate and term are offered.

INTEREST RATES. We guarantee different interest rates, depending upon when account dollars are invested in the Guaranteed Account. For guaranteed terms one year or longer, we may apply more than one specified interest rate. The interest rate we guarantee is an annual effective yield. That means the rate reflects a full year's interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. Guaranteed interest rates will never be less than an annual effective rate of 3%. Among other factors, the safety of the interest rate guarantees depends upon the Company's claims-paying ability.

GUARANTEED TERMS. The guaranteed term is the period of time account dollars must be left in the Guaranteed Account in order to earn the guaranteed interest rate. For guaranteed terms one year or longer, we may offer different rates for specified time periods within a guaranteed term. We offer different guaranteed terms at different times. We also may offer more than one guaranteed term of the same duration with different interest rates. Check with your sales representative or the Company to learn what terms are being offered. The Company also reserves the right to limit the number of guaranteed terms or the availability of certain guaranteed terms.

FEES AND OTHER DEDUCTIONS. If all or a portion of your account value in the Guaranteed Account is withdrawn or transferred, you may incur one or more of the following:

-- Market Value Adjustment (MVA)--as described in this appendix and in the Guaranteed Account prospectus;

-- Tax penalties and/or tax withholding--see "Taxation";

-- Early withdrawal charge--see "Fees"; or

-- Maintenance fee--see "Fees."

We do not make deductions from amounts in the Guaranteed Account to cover mortality and expense risks. Rather, we consider these risks when determining the interest rate to be credited.

Also, if you elected the premium bonus option, a charge may be deducted from amounts allocated to the Guaranteed Account, resulting in a 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option. See the "Premium Bonus Option--Forfeiture" and "Withdrawals" sections of the contract prospectus.

MARKET VALUE ADJUSTMENT (MVA). If your account value is withdrawn or transferred from the Guaranteed Account before the guaranteed term is completed, an MVA may apply. The MVA reflects investment value changes caused by changes in interest rates occurring since the date of deposit. The MVA may be positive or negative.

If interest rates at the time of withdrawal or transfer have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into the Guaranteed Account. If interest rates at the time of withdrawal or transfer have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.

MVA WAIVER. For withdrawals or transfers from a guaranteed term before the guaranteed term matures, the MVA may be waived for:

-- Transfers due to participation in the dollar cost averaging program;

-- Withdrawals taken due to your election of SWO or ECO (described in "Systematic Distribution Options"), if available;

-- Withdrawals for minimum distributions required by the Tax Code and for which the early withdrawal charge is waived; and

-- Withdrawals due to your exercise of the right to cancel your contract
   (described in "Right to Cancel").

DEATH BENEFIT. When a death benefit is paid under the contract within six months of the date of death, only a positive aggregate MVA amount, if any, is applied to the account value attributable to amounts withdrawn from the Guaranteed Account. This provision does not apply upon the death of a spousal beneficiary or joint contract holder who continued the account after the first death. If a death benefit is paid more than six months from the date of death, a positive or negative aggregate MVA amount, as applicable, will be applied, except under certain contracts issued in the State of New York.

PARTIAL WITHDRAWALS. For partial withdrawals during the accumulation phase, amounts to be withdrawn from the Guaranteed Account will be withdrawn pro-rata from each group of deposits having the same length of time until the maturity date ("Guaranteed Term Group"). Within each Guaranteed Term Group, the amount will be withdrawn first from the oldest deposit period, then from the next oldest and so on until the amount requested is satisfied.

GUARANTEED TERMS MATURITY. As a guaranteed term matures, assets accumulating under the Guaranteed Account may be (a) transferred to a new guaranteed term;
(b) transferred to other available investment options; or (c) withdrawn. Amounts withdrawn may be subject to an early withdrawal charge, taxation and, if you are under age 59 1/2, tax penalties may apply.

If no direction is received from you at our Home Office by the maturity date of a guaranteed term, the amount from the maturing guaranteed term will be transferred to a new guaranteed term of a similar length. If the same guaranteed term is no longer available, the next shortest guaranteed term available in the current deposit period will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

If you do not provide instructions concerning the maturity value of a maturing guaranteed term, the maturity value transfer provision applies. This provision allows transfers or withdrawals without an MVA if the transfer or withdrawal occurs during the calendar month immediately following a guaranteed term maturity date. This waiver of the MVA only applies to the first transaction regardless of the amount involved in the transaction.

Under the Guaranteed Account each guaranteed term is counted as one funding option. If a guaranteed term matures and is renewed for the same term, it will not count as an additional investment option for purposes of any limitation on the number of investment options.

SUBSEQUENT PURCHASE PAYMENTS. Purchase payments received after your initial purchase payment to the Guaranteed Account will be allocated in the same proportions as the last allocation, unless you properly instruct us to do otherwise. If the same guaranteed term(s) is not available, the next shortest term will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

DOLLAR COST AVERAGING. The Company may offer more than one guaranteed term of the same duration and credit one with a higher rate contingent upon use only with the dollar cost averaging program. If amounts are applied to a guaranteed term which is credited with a higher rate using dollar cost averaging and the dollar cost averaging is discontinued, the amounts will be transferred to another guaranteed term of the same duration and an MVA will apply.

TRANSFER OF ACCOUNT DOLLARS. Generally, account dollars invested in the Guaranteed Account may be transferred among guaranteed terms offered through the Guaranteed Account and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in the Guaranteed Account or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term. The 90-day wait does not apply to (1) amounts transferred on the maturity date or under the maturity value transfer provision;
(2) amounts transferred from the Guaranteed Account before the maturity date due to the election of an income phase payment option; (3) amounts distributed under the ECO or SWO (see "Systematic Distribution Options"); and (4) amounts transferred from an available guaranteed term in connection with the dollar cost averaging program.

Transfers after the 90-day period are permitted from guaranteed term(s) to other guaranteed term(s) available during a deposit period or to other available investment options. Transfers of the Guaranteed Account values on or within one calendar month of a term's maturity date are not counted as one of the 12 free transfers of accumulated values in the account.

REINSTATING AMOUNTS WITHDRAWN FROM THE GUARANTEED ACCOUNT. If amounts are withdrawn and then reinstated in the Guaranteed Account, we apply the reinstated amount to the current deposit period. This means the guaranteed annual interest rate and guaranteed terms available on the date of reinstatement will apply. We reinstate amounts proportionately in the same way as they were allocated before withdrawal. We will not credit your account for market value adjustments or any premium bonus forfeited that we deducted at the time of withdrawal or refund any taxes that were withheld.

THE INCOME PHASE. The Guaranteed Account cannot be used as an investment option during the income phase. However, you may notify us at least 30 days in advance to elect a fixed or variable payment option and to transfer your Guaranteed Account dollars to the general account or any of the subaccounts available during the income phase. Transfers made due to the election of a lifetime income phase payment option will be subject to only a positive aggregate MVA.

DISTRIBUTION. The Company's subsidiary, Aetna Investment Services, LLC (AIS) serves as the principal underwriter of the contract. AIS, a Delaware limited liability company, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. From time to time AIS may offer customers of certain broker-dealers special guaranteed rates in connection with the Guaranteed Account offered through the contract and may negotiate different commissions for these broker-dealers.

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                                  APPENDIX II
                                 FIXED ACCOUNT
------------------------------------------------------------------

GENERAL DISCLOSURE.

-- The Fixed Account is an investment option available during the accumulation phase under the contract.

-- Amounts allocated to the Fixed Account are held in the Company's general account which supports insurance and annuity obligations.

-- Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended.

-- Disclosure in this prospectus regarding the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements.

-- Disclosure in this appendix regarding the Fixed Account has not been reviewed by the SEC.

-- Additional information about this option may be found in the contract.

INTEREST RATES.

-- The Fixed Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the guaranteed minimum specified in the contract. Amounts applied to the Fixed Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield. Among other factors, the safety of the interest rate guarantees depends upon the Company's claims-paying ability.

-- Our determination of credited interest rates reflects a number of factors, including mortality and expense risks, interest rate guarantees, the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

DOLLAR COST AVERAGING. Amounts you invest in the Fixed Account must be transferred into the other investment options available under the contract over a period not to exceed 12 months. If you discontinue dollar cost averaging, the remaining balance amounts in the Fixed Account will be transferred into the money market subaccount available under the contract, unless you direct us to transfer the balance into other available options.

WITHDRAWALS. Under certain emergency conditions we may defer payment of any withdrawal for a period of up to six months or as provided by federal law.

CHARGES. We do not make deductions from amounts in the Fixed Account to cover mortality and expense risks. We consider these risks when determining the credited rate. If you make a withdrawal from amounts in the Fixed Account, an early withdrawal charge may apply. See "Fees."

TRANSFERS. During the accumulation phase you may transfer account dollars from the Fixed Account to any other available investment option. We may vary the dollar amount that you are allowed to transfer, but it will never be less than 10% of your account value held in the Fixed Account.

By notifying the Home Office at least 30 days before income phase payments begin, you may elect to have amounts transferred to one or more of the subaccounts available during the income phase to provide variable payments.

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                                  APPENDIX III
                        DESCRIPTION OF UNDERLYING FUNDS
------------------------------------------------------------------

THE INVESTMENT RESULTS OF THE MUTUAL FUNDS (FUNDS) ARE LIKELY TO DIFFER SIGNIFICANTLY AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES. SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. EXCEPT AS NOTED, ALL FUNDS ARE DIVERSIFIED, AS DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940.

AETNA BALANCED VP, INC.

INVESTMENT OBJECTIVE

Seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.

POLICIES

Under normal market conditions, allocates assets among the following asset classes: equities such as common and preferred stocks; and debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities, and money market instruments. Typically maintains approximately 60% of total assets in equities and approximately 40% of total assets in debt (including money market instruments), although those percentages may vary from time to time. In making asset allocation decisions, the investment adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market, using quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. May also invest in foreign debt securities.

PRINCIPAL RISKS

Principal risks are those generally attributable to stock and bond investing. The success of the fund's strategy depends on the investment adviser's skill in allocating fund assets between equities and debt and in choosing investments within those categories. Because the fund's assets are allocated between equities and fixed income securities, the fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. High yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA INCOME SHARES d/b/a AETNA BOND VP

INVESTMENT OBJECTIVE

Seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

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POLICIES

Under normal market conditions, invests at least 65% of total assets in high-grade corporate bonds, mortgage-related and other asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. High-grade securities are rated at least A by Standard & Poor's Corporation (S&P) or Moody's Investor Services, Inc. (Moody's), or if unrated, considered by the investment adviser to be of comparable quality. May also invest up to 15% of total assets in high-yield bonds, and up to 25% of total assets in foreign debt securities. High yield bonds are fixed income securities rated below BBB- by S&P or Baa3 by Moody's or, if unrated, considered by the investment adviser to be of comparable quality. May invest in zero coupon securities.

PRINCIPAL RISKS

Principal risks are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that the issuer will default. High yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE FUND d/b/a AETNA GROWTH AND INCOME VP

INVESTMENT OBJECTIVE

Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

POLICIES

Under normal market conditions, invests at least 65% of total assets in common stocks that the investment adviser believes have significant potential for capital appreciation or income growth. May invest principally in common stocks having significant potential for capital appreciation, income growth, or both. Tends to emphasize stocks of larger companies. May also invest assets in stocks of small and medium-sized companies, and stocks of foreign issuers, depending upon market conditions. Combines internally developed quantitative computer models with a qualitative overlay to determine the relative attractiveness of each asset class and to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class.

PRINCIPAL RISKS

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Although the investment adviser emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be

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denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE ENCORE FUND d/b/a AETNA MONEY MARKET VP

INVESTMENT OBJECTIVE

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

POLICIES

Invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the investment adviser to be of comparable quality. Maintains a dollar-weighted average portfolio maturity of 90 days or less.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. There is no guaranty the fund will achieve its investment objective. Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the value and yield of the fund's shares. Risks also include adverse changes in the actual or perceived creditworthiness of issuers and adverse changes in the economic or political environment.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA GROWTH VP

INVESTMENT OBJECTIVE

Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

POLICIES

Under normal market conditions, invests at least 65% of total assets in common stocks and securities convertible into common stock. Emphasizes stocks of larger companies, although may invest in companies of any size. Uses internally developed quantitative computer models to evaluate the financial characteristics of approximately 1,000 companies. The investment adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose perceived value is not reflected in the stock price. Focuses on companies that the investment adviser believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

PRINCIPAL RISKS

Principal risks are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

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AETNA VARIABLE PORTFOLIOS, INC.--AETNA INDEX PLUS LARGE CAP VP

INVESTMENT OBJECTIVE

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.

POLICIES

Invests at least 80% of net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by S&P. The investment adviser attempts to achieve the objective by overweighting those stocks in the S&P 500 that the investment adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the investment adviser believes will underperform the index. In determining stock weightings, the investment adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the fund's portfolio generally includes approximately 400 of the stocks included in the S&P
500. Although the fund will not hold all the stocks in the S&P 500, the investment adviser expects that there will be a close correlation between the performance of the fund and that of the S&P 500 in both rising and falling markets.

PRINCIPAL RISKS

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the fund's strategy depends significantly on the investment adviser's skill in determining which securities to overweight, underweight or avoid altogether.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA INTERNATIONAL VP

INVESTMENT OBJECTIVE

Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The fund will not target any given level of current income.

POLICIES

Under normal market conditions, invests at least 65% of total assets in securities principally traded in three or more countries outside of the United States. These securities may include common stocks as well as securities convertible into common stock. Invests in a mix of stocks that the investment adviser believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value. Allocates assets among several geographic regions and individual countries, investing primarily in those areas that the investment adviser believes have the greatest potential for growth as well as stable exchange rates. Invests primarily in established foreign securities markets, although may invest in emerging markets as well. Uses internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. The investment adviser analyzes cash flows, earnings and dividends of each company in an attempt to select companies with long-term sustainable growth characteristics. Employs currency hedging to protect the portfolio from adverse effects on the U.S. dollar.

PRINCIPAL RISKS

Principal risks are those generally attributable to stock investing which include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable. Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

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AETNA VARIABLE PORTFOLIOS, INC.--AETNA SMALL COMPANY VP

INVESTMENT OBJECTIVE

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

POLICIES

Under normal market conditions, invests at least 65% of total assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as: the 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization); all companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index; and companies with market capitalizations lower than any companies included in the first two categories. For purposes of the 65% policy, the largest company in which the fund intends to invest currently has a market capitalization of approximately $1.5 billion. Invests in stocks that the investment adviser believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value. Uses internally developed quantitative computer models to evaluate financial characteristics of over 2,000 companies in an attempt to identify companies whose perceived value is not reflected in the stock price. Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

PRINCIPAL RISKS

Principal risks are those generally attributable to stock investing which include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In many instances, the frequency and volume of trading in small cap stocks are substantially less than of stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid. When selling a large quantity of a particular stock, the fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA TECHNOLOGY VP

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

POLICIES

Primarily invests in common stocks and securities convertible into common stock of companies in the information technology industry sector. These companies include companies that the subadviser considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The subadviser considers a company to be principally engaged in the information technology industries if at the time of investment the investment adviser determines that at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. The subadviser will also consider a company to be principally engaged in the information technology industries if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries. In selecting stocks, the subadviser looks at a company's valuation relative to its potential long-term growth rate. May look to see whether a company offers a new or improved product, service or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. May sell a security if the subadviser determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if the subadviser believes that another investment offers a better opportunity.

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PRINCIPAL RISKS

Principal risks are those generally attributable to stock investing which include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Because the fund's investments are concentrated in the information technology industries, the fund may be subject to more abrupt swings in value than a fund which invests in a broader range of industries. Investments in information technology companies may be highly volatile. The fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)
SUBADVISER: Elijah Asset Management, LLC (EAM)

AIM V.I. CAPITAL APPRECIATION FUND

INVESTMENT OBJECTIVE

Seeks growth of capital.

POLICIES

Seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Portfolio managers consider whether to sell a particular security when any of those factors materially changes. May also invest up to 25% of total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities.

PRINCIPAL RISKS

Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

INVESTMENT ADVISER:  A I M Advisors, Inc.

AIM V.I. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE

Seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

POLICIES

Seeks to meet its objective by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. May invest in securities of all maturities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: (1) U.S. Treasury obligations, and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S.

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Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c)
the credit of the agency or instrumentality. Intends to maintain a dollar-weighted average portfolio maturity of between three and ten years. May invest in high-coupon U.S. Government agency mortgage-backed securities, which consist of interests in underlying mortgages with maturities of up to thirty years. May also invest up to 20% of its assets in foreign securities. Portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concern for safety of principal. Portfolio managers consider whether to sell a particular security when any of those factors materially changes. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities.

PRINCIPAL RISKS

Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of other fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation. The fund may purchase high-coupon U.S. Government securities at a premium. If the securities experience a faster principal prepayment rate than expected, both the market value of, and income from, such securities will decrease. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

INVESTMENT ADVISER:  A I M Advisors, Inc.

AIM V.I. GROWTH FUND

INVESTMENT OBJECTIVE

Seeks growth of capital.

POLICIES

Seeks to meet its investment objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum. May invest up to 25% of its assets in foreign securities. Portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. Portfolio managers consider whether to sell a particular security when any of those factors materially changes. May engage in active and frequent trading of portfolio securities to achieve its investment objectives which may result in increased transaction costs and brokerage commissions, both of which can lower the actual return on investment. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. May engage in active and frequent trading of portfolio securities to achieve its investment objective which may result in increased transaction costs and brokerage commissions, both of which can lower the actual return on investment.

PRINCIPAL RISKS

Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund

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may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

INVESTMENT ADVISER:  A I M Advisors, Inc.

AIM V.I. GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE

Seeks growth of capital with a secondary objective of current income.

POLICIES

Seeks to meet its objectives by investing at least 65% of total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. Portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. May also invest up to 25% of total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities.

PRINCIPAL RISKS

Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

INVESTMENT ADVISER:  A I M Advisors, Inc.

AIM V.I. VALUE FUND

INVESTMENT OBJECTIVE

Seeks to achieve long-term growth of capital with a secondary objective of income.

POLICIES

Seeks to meet its objectives by investing primarily in equity securities judged by the fund's investment adviser to be undervalued relative to the investment adviser's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Also may invest in preferred stocks and debt instruments that have prospects for growth of capital. Also may invest up to 25% of total assets in foreign securities. Portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. Portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories. In anticipation of or in response to adverse market conditions, for cash

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management purposes, or for defensive purposes, may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities.

PRINCIPAL RISKS

Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

INVESTMENT ADVISER:  A I M Advisors, Inc.

ALLIANCE VARIABLE PRODUCTS--GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE

Seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

POLICIES

Invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. Also may invest in fixed-income and convertible securities and in securities of foreign issuers.

PRINCIPAL RISKS

Principal risks include market risk, interest rate risk, and credit risk. Investments in foreign securities have foreign risk and currency risk. Market risk is the risk that the value of the fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Interest rate risk is the risk that changes in interest rates will affect the value of the fund's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Increases in interest rates may cause the value of the fund's investments to decline. Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. Investments in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default. Foreign risk includes the risk that investments in foreign securities may experience more rapid and extreme changes in value than if they invested solely in securities of U.S. companies; foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers; differing reporting, accounting, and auditing standards, in some cases significantly, from U.S. standards; and the risk that political changes or diplomatic developments could adversely affect the fund's investments in a foreign country. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund's investments.

INVESTMENT ADVISER:  Alliance Capital Management L.P.

ALLIANCE VARIABLE PRODUCTS--PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks growth of capital by pursuing aggressive investment policies.

POLICIES

Invests primarily in equity securities of U.S. companies. Focuses on a relatively small number of intensively researched companies selected from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. Normally, invests in about 40-50 companies, with the 25 most highly regarded of these companies usually

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constituting approximately 70% of the fund's net assets. During market declines, while adding to positions in favored stocks, becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, the investment adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets. Also may invest up to 20% of net assets in convertible securities.

PRINCIPAL RISKS

Among the principal risks is market risk. This is the risk that the value of the fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. In addition, the fund invests in a smaller number of issuers than many other equity funds. Factors affecting those issuers can have a more significant effect on the fund's net asset value. Investment

ADVISER:  Alliance Capital Management L.P.

ALLIANCE VARIABLE PRODUCTS--QUASAR PORTFOLIO

INVESTMENT OBJECTIVE

Seeks growth of capital by pursuing aggressive investment policies. Invests for capital appreciation and only incidentally for current income.

POLICIES

Generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Currently emphasizes investment in small-cap companies. Invests in well-known and established companies and in new and unseasoned companies. Can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, the investment adviser considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. Also may invest in non-convertible bonds, preferred stocks, and foreign securities.

PRINCIPAL RISKS

Among the principal risks is market risk. This is the risk that the value of the fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the fund invests in non-convertible bonds, preferred stocks, and foreign stocks, the investment has interest rate risk, credit risk, foreign risk, and currency risk. Interest rate risk is the risk that changes in interest rates will affect the value of the fund's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Increases in interest rates may cause the value of the fund's investments to decline. Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. Investment in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default. Foreign risk includes the risk that investments in foreign securities may experience more rapid and extreme changes in value than if they invested solely in securities of U.S. companies; foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers; differing reporting, accounting, and auditing standards, in some cases significantly, from U.S. standards; and the risk that political changes or diplomatic developments could adversely affect the fund's investments in a foreign country. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund's investments.

INVESTMENT ADVISER:  Alliance Capital Management L.P.

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FIDELITY VARIABLE INSURANCE PRODUCTS--EQUITY-INCOME PORTFOLIO

INVESTMENT OBJECTIVE

Seeks reasonable income. Also considers the potential for capital appreciation. Seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Index.

POLICIES

Normally invests at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks. May also invest in other types of equity securities and debt securities, including lower-quality debt securities. May invest in securities of both domestic and foreign issuers. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL RISKS

Subject to the following principal investment risks: stock market volatility, interest rate changes, foreign exposure, issuer-specific changes, and "value" investing. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Interest rate changes refers to the risk that interest rate increases can cause the price of a debt security to decrease. Foreign exposure refers to the risk that foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. "Value" investing refers to the risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

INVESTMENT ADVISER:  Fidelity Management & Research Company
SUBADVISER: FMR Co., Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS--GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks to achieve capital appreciation.

POLICIES

Normally invests primarily in common stocks of companies the investment adviser believes have above-average growth potential (often called "growth" stocks). May invest in securities of both domestic and foreign issuers. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL RISKS

Subject to the following principal investment risks: stock market volatility, foreign exposure, issuer-specific changes, and "growth" investing. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Foreign exposure refers to the risk that foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. "Growth" investing refers to the risk that "growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

INVESTMENT ADVISER:  Fidelity Management & Research Company
SUBADVISER: FMR Co., Inc.

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FIDELITY VARIABLE INSURANCE PRODUCTS--HIGH INCOME PORTFOLIO

INVESTMENT OBJECTIVE

Seeks a high level of current income while also considering growth of capital.

POLICIES

Normally invests at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. May invest in non-income producing securities, including defaulted securities and common stocks and companies in troubled or uncertain financial condition. May invest in securities of both domestic and foreign issuers. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL RISKS

Subject to the following principal investment risks: stock market volatility, interest rate changes, foreign exposure, and issuer-specific changes. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Interest rate changes refers to the risk that interest rate increases can cause the price of a debt security to decrease. Foreign exposure refers to the risk that foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

INVESTMENT ADVISER:  Fidelity Management & Research Company
SUBADVISERS: Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS II--CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

POLICIES

Normally invests primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public. May invest in securities of both domestic and foreign issuers. Invests in either "growth" stocks or "value" stocks or both. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL RISKS

Subject to the following principal investment risks: stock market volatility, foreign exposure, and issuer-specific changes. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Foreign exposure refers to the risk that foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

INVESTMENT ADVISER:  Fidelity Management & Research Company

SUBADVISERS: Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.

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JANUS ASPEN SERIES--AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

A NONDIVERSIFIED portfolio that seeks long-term growth of capital.

POLICIES

A NONDIVERSIFIED portfolio that invests primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Standard and Poor's (S&P) MidCap 400 Index. The market capitalizations within the Index will vary, but as of December 31, 2000, they ranged from approximately $102 million to $13 billion. Portfolio managers apply a "bottom up" approach in choosing investments. This approach identifies individual companies with earnings growth potential that may not be recognized by the market at large. Assessment is made by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of assets may be in cash or similar investments.

PRINCIPAL RISKS

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. In addition, a NONDIVERSIFIED portfolio may hold larger positions in a smaller number of issuers. As a result, a single security's increase or decrease in value may have a greater impact on the fund's net asset value and total return than a comparable diversified fund. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/high-risk bonds or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk bonds present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

INVESTMENT ADVISER:  Janus Capital Corporation

JANUS ASPEN SERIES--BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

POLICIES

Normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. Will normally invest at least 25% of its assets in fixed-income securities. Portfolio managers apply a "bottom up" approach in choosing investments. This approach identifies individual companies with earnings growth potential that may not be recognized by the market at large. Assessment is made by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of assets may be in cash or similar investments.

PRINCIPAL RISKS

Because the Portfolio may invest a significant portion of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The income component of the Portfolio's holdings includes fixed-income securities which generally will decrease in value when interest rates rise. Another fundamental risk associated with fixed-income securities is the risk that an issuer of a bond will be unable to make principal and interest payments when due (i.e. credit risk). Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/

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high-risk bonds or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk bonds present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

INVESTMENT ADVISER:  Janus Capital Corporation

JANUS ASPEN SERIES--GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital in a manner consistent with the preservation of capital.

POLICIES

Invests primarily in common stocks selected for their growth potential. Although it can invest in companies of any size, it generally invests in larger, more established companies. Portfolio managers apply a "bottom up" approach in choosing investments. This approach identifies individual companies with earnings growth potential that may not be recognized by the market at large. Assessment is made by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of assets may be in cash or similar investments.

PRINCIPAL RISKS

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/ high-risk bonds or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk bonds present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

INVESTMENT ADVISER:  Janus Capital Corporation

JANUS ASPEN SERIES--WORLDWIDE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital in a manner consistent with the preservation of capital.

POLICIES

Invests primarily in common stocks of companies of any size throughout the world. Normally invests in issuers from at least five different countries, including the United States. May at times invest in fewer than five countries or even in a single country. Portfolio managers apply a "bottom up" approach in choosing investments. This approach identifies individual companies with earnings growth potential that may not be recognized by the market at large. Assessment is made by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of assets may be in cash or similar investments.

PRINCIPAL RISKS

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/

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high-risk bonds or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. The Portfolio may have significant exposure to foreign markets and may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. High-yield/high-risk bonds present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

INVESTMENT ADVISER:  Janus Capital Corporation

MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES

INVESTMENT OBJECTIVE

Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

POLICIES

Under normal market conditions, invests at least 40%, but not more than 75%, of net assets in common stocks and related securities (referred to as equity securities) such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities. Invests at least 25% of net assets in non-convertible fixed income securities. May vary the percentage of assets invested in any one type of security (within the limits described above) in accordance with the adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. May invest in foreign securities and may have exposure to foreign currencies through its investment in these securities. Generally, seeks to purchase equity securities that the investment adviser believes are undervalued in the market relative to their long-term potential. Fixed income securities include U.S. government securities, mortgage-backed and asset-backed securities, and corporate bonds. The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

PRINCIPAL RISKS

In allocating investments between equity and fixed income securities, the series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines. Investing in foreign securities involves risks relating to political social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. The value of securities held by the series may decline due to changing economic, political or market conditions, or disappointing earnings results. If anticipated events do not occur or are delayed, or if investor perceptions about undervalued securities do not improve, the market price of these securities may not rise or may fall. Fixed income securities are subject to interest rate risk (the risk that when interest rates rise, the prices of fixed income securities will generally fall) and credit risk (the risk that the issuer of a fixed income security will not be able to pay principal and interest when due). Securities with longer maturities are affected more by interest rate risk. Fixed income securities purchased by the series may be traded in the over-the-counter market may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance. Frequent trading may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

INVESTMENT ADVISER:  Massachusetts Financial Services Company (MFS)

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO (CLASS I SHARES)

INVESTMENT OBJECTIVE

Seeks current income and capital growth.

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POLICIES

Invests in a combination of securities to obtain both growth and income. To obtain growth, the fund invests in stocks that its subadviser believes have substantial potential for capital growth. To obtain current income, the fund invests in dividend paying stocks and, to a lesser extent, convertible bonds and money market instruments. Generally invests in large capitalization companies. Some of the fund's investments may be in U.S. dollar denominated securities of foreign issuers. May (but is not required to) use derivatives as part of its investment strategy or to help manage portfolio risks. The fund's investment adviser has appointed Alliance Capital Management L.P. (Alliance Capital) to serve as subadviser for the fund's investments. In deciding which equity securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. In deciding which fixed income securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, the strength of certain sectors of the fixed income market relative to others, interest rates and other general market conditions, as well as the credit quality and financial condition of individual issuers and, where applicable, the protection afforded by the terms of the particular obligations.

PRINCIPAL RISKS

Principal risks presented by the fund are: equity risk, foreign investing risk and derivatives risk. Equity risk refers to the risk that stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock. Foreign investing risk refers to the risk that the value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations. Derivatives risk refers to the risk that the fund's investments in derivatives may rise or fall more rapidly than other investments.

INVESTMENT ADVISER:  Mitchell Hutchins Asset Management Inc.
SUBADVISER: Alliance Capital Management L.P. (Alliance Capital)

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO (CLASS I SHARES) EFFECTIVE SEPTEMBER 15, 2000, THIS FUND IS CLOSED TO NEW INVESTORS AND TO NEW INVESTMENTS BY EXISTING INVESTORS.

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

POLICIES

Invests primarily in stocks of small capitalization ("small cap") companies that the subadviser believes have substantial potential for capital growth. The fund considers companies with market capitalizations of up to $1.5 billion to be small cap. The fund may invest, to a lesser extent, in stocks of larger companies and in bonds and money market instruments. Some investments may be in U.S. dollar denominated securities of foreign issuers. The fund may (but is not required to) use options, futures contracts and other derivatives as part of its investment strategy or to help manage portfolio risks. The fund's investment adviser has appointed Alliance Capital Management L.P. (Alliance Capital) to serve as subadviser for the fund's investments. In deciding which securities to buy and sell for the fund, Alliance Capital will generally consider the relevant economic and political outlook, the values of the specific securities relative to other investments, trends in the determinants of corporate profits, and management capability and practices.

PRINCIPAL RISKS

Principal risks presented by the fund are: equity risk, limited capitalization risk, foreign investing risk, and derivatives risk. Equity risk refers to the risk that stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock. Limited capitalization risk refers to equity risk being greater for the common stocks of small cap companies because they generally are more vulnerable than large or mid cap companies to adverse business or economic developments and they may have more limited resources. Foreign investing risk refers to the risk that the value of the fund's investments in foreign

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securities may fall due to adverse political, social and economic developments abroad. Derivatives risk refers to the risk that the fund's investments in derivatives may rise or fall more rapidly than other investments.

INVESTMENT ADVISER:  Mitchell Hutchins Asset Management Inc.
SUBADVISER: Alliance Capital Management L.P. (Alliance Capital)

MITCHELL HUTCHINS SERIES TRUST--TACTICAL ALLOCATION PORTFOLIO (CLASS I SHARES)

INVESTMENT OBJECTIVE

Seeks total return, consisting of long-term capital appreciation and current income.

POLICIES

Allocates its assets between a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index and a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days. The investment adviser reallocates assets in accordance with the recommendations of its own Tactical Allocation Model on the first business day of each month. The Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%. If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the fund's assets. The Model uses a bond risk premium determination to decide whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills. When the Model recommends a fixed income allocation of more than 50%, the fund must invest in other high quality bonds or money market instruments to the extent needed to limit the fund's investments in U.S. Treasury obligations to no more than 55% of its assets. This limit is imposed by Internal Revenue Code diversification requirements for segregated asset accounts used to fund variable annuity or variable life contracts. The fund may (but is not required to) use derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. These instruments may also be used to reduce the risk of adverse price movements while investing cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

PRINCIPAL RISKS

Principals risks presented by the fund are: asset allocation risk, equity risk, index tracking risk, interest rate risk, derivatives risk, and foreign investing risk. Asset allocation risk refers to the risk that the Tactical Allocation Model may not correctly predict the appropriate time to shift the fund's assets from one asset class to another. Equity risk refers to the risk that stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock. Index tracking risk refers to the risk that the performance of the fund's stock investments generally will not be identical to that of the S&P 500 Index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily. Interest rate risk refers to the risk that the value of the fund's bond investments generally will fall when interest rates rise. Derivatives risk refers to the risk that the fund's investments in derivatives may rise or fall more rapidly than other investments. The S&P 500 Index includes some U.S. dollar denominated foreign securities. Foreign investing risk refers to the risk that the value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

INVESTMENT ADVISER:  Mitchell Hutchins Asset Management Inc.

OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

INVESTMENT OBJECTIVE

Seeks capital appreciation by investing in "growth-type" companies.

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POLICIES

Invests mainly in equity securities, such as common stocks and can invest in other securities, such as preferred stocks and convertible securities. Emphasizes investments in companies believed by the investment adviser to have significant growth potential. Growth companies can include established companies entering a growth cycle in their business, as well as newer companies. Can invest in securities of issuers of all market capitalizations, but currently focuses on stocks of "mid-cap" issuers (currently those issuers between $2.5 billion and $11.5 billion). Can invest in domestic and foreign companies, although most investments are in stocks of U.S. companies. In selecting securities, the portfolio manager looks for high-growth companies using a "bottom-up" stock selection process which focuses on fundamental analysis of individual issuers before considering overall economic, market or industry trends.

PRINCIPAL RISKS

Stocks fluctuate in price, and their sort-term volatility at times may be great. At times the fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. Stocks of growth companies, particularly newer companies, may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies.

INVESTMENT ADVISER:  OppenheimerFunds, Inc.

OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA

INVESTMENT OBJECTIVE

Seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

POLICIES

Invests mainly in common stocks of U.S. companies, and can also invest in other equity securities such as preferred stocks and convertible securities. Currently emphasizes the stocks of large-capitalization companies in the fund's portfolio. At times, may increase the relative emphasis of its investments in small-cap and mid-cap stocks. Can buy foreign securities and debt securities such as bonds and notes, but currently does not emphasize those investments. Can also use hedging instruments and certain derivative investments to try to manage investment risks. In selecting securities, portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment.

PRINCIPAL RISKS

Stocks fluctuate in price, and their short-term volatility at times may be great. Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations, availability of basic resources or supplies, or other events. Because the Fund currently focuses its investments in stocks of U.S. issuers, it will be affected primarily by changes in the U.S. Stock Market. Changes in interest rates can also affect bond prices.

INVESTMENT ADVISER:  OppenheimerFunds, Inc.

OPPENHEIMER STRATEGIC BOND FUND/VA

INVESTMENT OBJECTIVE

Seeks a high level of current income principally derived from interest on debt securities.

POLICIES

Invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. Government securities, and lower-grade high-yield securities of U.S. and foreign companies. Can invest up to 100% of its assets in any one sector at any time, if the investment adviser believes that in doing so the fund can achieve its objective without undue risk. Can invest in securities having short, medium or long-term maturities and may invest

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without limit in lower-grade high-yield debt obligations, also called "junk bonds." Foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks. Can also use hedging instruments and certain derivative investments to try to enhance income or to try to manage investment risks. In selecting securities, the portfolio managers analyze the overall investment opportunities and risks in individual national economies with an overall strategy of building a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt instruments and foreign securities.

PRINCIPAL RISKS

Debt securities are subject to credit risk which refers to the risk that if the issuer fails to pay interest, or if the issuer fails to repay principal, the value of that security and of the fund's shares might be reduced. Credit risks of lower-grade securities are greater than those of investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Securities of issuers in emerging and developing markets may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. The fund is also subject to interest rate risk and prepayment risk. The investment adviser's expectations about the relative performance of the three principal sectors in which the fund invests may be inaccurate, and the fund's returns might be less than other funds using similar strategies. Investing in derivative investments carries the risk that if the issuer of the derivative does not pay the amount due, the fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the investment adviser expected it to perform.

INVESTMENT ADVISER:  OppenheimerFunds, Inc.

PILGRIM VARIABLE PRODUCTS TRUST (VP) GROWTH OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

POLICIES

Invests primarily in U.S. companies that the portfolio managers feel have above average prospects for growth. Under normal market conditions, invests at least 65% of total assets in securities purchased on the basis of the potential for capital appreciation. Securities may be from large-cap, mid-cap or small-cap companies. Portfolio managers use a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. Portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

PRINCIPAL RISKS

The Portfolio may be affected by the following risks, among others: price volatility, market trends and inability to sell securities. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities generally have higher volatility than most debt securities. The Portfolio invests in companies that the portfolio manager feels have the potential for rapid growth, which may result in a higher risk of price volatility than a fund that emphasizes other styles of investing. Small and medium-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Market trends refers to the risk that from time to time the stock market may not favor the growth securities in which the Portfolio invests. Inability to sell securities refers to the risk that securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies.

INVESTMENT ADVISER:  ING Pilgrim Investments, LLC.

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PILGRIM VARIABLE PRODUCTS TRUST (VP) MAGNACAP PORTFOLIO

INVESTMENT OBJECTIVE

Seeks growth of capital, with dividend income as a secondary consideration.

POLICIES

Managed with the philosophy that companies that can best meet the Portfolio's objectives have paid increasing dividends or have had the capability to pay rising dividends from their operations. Normally invests at least 65% of its assets in equity securities of companies that meet the following disciplined criteria: consistent dividends, substantial dividend increases, reinvested earnings, strong balance sheet, and attractive price. Equity securities may include common stocks, convertible securities, and rights or warrants. Normally investments are primarily in larger companies that are included in the largest 500 U.S. companies. Remainder of its assets may be invested in equity securities that the portfolio managers believe have growth potential because they represent an attractive value. In selecting securities, preservation of capital is also an important consideration. Assets that are not invested in equity securities may be invested in high quality debt securities.

PRINCIPAL RISKS

The Portfolio may be affected by the following risks, among others: price volatility, market trends, debt securities, credit risk, and risks of foreign investing. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities generally have higher volatility than debt securities. Market trends refers to the risk that from time to time the stock market may not favor the value securities that meet the Portfolio's disciplined investment criteria. Debt securities carry the risk that their value may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates. Credit risk refers to the risk that the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

INVESTMENT ADVISER:  ING Pilgrim Investments, LLC.

PILGRIM VARIABLE PRODUCTS TRUST (VP) MIDCAP OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

POLICIES

Invests primarily in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Portfolio mid-sized companies are companies with market capitalizations that fall within the range of companies in the S&P MidCap 400 Index. As of February 29, 2000, the market capitalizations that fall within this range are from $106.3 million to $27.2 billion. Portfolio managers use a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. Portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

PRINCIPAL RISKS

The Portfolio may be affected by the following risks, among others: price volatility, market trends and inability to sell securities. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities generally have higher volatility than most debt securities. The Portfolio invests in companies that the portfolio managers feel have the potential for growth, which may result in a higher risk of price volatility than a fund that emphasizes other styles of investing. Medium-sized companies may be more susceptible to

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price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. Market trends refers to the risk that from time to time the stock market may not favor the mid-cap growth securities in which the Portfolio invests. Inability to sell securities refers to the risk that securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies.

INVESTMENT ADVISER:  ING Pilgrim Investments, LLC.

PILGRIM VARIABLE PRODUCTS TRUST (VP) SMALLCAP OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

POLICIES

Invests at least 65% of total assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Portfolio smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The median market capitalization of companies held by the Portfolio as of February 29, 2000 was $1.876 billion. Portfolio manager uses a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a brand-oriented approach in structuring the portfolio and a sell discipline. Portfolio manager seeks to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempts to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

PRINCIPAL RISKS

The Portfolio may be affected by the following risks, among others: price volatility, market trends and inability to sell securities. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities generally have higher volatility than most debt securities. The Portfolio invests in companies that the portfolio manager feels have above average prospects for growth, which may result in a higher risk of price volatility than a fund that emphasizes other styles of investing. Smaller companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers. Market trends refers to the risk that from time to time the stock market may not favor the small sized growth securities in which the Portfolio invests. Inability to sell securities refers to the risk that securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies.

INVESTMENT ADVISER:  ING Pilgrim Investments, LLC.

PORTFOLIO PARTNERS, INC. (PPI) MFS CAPITAL OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE

Seeks capital appreciation.

POLICIES

Invests primarily (at least 65% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Focuses on companies believed to have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

May invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

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May engage in active and frequent trading to achieve its principal investment strategies.

PRINCIPAL RISKS
- MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.
- OVER THE COUNTER RISK: Equity securities that are traded over the counter may be more volatile than exchange listed securities, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.
- FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.
- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investment in foreign securities, and also have additional risks.
- CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.
- ACTIVE OR FREQUENT TRADING RISK: The Portfolio may engage in active and frequent trading. This may result in higher capital gains as compared to portfolios with less active trading policies. Frequent trading also increases transaction costs, which can detract from fund performance.

INVESTMENT ADVISER:  Aetna Life Insurance and Annuity Company
SUBADVISER: Massachusetts Financial Services Company

PORTFOLIO PARTNERS, INC. (PPI) MFS EMERGING EQUITIES PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

POLICIES

Invests primarily (at least 65% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are companies believed to be early in their life cycle and that have the potential to become major enterprises, or major enterprises whose rates of earnings growth are expected to accelerate. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

May also invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

May engage in active and frequent trading to achieve its principal investment strategies.

PRINCIPAL RISKS
- MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.
- EMERGING GROWTH RISK: The Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.
- OVER THE COUNTER RISK: Equity securities that are traded over the counter may be more volatile than exchange listed securities, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

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- FOREIGN MARKETS RISK: Investment in foreign securities involves risks related to political, social and economic developments abroad. These risks result from differences between the regulations to which U.S. and foreign issuers and markets are subject.
- CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline if the U.S. dollar strengthens against these currencies or if foreign governments intervene in the currency markets.
- EMERGING MARKETS RISK: Investments in emerging market securities involve all the risks of investment in foreign markets. Additionally, markets of emerging market countries have been more volatile, and involve greater risks, than the markets of developed countries with more mature economies.
- ACTIVE OR FREQUENT TRADING RISK: The Portfolio may engage in active and frequent trading. This may result in higher capital gains as compared to portfolios with less active trading policies. Frequent trading also increases transaction costs, which can detract from fund performance.

INVESTMENT ADVISER:  Aetna Life Insurance and Annuity Company
SUBADVISER: Massachusetts Financial Services Company

PORTFOLIO PARTNERS, INC. (PPI) MFS RESEARCH GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital and future income.

POLICIES

Invests primarily (at least 80% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Focuses on companies believed to have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. May invest in companies of any size. Investments may also include securities traded on securities exchanges or in the over-the-counter markets.

May invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

PRINCIPAL RISKS
- MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.
- OVER-THE-COUNTER RISK: Equity securities that are traded over-the-counter may be more volatile than exchange-listed securities, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.
- FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.
- CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline if the U.S. dollar strengthens against these currencies or if foreign governments intervene in the currency markets.

INVESTMENT ADVISER:  Aetna Life Insurance and Annuity Company
SUBADVISER: Massachusetts Financial Services Company

PORTFOLIO PARTNERS, INC. (PPI) SCUDDER INTERNATIONAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

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POLICIES

Invests primarily (at least 65% of total assets) in the equity securities of foreign companies believed to have high growth potential. Normally invests in securities of at least three different countries other than the U.S. Will invest in securities in both developed and developing markets. Seeks to invest in those companies believed to be best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly developing business franchises, strong financial positions, and high quality management capable of defining and implementing strategies to take advantage of local, regional or global markets.

Also may invest in debt securities issued by both U.S. and foreign companies, including non-investment grade debt securities.

PRINCIPAL RISKS
- MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.
- FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.
- CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.
- EMERGING GROWTH RISK: The Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.
- INTEREST RATE RISK: Investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of debt securities held by the portfolio will decline.
- CREDIT RISK: Investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities are more likely to have difficulty making timely payments of interest or principal.

INVESTMENT ADVISER:  Aetna Life Insurance and Annuity Company
SUBADVISER: Zurich Scudder Investments, Inc.

PRUDENTIAL JENNISON PORTFOLIO (CLASS II SHARES)

INVESTMENT OBJECTIVE

Seeks to achieve long-term growth of capital.

POLICIES

Invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. May invest up to 30% of total assets in foreign securities. Stocks are selected on a company-by-company basis using fundamental analysis. Investment adviser looks for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Normally invests 65% of total assets in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.

PRINCIPAL RISKS

Principal risks of investing in the Portfolio are: company risk, derivatives risk, foreign investment risk, management risk, and market risk. Company risk refers to the risk that the price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Derivatives are subject to a number of risks, including liquidity risk, interest rate risk, market risk, credit risk and management risk. A portfolio investing in a derivative instrument could lose more than the principal amount invested. Foreign investment risk includes: foreign market risk, currency risk and political developments. Foreign markets, especially those in developing countries, tend to be

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more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Currency risk refers to the risk that changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. Political developments may adversely affect the value of the Portfolio's foreign securities. Actively managed portfolios are subject to management risk, because there is no guarantee that the investment decisions made by the subadvisers for the portfolios will be successful. Common stocks are subject to market risk stemming from factors independent of any particular security. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. Stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

INVESTMENT ADVISER:  Prudential Investments Fund Management LLC
SUBADVISER: Jennison Associates LLC

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO (CLASS II SHARES)

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

POLICIES

Invests in equity-related securities of foreign issuers that the subadviser thinks will increase in value over a period of years. Invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, invests at least 65% of total assets in common stock of foreign companies operating or based in at least five different countries. Looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitablility, strong balance sheets, management strength and strong market share for its products. Also tries to buy such stocks at attractive prices in relation to their growth prospects.

PRINCIPAL RISKS

Significant risks of investing in the Portfolio are: company risk, credit risk, derivatives risk, foreign investment risk, interest rate risk, and market risk. Company risk refers to the risk that the price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Credit risk refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they are due. Derivatives are subject to interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers such as: foreign market risk, currency risk and political developments. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Differences in accounting standards and custody and settlement practices of foreign securities generally involve more risk than investing in securities of U.S. issuers. Currency risk refers to the risk that changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. Political developments may adversely affect the value of the Portfolio's foreign securities. Interest rate risk refers to the risk that fixed income securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Common stocks are subject to market risk stemming from factors independent of any particular security. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. Stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

INVESTMENT ADVISER:  Prudential Investments Fund Management LLC
SUBADVISER: Jennison Associates LLC

                                  APPENDIX IV
                        CONDENSED FINANCIAL INFORMATION
------------------------------------------------------------------

                                    TABLE I
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 0.95%
   (SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR EACH OF THE PERIODS IN THE THREE-YEAR PERIOD ENDED DECEMBER 31, 2000 (AS APPLICABLE), IS DERIVED FROM THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                          2000           1999          1998
                                                          ----           ----          ----
AETNA BALANCED VP, INC.
Value at beginning of period                              $11.632        $10.337       $9.555(1)
Value at end of period                                    $11.457        $11.632      $10.337
Number of accumulation units outstanding at end of
 period                                                   788,863        417,961        5,235
AETNA BOND VP
Value at beginning of period                              $10.145        $10.319      $10.157(2)
Value at end of period                                    $11.018        $10.145      $10.319
Number of accumulation units outstanding at end of
 period                                                   722,145        708,744       16,582
AETNA GROWTH VP
Value at beginning of period                              $14.022        $10.489       $8.387(2)
Value at end of period                                    $12.229        $14.022      $10.489
Number of accumulation units outstanding at end of
 period                                                 1,034,464        453,570        8,460
AETNA GROWTH AND INCOME VP
Value at beginning of period                              $11.498         $9.886       $7.862(2)
Value at end of period                                    $10.140        $11.498       $9.886
Number of accumulation units outstanding at end of
 period                                                 1,630,201      1,093,630      125,488
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period                              $13.193        $10.716       $8.469(2)
Value at end of period                                    $11.839        $13.193      $10.716
Number of accumulation units outstanding at end of
 period                                                 4,191,119      2,135,759       31,054
AETNA INTERNATIONAL VP
Value at beginning of period                              $13.715         $9.149       $8.583(1)
Value at end of period                                    $10.824        $13.715       $9.149
Number of accumulation units outstanding at end of
 period                                                   274,728         75,017          587
AETNA MONEY MARKET VP
Value at beginning of period                              $10.615        $10.199      $10.122(2)
Value at end of period                                    $11.186        $10.615      $10.199
Number of accumulation units outstanding at end of
 period                                                 2,214,734      2,174,383      103,626
AETNA SMALL COMPANY VP
Value at beginning of period                              $12.128         $9.357       $8.799(1)
Value at end of period                                    $12.820        $12.128       $9.357
Number of accumulation units outstanding at end of
 period                                                   578,289        163,679       13,538
AETNA TECHNOLOGY VP
Value at beginning of period                               $9.999(1)
Value at end of period                                     $5.842
Number of accumulation units outstanding at end of
 period                                                   367,378
AIM V.I. CAPITAL APPRECIATION FUND
Value at beginning of period                              $14.675        $10.245       $7.522(2)
Value at end of period                                    $12.951        $14.675      $10.245
Number of accumulation units outstanding at end of
 period                                                   552,619        190,831       10,913
AIM V.I. GOVERNMENTS SECURITIES FUND
Value at beginning of period                              $10.488(2)
Value at end of period                                    $10.800
Number of accumulation units outstanding at end of
 period                                                     8,235
AIM V.I. GROWTH FUND
Value at beginning of period                              $14.438        $10.779       $7.856(2)
Value at end of period                                    $11.371        $14.438      $10.779
Number of accumulation units outstanding at end of
 period                                                   935,078        300,327       11,163
AIM V.I. GROWTH AND INCOME FUND
Value at beginning of period                              $14.179        $10.663       $7.948(2)
Value at end of period                                    $12.001        $14.179      $10.663
Number of accumulation units outstanding at end of
 period                                                 1,098,096        370,289        3,666
AIM V.I. VALUE FUND
Value at beginning of period                              $13.659        $10.616       $7.820(2)
Value at end of period                                    $11.548        $13.659      $10.616
Number of accumulation units outstanding at end of
 period                                                 1,793,243        895,401       27,668
ALLIANCE GROWTH AND INCOME PORTFOLIO
Value at beginning of period                               $9.778(3)
Value at end of period                                    $10.129
Number of accumulation units outstanding at end of
 period                                                    29,928

------------------------------------------------------------------

                                                          2000           1999          1998
                                                          ----           ----          ----
ALLIANCE PREMIER GROWTH PORTFOLIO
Value at beginning of period                               $9.283(3)
Value at end of period                                     $7.620
Number of accumulation units outstanding at end of
 period                                                    83,126
ALLIANCE QUASAR PORTFOLIO
Value at beginning of period                              $10.602(4)
Value at end of period                                     $9.511
Number of accumulation units outstanding at end of
 period                                                     1,070
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                              $10.438         $9.911       $8.459(2)
Value at end of period                                    $11.210        $10.438       $9.911
Number of accumulation units outstanding at end of
 period                                                 1,176,439        735,175       48,260
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                              $12.649        $10.265(1)
Value at end of period                                    $11.154        $12.649
Number of accumulation units outstanding at end of
 period                                                 1,214,067         84,394
FIDELITY VIP HIGH INCOME PORTFOLIO
Value at beginning of period                               $9.586         $8.949       $8.626(1)
Value at end of period                                     $7.362         $9.586       $8.949
Number of accumulation units outstanding at end of
 period                                                   887,740        590,621       40,909
FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO
Value at beginning of period                              $12.966        $10.535       $8.083(2)
Value at end of period                                    $11.993        $12.966      $10.535
Number of accumulation units outstanding at end of
 period                                                 1,991,818      1,126,347       42,196
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                              $24.654        $11.042       $7.183(2)
Value at end of period                                    $16.650        $24.654      $11.042
Number of accumulation units outstanding at end of
 period                                                 2,655,062      1,018,787       18,318
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                              $13.742        $10.945       $9.175(2)
Value at end of period                                    $13.308        $13.742      $10.945
Number of accumulation units outstanding at end of
 period                                                 3,217,068      1,721,022      114,603
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                              $15.599        $10.938       $7.907(2)
Value at end of period                                    $13.203        $15.599      $10.938
Number of accumulation units outstanding at end of
 period                                                 3,180,106      1,611,327      138,459
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                              $15.599         $9.576       $7.245(2)
Value at end of period                                    $13.030        $15.599       $9.576
Number of accumulation units outstanding at end of
 period                                                 4,326,254      1,828,183       63,712
MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
Value at beginning of period                              $10.385        $10.171       $9.712(1)
Value at end of period                                    $11.934        $10.385      $10.171
Number of accumulation units outstanding at end of
 period                                                   485,471        321,447       11,625
MITCHELL HUTCHINS SERIES TRUST GROWTH AND
INCOME PORTFOLIO
Value at beginning of period                              $10.960         $9.816(2)
Value at end of period                                    $10.338        $10.960
Number of accumulation units outstanding at end of
 period                                                     4,244         10,141
MITCHELL HUTCHINS SERIES TRUST TACTICAL
ALLOCATION PORTFOLIO
Value at beginning of period                              $10.651         $9.451(2)
Value at end of period                                    $10.326        $10.651
Number of accumulation units outstanding at end of
 period                                                   187,906        101,508
OPPENHEIMER AGGRESSIVE GROWTH FUND / VA
Value at beginning of period                              $17.027         $9.362       $7.289(2)
Value at end of period                                    $14.970        $17.027       $9.362
Number of accumulation units outstanding at end of
 period                                                   614,552        102,852          730
OPPENHEIMER MAIN STREET GROWTH & INCOME FUND / VA
Value at beginning of period                              $10.946         $9.080       $6.913(2)
Value at end of period                                     $9.891        $10.946       $9.080
Number of accumulation units outstanding at end of
 period                                                   768,952        341,458       27,241
OPPENHEIMER STRATEGIC BOND FUND / VA
Value at beginning of period                              $10.005         $9.823       $9.550(1)
Value at end of period                                    $10.171        $10.005       $9.823
Number of accumulation units outstanding at end of
 period                                                   410,623        247,095       21,480
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
Value at beginning of period                              $15.023        $10.193       $9.507(1)
Value at end of period                                    $14.030        $15.023      $10.193
Number of accumulation units outstanding at end of
 period                                                   643,763        207,410       10,086
PPI MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                              $15.499        $10.371       $7.999(2)
Value at end of period                                    $10.933        $15.499      $10.371
Number of accumulation units outstanding at end of
 period                                                   844,849        360,244       11,391

------------------------------------------------------------------

                                                          2000           1999          1998
                                                          ----           ----          ----
PPI MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                              $12.424        $10.113       $8.805(1)
Value at end of period                                    $11.755        $12.424      $10.113
Number of accumulation units outstanding at end of
 period                                                   383,389        208,889        4,604
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                              $14.511         $9.248       $8.553(1)
Value at end of period                                    $11.557        $14.511       $9.248
Number of accumulation units outstanding at end of
 period                                                   695,491        292,270       46,182

----------------------------------

FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 2000:
(1)  Funds were first received in this option during May 2000.
(2)  Funds were first received in this option during September 2000.
(3)  Funds were first received in this option during August 2000.
(4) Funds were first received in this option during October 2000. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1999:
(1)  Funds were first received in this option during September 1999.
(2) Funds were first received in this option during May 1999. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1998:
(1)  Funds were first received in this option during November 1998.
(2)  Funds were first received in this option during October 1998.

                        CONDENSED FINANCIAL INFORMATION
------------------------------------------------------------------

                                    TABLE II
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.25%
   (SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR EACH OF THE PERIODS IN THE THREE-YEAR PERIOD ENDED DECEMBER 31, 2000 (AS APPLICABLE), IS DERIVED FROM THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                          2000           1999          1998
                                                          ----           ----          ----
AETNA BALANCED VP, INC.
Value at beginning of period                              $11.581        $10.323       $9.276(1)
Value at end of period                                    $11.372        $11.581      $10.323
Number of accumulation units outstanding at end of
 period                                                   741,768        403,187       17,681
AETNA BOND VP
Value at beginning of period                              $10.101        $10.305      $10.119(2)
Value at end of period                                    $10.937        $10.101      $10.305
Number of accumulation units outstanding at end of
 period                                                 1,025,035        806,343       30,949
AETNA GROWTH VP
Value at beginning of period                              $13.961        $10.475       $8.359(2)
Value at end of period                                    $12.139        $13.961      $10.475
Number of accumulation units outstanding at end of
 period                                                   901,462        536,727        8,297
AETNA GROWTH AND INCOME VP
Value at beginning of period                              $11.447         $9.872       $7.672(2)
Value at end of period                                    $10.065        $11.447       $9.872
Number of accumulation units outstanding at end of
 period                                                 1,840,246      1,317,642       55,707
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period                              $13.136        $10.702       $8.964(1)
Value at end of period                                    $11.752        $13.136      $10.702
Number of accumulation units outstanding at end of
 period                                                 3,665,275      2,394,661       94,255
AETNA INTERNATIONAL VP
Value at beginning of period                              $13.655         $9.137       $8.497(3)
Value at end of period                                    $10.744        $13.655       $9.137
Number of accumulation units outstanding at end of
 period                                                   211,631         79,291        4,529
AETNA MONEY MARKET VP
Value at beginning of period                              $10.569        $10.186      $10.086(1)
Value at end of period                                    $11.103        $10.569      $10.186
Number of accumulation units outstanding at end of
 period                                                 1,993,511      1,313,322       44,014
AETNA SMALL COMPANY VP
Value at beginning of period                              $12.074         $9.345       $7.219(2)
Value at end of period                                    $12.726        $12.074       $9.345
Number of accumulation units outstanding at end of
 period                                                   419,834        114,138        7,787
AETNA TECHNOLOGY VP
Value at beginning of period                               $9.999(1)
Value at end of period                                     $5.830
Number of accumulation units outstanding at end of
 period                                                   223,693
AIM V.I. CAPITAL APPRECIATION FUND
Value at beginning of period                              $14.611        $10.231       $7.914(2)
Value at end of period                                    $12.855        $14.611      $10.231
Number of accumulation units outstanding at end of
 period                                                   701,844        317,266       17,420
AIM V.I. GROWTH FUND
Value at beginning of period                              $14.375        $10.764       $8.120(2)
Value at end of period                                    $11.288        $14.375      $10.764
Number of accumulation units outstanding at end of
 period                                                 1,389,231        722,832       14,904
AIM V.I. GROWTH AND INCOME FUND
Value at beginning of period                              $14.117        $10.649       $8.179(2)
Value at end of period                                    $11.912        $14.117      $10.649
Number of accumulation units outstanding at end of
 period                                                 1,809,797        938,411        9,968
AIM V.I. VALUE FUND
Value at beginning of period                              $13.599        $10.601       $8.093(2)
Value at end of period                                    $11.463        $13.599      $10.601
Number of accumulation units outstanding at end of
 period                                                 2,930,390      1,538,846       29,486
ALLIANCE GROWTH AND INCOME PORTFOLIO
Value at beginning of period                               $9.765(2)
Value at end of period                                    $10.108
Number of accumulation units outstanding at end of
 period                                                    16,099
ALLIANCE PREMIER GROWTH PORTFOLIO
Value at beginning of period                               $9.083(3)
Value at end of period                                     $7.605
Number of accumulation units outstanding at end of
 period                                                    76,848
ALLIANCE QUASAR PORTFOLIO
Value at beginning of period                              $10.504(4)
Value at end of period                                     $9.491
Number of accumulation units outstanding at end of
 period                                                       431

------------------------------------------------------------------

                                                          2000           1999          1998
                                                          ----           ----          ----
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                              $10.392         $9.897       $8.314(2)
Value at end of period                                    $11.127        $10.392       $9.897
Number of accumulation units outstanding at end of
 period                                                 2,028,220      1,507,320       59,609
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                              $12.628        $10.231(1)
Value at end of period                                    $11.102        $12.628
Number of accumulation units outstanding at end of
 period                                                 1,209,832        124,948
FIDELITY VIP HIGH INCOME PORTFOLIO
Value at beginning of period                               $9.544         $8.936       $8.411(3)
Value at end of period                                     $7.307         $9.544       $8.936
Number of accumulation units outstanding at end of
 period                                                   990,111        712,099       19,661
FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO
Value at beginning of period                              $12.909        $10.521       $8.746(1)
Value at end of period                                    $11.904        $12.909      $10.521
Number of accumulation units outstanding at end of
 period                                                 2,706,891      1,682,680       29,543
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                              $24.546        $11.027       $6.858(2)
Value at end of period                                    $16.527        $24.546      $11.027
Number of accumulation units outstanding at end of
 period                                                 2,338,682        994,780       21,356
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                              $13.681        $10.930       $8.301(2)
Value at end of period                                    $13.210        $13.681      $10.930
Number of accumulation units outstanding at end of
 period                                                 3,812,377      2,130,090       27,397
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                              $15.531        $10.923       $7.596(2)
Value at end of period                                    $13.106        $15.531      $10.923
Number of accumulation units outstanding at end of
 period                                                 4,430,382      2,407,010       35,759
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                              $15.531         $9.563       $8.027(1)
Value at end of period                                    $12.934        $15.531       $9.563
Number of accumulation units outstanding at end of
 period                                                 4,782,841      2,118,680       39,602
MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
Value at beginning of period                              $10.339        $10.157       $9.772(3)
Value at end of period                                    $11.846        $10.339      $10.157
Number of accumulation units outstanding at end of
 period                                                 1,107,868        675,246       12,838
MITCHELL HUTCHINS SERIES TRUST GROWTH AND
INCOME PORTFOLIO
Value at beginning of period                              $10.937        $10.189(2)
Value at end of period                                    $10.285        $10.937
Number of accumulation units outstanding at end of
 period                                                    83,551         60,271
MITCHELL HUTCHINS SERIES TRUST SMALL CAP
PORTFOLIO
Value at beginning of period                              $11.828        $11.067(3)
Value at end of period                                    $13.334        $11.828
Number of accumulation units outstanding at end of
 period                                                    15,264         14,182
MITCHELL HUTCHINS SERIES TRUST TACTICAL
ALLOCATION PORTFOLIO
Value at beginning of period                              $10.629         $9.852(2)
Value at end of period                                    $10.273        $10.629
Number of accumulation units outstanding at end of
 period                                                   917,170        541,487
OPPENHEIMER AGGRESSIVE GROWTH FUND / VA
Value at beginning of period                              $16.952         $9.350       $6.300(2)
Value at end of period                                    $14.860        $16.952       $9.350
Number of accumulation units outstanding at end of
 period                                                   677,022        139,615       12,609
OPPENHEIMER MAIN STREET GROWTH & INCOME FUND / VA
Value at beginning of period                              $10.898         $9.067       $6.647(2)
Value at end of period                                     $9.818        $10.898       $9.067
Number of accumulation units outstanding at end of
 period                                                 1,516,368        737,210       41,656
OPPENHEIMER STRATEGIC BOND FUND / VA
Value at beginning of period                               $9.961         $9.810       $9.566(2)
Value at end of period                                    $10.096         $9.961       $9.810
Number of accumulation units outstanding at end of
 period                                                   497,551        321,797       13,169
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
Value at beginning of period                              $14.957        $10.180       $9.302(3)
Value at end of period                                    $13.926        $14.957      $10.180
Number of accumulation units outstanding at end of
 period                                                   845,124        361,089        9,561
PPI MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                              $15.431        $10.357       $6.702(2)
Value at end of period                                    $10.853        $15.431      $10.357
Number of accumulation units outstanding at end of
 period                                                 1,063,458        421,059       13,509
PPI MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                              $12.370        $10.099       $9.089(3)
Value at end of period                                    $11.668        $12.370      $10.099
Number of accumulation units outstanding at end of
 period                                                   740,495        434,221       36,363

------------------------------------------------------------------

                                                          2000           1999          1998
                                                          ----           ----          ----
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                              $14.448         $9.236       $8.395(2)
Value at end of period                                    $11.472        $14.448       $9.236
Number of accumulation units outstanding at end of
 period                                                   453,858        180,822       25,860

----------------------------------

FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 2000:
(1)  Funds were first received in this option during May 2000.
(2)  Funds were first received in this option during September 2000.
(3)  Funds were first received in this option during August 2000.
(4) Funds were first received in this option during October 2000. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1999:
(1)  Funds were first received in this option during September 1999.
(2)  Funds were first received in this option during May 1999.
(3) Funds were first received in this option during July 1999. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1998:
(1)  Funds were first received in this option during September 1998.
(2)  Funds were first received in this option during October 1998.
(3)  Funds were first received in this option during November 1998.

                        CONDENSED FINANCIAL INFORMATION
------------------------------------------------------------------

                                   TABLE III
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.40%
   (SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR EACH OF THE PERIODS IN THE THREE-YEAR PERIOD ENDED DECEMBER 31, 2000 (AS APPLICABLE), IS DERIVED FROM THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                          2000          1999         1998
                                                          ----          ----         ----
AETNA BALANCED VP, INC.
Value at beginning of period                              $11.555      $10.316       $9.581(1)
Value at end of period                                    $11.330      $11.555      $10.316
Number of accumulation units outstanding at end of
 period                                                   383,215      237,246        9,447
AETNA BOND VP
Value at beginning of period                              $10.078      $10.298      $10.188(1)
Value at end of period                                    $10.896      $10.078      $10.298
Number of accumulation units outstanding at end of
 period                                                   402,297      300,240        3,930
AETNA GROWTH VP
Value at beginning of period                              $13.930      $10.468       $8.899(1)
Value at end of period                                    $12.094      $13.930      $10.468
Number of accumulation units outstanding at end of
 period                                                   205,559      114,036        2,298
AETNA GROWTH AND INCOME VP
Value at beginning of period                              $11.422       $9.866       $8.961(1)
Value at end of period                                    $10.028      $11.422       $9.866
Number of accumulation units outstanding at end of
 period                                                   609,964      407,605       47,020
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period                              $13.107      $10.694       $9.134(2)
Value at end of period                                    $11.709      $13.107      $10.694
Number of accumulation units outstanding at end of
 period                                                 1,645,365      926,393        4,957
AETNA INTERNATIONAL VP
Value at beginning of period                              $13.625       $9.131       $8.663(3)
Value at end of period                                    $10.704      $13.625       $9.131
Number of accumulation units outstanding at end of
 period                                                    82,568       28,091          718
AETNA MONEY MARKET VP
Value at beginning of period                              $10.546      $10.179      $10.120(1)
Value at end of period                                    $11.062      $10.546      $10.179
Number of accumulation units outstanding at end of
 period                                                   818,340      707,569       47,079
AETNA SMALL COMPANY VP
Value at beginning of period                              $12.048       $9.338       $8.739(3)
Value at end of period                                    $12.679      $12.048       $9.338
Number of accumulation units outstanding at end of
 period                                                   119,263       39,754          396
AETNA TECHNOLOGY VP
Value at beginning of period                               $8.693(1)
Value at end of period                                     $5.824
Number of accumulation units outstanding at end of
 period                                                    74,724
AIM V.I. CAPITAL APPRECIATION FUND
Value at beginning of period                              $14.579      $10.224       $9.078(1)
Value at end of period                                    $12.808      $14.579      $10.224
Number of accumulation units outstanding at end of
 period                                                   392,207      156,884          857
AIM V.I. GOVERNMENT SECURITIES FUND
Value at beginning of period                              $10.743(2)
Value at end of period                                    $10.767
Number of accumulation units outstanding at end of
 period                                                    10,553
AIM V.I. GROWTH FUND
Value at beginning of period                              $14.343      $10.757       $9.702(3)
Value at end of period                                    $11.246      $14.343      $10.757
Number of accumulation units outstanding at end of
 period                                                   539,472      228,578        1,498
AIM V.I. GROWTH AND INCOME FUND
Value at beginning of period                              $14.086      $10.641       $8.830(2)
Value at end of period                                    $11.868      $14.086      $10.641
Number of accumulation units outstanding at end of
 period                                                   628,311      259,387        7,172
AIM V.I. VALUE FUND
Value at beginning of period                              $13.569      $10.594       $9.664(3)
Value at end of period                                    $11.420      $13.569      $10.594
Number of accumulation units outstanding at end of
 period                                                 1,085,664      492,467        9,219
ALLIANCE GROWTH AND INCOME PORTFOLIO
Value at beginning of period                               $9.310(3)
Value at end of period                                    $10.098
Number of accumulation units outstanding at end of
 period                                                     4,460
ALLIANCE PREMIER GROWTH PORTFOLIO
Value at beginning of period                               $7.918(3)
Value at end of period                                     $7.597
Number of accumulation units outstanding at end of
 period                                                    23,775

------------------------------------------------------------------

                                                          2000          1999         1998
                                                          ----          ----         ----
ALLIANCE QUASAR PORTFOLIO
Value at beginning of period                               $8.851(4)
Value at end of period                                     $9.482
Number of accumulation units outstanding at end of
 period                                                       296
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                              $10.369       $9.891       $9.412(3)
Value at end of period                                    $11.086      $10.369       $9.891
Number of accumulation units outstanding at end of
 period                                                   597,258      471,012        9,907
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                              $12.618      $10.793(1)
Value at end of period                                    $11.076      $12.618
Number of accumulation units outstanding at end of
 period                                                   444,916       35,352
FIDELITY VIP HIGH INCOME PORTFOLIO
Value at beginning of period                               $9.523       $8.930       $8.987(3)
Value at end of period                                     $7.280       $9.523       $8.930
Number of accumulation units outstanding at end of
 period                                                   460,731      244,927       48,476
FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO
Value at beginning of period                              $12.881      $10.514       $8.946(1)
Value at end of period                                    $11.860      $12.881      $10.514
Number of accumulation units outstanding at end of
 period                                                 1,105,565      604,942        3,861
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                              $24.492      $11.020       $9.497(3)
Value at end of period                                    $16.466      $24.492      $11.020
Number of accumulation units outstanding at end of
 period                                                   933,621      368,330          944
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                              $13.651      $10.923       $9.275(4)
Value at end of period                                    $13.161      $13.651      $10.923
Number of accumulation units outstanding at end of
 period                                                 1,480,174      778,170        9,108
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                              $15.497      $10.915       $9.157(1)
Value at end of period                                    $13.057      $15.497      $10.915
Number of accumulation units outstanding at end of
 period                                                 1,465,080      647,596        6,648
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                              $15.497       $9.557       $8.519(1)
Value at end of period                                    $12.886      $15.497       $9.557
Number of accumulation units outstanding at end of
 period                                                 1,437,826      583,969        7,974
MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
Value at beginning of period                              $10.317      $10.150       $9.737(1)
Value at end of period                                    $11.803      $10.317      $10.150
Number of accumulation units outstanding at end of
 period                                                   359,846      307,463       27,534
MITCHELL HUTCHINS SERIES TRUST GROWTH AND
INCOME PORTFOLIO
Value at beginning of period                              $10.925      $10.056(2)
Value at end of period                                    $10.258      $10.925
Number of accumulation units outstanding at end of
 period                                                     4,587        3,629
MITCHELL HUTCHINS SERIES TRUST SMALL CAP
PORTFOLIO
Value at beginning of period                              $11.816       $9.764(1)
Value at end of period                                    $13.299      $11.816
Number of accumulation units outstanding at end of
 period                                                       393          404
MITCHELL HUTCHINS SERIES TRUST TACTICAL
ALLOCATION PORTFOLIO
Value at beginning of period                              $10.618       $9.567(3)
Value at end of period                                    $10.247      $10.618
Number of accumulation units outstanding at end of
 period                                                    93,298       49,695
OPPENHEIMER AGGRESSIVE GROWTH FUND / VA
Value at beginning of period                              $16.915       $9.343       $8.309(3)
Value at end of period                                    $14.805      $16.915       $9.343
Number of accumulation units outstanding at end of
 period                                                   262,829       58,765          407
OPPENHEIMER MAIN STREET GROWTH & INCOME FUND / VA
Value at beginning of period                              $10.874       $9.061       $8.449(1)
Value at end of period                                     $9.782      $10.874       $9.061
Number of accumulation units outstanding at end of
 period                                                   527,870      255,253        1,468
OPPENHEIMER STRATEGIC BOND FUND / VA
Value at beginning of period                               $9.939       $9.803       $9.768(3)
Value at end of period                                    $10.059       $9.939       $9.803
Number of accumulation units outstanding at end of
 period                                                   151,921      118,824           10
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
Value at beginning of period                              $14.924      $10.173       $9.421(3)
Value at end of period                                    $13.875      $14.924      $10.173
Number of accumulation units outstanding at end of
 period                                                   258,457       99,417          161
PPI MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                              $15.397      $10.350       $8.599(1)
Value at end of period                                    $10.812      $15.397      $10.350
Number of accumulation units outstanding at end of
 period                                                   337,201      173,671       12,479

------------------------------------------------------------------

                                                          2000          1999         1998
                                                          ----          ----         ----
PPI MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                              $12.343      $10.092       $8.886(1)
Value at end of period                                    $11.625      $12.343      $10.092
Number of accumulation units outstanding at end of
 period                                                   281,914      145,910        6,259
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                              $14.416       $9.229       $8.841(1)
Value at end of period                                    $11.430      $14.416       $9.229
Number of accumulation units outstanding at end of
 period                                                   360,841      122,089        2,368

----------------------------------

FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 2000:
(1)  Funds were first received in this option during May 2000.
(2)  Funds were first received in this option during November 2000.
(3)  Funds were first received in this option during September 2000.
(4) Funds were first received in this option during October 2000. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1999:
(1)  Funds were first received in this option during October 1999.
(2)  Funds were first received in this option during May 1999.
(3) Funds were first received in this option during June 1999. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1998:
(1)  Funds were first received in this option during November 1998.
(2)  Funds were first received in this option during October 1998.
(3)  Funds were first received in this option during December 1998.
(4)  Funds were first received in this option during September 1998.

                        CONDENSED FINANCIAL INFORMATION
------------------------------------------------------------------

                                    TABLE IV
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.45%
   (SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR THE PERIOD ENDED DECEMBER 31, 2000 IS DERIVED FROM THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                         2000
                                                         ----
AETNA BALANCED VP, INC.
Value at beginning of period                             $9.867(1)
Value at end of period                                   $9.532
Number of accumulation units outstanding at end of
 period                                                  50,040
AETNA BOND VP
Value at beginning of period                            $10.042(1)
Value at end of period                                  $10.472
Number of accumulation units outstanding at end of
 period                                                  26,415
AETNA GROWTH VP
Value at beginning of period                             $9.187(1)
Value at end of period                                   $8.027
Number of accumulation units outstanding at end of
 period                                                  44,666
AETNA GROWTH AND INCOME VP
Value at beginning of period                             $9.481(1)
Value at end of period                                   $8.973
Number of accumulation units outstanding at end of
 period                                                  37,513
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period                             $9.846(1)
Value at end of period                                   $9.002
Number of accumulation units outstanding at end of
 period                                                  90,026
AETNA INTERNATIONAL VP
Value at beginning of period                             $9.183(1)
Value at end of period                                   $8.741
Number of accumulation units outstanding at end of
 period                                                  27,898
AETNA MONEY MARKET VP
Value at beginning of period                            $10.044(1)
Value at end of period                                  $10.143
Number of accumulation units outstanding at end of
 period                                                 101,038
AETNA SMALL COMPANY VP
Value at beginning of period                             $8.762(1)
Value at end of period                                   $9.234
Number of accumulation units outstanding at end of
 period                                                  19,542
AETNA TECHNOLOGY VP
Value at beginning of period                             $9.288(1)
Value at end of period                                   $6.088
Number of accumulation units outstanding at end of
 period                                                  27,854
AIM V.I. CAPITAL APPRECIATION FUND
Value at beginning of period                             $9.935(2)
Value at end of period                                   $7.678
Number of accumulation units outstanding at end of
 period                                                 100,309
AIM V.I. GOVERNMENT SECURITIES FUND
Value at beginning of period                            $10.090(3)
Value at end of period                                  $10.392
Number of accumulation units outstanding at end of
 period                                                     918
AIM V.I. GROWTH FUND
Value at beginning of period                             $9.945(2)
Value at end of period                                   $7.611
Number of accumulation units outstanding at end of
 period                                                 121,073
AIM V.I. GROWTH AND INCOME FUND
Value at beginning of period                             $9.846(1)
Value at end of period                                   $8.214
Number of accumulation units outstanding at end of
 period                                                  61,552
AIM V.I. VALUE FUND
Value at beginning of period                             $9.590(1)
Value at end of period                                   $8.804
Number of accumulation units outstanding at end of
 period                                                  83,391
ALLIANCE GROWTH AND INCOME PORTFOLIO
Value at beginning of period                             $9.984(1)
Value at end of period                                  $10.387
Number of accumulation units outstanding at end of
 period                                                  20,209
ALLIANCE PREMIER GROWTH PORTFOLIO
Value at beginning of period                             $9.505(1)
Value at end of period                                   $8.198
Number of accumulation units outstanding at end of
 period                                                  38,184
ALLIANCE QUASAR PORTFOLIO
Value at beginning of period                             $9.718(1)
Value at end of period                                   $8.589
Number of accumulation units outstanding at end of
 period                                                     963

------------------------------------------------------------------

                                                         2000
                                                         ----
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                            $10.343(1)
Value at end of period                                  $10.654
Number of accumulation units outstanding at end of
 period                                                  19,341
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                             $9.783(2)
Value at end of period                                   $8.554
Number of accumulation units outstanding at end of
 period                                                 131,209
FIDELITY VIP HIGH INCOME PORTFOLIO
Value at beginning of period                             $9.860(1)
Value at end of period                                   $8.470
Number of accumulation units outstanding at end of
 period                                                  13,910
FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO
Value at beginning of period                            $10.000(2)
Value at end of period                                   $9.440
Number of accumulation units outstanding at end of
 period                                                  56,160
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                            $10.000(2)
Value at end of period                                   $6.975
Number of accumulation units outstanding at end of
 period                                                 131,436
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                             $9.982(2)
Value at end of period                                   $9.746
Number of accumulation units outstanding at end of
 period                                                 175,868
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                            $10.000(2)
Value at end of period                                   $8.308
Number of accumulation units outstanding at end of
 period                                                 139,032
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                            $10.000(2)
Value at end of period                                   $8.570
Number of accumulation units outstanding at end of
 period                                                 255,501
MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
Value at beginning of period                            $10.244(1)
Value at end of period                                  $10.763
Number of accumulation units outstanding at end of
 period                                                  23,734
MITCHELL HUTCHENS SERIES TRUST
TACTICAL ALLOCATION PROTFOLIO
Value at beginning of period                             $9.565(3)
Value at end of period                                   $9.567
Number of accumulation units outstanding at end of
 period                                                     200
OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
Value at beginning of period                            $10.000(2)
Value at end of period                                   $6.828
Number of accumulation units outstanding at end of
 period                                                 159,723
OPPENHEIMER MAIN STREET GROWTH &
INCOME FUND/VA
Value at beginning of period                            $10.000(2)
Value at end of period                                   $8.838
Number of accumulation units outstanding at end of
 period                                                  86,667
OPPENHEIMER STRATEGIC BOND FUND/VA
Value at beginning of period                             $9.995(1)
Value at end of period                                   $9.939
Number of accumulation units outstanding at end of
 period                                                  17,052
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
Value at beginning of period                             $9.991(1)
Value at end of period                                   $8.801
Number of accumulation units outstanding at end of
 period                                                  54,610
PPI MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                             $8.529(1)
Value at end of period                                   $7.614
Number of accumulation units outstanding at end of
 period                                                  24,330
PPI MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                             $9.951(2)
Value at end of period                                   $8.726
Number of accumulation units outstanding at end of
 period                                                  31,491
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                             $9.570(1)
Value at end of period                                   $9.775
Number of accumulation units outstanding at end of
 period                                                  29,924

----------------------------------

FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 2000:
(1)  Funds were first received in this option during September 2000.
(2)  Funds were first received in this option during August 2000.
(3)  Funds were first received in this option during October 2000.

                        CONDENSED FINANCIAL INFORMATION
------------------------------------------------------------------

                                    TABLE V
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.75%
   (SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR THE PERIOD ENDED DECEMBER 31, 2000 IS DERIVED FROM THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                         2000
                                                         ----
AETNA BALANCED VP, INC.
Value at beginning of period                            $10.000(1)
Value at end of period                                   $9.524
Number of accumulation units outstanding at end of
 period                                                  56,480
AETNA BOND VP
Value at beginning of period                            $10.131(2)
Value at end of period                                  $10.463
Number of accumulation units outstanding at end of
 period                                                  24,878
AETNA GROWTH VP
Value at beginning of period                             $9.727(1)
Value at end of period                                   $8.021
Number of accumulation units outstanding at end of
 period                                                  46,376
AETNA GROWTH AND INCOME VP
Value at beginning of period                            $10.000(1)
Value at end of period                                   $8.965
Number of accumulation units outstanding at end of
 period                                                  49,524
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period                            $10.000(3)
Value at end of period                                   $8.995
Number of accumulation units outstanding at end of
 period                                                 214,203
AETNA INTERNATIONAL VP
Value at beginning of period                            $10.038(4)
Value at end of period                                   $8.734
Number of accumulation units outstanding at end of
 period                                                  20,253
AETNA MONEY MARKET VP
Value at beginning of period                            $10.015(4)
Value at end of period                                  $10.135
Number of accumulation units outstanding at end of
 period                                                  68,061
AETNA SMALL COMPANY VP
Value at beginning of period                            $10.169(1)
Value at end of period                                   $9.226
Number of accumulation units outstanding at end of
 period                                                  22,000
AETNA TECHNOLOGY VP
Value at beginning of period                             $9.300(1)
Value at end of period                                   $6.083
Number of accumulation units outstanding at end of
 period                                                  72,410
AIM V.I. CAPITAL APPRECIATION FUND
Value at beginning of period                            $10.077(1)
Value at end of period                                   $7.672
Number of accumulation units outstanding at end of
 period                                                  88,286
AIM V.I. GOVERNMENT SECURITIES FUND
Value at beginning of period                            $10.222(5)
Value at end of period                                  $10.384
Number of accumulation units outstanding at end of
 period                                                   5,029
AIM V.I. GROWTH FUND
Value at beginning of period                            $10.000(1)
Value at end of period                                   $7.604
Number of accumulation units outstanding at end of
 period                                                  98,934
AIM V.I. GROWTH AND INCOME FUND
Value at beginning of period                            $10.000(1)
Value at end of period                                   $8.207
Number of accumulation units outstanding at end of
 period                                                 162,481
AIM V.I. VALUE FUND
Value at beginning of period                             $9.667(4)
Value at end of period                                   $8.796
Number of accumulation units outstanding at end of
 period                                                 156,962
ALLIANCE GROWTH AND INCOME PORTFOLIO
Value at beginning of period                            $10.240(1)
Value at end of period                                  $10.378
Number of accumulation units outstanding at end of
 period                                                  15,500
ALLIANCE PREMIER GROWTH PORTFOLIO
Value at beginning of period                             $9.170(4)
Value at end of period                                   $8.191
Number of accumulation units outstanding at end of
 period                                                 113,044
ALLIANCE QUASAR PORTFOLIO
Value at beginning of period                             $9.065(4)
Value at end of period                                   $8.582
Number of accumulation units outstanding at end of
 period                                                   5,820

------------------------------------------------------------------

                                                         2000
                                                         ----
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                            $10.000(1)
Value at end of period                                  $10.645
Number of accumulation units outstanding at end of
 period                                                  17,998
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                             $9.790(1)
Value at end of period                                   $8.546
Number of accumulation units outstanding at end of
 period                                                 121,084
FIDELITY VIP HIGH INCOME PORTFOLIO
Value at beginning of period                             $9.903(1)
Value at end of period                                   $8.463
Number of accumulation units outstanding at end of
 period                                                  13,207
FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO
Value at beginning of period                            $10.000(1)
Value at end of period                                   $9.432
Number of accumulation units outstanding at end of
 period                                                  58,407
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                            $10.000(1)
Value at end of period                                   $6.969
Number of accumulation units outstanding at end of
 period                                                 127,628
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                            $10.000(1)
Value at end of period                                   $9.738
Number of accumulation units outstanding at end of
 period                                                 180,750
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                            $10.000(1)
Value at end of period                                   $8.301
Number of accumulation units outstanding at end of
 period                                                 198,258
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                            $10.000(1)
Value at end of period                                   $8.563
Number of accumulation units outstanding at end of
 period                                                 276,998
MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
Value at beginning of period                            $10.243(4)
Value at end of period                                  $10.754
Number of accumulation units outstanding at end of
 period                                                  17,925
MITCHELL HUTCHENS SERIES TRUST
TACTICAL ALLOCATION PROTFOLIO
Value at beginning of period                             $9.954(2)
Value at end of period                                   $9.559
Number of accumulation units outstanding at end of
 period                                                   8,215
OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
Value at beginning of period                            $10.000(1)
Value at end of period                                   $6.823
Number of accumulation units outstanding at end of
 period                                                 108,107
OPPENHEIMER MAIN STREET GROWTH &
INCOME FUND/VA
Value at beginning of period                             $9.736(4)
Value at end of period                                   $8.831
Number of accumulation units outstanding at end of
 period                                                  72,969
OPPENHEIMER STRATEGIC BOND FUND/VA
Value at beginning of period                             $9.991(4)
Value at end of period                                   $9.931
Number of accumulation units outstanding at end of
 period                                                  16,124
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
Value at beginning of period                             $9.984(4)
Value at end of period                                   $8.794
Number of accumulation units outstanding at end of
 period                                                  59,096
PPI MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                             $9.683(4)
Value at end of period                                   $7.608
Number of accumulation units outstanding at end of
 period                                                  23,377
PPI MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                             $9.996(1)
Value at end of period                                   $8.719
Number of accumulation units outstanding at end of
 period                                                  26,544
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                            $10.111(4)
Value at end of period                                   $9.767
Number of accumulation units outstanding at end of
 period                                                  19,915

----------------------------------

FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 2000:
(1)  Funds were first received in this option during August 2000.
(2)  Funds were first received in this option during October 2000.
(3)  Funds were first received in this option during December 2000.
(4)  Funds were first received in this option during September 2000.
(5)  Funds were first received in this option during November 2000.

                        CONDENSED FINANCIAL INFORMATION
------------------------------------------------------------------

                                    TABLE VI
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.90%
   (SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR THE PERIOD ENDED DECEMBER 31, 2000 IS DERIVED FROM THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                         2000
                                                         ----
AETNA BALANCED VP, INC.
Value at beginning of period                             $9.924(1)
Value at end of period                                   $9.520
Number of accumulation units outstanding at end of
 period                                                  29,543
AETNA BOND VP
Value at beginning of period                            $10.323(2)
Value at end of period                                  $10.459
Number of accumulation units outstanding at end of
 period                                                   2,717
AETNA GROWTH VP
Value at beginning of period                             $9.280(1)
Value at end of period                                   $8.017
Number of accumulation units outstanding at end of
 period                                                   5,769
AETNA GROWTH AND INCOME VP
Value at beginning of period                             $9.312(1)
Value at end of period                                   $8.962
Number of accumulation units outstanding at end of
 period                                                   6,539
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period                            $10.031(3)
Value at end of period                                   $8.991
Number of accumulation units outstanding at end of
 period                                                  12,685
AETNA INTERNATIONAL VP
Value at beginning of period                             $9.317(1)
Value at end of period                                   $8.730
Number of accumulation units outstanding at end of
 period                                                     899
AETNA MONEY MARKET VP
Value at beginning of period                            $10.014(1)
Value at end of period                                  $10.130
Number of accumulation units outstanding at end of
 period                                                  92,189
AETNA SMALL COMPANY VP
Value at beginning of period                             $9.222(4)
Value at end of period                                   $9.223
Number of accumulation units outstanding at end of
 period                                                   3,438
AETNA TECHNOLOGY VP
Value at beginning of period                             $8.131(1)
Value at end of period                                   $6.080
Number of accumulation units outstanding at end of
 period                                                  27,016
AIM V.I. CAPITAL APPRECIATION FUND
Value at beginning of period                            $10.097(5)
Value at end of period                                   $7.669
Number of accumulation units outstanding at end of
 period                                                  98,266
AIM V.I. GOVERNMENT SECURITIES FUND
Value at beginning of period                            $10.350(2)
Value at end of period                                  $10.379
Number of accumulation units outstanding at end of
 period                                                   2,947
AIM V.I. GROWTH FUND
Value at beginning of period                            $10.032(5)
Value at end of period                                   $7.601
Number of accumulation units outstanding at end of
 period                                                  52,042
AIM V.I. GROWTH AND INCOME FUND
Value at beginning of period                             $9.845(1)
Value at end of period                                   $8.204
Number of accumulation units outstanding at end of
 period                                                  69,883
AIM V.I. VALUE FUND
Value at beginning of period                            $10.009(5)
Value at end of period                                   $8.793
Number of accumulation units outstanding at end of
 period                                                  28,615
ALLIANCE GROWTH AND INCOME PORTFOLIO
Value at beginning of period                            $10.145(2)
Value at end of period                                  $10.374
Number of accumulation units outstanding at end of
 period                                                   1,545
ALLIANCE PREMIER GROWTH PORTFOLIO
Value at beginning of period                             $9.504(1)
Value at end of period                                   $8.188
Number of accumulation units outstanding at end of
 period                                                   6,109
ALLIANCE QUASAR PORTFOLIO
Value at beginning of period                             $9.714(1)
Value at end of period                                   $8.579
Number of accumulation units outstanding at end of
 period                                                     835

------------------------------------------------------------------

                                                         2000
                                                         ----
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                            $10.074(1)
Value at end of period                                  $10.640
Number of accumulation units outstanding at end of
 period                                                   7,261
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                             $9.018(1)
Value at end of period                                   $8.543
Number of accumulation units outstanding at end of
 period                                                  37,652
FIDELITY VIP HIGH INCOME PORTFOLIO
Value at beginning of period                             $9.371(1)
Value at end of period                                   $8.459
Number of accumulation units outstanding at end of
 period                                                  12,250
FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO
Value at beginning of period                             $9.607(1)
Value at end of period                                   $9.428
Number of accumulation units outstanding at end of
 period                                                  10,423
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                             $9.755(1)
Value at end of period                                   $6.966
Number of accumulation units outstanding at end of
 period                                                 131,360
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                            $10.056(5)
Value at end of period                                   $9.734
Number of accumulation units outstanding at end of
 period                                                  49,506
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                             $9.982(1)
Value at end of period                                   $8.298
Number of accumulation units outstanding at end of
 period                                                  83,221
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                             $9.853(1)
Value at end of period                                   $8.559
Number of accumulation units outstanding at end of
 period                                                 113,875
MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
Value at beginning of period                            $10.077(5)
Value at end of period                                  $10.749
Number of accumulation units outstanding at end of
 period                                                  15,277
MITCHELL HUTCHENS SERIES TRUST
TACTICAL ALLOCATION PROTFOLIO
Value at beginning of period                             $9.803(1)
Value at end of period                                   $9.555
Number of accumulation units outstanding at end of
 period                                                  11,556
OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
Value at beginning of period                            $10.260(5)
Value at end of period                                   $6.820
Number of accumulation units outstanding at end of
 period                                                 318,940
OPPENHEIMER MAIN STREET GROWTH &
INCOME FUND/VA
Value at beginning of period                             $9.168(1)
Value at end of period                                   $8.827
Number of accumulation units outstanding at end of
 period                                                  13,806
OPPENHEIMER STRATEGIC BOND FUND/VA
Value at beginning of period                             $9.822(4)
Value at end of period                                   $9.927
Number of accumulation units outstanding at end of
 period                                                   2,305
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
Value at beginning of period                             $9.186(1)
Value at end of period                                   $8.790
Number of accumulation units outstanding at end of
 period                                                  94,883
PPI MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                             $8.273(1)
Value at end of period                                   $7.605
Number of accumulation units outstanding at end of
 period                                                  22,160
PPI MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                             $9.414(1)
Value at end of period                                   $8.715
Number of accumulation units outstanding at end of
 period                                                   2,326
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                             $9.724(1)
Value at end of period                                   $9.763
Number of accumulation units outstanding at end of
 period                                                   7,075

----------------------------------

FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 2000:
(1)  Funds were first received in this option during September 2000.
(2)  Funds were first received in this option during November 2000.
(3)  Funds were first received in this option during December 2000.
(4)  Funds were first received in this option during October 2000.
(5)  Funds were first received in this option during August 2000.

                       CONTRACT PROSPECTUS - MAY 1, 2001

--------------------------------------------------------------------------------
[SIDE NOTE]
THE FUNDS
- Aetna Balanced VP, Inc.
- Aetna Income Shares d/b/a Aetna Bond VP
- Aetna Growth VP
- Aetna Variable Fund d/b/a Aetna Growth and Income VP
- Aetna Index Plus Large Cap VP
- Aetna International VP
- Aetna Variable Encore Fund d/b/a Aetna Money Market
VP
- Aetna Small Company VP
- Aetna Technology VP
- AIM V.I. Capital Appreciation Fund
- AIM V.I. Government Securities Fund
- AIM V.I. Growth Fund
- AIM V.I. Growth and Income Fund
- AIM V.I. Value Fund
- Alliance Variable Products Growth and Income
Portfolio
- Alliance Variable Products Premier Growth Portfolio
- Alliance Variable Products-Quasar Portfolio
- Fidelity Variable Insurance Products Fund (VIP)
Equity-Income Portfolio
- Fidelity Variable Insurance Products Fund (VIP)
Growth Portfolio
- Fidelity Variable Insurance Products Fund (VIP) High
Income Portfolio
- Fidelity Variable Insurance Products Fund II (VIP II)
Contrafund-Registered Trademark- Portfolio
- Janus Aspen Aggressive Growth Portfolio
- Janus Aspen Balanced Portfolio
- Janus Aspen Growth Portfolio
- Janus Aspen Worldwide Growth Portfolio
- MFS-Registered Trademark- Total Return Series
- Oppenheimer Aggressive Growth Fund/VA
- Oppenheimer Main Street Growth & Income Fund/VA
- Oppenheimer Strategic Bond
   Fund/VA
- Pilgrim VP Growth Opportunities Portfolio
- Pilgrim VP MagnaCap Portfolio
- Pilgrim VP MidCap Opportunities Portfolio
- Pilgrim VP SmallCap Opportunities Portfolio
- Portfolio Partners, Inc. (PPI) MFS Capital
Opportunities Portfolio
- Portfolio Partners, Inc. (PPI) MFS Emerging Equities
Portfolio
- Portfolio Partners, Inc. (PPI) MFS Research Growth
Portfolio
- Portfolio Partners, Inc. (PPI) Scudder International
Growth Portfolio
- Prudential Jennison Portfolio
   (Class II Shares)
- SP Jennison International Growth Portfolio (Class II
Shares)

[END SIDE NOTE]

THE CONTRACT. The contract described in this prospectus is a group or individual Aetna Variable Annuity deferred variable annuity contract issued by Aetna Life
Insurance and Annuity Company (the Company, we, us, our). It is issued to you, the contract holder, as either a nonqualified deferred annuity, including contracts offered to a custodian for an Individual
Retirement Account as described in Section 408(a) of the Internal Revenue Code of 1986, as amended (Tax
Code); a qualified individual retirement annuity (IRA);
a qualified Roth IRA; or as a qualified contract for use with certain employer sponsored retirement plans.

The contract is not available as a SIMPLE IRA under Tax
Code Section 408(p).
WHY READING THIS PROSPECTUS IS IMPORTANT. This prospectus contains facts about the contract and its investment options that you should know before purchasing. This information will help you decide if the contract is right for you. Please read this prospectus carefully.
 TABLE OF CONTENTS . . . PAGE 3
PREMIUM BONUS OPTION. We will credit a premium bonus to your account for each purchase payment you make during the first account year if you elect the premium bonus option. There is an additional charge for this option during the first seven account years. Therefore, the fees you will pay if you elect the premium bonus option will be greater than the fees you will pay if you do not elect the premium bonus option. The premium bonus option may not be right for you if you expect to make additional purchase payments after the first account year or if you anticipate that you will need to make withdrawals during the first seven account years. In these circumstances the amount of the premium bonus option charge may be more than the amount of the premium bonus we credit to your account. See "Premium
Bonus Option--Suitability."
INVESTMENT OPTIONS. The contract offers variable investment options and fixed interest options. When we establish your account you instruct us to direct account dollars to any of the available options.
VARIABLE INVESTMENT OPTIONS. These options are called subaccounts. The subaccounts are within Variable
Annuity Account B (the separate account), a separate account of the Company. Each subaccount invests in one of the mutual funds listed on this page. Earnings on amounts invested in a subaccount will vary depending upon the performance of its underlying fund. You do not invest directly in or hold shares of the funds.
RISKS ASSOCIATED WITH INVESTING IN THE FUNDS. The funds in which the subaccounts invest have various risks.
Information about the risks of investing in the funds is located in the "Investment Options" section on page
20, in Appendix III--Description of Underlying Funds and in each fund prospectus. Read this prospectus in conjunction with the fund prospectuses, and retain the prospectuses for future reference.

GETTING ADDITIONAL INFORMATION. You may obtain the May
1, 2001, Statement of Additional Information (SAI) about the separate account by indicating your request on your application or calling us at 1-800-238-6219.
You may also obtain an SAI for any of the funds by calling that number. The Securities and Exchange
Commission (SEC) also makes available to the public reports and information about the separate account and the funds. Certain reports and information, including this prospectus and SAI, are available on the EDGAR
Database on the SEC web site, www.sec.gov, or at the SEC Public Reference Room in Washington, D.C. You may call 1-202-942-8090 or 1-800-SEC-0330 to get information about the operations of the Public
Reference Room. You may obtain copies of reports and other information about the separate account and the funds, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC Public Reference Room, Washington, D.C.
20549-0102. The SAI table

--------------------------------------------------------------------------------


                                    of contents is listed on page 61 of this prospectus. The SAI is incorporated into this prospectus by reference.


                                    ADDITIONAL DISCLOSURE INFORMATION. Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different than that contained in this prospectus.

                                    FIXED INTEREST OPTIONS.

                                    -- ALIAC Guaranteed Account (the Guaranteed
                                    Account)

                                    -- Fixed Account

                                    Except as specifically mentioned, this
                                    prospectus describes only the investment options offered through the separate account. However, we describe the fixed interest options in appendices to this prospectus. There is also a separate Guaranteed Account prospectus.

                                    AVAILABILITY OF OPTIONS. Some funds or fixed interest options may be unavailable through your contract or in your state.

                                    THE CONTRACT IS NOT A DEPOSIT WITH,
                                    OBLIGATION OF OR GUARANTEED OR ENDORSED BY
                                    ANY BANK, NOR IS IT INSURED BY THE FDIC. THE
                                    CONTRACT IS SUBJECT TO INVESTMENT RISK,
                                    INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL
                                    AMOUNT OF YOUR INVESTMENT.

                               TABLE OF CONTENTS

   CONTRACT OVERVIEW..............................   4
   Contract Design
   New York Contracts
   Contract Facts
   Questions: Contacting the Company (sidebar)
   Sending Forms and Written Requests in Good
   Order (sidebar)
   Sending Additional Purchase Payments (sidebar)
   Contract Phases: The Accumulation Phase, The
   Income Phase

 FEE TABLE........................................   8

 CONDENSED FINANCIAL INFORMATION..................  16

 PURCHASE AND RIGHTS..............................  16

 RIGHT TO CANCEL..................................  18

 PREMIUM BONUS OPTION.............................  18

 INVESTMENT OPTIONS...............................  20

 TRANSFERS AMONG INVESTMENT OPTIONS...............  22

 TRANSFERS BETWEEN OPTION PACKAGES................  24

 FEES.............................................  25

 YOUR ACCOUNT VALUE...............................  29

 WITHDRAWALS......................................  32

 SYSTEMATIC DISTRIBUTION OPTIONS..................  34

 DEATH BENEFIT....................................  35

 THE INCOME PHASE.................................  40

 NEW YORK CONTRACTS...............................  44

 TAXATION.........................................  48

 OTHER TOPICS.....................................  56

 The Company -- Variable Annuity Account B -- Contract
 Distribution -- Payment of Commissions -- Payment
 Delay or Suspension -- Performance Reporting --
 Voting Rights -- Contract Modifications -- Transfer of Ownership: Assignment -- Involuntary Terminations
 -- Legal Matters andProceedings

 CONTENTS OF THE STATEMENT OF ADDITIONAL
 INFORMATION......................................  61

 APPENDIX I -- ALIAC GUARANTEED ACCOUNT...........  62

 APPENDIX II -- FIXED ACCOUNT.....................  65

 APPENDIX III -- DESCRIPTION OF UNDERLYING
 FUNDS............................................  66

 APPENDIX IV -- CONDENSED FINANCIAL INFORMATION...  89

[SIDE NOTE]
QUESTIONS: CONTACTING THE
COMPANY. To answer your questions, contact your sales representative or write or call our Home Office at:

ING Aetna Financial Services
Annuity Services
151 Farmington Avenue
Hartford, CT 06156-1277
1-800-238-6219

SENDING FORMS AND WRITTEN REQUESTS IN GOOD ORDER.
If you are writing to change your beneficiary, request a withdrawal or for any other purpose, contact us or your sales representative to learn what information is required for the request to be in "good order." We can only act upon requests that are received in good order.
SENDING ADDITIONAL PURCHASE PAYMENTS.
Use one of the following addresses when sending additional purchase payments.
If using the U.S. Postal Service:
 ALIAC
 Attn: New Business Unit
 P.O. Box 30670
 Hartford, CT 06150-0670
If using express mail:
 Fleet Bank/ALIAC #30670
 Lockbox-CT/EH F03E
 99 Founders Plaza, 3rd Floor
 East Hartford, CT 06108
Express mail packages should not be sent to the P.O. Box address.
[END SIDE NOTE]

CONTRACT OVERVIEW
----------------------------------------------

The following is intended as a summary. Please read each section of this prospectus for additional detail.

                                CONTRACT DESIGN
-------------------------------------------------------------------

The contract described in this prospectus is a group or individual deferred variable annuity contract. It is intended to be a retirement savings vehicle that offers a variety of investment options to help meet long-term financial goals. The term "contract" in this prospectus refers to individual contracts and to certificates issued under group contracts.

                               NEW YORK CONTRACTS
-------------------------------------------------------------------
Some of the fees, features and benefits of the contract are different if it is issued in the State of New York. For details regarding the New York contracts, see the "Fee Table" and the "New York Contracts" sections of this prospectus.

                                 CONTRACT FACTS
-------------------------------------------------------------------

OPTION PACKAGES: There are three option packages available under the contract. You select an option package at the time of application. Each option package is distinct. See "Purchase and Rights" for age maximums on the calculation of death benefits. The differences are summarized as follows:


                     OPTION PACKAGE I          OPTION PACKAGE II        OPTION PACKAGE III
 Mortality and
 Expense Risk
 Charge(1):                0.80%                     1.10%                     1.25%
 Death            The greater of:           The greatest of:          The greatest of:
 Benefit(2) on    (1) The sum of all        (1) The sum of all        (1) The sum of all
 Death of the         purchase payments,        purchase payments,        purchase payments,
 Annuitant(3):        adjusted for              adjusted for              adjusted for
                      amounts withdrawn         amounts withdrawn         amounts withdrawn
                      or applied to an          or applied to an          or applied to an
                      income phase              income phase              income phase
                      payment option as         payment option as         payment option as
                      of the claim date;        of the claim date;        of the claim date;
                      or                        or                        or
                  (2) The account value     (2) The account value     (2) The account value
                      on the claim date.        on the claim date;        on the claim date;
                                                or                        or
                                            (3) The "step-up value"   (3) The "step-up value"
                                                on the claim date.        on the claim date;
                                                                          or
                                                                      (4) The "roll-up value"
                                                                          on the claim
                                                                          date.(4)
 Minimum             NON-                      NON-                      NON-
 Initial          QUALIFIED:   QUALIFIED:   QUALIFIED:   QUALIFIED:   QUALIFIED:   QUALIFIED:
 Purchase          $15,000       $1,500       $5,000       $1,500       $5,000       $1,500
 Payment(5):
 Free               10% of your account       10% of your account       10% of your account
Withdrawals(6):     value each account        value each account        value each account
                   year, non-cumulative.     year, non-cumulative.     year, cumulative to a
                                                                           maximum 30%.
 Nursing Home          Not Available               Available                 Available
 Waiver --
 Waiver of
 Early With-
 drawal
 Charge(7):

(1)  See "Fee Table" and "Fees."
(2) See "Death Benefit." If a death benefit is payable based on account value, step-up value or roll-up value, the death benefit will not include any premium bonus credited to the account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."
(3) When a contract holder who is not the annuitant dies, the amount of the death benefit is not the same as shown above under each option package. See "Death Benefit." Therefore, contract holders who are not also the annuitant should seriously consider whether Option Packages II and III are suitable for their circumstances.
(4) See the "New York Contracts" section of this prospectus for details regarding the death benefit under Option Package III for contracts issued in New York.
(5)  See "Purchase and Rights."
(6)  See "Fees."
(7) See "Fees" and the "New York Contracts" sections of this prospectus for details regarding contracts issued in New York.

PREMIUM BONUS OPTION. At the time of application you may elect the premium bonus option. Once elected it may not be revoked. If you elect this option we will credit your account with a 4% premium bonus for each purchase payment you make during the first account year. The premium bonus will be included in your account value and allocated among the investment options you have selected in the same proportion as the purchase payment. See "Premium Bonus Option."


In exchange for the premium bonus, during the first seven account years you will pay an annual premium bonus option charge equal to 0.50% of your account value allocated to the subaccounts. This charge may also be deducted from amounts allocated to the fixed interest options, resulting in a 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option. See "Fee Table" and "Fees."


In each of the following circumstances all or part of a premium bonus credited to your account will be forfeited:

-- If you exercise your free look privilege and cancel your contract. See
   "Premium Bonus Option--Forfeiture" and "Right to Cancel."

-- If a death benefit is payable based on account value, step-up value or roll-up value, but only the amount of any premium bonus credited to the account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture" and "Death Benefit--Premium Bonus."


-- If all or part of a purchase payment for which a premium bonus was credited is withdrawn during the first seven account years. See "Premium Bonus Option--Forfeiture" and "Withdrawals."


If you expect to make purchase payments to your contract after the first account year, the premium bonus option may not be right for you. Also, if you anticipate that you will need to make withdrawals from your account during the first seven account years, you may not want to elect the premium bonus option. See "Premium Bonus Option--Suitability." Your sales representative can help you decide if the premium bonus option is right for you.

TRANSFERABILITY.  You may transfer from one option package to another.

-- Transfers must occur on an account anniversary.

-- A written request for the transfer must be received by us within 60 days of an account anniversary.

-- Certain minimum account values must be met.

See "Transfers Between Option Packages."

FREE LOOK/RIGHT TO CANCEL. You may cancel your contract within ten days (some states require more than ten days) of receipt. See "Right to Cancel."

DEATH BENEFIT. Your beneficiary may receive a financial benefit in the event of your death prior to the income phase. The amount of the death benefit will depend upon the option package selected. See "Death Benefit." Any death benefit during the income phase will depend upon the income phase payment option selected. See "The Income Phase."

WITHDRAWALS. During the accumulation phase you may withdraw all or part of your account value. Certain fees, taxes and early withdrawal penalties may apply. In addition, the Tax Code restricts full and partial withdrawals in some circumstances. See "Withdrawals." Amounts withdrawn from the Guaranteed Account may be subject to a market value adjustment. See Appendix I.

SYSTEMATIC DISTRIBUTION OPTIONS. These are made available for you to receive periodic withdrawals from your account, while retaining the account in the accumulation phase. See "Systematic Distribution Options."

FEES AND EXPENSES. Certain fees and expenses are deducted from the value of your contract. The fees and expenses deducted may vary depending upon the option package you select. See "Fee Table" and "Fees."

TAXATION. You will generally not pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements (e.g., IRAs or 403(b) plans) also defer payment of taxes on earnings until they are withdrawn. If you are considering funding a tax-qualified retirement arrangement with an annuity contract, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your decision with your financial representative.

Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See "Taxation."

                                CONTRACT PHASES
-------------------------------------------------------------------
I. THE ACCUMULATION PHASE
   (accumulating dollars under your
   contract)

STEP 1: You provide us with your
completed application and initial
purchase payment. We establish an
account for you and credit that
account with your initial purchase
payment. If you elected the premium
bonus option we will also credit
your account with a premium bonus.

STEP 2: You direct us to invest
your purchase payment and the
premium bonus, if applicable, in
one or more of the following
investment options:
(a)  Fixed Interest Options; or
(b)  Variable Investment Options.
     (The variable investment
     options are the subaccounts of
     Variable Annuity Account B.
     Each one invests in a specific
     mutual fund.)

STEP 3: Each subaccount you select purchases shares of its assigned fund.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Payments to your Account
Step 1
Aetna Life Insurance and Annuity Company

(A)  STEP 2  (B)

Fixed Interest Options
VARIABLE ANNUITY SEPARATE ACCOUNT B Variable Investment Options

THE SUBACCOUNTS
A                  B  ETC.

Step 3

MUTUAL  MUTUAL
Fund A  Fund B

II. THE INCOME PHASE (receiving income phase payments from your contract)

When you want to begin receiving payments from your contract, you may select from the options available. The contract offers several income phase payment options (see "The Income Phase"). In general, you may:
-- Receive income phase payments for a specified period of time or for life;
-- Receive income phase payments monthly, quarterly, semi-annually or annually; -- Select an income phase payment option that provides for payments to your beneficiary; or
-- Select income phase payments that are fixed or vary depending upon the performance of the variable investment options you select.

[SIDE NOTE]
IN THIS SECTION:
-- Maximum Transaction Fees
-- Maximum Fees Deducted from Investments in the Separate Account
-- Fees Deducted by the Funds
-- Hypothetical Examples
ALSO SEE THE "FEES" SECTION FOR:
-- How, When and Why Fees are Deducted
-- Reduction, Waiver and/or Elimination of Certain Fees
-- Premium and Other Taxes

-- Charges for the Aetna GET Fund

[END SIDE NOTE]

FEE TABLE
----------------------------------------------

The tables and examples in this section show the fees that may affect your account value during the accumulation phase. See "The Income Phase" for the different fees that may apply after you begin receiving payments under the contract. The fees shown do not reflect any premium tax that may apply.

MAXIMUM TRANSACTION FEES

EARLY WITHDRAWAL CHARGE. (As a percentage of payments withdrawn.)

             FOR CONTRACTS ISSUED OUTSIDE OF THE STATE OF NEW YORK:
  ALL CONTRACTS (EXCEPT ROTH IRA CONTRACTS ISSUED BEFORE SEPTEMBER 20, 2000):

                                                                        EARLY
                     YEARS FROM RECEIPT                                 WITHDRAWAL
                    OF PURCHASE PAYMENT                                 CHARGE
                    Less than 2                                         7%
                    2 or more but less than 4                           6%
                    4 or more but less than 5                           5%
                    5 or more but less than 6                           4%
                    6 or more but less than 7                           3%
                    7 or more                                           0%

              ROTH IRA CONTRACTS ISSUED BEFORE SEPTEMBER 20, 2000:

                                                                        EARLY
                                                                        WITHDRAWAL
                    COMPLETED ACCOUNT YEARS                             CHARGE
                    Less than 1                                         5%
                    1 or more but less than 2                           4%
                    2 or more but less than 3                           3%
                    3 or more but less than 4                           2%
                    4 or more but less than 5                           1%
                    5 or more                                           0%

                 FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK:
                                 ALL CONTRACTS

                                                                        EARLY
                     YEARS FROM RECEIPT                                 WITHDRAWAL
                    OF PURCHASE PAYMENT                                 CHARGE
                    Less than 1                                         7%
                    1 or more but less than 2                           6%
                    2 or more but less than 3                           5%
                    3 or more but less than 4                           4%
                    4 or more but less than 5                           3%
                    5 or more but less than 6                           2%
                    6 or more but less than 7                           1%
                    7 or more                                           0%

ANNUAL MAINTENANCE FEE ............................................... $30.00(1)

TRANSFER CHARGE ...................................................... $10.00(2)

(1)The annual maintenance fee will be waived if your account value is $50,000 or greater on the date this fee is due. See "Fees--Annual Maintenance Fee."

(2)We currently do not impose this charge. We reserve the right, however, during the accumulation phase to charge $10 for each transfer after the first 12 transfers in each account year. See "Transfers" for additional information.

MAXIMUM FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

AMOUNT DURING THE ACCUMULATION PHASE

(Daily deductions, equal to the following percentages on an annual basis, from amounts invested in the subaccounts.)

                                                      ALL
                                                    ACCOUNT
- IF YOU DO NOT ELECT THE PREMIUM BONUS OPTION       YEARS
  --  OPTION PACKAGE I--
      Mortality and Expense Risk Charge              0.80%
      Administrative Expense Charge                  0.15%
                                                     -----
      Total Separate Account Expenses                0.95%
                                                     =====
  --  OPTION PACKAGE II--
      Mortality and Expense Risk Charge              1.10%
      Administrative Expense Charge                  0.15%
                                                     -----
      Total Separate Account Expenses                1.25%
                                                     =====
  --  OPTION PACKAGE III--
      Mortality and Expense Risk Charge              1.25%
      Administrative Expense Charge                  0.15%
                                                     -----
      Total Separate Account Expenses                1.40%
                                                     =====

                                                     AFTER
                                          ACCOUNT  THE 7(TH)
                                           YEARS    ACCOUNT
- IF YOU ELECT THE PREMIUM BONUS OPTION     1-7      YEAR
  --  OPTION PACKAGE I--
      Mortality and Expense Risk Charge    0.80%     0.80%
      Administrative Expense Charge        0.15%     0.15%
      Premium Bonus Option Charge          0.50%     0.00%
                                           -----     -----
      Total Separate Account Expenses      1.45%     0.95%
                                           =====     =====
  --  OPTION PACKAGE II--
      Mortality and Expense Risk Charge    1.10%     1.10%
      Administrative Expense Charge        0.15%     0.15%
      Premium Bonus Option Charge          0.50%     0.00%
                                           -----     -----
      Total Separate Account Expenses      1.75%     1.25%
                                           =====     =====
  --  OPTION PACKAGE III--
      Mortality and Expense Risk Charge    1.25%     1.25%
      Administrative Expense Charge        0.15%     0.15%
      Premium Bonus Option Charge          0.50%     0.00%
                                           -----     -----
      Total Separate Account Expenses      1.90%     1.40%
                                           =====     =====

FEES DEDUCTED BY THE FUNDS

USING THIS INFORMATION. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors impacting the share value, refer to the fund prospectus.


HOW FEES ARE DEDUCTED. The fund fees are not deducted from account values. Instead, they are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount that purchases fund shares. Except as noted below, the following figures are a percentage of the average net assets of each fund and are based on figures for the year ended December 31, 2000.



                                     FUND EXPENSE TABLE(1)
                                                          Total Fund                 Net Fund
                                                            Annual                    Annual
                                                           Expenses                  Expenses
                           Investment                      Without       Total         After
                            Advisory    12b-1    Other    Waivers or  Waivers and     Waivers
Fund Name                     Fees       Fee    Expenses  Reductions  Reductions   or Reductions
---------                     ----       ---    --------  ----------  ----------   -------------
Aetna Balanced VP, Inc.        0.50%      --      0.09%       0.59%         --           0.59%
Aetna Bond VP                  0.40%      --      0.10%       0.50%         --           0.50%
Aetna Growth VP(2)             0.60%      --      0.10%       0.70%       0.00%          0.70%
Aetna Growth and Income
  VP                           0.50%      --      0.08%       0.58%         --           0.58%
Aetna Index Plus Large
  Cap VP(2)                    0.35%      --      0.09%       0.44%       0.00%          0.44%
Aetna International VP(3)      0.85%      --      0.49%       1.34%       0.19%          1.15%
Aetna Money Market VP          0.25%      --      0.09%       0.34%         --           0.34%
Aetna Small Company VP(2)      0.75%      --      0.12%       0.87%       0.00%          0.87%
Aetna Technology VP(3)         0.95%      --      0.25%       1.20%       0.05%          1.15%
AIM V.I. Capital
  Appreciation Fund            0.61%      --      0.21%       0.82%         --           0.82%
AIM V.I. Government
  Securities Fund              0.50%      --      0.47%       0.97%         --           0.97%
AIM V.I. Growth Fund           0.61%      --      0.22%       0.83%         --           0.83%
AIM V.I. Growth and
  Income Fund                  0.60%      --      0.24%       0.84%         --           0.84%
AIM V.I. Value Fund            0.61%      --      0.23%       0.84%         --           0.84%
Alliance Growth and
  Income Portfolio             0.63%      --      0.06%       0.69%         --           0.69%
Alliance Premier Growth
  Portfolio                    1.00%      --      0.04%       1.04%         --           1.04%
Alliance Quasar
  Portfolio(4)                 1.00%      --      0.14%       1.14%       0.19%          0.95%
Fidelity VIP
  Equity-Income
  Portfolio(5)                 0.48%      --      0.08%       0.56%         --           0.56%
Fidelity VIP Growth
  Portfolio(5)                 0.57%      --      0.08%       0.65%         --           0.65%
Fidelity VIP High Income
  Portfolio                    0.58%      --      0.10%       0.68%         --           0.68%
Fidelity VIP II
  Contrafund-Registered
  Trademark- Portfolio(5)      0.57%      --      0.09%       0.66%         --           0.66%
Janus Aspen Aggressive
  Growth Portfolio(6)          0.65%      --      0.01%       0.66%       0.00%          0.66%
Janus Aspen Balanced
  Portfolio(6)                 0.65%      --      0.01%       0.66%       0.00%          0.66%
Janus Aspen Growth
  Portfolio(6)                 0.65%      --      0.02%       0.67%       0.00%          0.67%
Janus Aspen Worldwide
  Growth Portfolio(6)          0.65%      --      0.04%       0.69%       0.00%          0.69%
MFS-Registered Trademark-
  Total Return Series(7)       0.75%      --      0.15%       0.90%       0.00%          0.90%
Oppenheimer Aggressive
  Growth Fund/VA               0.62%      --      0.02%       0.64%         --           0.64%
Oppenheimer Main Street
  Growth & Income Fund/VA      0.70%      --      0.03%       0.73%         --           0.73%
Oppenheimer Strategic
  Bond Fund/VA                 0.74%      --      0.05%       0.79%         --           0.79%
Pilgrim VP Growth
  Opportunities
  Portfolio(8)                 0.75%      --      1.44%       2.19%       1.29%          0.90%
Pilgrim VP MagnaCap
  Portfolio(8)                 0.75%      --      7.15%       7.90%       7.00%          0.90%
Pilgrim VP MidCap
  Opportunities
  Portfolio(8)                 0.75%      --      5.01%       5.76%       4.86%          0.90%
Pilgrim VP SmallCap
  Opportunities
  Portfolio(8)                 0.75%      --      0.23%       0.98%       0.08%          0.90%
PPI MFS Capital
  Opportunities
  Portfolio(9)                 0.65%      --      0.25%       0.90%       0.00%          0.90%
PPI MFS Emerging Equities
  Portfolio(9)                 0.66%      --      0.13%       0.79%       0.00%          0.79%
PPI MFS Research Growth
  Portfolio(9)                 0.69%      --      0.15%       0.84%       0.00%          0.84%
PPI Scudder International
  Growth Portfolio(10)         0.80%      --      0.20%       1.00%       0.00%          1.00%
Prudential Jennison
  Portfolio                    0.60%    0.25%     0.19%       1.04%         --           1.04%
SP Jennison International
  Growth Portfolio(10)         0.85%    0.25%     0.60%       1.70%       0.06%          1.64%

FOOTNOTES TO THE "FUND EXPENSE TABLE"


(1) Certain of the fund advisers reimburse the Company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements generally are separate from the expenses shown above and do not affect, directly or indirectly, the expenses paid by investors.
(2) The investment adviser is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to maintain a certain expense ratio. Actual expenses for these funds for the period ended December 31, 2000 were at or below contractual limits.
(3) The investment adviser is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the fund's total fund annual expenses do not exceed the percentage reflected under "Net Fund Annual Expenses After Waivers or Reductions."
(4) The investment manager has agreed to waive its fees and reimburse the Quasar Variable Portfolio to limit total expenses to 0.95% of daily net assets until at least May 1, 2002.
(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(6) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements.
(7) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The "Other Expenses" shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Net Fund Annual Expenses After Waivers or Reductions would be lower and would equal 0.89% for the series.
(8) The investment adviser to the Pilgrim Variable Products Trust has agreed to reimburse the Portfolios for any expenses in excess of 0.90% of each Portfolio's average daily net assets. Expense reimbursements are voluntary. There is no assurance of ongoing reimbursement. Absent the voluntary expense reimbursements, total fund expenses would be what is shown in the "Total Fund Annual Expenses Without Waivers or Reductions" column above.
(9) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2002, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above.
(10) Because this is the first year of operation for all "SP" Portfolios, other expenses are estimated based on management's projection of non-advisory fee expenses. Each "SP" Portfolio has expense reimbursements in effect. These expense reimbursements are voluntary and may be terminated at any time.

FOR CONTRACTS ISSUED OUTSIDE OF THE STATE OF NEW YORK
HYPOTHETICAL EXAMPLE: IF YOU DO NOT ELECT THE PREMIUM BONUS OPTION


ACCOUNT FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the contract and assume a 5% annual return on the investment. For the purpose of these examples, we deducted total annual fund expenses and the maximum contract charges, except the premium bonus option charge (i.e., a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.15% and an annual maintenance fee of $30 (converted to a percentage of assets equal to 0.023%)). The total annual fund expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.


 -- These examples are purely hypothetical.              EXAMPLE A                               EXAMPLE B
 -- They should not be considered a representation       If you withdraw your entire             If at the end of the periods shown
    of past or future expenses or expected returns.      account value at the end of the         you
 -- Actual expenses and/or returns may be more or        periods shown, you would pay the        (1) leave your entire account
    less than those shown in these examples.             following expenses, including any       value invested or (2) select an
                                                         applicable early withdrawal             income phase payment option, you
                                                         charge:*                                would pay the following expenses
                                                                                                 (no early with-
                                                                                                 drawal charge is reflected):**


                           1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                           ------  -------  -------  --------  ------  -------  -------  --------
Aetna Balanced VP, Inc.     $ 83    $117     $144      $234     $20     $ 63     $108      $234
Aetna Bond VP               $ 82    $114     $139      $225     $20     $ 60     $104      $225
Aetna Growth VP             $ 84    $120     $149      $245     $22     $ 66     $114      $245
Aetna Growth and Income
  VP                        $ 83    $116     $143      $233     $20     $ 63     $108      $233
Aetna Index Plus Large
  Cap VP                    $ 82    $112     $136      $218     $19     $ 59     $101      $218
Aetna International VP      $ 91    $139     $182      $309     $28     $ 86     $146      $309
Aetna Money Market VP       $ 81    $109     $131      $208     $18     $ 56     $ 96      $208
Aetna Small Company VP      $ 86    $125     $158      $263     $23     $ 72     $123      $263
Aetna Technology VP         $ 89    $135     $175      $296     $27     $ 82     $139      $296
AIM V.I. Capital
  Appreciation Fund         $ 86    $124     $156      $258     $23     $ 70     $120      $258
AIM V.I. Government
  Securities Fund           $ 87    $128     $163      $273     $24     $ 75     $128      $273
AIM V.I. Growth Fund        $ 86    $124     $156      $259     $23     $ 70     $121      $259
AIM V.I. Growth and
  Income Fund               $ 86    $124     $157      $260     $23     $ 71     $121      $260
AIM V.I. Value Fund         $ 86    $124     $157      $260     $23     $ 71     $121      $260
Alliance Growth and
  Income Portfolio          $ 84    $120     $149      $244     $21     $ 66     $114      $244
Alliance Premier Growth
  Portfolio                 $ 88    $130     $167      $280     $25     $ 77     $131      $280
Alliance Quasar Portfolio   $ 89    $133     $172      $290     $26     $ 80     $136      $290
Fidelity VIP
  Equity-Income Portfolio   $ 83    $116     $142      $231     $20     $ 62     $107      $231
Fidelity VIP Growth
  Portfolio                 $ 84    $118     $147      $240     $21     $ 65     $112      $240
Fidelity VIP High Income
  Portfolio                 $ 84    $119     $148      $243     $21     $ 66     $113      $243
Fidelity VIP II
  Contrafund-Registered
  Trademark- Portfolio      $ 84    $119     $147      $241     $21     $ 65     $112      $241
Janus Aspen Aggressive
  Growth Portfolio          $ 84    $119     $147      $241     $21     $ 65     $112      $241
Janus Aspen Balanced
  Portfolio                 $ 84    $119     $147      $241     $21     $ 65     $112      $241
Janus Aspen Growth
  Portfolio                 $ 84    $119     $148      $242     $21     $ 66     $113      $242
Janus Aspen Worldwide
  Growth Portfolio          $ 84    $120     $149      $244     $21     $ 66     $114      $244
MFS-Registered Trademark-
  Total Return Series       $ 86    $126     $160      $266     $24     $ 73     $124      $266
Oppenheimer Aggressive
  Growth Fund/VA            $ 84    $118     $146      $239     $21     $ 65     $111      $239
Oppenheimer Main Street
  Growth & Income Fund/VA   $ 85    $121     $151      $249     $22     $ 67     $116      $249
Oppenheimer Strategic
  Bond Fund/VA              $ 85    $123     $154      $255     $22     $ 69     $119      $255
Pilgrim VP Growth
  Opportunities Portfolio   $ 99    $164     $223      $387     $36     $111     $187      $387
Pilgrim VP MagnaCap
  Portfolio                 $155    $317     $455      $754     $91     $262     $418      $754
Pilgrim VP MidCap
  Opportunities Portfolio   $134    $263     $376      $645     $71     $209     $340      $645
Pilgrim VP SmallCap
  Opportunities Portfolio   $ 87    $128     $164      $274     $24     $ 75     $128      $274
PPI MFS Capital
  Opportunities Portfolio   $ 86    $126     $160      $266     $24     $ 73     $124      $266
PPI MFS Emerging Equities
  Portfolio                 $ 85    $123     $154      $255     $22     $ 69     $119      $255
PPI MFS Research Growth
  Portfolio                 $ 86    $124     $157      $260     $23     $ 71     $121      $260
PPI Scudder International
  Growth Portfolio          $ 87    $129     $165      $276     $25     $ 76     $129      $276
Prudential Jennison
  Portfolio                 $ 88    $130     $167      $280     $25     $ 77     $131      $280
SP Jennison International
  Growth Portfolio          $ 94    $150     $199      $343     $32     $ 96     $164      $343


--------------------------


* This example reflects deduction of an early withdrawal charge using the early withdrawal charge schedule that applies to all contracts, including Roth IRA contracts issued after September 19, 2000.
** This example does not apply during the income phase if you selected a nonlifetime income phase payment option with variable payments and take a lump-sum withdrawal after payments start. In this case the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge (refer to Example A).

FOR CONTRACTS ISSUED OUTSIDE OF THE STATE OF NEW YORK
HYPOTHETICAL EXAMPLE: IF YOU ELECT THE PREMIUM BONUS OPTION


ACCOUNT FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the contract and assume a 5% annual return on the investment. For the purpose of these examples, we deducted total annual fund expenses and the maximum contract charges (i.e., a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.15%, an annual maintenance fee of $30 (converted to a percentage of assets equal to 0.023%) and the premium bonus option charge of 0.50% during the first seven account years). The total annual fund expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.


 -- These examples are purely hypothetical.              EXAMPLE A                               EXAMPLE B
 -- They should not be considered a representation       If you withdraw your entire             If at the end of the periods shown
    of past or future expenses or expected returns.      account value at the end of the         you
 -- Actual expenses and/or returns may be more or        periods shown, you would pay the        (1) leave your entire account
    less than those shown in these examples.             following expenses, including any       value invested or (2) select an
                                                         applicable early withdrawal             income phase payment option, you
                                                         charge:*                                would pay the following expenses
                                                                                                 (no early with-
                                                                                                 drawal charge is reflected):**


                           1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                           ------  -------  -------  --------  ------  -------  -------  --------
Aetna Balanced VP, Inc.     $ 88    $132     $169      $267     $25     $ 78     $134      $267
Aetna Bond VP               $ 87    $129     $165      $258     $25     $ 76     $129      $258
Aetna Growth VP             $ 89    $135     $175      $278     $27     $ 82     $139      $278
Aetna Growth and Income
  VP                        $ 88    $131     $169      $266     $25     $ 78     $133      $266
Aetna Index Plus Large
  Cap VP                    $ 87    $127     $162      $252     $24     $ 74     $126      $252
Aetna International VP      $ 96    $154     $206      $339     $33     $100     $170      $339
Aetna Money Market VP       $ 86    $124     $157      $241     $23     $ 71     $121      $241
Aetna Small Company VP      $ 91    $140     $183      $295     $28     $ 87     $148      $295
Aetna Technology VP         $ 94    $150     $199      $326     $32     $ 96     $164      $326
AIM V.I. Capital
  Appreciation Fund         $ 91    $139     $181      $290     $28     $ 85     $145      $290
AIM V.I. Government
  Securities Fund           $ 92    $143     $188      $304     $29     $ 90     $152      $304
AIM V.I. Growth Fund        $ 91    $139     $181      $291     $28     $ 85     $146      $291
AIM V.I. Growth and
  Income Fund               $ 91    $139     $182      $292     $28     $ 86     $146      $292
AIM V.I. Value Fund         $ 91    $139     $182      $292     $28     $ 86     $146      $292
Alliance Growth and
  Income Portfolio          $ 89    $135     $174      $277     $26     $ 81     $139      $277
Alliance Premier Growth
  Portfolio                 $ 93    $145     $191      $311     $30     $ 92     $156      $311
Alliance Quasar Portfolio   $ 94    $148     $196      $321     $31     $ 95     $161      $321
Fidelity VIP
  Equity-Income Portfolio   $ 88    $131     $168      $264     $25     $ 77     $132      $264
Fidelity VIP Growth
  Portfolio                 $ 89    $134     $172      $273     $26     $ 80     $137      $273
Fidelity VIP High Income
  Portfolio                 $ 89    $134     $174      $276     $26     $ 81     $138      $276
Fidelity VIP II
  Contrafund-Registered
  Trademark- Portfolio      $ 89    $134     $173      $274     $26     $ 80     $137      $274
Janus Aspen Aggressive
  Growth Portfolio          $ 89    $134     $173      $274     $26     $ 80     $137      $274
Janus Aspen Balanced
  Portfolio                 $ 89    $134     $173      $274     $26     $ 80     $137      $274
Janus Aspen Growth
  Portfolio                 $ 89    $134     $173      $275     $26     $ 81     $138      $275
Janus Aspen Worldwide
  Growth Portfolio          $ 89    $135     $174      $277     $26     $ 81     $139      $277
MFS-Registered Trademark-
  Total Return Series       $ 91    $141     $185      $298     $29     $ 87     $149      $298
Oppenheimer Aggressive
  Growth Fund/VA            $ 89    $133     $172      $272     $26     $ 80     $136      $272
Oppenheimer Main Street
  Growth & Income Fund/VA   $ 90    $136     $176      $281     $27     $ 82     $141      $281
Oppenheimer Strategic
  Bond Fund/VA              $ 90    $138     $179      $287     $27     $ 84     $144      $287
Pilgrim VP Growth
  Opportunities Portfolio   $104    $179     $246      $415     $41     $125     $210      $415
Pilgrim VP MagnaCap
  Portfolio                 $159    $329     $472      $767     $96     $274     $435      $767
Pilgrim VP MidCap
  Opportunities Portfolio   $139    $276     $396      $662     $76     $221     $359      $662
Pilgrim VP SmallCap
  Opportunities Portfolio   $ 92    $143     $189      $305     $29     $ 90     $153      $305
PPI MFS Capital
  Opportunities Portfolio   $ 91    $141     $185      $298     $29     $ 87     $149      $298
PPI MFS Emerging Equities
  Portfolio                 $ 90    $138     $179      $287     $27     $ 84     $144      $287
PPI MFS Research Growth
  Portfolio                 $ 91    $139     $182      $292     $28     $ 86     $146      $292
PPI Scudder International
  Growth Portfolio          $ 92    $144     $189      $307     $30     $ 90     $154      $307
Prudential Jennison
  Portfolio                 $ 93    $145     $191      $311     $30     $ 92     $156      $311
SP Jennison International
  Growth Portfolio          $ 99    $165     $223      $372     $36     $111     $187      $372


--------------------------


* This example reflects deduction of an early withdrawal charge using the early withdrawal charge schedule that applies to all contracts, including Roth IRA contracts issued after September 19, 2000. This example does not reflect the amount of any premium bonus forfeited because of an early withdrawal during the first seven account years.
** This example does not apply during the income phase if you selected a nonlifetime income phase payment option with variable payments and take a lump-sum withdrawal after payments start. In this case the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge (refer to Example A).

FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK
HYPOTHETICAL EXAMPLE: IF YOU DO NOT ELECT THE PREMIUM BONUS OPTION


ACCOUNT FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the contract and assume a 5% annual return on the investment. For the purpose of these examples, we deducted total annual fund expenses and the maximum contract charges, except the premium bonus option charge (i.e., a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.15% and an annual maintenance fee of $30 (converted to a percentage of assets equal to 0.023%)). The total annual fund expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.


 -- These examples are purely hypothetical.              EXAMPLE A                               EXAMPLE B
 -- They should not be considered a representation       If you withdraw your entire             If at the end of the periods shown
    of past or future expenses or expected returns.      account value at the end of the         you (1) leave your entire account
 -- Actual expenses and/or returns may be more or        periods shown, you would pay the        value invested or (2) select an
    less than those shown in these examples.             following expenses, including any       income phase payment option, you
                                                         applicable early withdrawal             would pay the following expenses
                                                         charge:                                 (no early withdrawal charge is
                                                                                                 reflected):*


                           1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                           ------  -------  -------  --------  ------  -------  -------  --------
Aetna Balanced VP, Inc.     $ 74    $ 99     $126      $234     $20     $ 63     $108      $234
Aetna Bond VP               $ 73    $ 96     $122      $225     $20     $ 60     $104      $225
Aetna Growth VP             $ 75    $102     $132      $245     $22     $ 66     $114      $245
Aetna Growth and Income
  VP                        $ 74    $ 98     $126      $233     $20     $ 63     $108      $233
Aetna Index Plus Large
  Cap VP                    $ 73    $ 94     $118      $218     $19     $ 59     $101      $218
Aetna International VP      $ 82    $121     $164      $309     $28     $ 86     $146      $309
Aetna Money Market VP       $ 72    $ 91     $113      $208     $18     $ 56     $ 96      $208
Aetna Small Company VP      $ 77    $107     $140      $263     $23     $ 72     $123      $263
Aetna Technology VP         $ 80    $117     $157      $296     $27     $ 82     $139      $296
AIM V.I. Capital
  Appreciation Fund         $ 77    $106     $138      $258     $23     $ 70     $120      $258
AIM V.I. Government
  Securities Fund           $ 78    $110     $145      $273     $24     $ 75     $128      $273
AIM V.I. Growth Fund        $ 77    $106     $138      $259     $23     $ 70     $121      $259
AIM V.I. Growth and
  Income Fund               $ 77    $106     $139      $260     $23     $ 71     $121      $260
AIM V.I. Value Fund         $ 77    $106     $139      $260     $23     $ 71     $121      $260
Alliance Growth and
  Income Portfolio          $ 75    $102     $131      $244     $21     $ 66     $114      $244
Alliance Premier Growth
  Portfolio                 $ 79    $112     $149      $280     $25     $ 77     $131      $280
Alliance Quasar Portfolio   $ 80    $115     $154      $290     $26     $ 80     $136      $290
Fidelity VIP
  Equity-Income Portfolio   $ 74    $ 98     $125      $231     $20     $ 62     $107      $231
Fidelity VIP Growth
  Portfolio                 $ 75    $101     $129      $240     $21     $ 65     $112      $240
Fidelity VIP High Income
  Portfolio                 $ 75    $102     $131      $243     $21     $ 66     $113      $243
Fidelity VIP II
  Contrafund-Registered
  Trademark- Portfolio      $ 75    $101     $130      $241     $21     $ 65     $112      $241
Janus Aspen Aggressive
  Growth Portfolio          $ 75    $101     $130      $241     $21     $ 65     $112      $241
Janus Aspen Balanced
  Portfolio                 $ 75    $101     $130      $241     $21     $ 65     $112      $241
Janus Aspen Growth
  Portfolio                 $ 75    $101     $130      $242     $21     $ 66     $113      $242
Janus Aspen Worldwide
  Growth Portfolio          $ 75    $102     $131      $244     $21     $ 66     $114      $244
MFS-Registered Trademark-
  Total Return Series       $ 77    $108     $142      $266     $24     $ 73     $124      $266
Oppenheimer Aggressive
  Growth Fund/VA            $ 75    $100     $129      $239     $21     $ 65     $111      $239
Oppenheimer Main Street
  Growth & Income Fund/VA   $ 76    $103     $133      $249     $22     $ 67     $116      $249
Oppenheimer Strategic
  Bond Fund/VA              $ 76    $105     $136      $255     $22     $ 69     $119      $255
Pilgrim VP Growth
  Opportunities Portfolio   $ 90    $147     $205      $387     $36     $111     $187      $387
Pilgrim VP MagnaCap
  Portfolio                 $145    $298     $437      $754     $91     $262     $418      $754
Pilgrim VP MidCap
  Opportunities Portfolio   $125    $245     $358      $645     $71     $209     $340      $645
Pilgrim VP SmallCap
  Opportunities Portfolio   $ 78    $111     $146      $274     $24     $ 75     $128      $274
PPI MFS Capital
  Opportunities Portfolio   $ 77    $108     $142      $266     $24     $ 73     $124      $266
PPI MFS Emerging Equities
  Portfolio                 $ 76    $105     $136      $255     $22     $ 69     $119      $255
PPI MFS Research Growth
  Portfolio                 $ 77    $106     $139      $260     $23     $ 71     $121      $260
PPI Scudder International
  Growth Portfolio          $ 78    $111     $147      $276     $25     $ 76     $129      $276
Prudential Jennison
  Portfolio                 $ 79    $112     $149      $280     $25     $ 77     $131      $280
SP Jennison International
  Growth Portfolio          $ 85    $132     $181      $343     $32     $ 96     $164      $343


--------------------------


* This example does not apply during the income phase if you selected a nonlifetime income phase payment option with variable payments and take a lump-sum withdrawal after payments start. In this case the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge (refer to Example A).

FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK
HYPOTHETICAL EXAMPLE: IF YOU ELECT THE PREMIUM BONUS OPTION


ACCOUNT FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the contract and assume a 5% annual return on the investment. For the purpose of these examples, we deducted total annual fund expenses and the maximum contract charges (i.e., a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.15%, an annual maintenance fee of $30 (converted to a percentage of assets equal to 0.023%) and the premium bonus option charge of 0.50% during the first seven account years). The total annual fund expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.


 -- These examples are purely hypothetical.              EXAMPLE A                               EXAMPLE B
 -- They should not be considered a representation       If you withdraw your entire             If at the end of the periods shown
    of past or future expenses or expected returns.      account value at the end of the         you (1) leave your entire account
 -- Actual expenses and/or returns may be more or        periods shown, you would pay the        value invested or (2) select an
    less than those shown in these examples.             following expenses, including any       income phase payment option, you
                                                         applicable early withdrawal             would pay the following expenses
                                                         charge:*                                (no early withdrawal charge is
                                                                                                 reflected):**


                           1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                           ------  -------  -------  --------  ------  -------  -------  --------
Aetna Balanced VP, Inc.     $ 79    $114     $151      $267     $25     $ 78     $134      $267
Aetna Bond VP               $ 78    $111     $147      $258     $25     $ 76     $129      $258
Aetna Growth VP             $ 80    $117     $157      $278     $27     $ 82     $139      $278
Aetna Growth and Income
  VP                        $ 79    $114     $151      $266     $25     $ 78     $133      $266
Aetna Index Plus Large
  Cap VP                    $ 78    $109     $144      $252     $24     $ 74     $126      $252
Aetna International VP      $ 87    $136     $188      $339     $33     $100     $170      $339
Aetna Money Market VP       $ 77    $106     $139      $241     $23     $ 71     $121      $241
Aetna Small Company VP      $ 82    $122     $165      $295     $28     $ 87     $148      $295
Aetna Technology VP         $ 85    $132     $181      $326     $32     $ 96     $164      $326
AIM V.I. Capital
  Appreciation Fund         $ 82    $121     $163      $290     $28     $ 85     $145      $290
AIM V.I. Government
  Securities Fund           $ 83    $125     $170      $304     $29     $ 90     $152      $304
AIM V.I. Growth Fund        $ 82    $121     $163      $291     $28     $ 85     $146      $291
AIM V.I. Growth and
  Income Fund               $ 82    $121     $164      $292     $28     $ 86     $146      $292
AIM V.I. Value Fund         $ 82    $121     $164      $292     $28     $ 86     $146      $292
Alliance Growth and
  Income Portfolio          $ 80    $117     $156      $277     $26     $ 81     $139      $277
Alliance Premier Growth
  Portfolio                 $ 84    $127     $174      $311     $30     $ 92     $156      $311
Alliance Quasar Portfolio   $ 85    $130     $179      $321     $31     $ 95     $161      $321
Fidelity VIP
  Equity-Income Portfolio   $ 79    $113     $150      $264     $25     $ 77     $132      $264
Fidelity VIP Growth
  Portfolio                 $ 80    $116     $154      $273     $26     $ 80     $137      $273
Fidelity VIP High Income
  Portfolio                 $ 80    $117     $156      $276     $26     $ 81     $138      $276
Fidelity VIP II
  Contrafund-Registered
  Trademark- Portfolio      $ 80    $116     $155      $274     $26     $ 80     $137      $274
Janus Aspen Aggressive
  Growth Portfolio          $ 80    $116     $155      $274     $26     $ 80     $137      $274
Janus Aspen Balanced
  Portfolio                 $ 80    $116     $155      $274     $26     $ 80     $137      $274
Janus Aspen Growth
  Portfolio                 $ 80    $116     $155      $275     $26     $ 81     $138      $275
Janus Aspen Worldwide
  Growth Portfolio          $ 80    $117     $156      $277     $26     $ 81     $139      $277
MFS-Registered Trademark-
  Total Return Series       $ 82    $123     $167      $298     $29     $ 87     $149      $298
Oppenheimer Aggressive
  Growth Fund/VA            $ 80    $115     $154      $272     $26     $ 80     $136      $272
Oppenheimer Main Street
  Growth & Income Fund/VA   $ 81    $118     $158      $281     $27     $ 82     $141      $281
Oppenheimer Strategic
  Bond Fund/VA              $ 81    $120     $161      $287     $27     $ 84     $144      $287
Pilgrim VP Growth
  Opportunities Portfolio   $ 95    $161     $228      $415     $41     $125     $210      $415
Pilgrim VP MagnaCap
  Portfolio                 $150    $310     $454      $767     $96     $274     $435      $767
Pilgrim VP MidCap
  Opportunities Portfolio   $130    $258     $377      $662     $76     $221     $359      $662
Pilgrim VP SmallCap
  Opportunities Portfolio   $ 83    $126     $171      $305     $29     $ 90     $153      $305
PPI MFS Capital
  Opportunities Portfolio   $ 82    $123     $167      $298     $29     $ 87     $149      $298
PPI MFS Emerging Equities
  Portfolio                 $ 81    $120     $161      $287     $27     $ 84     $144      $287
PPI MFS Research Growth
  Portfolio                 $ 82    $121     $164      $292     $28     $ 86     $146      $292
PPI Scudder International
  Growth Portfolio          $ 83    $126     $172      $307     $30     $ 90     $154      $307
Prudential Jennison
  Portfolio                 $ 84    $127     $174      $311     $30     $ 92     $156      $311
SP Jennison International
  Growth Portfolio          $ 90    $147     $205      $372     $36     $111     $187      $372


--------------------------


* This example does not reflect the amount of any premium bonus forfeited because of an early withdrawal during the first seven account years.
** This example does not apply during the income phase if you selected a nonlifetime income phase payment option with variable payments and take a lump-sum withdrawal after payments start. In this case the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge (refer to Example A).

CONDENSED FINANCIAL INFORMATION
----------------------------------------------

UNDERSTANDING CONDENSED FINANCIAL INFORMATION. In Appendix IV of this prospectus we provide condensed financial information about the Variable Annuity Account B (the separate account) subaccounts you may invest in through the contract. The numbers show the year-end unit values of each subaccount from the time purchase payments were first received in the subaccounts under the contract.

PURCHASE AND RIGHTS
----------------------------------------------

HOW TO PURCHASE

-- Individual Contracts. In some states, where group contracts are not available, you may purchase the contract directly from us by completing an application and delivering it and your initial purchase payment to us. Upon our approval we will issue you a contract and set up an account for you under the contract.


-- Group Contracts. In most states we have distributors, usually broker-dealers or banks, who hold the contract as a group contract (see "Other Topics-- Contract Distribution"). You may purchase an interest (or, in other words, participate) in the group contract by contacting a distributor and completing an application and delivering it with your initial purchase payment to that distributor. Upon our approval, we will set up an account for you under the group contract and issue you a certificate showing your rights under the contract.


-- Joint Contracts (generally spouses). For a nonqualified contract, you may participate in a group contract as a joint contract holder. References to "contract holder" in this prospectus mean both contract holders under joint contracts. Tax law prohibits the purchase of qualified contracts by joint contract holders.


MAXIMUM ISSUE AGE. The maximum issue age for you and the annuitant (if you are not the annuitant) on the date we establish your account is 90. Please note that there are age maximums on the calculation of the step-up value and roll-up value death benefits under Option Packages II and III. Therefore, if you are age 75 or older you may want to consider whether choosing one of these options is in your best interest. See "Death Benefit" for a description of the calculation of death benefits above certain ages.


YOUR RIGHTS UNDER THE CONTRACT

-- Individual Contracts. You have all contract rights.

-- Group Contracts. The holder of the group contract has title to the contract and, generally, only the right to accept or reject any modifications to the contract. You have all other rights to your account under the contract.

-- Joint Contracts. Joint contract holders have equal rights under the contract with respect to their account. All rights under the contract must be exercised by both joint contract holders with the exception of transfers among investment options. See the "Death Benefit" section for the rights of the surviving joint contract holder upon the death of a joint contract holder prior to the income phase start date.

PURCHASE PAYMENT METHODS.  The following purchase payment methods are allowed:

-- One lump sum;

-- Periodic payments; or

-- Transfer or rollover from a pre-existing retirement plan or account.

We reserve the right to reject any purchase payments to a prospective or existing account without advance notice. If you are considering making periodic payments beyond the first contract year, the premium bonus option may not be right for you. See "Premium Bonus Option--Suitability."

PURCHASE PAYMENT AMOUNTS. The minimum initial purchase payment depends upon the option package you select when you purchase the contract and must be met without consideration of any premium bonus.

                                   OPTION                   OPTION                   OPTION
                                  PACKAGE I               PACKAGE II               PACKAGE III
 Minimum                      Non-                     Non-                     Non-
 Initial                   Qualified:  Qualified:*  Qualified:  Qualified:*  Qualified:  Qualified:*
 Purchase                   $15,000      $1,500       $5,000      $1,500       $5,000      $1,500
 Payment

* The Tax Code imposes a maximum limit on annual payments which may be excluded from your gross income. Additional purchase payments must be at least $50 (we may change this amount from time to time). A purchase payment of more than $1,000,000 will be allowed only with our consent.

REDUCTION OF PURCHASE PAYMENT AMOUNTS. In certain circumstances we may reduce the minimum initial or additional purchase payment amount we will accept under a contract. Whether such a reduction is available will be based on consideration of each of the following factors:

-- The size and type of the prospective group, if any, to which the reduction would apply;

-- The method and frequency of purchase payments to be made under the contract;
   and

-- The amount of compensation to be paid to distributors and their registered representative on each purchase payment.

Any reduction of the minimum initial or additional purchase payment amount will not be unfairly discriminatory against any person. We will make any such reduction according to our own rules in effect at the time the purchase payment is received. We reserve the right to change these rules from time to time.

ACCEPTANCE OR REJECTION OF YOUR APPLICATION. We must accept or reject your application within two business days of receipt. If the application is incomplete, we may hold any forms and accompanying purchase payment(s) for five business days. We may hold purchase payments for longer periods, pending acceptance of the application, only with your permission. If the application is rejected, the application and any purchase payments will be returned to you.

ALLOCATING PURCHASE PAYMENTS TO THE INVESTMENT OPTIONS. We will allocate your purchase payments among the investment options you select. Allocations must be in whole percentages and there may be limits on the number of investment options you may select. When selecting investment options you may find it helpful to review the "Investment Options" section.

RIGHT TO CANCEL
----------------------------------------------

WHEN AND HOW TO CANCEL. You may cancel your contract within ten days of receipt (some states require more than ten days) by returning it to our Home Office along with a written notice of cancellation.

REFUNDS. We will issue you a refund within seven days of our receipt of your contract and written notice of cancellation. Unless your state requires otherwise or unless you purchased an IRA, your refund will equal the purchase payments made plus any earnings or minus any losses attributable to those purchase payments allocated among the subaccounts. Any premium bonus credited to your account will be forfeited and your refund will reflect any earnings or losses attributable to the premium bonus. In other words, you will bear the entire investment risk for amounts allocated among the subaccounts during this period and the amount refunded could be less than the amount paid. If your state requires or if you purchased an IRA, we will refund all purchase payments made.

If the purchase payments for your canceled contract came from a rollover from another contract issued by us or one of our affiliates where an early withdrawal charge was reduced or eliminated, the purchase payments will be restored to your prior contract.

PREMIUM BONUS OPTION
----------------------------------------------


ELECTION. At the time of application you may elect the premium bonus option. Once elected it may not be revoked. The premium bonus option may not be available under all contracts.


PREMIUM BONUS AMOUNT. If you elect this option we will credit your account with a 4% premium bonus for each purchase payment you make during the first account year. The premium bonus will be included in your account value and allocated among the investment options you have selected in the same proportion as the purchase payment. The amount of the premium bonus we credit to an account may be reduced if the premium bonus option charge is reduced or eliminated.

PREMIUM BONUS OPTION CHARGE. In exchange for the premium bonus, during the first seven account years you will pay an annual premium bonus option charge equal to 0.50% of your account value allocated to the subaccounts. We may also deduct this charge from amounts allocated to the fixed interest options, resulting in an annual 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option. Under certain contracts, the premium bonus option charge may be reduced or eliminated. See "Fees--Reduction or Elimination of Certain Fees."

After the seventh account year you will no longer pay the premium bonus option charge. We will administer the elimination of this charge by decreasing the number of accumulation units and increasing the accumulation unit values of the subaccounts in which you are then invested. The elimination of this charge and the adjustment of the number of accumulation units and accumulation unit values will not affect your account value. See "Your Account Value."

FORFEITURE. In each of the following circumstances all or part of a premium bonus credited to your account will be forfeited:

-- If you exercise your free look privilege and cancel your contract. See "Right to Cancel."

-- If a death benefit is payable based on account value, step-up value or roll-up value, but only the amount of any premium bonus credited to the account after or within 12 months of the date of death. See "Death Benefit--Premium Bonus."


-- If all or part of a purchase payment for which a premium bonus was credited is withdrawn during the first seven account years. The amount of the premium bonus forfeited will be in the same percentage as the amount withdrawn subject to an early withdrawal charge is to the total purchase payments made during the first account year. See "Withdrawals."


The following hypothetical example illustrates how the forfeiture of premium bonus is calculated when you withdraw all or part of a purchase payment for which a premium bonus was credited during the first seven account years.

           PURCHASE     PREMIUM      ACCOUNT     WITHDRAWAL
 DATE      PAYMENT       BONUS        VALUE        AMOUNT           EXPLANATION
 May 2,    $100,000     $4,000      $104,000         --      You make a $100,000
 2001                                                        initial purchase payment
                                                             and we credit your
                                                             account with a 4%
                                                             ($4,000) premium bonus.
                                                             Your beginning account
                                                             value equals $104,000.
 May 2,       --          --        $120,000      $30,000    Assume that your account
 2004                                                        value grows to $120,000
                                                             over the next three years
                                                             and you request a $30,000
                                                             withdrawal. $18,000 of
                                                             that $30,000 will be
                                                             subject to an early
                                                             withdrawal charge
                                                             ($30,000 minus $12,000
                                                             (the 10% free withdrawal
                                                             amount, see "Fees--Free
                                                             Withdrawals")) and you
                                                             would pay a $1,080 early
                                                             withdrawal charge (6% of
                                                             $18,000). Additionally,
                                                             because $18,000 is 18% of
                                                             the $100,000 purchase
                                                             payment made in the first
                                                             account year, 18% of your
                                                             $4,000 premium bonus, or
                                                             $720, would be
                                                             forfeited.*

* This example assumes that either Option Package I or II has been in effect since you purchased the contract. If Option Package III has been in effect since inception, none of the withdrawal would be subject to an early withdrawal charge because the 30% cumulative free withdrawal amount ($36,000) would be greater than the amount of the withdrawal. See "Fees--Free Withdrawals." Therefore, the withdrawal would not result in forfeiture of any of the premium bonus.

See the "New York Contracts" section of this prospectus for details about forfeiture of the premium bonus under contracts issued in New York.

SUITABILITY. If you expect to make purchase payments to your account after the first account year, the premium bonus option may not be right for you. Your account will not be credited with a premium bonus for purchase payments made after the first account year yet we will assess the premium bonus option charge against your account value which is increased by these additional purchase payments. Consequently, the amount of the premium bonus option charge you would pay over time may be more than the amount of the premium bonus we credited to your account. Also, if you anticipate that you will need to make withdrawals from your account during the first seven account years, you may not want to elect the premium bonus option. When you make such a withdrawal you may forfeit part of your premium bonus, and the amount of the premium bonus option charge you have paid may be more than the amount of the premium bonus not forfeited. Likewise, if you make a withdrawal during the first seven account years and the market is down, the amount of the bonus forfeited may be greater than the then current market value of the premium bonus. Your sales representative can help you decide if the premium bonus option is right for you.

INVESTMENT OPTIONS
----------------------------------------------

The contract offers variable investment options and fixed interest options.

VARIABLE INVESTMENT OPTIONS. These options are called subaccounts. The subaccounts are within Variable Annuity Account B (the separate account), a separate account of the Company. Each subaccount invests in a specific mutual fund. You do not invest directly in or hold shares of the funds.

-- MUTUAL FUND (FUND) DESCRIPTIONS. We provide brief descriptions of the funds in Appendix III. Investment results of the funds are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise noted, all funds are diversified as defined under the Investment Company Act of 1940. Refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our Home Office at the address and phone number listed in "Contract Overview--Questions: Contacting the Company," by accessing the SEC's web site or by contacting the SEC Public Reference Room.

FIXED INTEREST OPTIONS. If available in your state, the ALIAC Guaranteed Account (the Guaranteed Account) or the Fixed Account. The Guaranteed Account offers certain guaranteed minimum interest rates for a stated period of time. Amounts must remain in the Guaranteed Account for specific periods to receive the quoted interest rates, or a market value adjustment will be applied. The market value adjustment may be positive or negative. The Fixed Account guarantees payment of the minimum interest rate specified in the contract. The Fixed Account is only available in certain states. For a description of these options, see Appendices I and II and the Guaranteed Account prospectus.

 SELECTING INVESTMENT OPTIONS

 - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.
 - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.
 - BE INFORMED. Read this prospectus, the fund prospectuses, the Guaranteed Account and Fixed Account appendices and the Guaranteed Account prospectus.

LIMITS ON AVAILABILITY OF OPTIONS. Some funds or fixed interest options may be unavailable through your contract or in your state. We may add, withdraw or substitute funds, subject to the conditions in your contract and compliance with regulatory requirements.

LIMITS ON HOW MANY INVESTMENT OPTIONS YOU MAY SELECT. Although there is currently no limit, we reserve the right to limit the number of investment options you may select at any one time or during the life of the contract. For purposes of determining any limit, each subaccount and each guaranteed term of the Guaranteed Account, or an investment in the Fixed Account in certain contracts, will be considered an investment option.

LIMITS IMPOSED BY THE UNDERLYING FUND. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of a purchase payment to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS (MIXED AND SHARED FUNDING).

"Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies.

-- Shared--bought by more than one company.

-- Mixed--bought for annuities and life insurance.

It is possible that a conflict of interest may arise due to mixed and/or shared funding, which could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund's Board of Directors or Trustees will monitor events to identify any conflicts which may arise and to determine what action, if any, should be taken to address such conflicts.

TRANSFERS AMONG INVESTMENT OPTIONS
----------------------------------------------

You may transfer amounts among the available subaccounts. During the accumulation phase we allow you 12 free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge. During the income phase we allow you four free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge.

Transfers from the Guaranteed Account are subject to certain restrictions and may be subject to a market value adjustment. Transfers from the Fixed Account are subject to certain restrictions and transfers into the Fixed Account from any of the other investment options are not allowed. Transfers must be made in accordance with the terms of your contract.

TRANSFER REQUESTS. Requests may be made in writing, by telephone or, where applicable, electronically.

LIMITS ON FREQUENT TRANSFERS. The contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance.

Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract holders. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract holder; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding fund is not accepted for any reason.

VALUE OF YOUR TRANSFERRED DOLLARS. The value of amounts transferred into or out of subaccounts will be based on the subaccount unit values next determined after we receive your transfer request in good order at our Home Office or, if you are participating in the dollar cost averaging or account rebalancing programs, after your scheduled transfer or reallocation.

TELEPHONE AND ELECTRONIC TRANSACTIONS: SECURITY MEASURES. To prevent fraudulent use of telephone and electronic transactions (including, but not limited to, internet transactions), we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

THE DOLLAR COST AVERAGING PROGRAM. Dollar cost averaging is an investment strategy whereby you purchase fixed dollar amounts of an investment at regular intervals, regardless of price. Under this program a fixed dollar amount is automatically transferred from certain subaccounts, the Guaranteed Account or Fixed Account to any of the other subaccounts. A market value adjustment will not be applied to dollar cost averaging transfers from a guaranteed term of the Guaranteed Account during participation in the dollar cost averaging program. If such participation is discontinued, we will automatically transfer the remaining balance in that guaranteed term to another guaranteed term of the same duration, unless you initiate a transfer into another investment option. In either case a market value adjustment will apply. See Appendix I for more information about dollar cost averaging from the Guaranteed Account. If dollar cost averaging is stopped with respect to amounts invested in the Fixed Account, the remaining balance will be transferred to the money market subaccount.

Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each calendar year. For additional information about this program, contact your sales representative or call us at the number listed in "Contract Overview--Questions:
Contacting the Company."

In certain states purchase payments allocated to the Fixed Account may require participation in the dollar cost averaging program.




THE ACCOUNT REBALANCING PROGRAM. Account rebalancing allows you to reallocate your account value to match the investment allocations you originally selected. Only account values invested in the subaccounts may be rebalanced. We automatically reallocate your account value annually (or more frequently as we allow). Account rebalancing neither ensures a profit nor guarantees against loss in a declining market. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each calendar year. You may participate in this program by completing the account rebalancing section of your application or by contacting us at the address and/or number listed in "Contract Overview--Questions: Contacting the Company."

TRANSFERS BETWEEN OPTION PACKAGES
------------------------------------------------------------------

You may transfer from one option package to another.

-- Transfers must occur on an account anniversary.


-- A written request for the transfer must be received by us within 60 days before an account anniversary.


-- The following minimum account values need to be met:

                                                         TRANSFERS TO                                    TRANSFERS TO
                                                       OPTION PACKAGE I                           OPTION PACKAGES II OR III
------------------------------------------------------------------------------------------------------------------------------
 Minimum Account Value                       Non-                                                            Non-
                                          Qualified:                      Qualified:                      Qualified:
                                           $15,000                          $1,500                          $5,000


------------------------------
 Minimum Account Value
                                          Qualified:
                                            $1,500

-- You will receive a new contract schedule page upon transfer.

-- Only one option package may be in effect at any time.

              TRANSFERS TO                              TRANSFERS TO                              TRANSFERS TO
            OPTION PACKAGE I                         OPTION PACKAGE II                         OPTION PACKAGE III
----------------------------------------------------------------------------------------------------------------------------
 DEATH BENEFIT(1):                        DEATH BENEFIT(1):                         DEATH BENEFIT(1):
 - The sum of all purchase payments       - The sum of all purchase payments made,  - The sum of all purchase payments made,
  made, adjusted for amounts withdrawn      adjusted for amounts withdrawn or         adjusted for amounts withdrawn or
  or applied to an income phase payment     applied to an income phase payment        applied to an income phase payment
  option as of the claim date, will         option as of the claim date, will         option as of the claim date, will
  continue to be calculated from the        continue to be calculated from the        continue to be calculated from the
  account effective date.                   account effective date.                   account effective date.
 - The "step-up value" under Option       - If transferring from Option Package I,  - If transferring from Option Package I,
  Packages II and III will terminate on     the "step-up value" will be calculated    the "step-up value" will be calculated
  the new schedule effective date.          beginning on the new schedule             beginning on the new schedule
 - The "roll-up value" under Option         effective date.                           effective date.
  Package III will terminate on the new   - If transferring from Option Package     - If transferring from Option Package
  schedule effective date.                  III, the "step-up value" will continue    II, the "step-up value" will continue
                                            to be calculated from the date            to be calculated from the date
                                            calculated under Option Package III.      calculated under Option Package II.
                                            The "roll-up value" under Option        - The "roll-up value" will be calculated
                                            Package III will terminate on the new     beginning on the new schedule
                                            schedule effective date.                  effective date.
 NURSING HOME WAIVER(2):                  NURSING HOME WAIVER(2):                   NURSING HOME WAIVER(2):
 - The availability of the waiver of the  - If transferring from Option Package I,  - If transferring from Option Package I,
  early withdrawal charge under the         the waiting period under the Nursing      the waiting period under the Nursing
  Nursing Home Waiver will terminate on     Home Waiver will begin to be measured     Home Waiver will begin to be measured
  the new schedule effective date.          from the new schedule effective date.     from the new schedule effective date.
                                          - If transferring from Option Package     - If transferring from Option Package
                                            III, the waiting period will have been    II, the waiting period will have been
                                            satisfied on the new schedule             satisfied on the new schedule
                                            effective date.                           effective date.
 FREE WITHDRAWALS(3):                     FREE WITHDRAWALS(3):                      FREE WITHDRAWALS(3):
 - If transferring from Option Package    - If transferring from Option Package     - The cumulative to 30% available free
  III, any available free withdrawal        III, any available free withdrawal        withdrawal amount will begin to be
  amount in excess of 10% will be lost      amount in excess of 10% will be lost      calculated as of the new schedule
  as of the new schedule effective date.    as of the new schedule effective date.    effective date.

(1)  See "Death Benefit."
(2)  See "Fees--Nursing Home Waiver."
(3)  See "Fees--Free Withdrawals."

[SIDE NOTE]
TYPES OF FEES

There are five types of fees or deductions that may affect your account.

TRANSACTION FEES
- Early Withdrawal Charge
- Annual Maintenance Fee
- Transfer Charge
FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT
- Mortality and Expense
 Risk Charge
- Administrative Expense
 Charge
- Premium Bonus Option
 Charge
FEES DEDUCTED BY THE FUNDS
- Investment Advisory Fees
- Other Expenses
PREMIUM AND OTHER
TAXES

CHARGES FOR THE AETNA
GET FUND

[END SIDE NOTE]

FEES
----------------------------------------------
The following repeats and adds to information provided in the "Fee Table" section. Please review both sections for information on fees.

TRANSACTION FEES
EARLY WITHDRAWAL CHARGE

Withdrawals of all or a portion of your account value may be subject to a charge.

AMOUNT. A percentage of the purchase payments that you withdraw. The percentage will be determined by the early withdrawal charge schedule that applies to your account.

EARLY WITHDRAWAL CHARGE SCHEDULES
             FOR CONTRACTS ISSUED OUTSIDE OF THE STATE OF NEW YORK
  ALL CONTRACTS (EXCEPT ROTH IRA CONTRACTS ISSUED BEFORE SEPTEMBER 20, 2000):

                                                                        Early
                    Years from Receipt                                  Withdrawal
                    of Purchase Payment                                 Charge
                    --------------------------------------------------  ---
                    Less than 2                                         7%
                    2 or more but less than 4                           6%
                    4 or more but less than 5                           5%
                    5 or more but less than 6                           4%
                    6 or more but less than 7                           3%
                    7 or more                                           0%

              ROTH IRA CONTRACTS ISSUED BEFORE SEPTEMBER 20, 2000:

                                                                        Early
                                                                        Withdrawal
                    Completed Account Years                             Charge
                    --------------------------------------------------  ---
                    Less than 1                                         5%
                    1 or more but less than 2                           4%
                    2 or more but less than 3                           3%
                    3 or more but less than 4                           2%
                    4 or more but less than 5                           1%
                    5 or more                                           0%

                 FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK:
                                 ALL CONTRACTS

                                                                        Early
                    Years From Receipt                                  Withdrawal
                    of Purchase Payment                                 Charge
                    --------------------------------------------------  ---
                    Less than 1                                         7%
                    1 or more but less than 2                           6%
                    2 or more but less than 3                           5%
                    3 or more but less than 4                           4%
                    4 or more but less than 5                           3%
                    5 or more but less than 6                           2%
                    6 or more but less than 7                           1%
                    7 or more                                           0%

PURPOSE. This is a deferred sales charge. It reimburses us for some of the sales and administrative expenses associated with the contract. If our expenses are greater than the amount we collect for the early withdrawal charge, we may use any of our corporate assets, including potential profit that may arise from the mortality and expense risk charge, to make up any difference.

FIRST IN, FIRST OUT. The early withdrawal charge is calculated separately for each purchase payment withdrawn. For purposes of calculating your early withdrawal charge, we consider that your first purchase payment to the account (first in) is the first you withdraw (first out).

Examples: Where the early withdrawal charge is based on the number of years since the purchase payment was received, if your initial purchase payment was made three years ago, we will deduct an early withdrawal charge equal to 6% of the portion of that purchase payment withdrawn.

For certain Roth IRA contracts where the early withdrawal charge is based on the number of completed account years, if your initial purchase payment was made three years ago, we will deduct an early withdrawal charge equal to 2% of the portion of that purchase payment withdrawn.

In each case the next time you make a withdrawal we will access the early withdrawal charge, if any, against the portion of the first purchase payment you did not withdraw and/or subsequent purchase payments to your account in the order they were received.

Earnings may be withdrawn after all purchase payments have been withdrawn. There is no early withdrawal charge for withdrawal of earnings.

FREE WITHDRAWALS. There is no early withdrawal charge if, during each account year, the amount withdrawn is 10% or less of your account value on the later of the date we established your account or the most recent anniversary of that date. Under Option Package III, any unused percentage of the 10% free withdrawal amount shall carry forward into successive account years, up to a maximum 30% of your account value.

The free withdrawal amount will be adjusted for amounts withdrawn under a systematic distribution option or taken as a required minimum distribution during the account year.

WAIVER. The early withdrawal charge is waived for purchase payments withdrawn if the withdrawal is:

-- Used to provide income phase payments to you;

-- Paid due to the annuitant's death during the accumulation phase in an amount up to the sum of purchase payments made, minus the total of all partial withdrawals, amounts applied to an income phase payment option and deductions made prior to the annuitant's death;

-- Paid upon a full withdrawal where your account value is $2,500 or less and no part of the account has been withdrawn during the prior 12 months;

-- Taken because of the election of a systematic distribution option (see
   "Systematic Distribution Options");

-- Applied as a rollover to certain Roth IRAs issued by us or an affiliate;

-- If approved in your state, taken under a qualified contract, when the amount withdrawn is equal to the minimum distribution required by the Tax Code for your account calculated using a method permitted under the Tax Code and agreed to by us (including required minimum distributions using the ECO systematic distribution option (see "Systematic Distribution Options")); or

-- Paid upon termination of your account by us (see "Other Topics--Involuntary
   Terminations").

NURSING HOME WAIVER. Under Option Packages II and III, you may withdraw all or a portion of your account value without an early withdrawal charge if:

-- More than one account year has elapsed since the schedule effective date;

-- The withdrawal is requested within three years of the annuitant's admission to a licensed nursing care facility (in Oregon there is no three year limitation period and in New Hampshire non-licensed facilities are included); and

-- The annuitant has spent at least 45 consecutive days in such nursing care facility.

We will not waive the early withdrawal charge if the annuitant was in a nursing care facility for at least one day during the two week period immediately preceding or following the schedule effective date. It will also not apply to contracts where prohibited by state law. See the "New York Contracts" section of this prospectus for contracts issued in New York.

ANNUAL MAINTENANCE FEE

MAXIMUM AMOUNT.  $30.00

WHEN/HOW. Each year during the accumulation phase we deduct this fee from your account value. We deduct it on your account anniversary and at the time of full withdrawal. It is deducted proportionally from each investment option.

PURPOSE. This fee reimburses us for our administrative expenses relating to the establishment and maintenance of your account.

ELIMINATION. We will not deduct the annual maintenance fee if your account value is $50,000 or more on the date this fee is to be deducted.

TRANSFER CHARGE

AMOUNT. During the accumulation phase we currently allow you 12 free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge.

PURPOSE. This charge reimburses us for administrative expenses associated with transferring your dollars among investment options.

FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

MAXIMUM AMOUNT. During the accumulation phase the amount of this charge, on an annual basis, is equal to the following percentages of your account value invested in the subaccounts:

            OPTION PACKAGE I                         OPTION PACKAGE II                         OPTION PACKAGE III
----------------------------------------------------------------------------------------------------------------------------
                 0.80%                                     1.10%                                     1.25%


During the income phase this charge, on an annual basis, is equal to 1.25% of amounts invested in the subaccounts. See "The Income Phase--Charges Deducted."


WHEN/HOW. We deduct this charge daily from the subaccounts corresponding to the funds you select. We do not deduct this charge from any fixed interest option.

PURPOSE. This charge compensates us for the mortality and expense risks we assume under the contract.

-- The mortality risks are those risks associated with our promise to make lifetime income phase payments based on annuity rates specified in the contract.

-- The expense risk is the risk that the actual expenses we incur under the contract will exceed the maximum costs that we can charge.

If the amount we deduct for this charge is not enough to cover our mortality costs and expenses under the contract, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this charge.

ADMINISTRATIVE EXPENSE CHARGE

MAXIMUM AMOUNT. During the accumulation phase the amount of this charge, on an annual basis, is equal to the following percentages of your account value invested in the subaccounts:

            OPTION PACKAGE I                         OPTION PACKAGE II                         OPTION PACKAGE III
----------------------------------------------------------------------------------------------------------------------------
                 0.15%                                     0.15%                                     0.15%

There is currently no administrative expense charge during the income phase. We reserve the right, however, to charge an administrative expense charge of up to 0.25% during the income phase.

WHEN/HOW. If imposed, we deduct this charge daily from the subaccounts corresponding to the funds you select. We do not deduct this charge from the fixed interest options. If we are imposing this charge when you enter the income phase, the charge will apply to you during the entire income phase.


PURPOSE.  This charge helps defray our administrative expenses.


PREMIUM BONUS OPTION CHARGE.

MAXIMUM AMOUNT.  0.50%, but only if you elect the premium bonus option.

WHEN/HOW. We deduct this charge daily from the subaccounts corresponding to the funds you select. We may also deduct this charge from amounts allocated to the fixed interest options. This charge is deducted for the first seven account years during the accumulation phase and, if applicable, the income phase.

PURPOSE. This charge compensates us for the cost associated with crediting the premium bonus to your account on purchase payments made during the first account year. See "Premium Bonus Option--Premium Bonus Option Charge."

REDUCTION OR ELIMINATION OF CERTAIN FEES

When sales of the contract are made to individuals or a group of individuals in a manner that results in savings of sales or administrative expenses, we may reduce or eliminate the early withdrawal charge, annual maintenance fee, mortality and expense risk charge, administrative expense charge or premium bonus option charge. Our decision to reduce or eliminate any of these fees will be based on one or more of the following:

-- The size and type of group to whom the contract is issued;

-- The amount of expected purchase payments;

-- A prior or existing relationship with the Company, such as being an employee or former employee of the Company or one of our affiliates, receiving distributions or making transfers from other contracts issued by us or one of our affiliates or transferring amounts held under qualified retirement plans sponsored by us or one of our affiliates;

-- The type and frequency of administrative and sales services provided; or

-- The level of annual maintenance fee and early withdrawal charges.

In the case of an exchange of another contract issued by us or one of our affiliates where the early withdrawal charge has been waived, the early withdrawal charge for certain contracts offered by this prospectus may be determined based on the dates purchase payments were received in the prior contract.

The reduction or elimination of any of these fees will not be unfairly discriminatory against any person and will be done according to our rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time. The right to reduce or eliminate any of these fees may be subject to state approval.

FEES DEDUCTED BY THE FUNDS

MAXIMUM AMOUNT. Each fund's advisory fee and expenses are different. They are set forth in "Fee Table--Fees Deducted by the Funds" and described in more detail in each fund prospectus.

WHEN/HOW. A fund's fees and expenses are not deducted from your account value. Instead, they are reflected in the daily value of fund shares which, in turn, will affect the daily value of the subaccounts.

PURPOSE. These fees and expenses help to pay the fund's investment adviser and operating expenses.

PREMIUM AND OTHER TAXES

MAXIMUM AMOUNT. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending upon the jurisdiction.


WHEN/HOW. We reserve the right to deduct a charge for premium taxes from your account value or from purchase payments to the account at any time, but not before there is a tax liability under state law. For example, we may deduct a charge for premium taxes at the time of a complete withdrawal or we may reflect the cost of premium taxes in our income phase payment rates when you commence income phase payments.



We will not deduct a charge for any municipal premium tax of 1% or less, but we reserve the right to reflect such an expense in our annuity purchase rates.


In addition, we reserve the right to assess a charge for any federal taxes due against the separate account. See "Taxation."


CHARGES FOR THE AETNA GET FUND



Various series of the Aetna GET Fund may be offered from time to time, and additional charges may apply if you elect to invest in one of these series. If a series is available, it will be described in a supplement to this prospectus at the time it is offered. The supplement will include fee table information about the option.


YOUR ACCOUNT VALUE
----------------------------------------------

During the accumulation phase your account value at any given time equals:

-- The current dollar value of amounts invested in the subaccounts; plus

-- The current dollar values of amounts invested in the fixed interest options, including interest earnings to date.

SUBACCOUNT ACCUMULATION UNITS. When you select a fund as an investment option, your account dollars invest in "accumulation units" of the Variable Annuity Account B subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an "accumulation unit value," as described below, for each unit.

ACCUMULATION UNIT VALUE (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The AUV varies daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge, the administrative expense charge and premium bonus option charge (if any). We discuss these deductions in more detail in "Fee Table" and "Fees."

VALUATION. We determine the AUV every normal business day after the close of the New York Stock Exchange. At that time we calculate the current AUV by multiplying the AUV last calculated by the "net investment factor" of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

NET INVESTMENT FACTOR. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

NET INVESTMENT RATE. The net investment rate is computed according to a formula that is equivalent to the following:

-- The net assets of the fund held by the subaccount as of the current valuation; minus

-- The net assets of the fund held by the subaccount at the preceding valuation;
   plus or minus

-- Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

-- The total value of the subaccount's units at the preceding valuation; minus

-- A daily deduction for the mortality and expense risk charge and the administrative expense charge, if any, and any other fees deducted from investments in the separate account, such as the premium bonus option charge and guarantee charges for the Aetna GET fund. See "Fees."

The net investment rate may be either positive or negative.

HYPOTHETICAL ILLUSTRATION. As a hypothetical illustration assume that your initial purchase payment to a qualified contract is $5,000 and you direct us to invest $3,000 in Fund A and $2,000 in Fund B. Also assume that you did not elect the premium bonus option and on the day we receive the purchase payment the applicable AUVs after the next close of business of the New York Stock Exchange are $10 for Subaccount A and $20 for Subaccount B. Your account is credited with 300 accumulation units of Subaccount A and 100 accumulation units of Subaccount B.

STEP 1:  You make an initial purchase
payment of $5000.

STEP 2:
A. You direct us to invest $3,000 in
   Fund A. The purchase payment
   purchases 300 accumulation units of
   Subaccount A ($3,000 divided by the
   current $10 AUV).

B. You direct us to invest $2,000 in
   Fund B. The purchase payment
   purchases 100 accumulation units of
   Subaccount B ($2,000 divided by the
   current $20 AUV).

STEP 3: The separate account purchases
shares of the applicable funds at the
then current market value (net asset
value or NAV).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$5,000 purchase payment
STEP 1
Aetna Life Insurance and Annuity Company

     STEP 2

VARIABLE ANNUITY ACCOUNT B
Subaccount A                Subaccount B  Etc.
300                                  100
accumulation                accumulation
units                              units

STEP 3

MUTUAL  MUTUAL
Fund A  Fund B

Each fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.


PURCHASE PAYMENTS TO YOUR ACCOUNT. If all or a portion of your initial purchase payment is directed to the subaccounts, it will purchase subaccount accumulation units at the AUV next computed after our acceptance of your application as described in "Purchase and Rights." Subsequent purchase payments or transfers directed to the subaccounts will purchase subaccount accumulation units at the AUV next computed following our receipt of the purchase payment or transfer request in good order. The AUV will vary day to day.

[SIDE NOTE]
TAXES, FEES AND DEDUCTIONS
Amounts withdrawn may be subject to one or more of the following:
-- Early Withdrawal Charge (see "Fees--Early Withdrawal Charge")
-- Annual Maintenance Fee (see "Fees--Annual Maintenance Fee")
-- Premium Bonus Option Charge (See "Premium Bonus Option--Premium Bonus Option
   Charge")
-- Market Value Adjustment for amounts held in the Guaranteed Account (see
   Appendix I and the Guaranteed Account prospectus)
-- Tax Penalty (see "Taxation")
-- Tax Withholding (see "Taxation")
To determine which may apply to you, refer to the appropriate sections of this prospectus, contact your sales representative or call us at the number listed in "Contract Overview--Questions: Contacting the Company."
[END SIDE NOTE]

WITHDRAWALS
----------------------------------------------

You may withdraw all or a portion of your account value at any time during the accumulation phase. If you participate in the contract through a 403(b) plan, certain restrictions apply. See "Restrictions on Withdrawals from 403(b) Plan Accounts."

STEPS FOR MAKING A WITHDRAWAL

-- Select the withdrawal amount.

(1) Full Withdrawal: You will receive, reduced by any required withholding tax, your account value allocated to the subaccounts, the Guaranteed Account (plus or minus any applicable market value adjustment) and the Fixed Account, minus any applicable early withdrawal charge, annual maintenance fee and forfeited premium bonus.

(2) Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be adjusted by any applicable early withdrawal charge, any positive or negative market value adjustment for amounts withdrawn from the Guaranteed Account and any forfeited premium bonus. See Appendices I and II and the Guaranteed Account prospectus for more information about withdrawals from the Guaranteed Account and the Fixed Account.

-- Select investment options. If you do not specify this, we will withdraw dollars in the same proportion as the values you hold in the various investment options bear to your total account value.

-- Properly complete a disbursement form and deliver it to our Home Office.

RESTRICTIONS ON WITHDRAWALS FROM 403(B) PLAN ACCOUNTS

Under Section 403(b) contracts the withdrawal of salary reduction contributions and earnings on such contributions is generally prohibited prior to the participant's death, disability, attainment of age 59 1/2, separation from service or financial hardship. See "Taxation."

CALCULATION OF YOUR WITHDRAWAL. We determine your account value every normal business day after the close of the New York Stock Exchange. We pay withdrawal amounts based on your account value as of the next valuation after we receive a request for withdrawal in good order at our Home Office.

DELIVERY OF PAYMENT. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, your withdrawal amount will be sent no later than seven calendar days following our receipt of your properly-completed disbursement form in good order.


REINSTATING A FULL WITHDRAWAL. Within 30 days after a full withdrawal, if allowed by law and the contract, you may elect to reinstate all or a portion of your withdrawal. We must receive any reinstated amounts within 60 days of the withdrawal. We reserve the right, however, to accept a reinstatement election received more than 30 days after the withdrawal and accept proceeds received more than 60 days after the withdrawal. We will credit your account for the amount reinstated based on the subaccount values next computed following our receipt of your request and the amount to be reinstated. We will credit the amount reinstated proportionally for annual maintenance fees and early withdrawal charges imposed at the time of withdrawal. We will deduct from the amount reinstated any annual maintenance fee which fell due after the withdrawal and before the reinstatement. We will reinstate in the same investment options and proportions in place at the time of withdrawal. If you withdraw amounts from a series of the Aetna GET Fund and then elect to reinstate them, we will reinstate them in a GET Fund series that is then accepting deposits, if one is available. If one is not available, we will reallocate your GET amounts among other investment options in which you invested, on a pro rata basis. The reinstatement privilege may be used only once. Special rules apply to reinstatement of amounts withdrawn from the Guaranteed Account (see Appendix I and the Guaranteed Account prospectus). We will not credit your account for market value adjustments or any premium bonus forfeited that we deducted at the time of your withdrawal or refund any taxes that were withheld. Seek competent advice regarding the tax consequences associated with reinstatement.

[SIDE NOTE]
FEATURES OF A SYSTEMATIC DISTRIBUTION OPTION
A systematic distribution option allows you to receive regular payments from your contract without moving into the income phase. By remaining in the accumulation phase, you retain certain rights and investment flexibility not available during the income phase.
[END SIDE NOTE]

SYSTEMATIC DISTRIBUTION OPTIONS
----------------------------------------------


Systematic distribution options may be exercised at any time during the accumulation phase. The following systematic distribution options may be available:


-- SWO--SYSTEMATIC WITHDRAWAL OPTION. SWO is a series of automatic partial withdrawals from your account based on a payment method you select. Consider this option if you would like a periodic income while retaining investment flexibility for amounts accumulated in the account.

-- ECO--ESTATE CONSERVATION OPTION. ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year. Under ECO we calculate the minimum distribution amount required by law, generally at age 70 1/2, and pay you that amount once a year. ECO is not available under nonqualified contracts. An early withdrawal charge will not be deducted from and a market value adjustment will not be applied to any part of your account value paid under an ECO.

-- LEO--LIFE EXPECTANCY OPTION. LEO provides for annual payments for a number of years equal to your life expectancy or the life expectancy of you and a designated beneficiary. It is designed to meet the substantially equal periodic payment exception to the 10% premature distribution penalty under Tax Code section 72. See "Taxation."

OTHER SYSTEMATIC DISTRIBUTION OPTIONS. We may add additional systematic distribution options from time to time. You may obtain additional information relating to any of the systematic distribution options from your sales representative or by calling us at the number listed in "Contract Overview--
Questions: Contacting the Company."


SYSTEMATIC DISTRIBUTION OPTION AVAILABILITY. Withdrawals under a systematic distribution option are limited to your free withdrawal amount. See "Fees-- Early Withdrawal Charge--Free Withdrawals." If allowed by applicable law, we may discontinue the availability of one or more of the systematic distribution options for new elections at any time and/or to change the terms of future elections.


ELIGIBILITY FOR A SYSTEMATIC DISTRIBUTION OPTION. To determine if you meet the age and account value criteria and to assess terms and conditions that may apply, contact your sales representative or the Company at the number listed in "Contract Overview--Questions: Contacting the Company."

TERMINATING A SYSTEMATIC DISTRIBUTION OPTION. You may revoke a systematic distribution option at any time by submitting a written request to our Home Office. ECO, once revoked, may not, unless allowed under the Tax Code, be elected again.


CHARGES AND TAXATION. When you elect a systematic distribution option your account value remains in the accumulation phase and subject to the charges and deductions described in the "Fees" and "Fee Table" sections. Taking a withdrawal under a systematic distribution option, or later revoking the option, may have tax consequences. If you are concerned about tax implications, consult a qualified tax adviser before electing an option.

[SIDE NOTE]
This section provides information about the death benefit during the accumulation phase. For death benefit information applicable to the income phase, see "The Income Phase."
TERMS TO UNDERSTAND:
ACCOUNT YEAR/ACCOUNT ANNIVERSARY: A period of 12 months measured from the date we established your account and each anniversary of this date. Account anniversaries are measured from this date.
ANNUITANT(S): The person(s) on whose life or life expectancy(ies) the income phase payments are based.
BENEFICIARY(IES): The person(s) or entity(ies) entitled to receive a death benefit under the contract.
CLAIM DATE: The date proof of death and the beneficiary's right to receive the death benefit are received in good order at our Home Office. Please contact our Home Office to learn what information is required for a request for payment of the death benefit to be in good order.
CONTRACT HOLDER (YOU/YOUR): The contract holder of an individually owned contract or the certificate holder of a group contract. The contract holder and annuitant may be the same person.
SCHEDULE EFFECTIVE DATE: The date an option package and benefits become effective. The initial schedule effective date equals the date we established your account. Thereafter, this date can occur only on an account anniversary.

[END SIDE NOTE]

DEATH BENEFIT
----------------------------------------------

DURING THE ACCUMULATION PHASE

WHEN IS A DEATH BENEFIT PAYABLE? During the accumulation phase a death benefit is payable when the contract holder or the annuitant dies. If there are joint contract holders, the death benefit is payable when either one dies.

WHO RECEIVES THE DEATH BENEFIT? If you would like certain individuals or entities to receive the death benefit when it becomes payable, you may name them as your beneficiaries. However, if you are a joint contract holder and you die, the beneficiary will automatically be the surviving joint contract holder. In this circumstance any other beneficiary you named will be treated as the primary or contingent beneficiary, as originally named, of the surviving joint contract holder. The surviving joint contract holder may change the beneficiary designation. If you die and no beneficiary exists, the death benefit will be paid in a lump sum to your estate.

DESIGNATING YOUR BENEFICIARY. You may designate a beneficiary on your application or by contacting your sales representative or us as indicated in "Contract Overview--Questions: Contacting the Company."

DEATH BENEFIT AMOUNT. The death benefit depends upon the option package in effect on the date the annuitant dies.

                                       OPTION PACKAGE I    OPTION PACKAGE II    OPTION PACKAGE III
 Death Benefit on Death of the         The greater of:     The greatest of:     The greatest of:
 Annuitant:                            (1) The sum of      (1) The sum of       (1) The sum of all
                                          all purchase        all purchase          purchase
                                           payments,           payments,            payments,
                                           adjusted for        adjusted for         adjusted for
                                           amounts             amounts              amounts
                                           withdrawn or        withdrawn or         withdrawn or
                                           applied to          applied to an        applied to an
                                           an income           income phase         income phase
                                           phase               payment              payment option
                                           payment             option as of         as of the claim
                                           option as of        the claim            date; or
                                           the claim           date; or         (2) The account
                                           date; or        (2) The account          value* on the
                                       (2) The account         value* on the        claim date; or
                                           value* on           claim date;      (3) The "step-up
                                           the claim           or                   value"* (as
                                           date.           (3) The "step-up         described
                                                               value"* (as          below) on the
                                                               described            claim date; or
                                                               below) on the    (4) The "roll-up
                                                               claim date.          value"* (as
                                                                                    described
                                                                                    below) on the
                                                                                    claim date.**

* For purposes of calculating the death benefit, the account value, step-up value and roll-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."
** See the "New York Contracts" section of this prospectus for details about the Option Package III death benefit for contracts issued in New York.

STEP-UP VALUE. On the schedule effective date, the step-up value is equal to the greater of:

-- The account value; or

-- The step-up value, if any, calculated on the account anniversary prior to the schedule effective date, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year.

Thereafter, once each year on the anniversary of the schedule effective date until the anniversary immediately preceding the annuitant's 85th birthday or death, whichever is earlier, the step-up value is equal to the greater of:

-- The step-up value most recently calculated, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year; or

-- The account value on that anniversary of the schedule effective date.

On each anniversary of the schedule effective date after the annuitant's 85th birthday, the step-up value shall be equal to the step-up value on the anniversary immediately preceding the annuitant's 85th birthday, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

On the claim date, the step-up value shall equal the step-up value on the anniversary of the schedule effective date immediately preceding the annuitant's death, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

For purposes of calculating the death benefit, the step-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."

ROLL-UP VALUE. On the schedule effective date, the roll-up value is equal to the account value. Thereafter, once each year on the anniversary of the schedule effective date until the anniversary immediately preceding the annuitant's 76th birthday or death, whichever is earlier, the roll-up value is equal to the roll-up value most recently calculated multiplied by a factor of 1.05, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year. The roll-up value may not exceed 200% of the account value on the schedule effective date, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that date.

On each anniversary of the schedule effective date after the annuitant's 76th birthday, the roll-up value shall be equal to the roll-up value on the anniversary immediately preceding the annuitant's 76th birthday, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary. On the claim date, the roll-up value shall equal the roll-up value on the anniversary of the schedule effective date immediately preceding the annuitant's death, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

For purposes of calculating the death benefit, the roll-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."

THE "ROLL-UP VALUE" IS NOT AVAILABLE ON CONTRACTS ISSUED IN THE STATE OF NEW YORK. SEE THE "NEW YORK CONTRACTS" SECTION OF THIS PROSPECTUS FOR DETAILS ABOUT THE OPTION PACKAGE III DEATH BENEFIT FOR CONTRACTS ISSUED IN NEW YORK.

ADJUSTMENT. For purposes of determining the death benefit, the adjustment for purchase payments made will be dollar for dollar. The adjustment for amounts withdrawn or applied to an income phase payment option will be proportionate, reducing the sum of all purchase payments made, the step-up value and the roll-up value in the same proportion that the account value was reduced on the date of the withdrawal or application to an income phase payment option.

DEATH BENEFIT GREATER THAN THE ACCOUNT VALUE. Notwithstanding which option package is selected, on the claim date, if the amount of the death benefit is greater than the account value, the amount by which the death benefit exceeds the account value will be deposited and allocated to the money market subaccount available under the contract, thereby increasing the account value available to the beneficiary to an amount equal to the death benefit.

Prior to the election of a method of payment of the death benefit by the beneficiary, the account value will remain in the account and continue to be affected by the investment performance of the investment option(s) selected. The beneficiary has the right to allocate or transfer any amount to any available investment option (subject to a market value adjustment, as applicable). The amount paid to the beneficiary will equal the adjusted account value on the day the payment is processed.

DEATH BENEFIT AMOUNTS IN CERTAIN CASES


IF A SPOUSAL BENEFICIARY CONTINUES THE ACCOUNT FOLLOWING THE DEATH OF THE CONTRACT HOLDER/ANNUITANT. If a spousal beneficiary continues the account at the death of a contract holder who was also the annuitant, the spousal beneficiary becomes the annuitant. The option package in effect at the death of the contract holder will also apply to the spousal beneficiary, unless later changed by the spousal beneficiary. The premium bonus option charge, if any, will continue, unless the premium bonus was forfeited when calculating the account value, step-up value and roll-up value on death of the original contract holder/annuitant.


The amount of the death benefit payable at the death of a spousal beneficiary who has continued the account shall be determined under the option package then in effect, except that:

(1) In calculating the sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option, the account value on the claim date following the original contract holder's/annuitant's death shall be treated as the spousal beneficiary's initial purchase payment;

(2) In calculating the step-up value, the step-up value on the claim date following the original contract holder's/annuitant's death shall be treated as the spousal beneficiary's initial step-up value; and

(3) In calculating the roll-up value, the roll-up value on the claim date following the original contract holder's/annuitant's death shall be treated as the initial roll-up value.

IF THE CONTRACT HOLDER IS NOT THE ANNUITANT. Under nonqualified contracts only the death benefit described above under Option Packages I, II and III will not apply if a contract holder (including a spousal beneficiary who has continued the account) who is not also the annuitant dies. In these circumstances the amount paid will be equal to the account value on the date the payment is processed, plus or minus any market value adjustment. An early withdrawal charge may apply to any full or partial payment of this death benefit.

BECAUSE THE DEATH BENEFIT IN THESE CIRCUMSTANCES EQUALS THE ACCOUNT VALUE, PLUS OR MINUS ANY MARKET VALUE ADJUSTMENT, A CONTRACT HOLDER WHO IS NOT ALSO THE ANNUITANT SHOULD SERIOUSLY CONSIDER WHETHER OPTION PACKAGES II AND III ARE SUITABLE FOR THEIR CIRCUMSTANCES.

If the spousal beneficiary who is the annuitant continues the account at the death of the contract holder who was not the annuitant, the annuitant will not change. The option package in effect at the death of the contract holder will also apply to the spousal beneficiary, unless later changed by the spousal beneficiary, and the death benefit payable at the spousal beneficiary's death shall be determined under the option package then in effect.

GUARANTEED ACCOUNT. For amounts held in the Guaranteed Account, see Appendix I for a discussion of the calculation of the death benefit.

DEATH BENEFIT--METHODS OF PAYMENT

FOR QUALIFIED CONTRACTS. Under a qualified contract if the annuitant dies the beneficiary may choose one of the following three methods of payment:

-- Apply some or all of the account value, plus or minus any market value adjustment, to any of the income phase payment options (subject to the Tax Code distribution rules (see "Taxation Minimum Distribution Requirements"));

-- Receive, at any time, a lump-sum payment equal to all or a portion of the account value, plus or minus any market value adjustment; or

-- Elect SWO, ECO or LEO (described in "Systematic Distribution Options"), provided the election would satisfy the Tax Code minimum distribution rules.

PAYMENTS FROM A SYSTEMATIC DISTRIBUTION OPTION. If the annuitant was receiving payments under a systematic distribution option and died before the Tax Code's required beginning date for minimum distributions, payments under the systematic distribution option will stop. The beneficiary, or contract holder on behalf of the beneficiary, may elect a systematic distribution option provided the election is permitted under the Tax Code minimum distribution rules. If the annuitant dies after the required beginning date for minimum distributions, payments will continue as permitted under the Tax Code minimum distribution rules, unless the option is revoked.

DISTRIBUTION REQUIREMENTS. Subject to Tax Code limitations, a beneficiary may be able to defer distribution of the death benefit. Death benefit payments must satisfy the distribution rules in Tax Code Section 401(a)(9). See "Taxation."

FOR NONQUALIFIED CONTRACTS.

(1) If you die and the beneficiary is your surviving spouse, or if you are a non-natural person and the annuitant dies and the beneficiary is the annuitant's surviving spouse, then the beneficiary becomes the successor contract holder. In this circumstance the Tax Code does not require distributions under the contract until the successor contract holder's death.

    As the successor contract holder, the beneficiary may exercise all rights under the account and has the following options:

    (a)  Continue the contract in the accumulation phase;

    (b) Elect to apply some or all of the account value, plus or minus any market value adjustment, to any of the income phase payment options; or

    (c) Receive at any time a lump-sum payment equal to all or a portion of the account value, plus or minus any market value adjustment.

    If you die and are not the annuitant, an early withdrawal charge will apply if a lump sum is elected.

(2) If you die and the beneficiary is not your surviving spouse, he or she may elect option 1(b) or option 1(c) above (subject to the Tax Code distribution rules). See "Taxation--Minimum Distribution Requirements."
    In this circumstance the Tax Code requires any portion of the account value, plus or minus any market value adjustment, not distributed in installments over the beneficiary's life or life expectancy, beginning within one year of your death, must be paid within five years of your death. See "Taxation."

(3) If you are a natural person but not the annuitant and the annuitant dies, the beneficiary may elect option 1(b) or 1(c) above. If the beneficiary does not elect option 1(b) within 60 days from the date of death, the gain, if any, will be included in the beneficiary's income in the year the annuitant dies.

PAYMENTS FROM A SYSTEMATIC DISTRIBUTION OPTION. If the contract holder or annuitant dies and payments were made under SWO, payments will stop. A beneficiary, however, may elect to continue SWO.

TAXATION. In general, payments received by your beneficiary after your death are taxed to the beneficiary in the same manner as if you had received those payments. Additionally, your beneficiary may be subject to tax penalties if he or she does not begin receiving death benefit payments within the time-frame required by the Tax Code. See "Taxation."

[SIDE NOTE]
We may have used the following terms in prior prospectuses:
ANNUITY PHASE--Income Phase
ANNUITY OPTION--Income Phase Payment Option
ANNUITY PAYMENT--Income Phase Payment
[END SIDE NOTE]

THE INCOME PHASE
----------------------------------------------

During the income phase you stop contributing dollars to your account and start receiving payments from your accumulated account value.

INITIATING PAYMENTS. At least 30 days prior to the date you want to start receiving payments you must notify us in writing of all of the following:

-- Payment start date;

-- Income phase payment option (see the income phase payment options table in this section);

-- Payment frequency (i.e., monthly, quarterly, semi-annually or annually);

-- Choice of fixed, variable or a combination of both fixed and variable payments; and

-- Selection of an assumed net investment rate (only if variable payments are elected).

Your account will continue in the accumulation phase until you properly initiate income phase payments. Once an income phase payment option is selected it may not be changed.

WHAT AFFECTS PAYMENT AMOUNTS? Some of the factors that may affect the amount of your income phase payments include your age, gender, account value, the income phase payment option selected, the number of guaranteed payments (if any) selected and whether you select fixed, variable or a combination of both fixed and variable payments and, for variable payments, the assumed net investment rate selected.

FIXED PAYMENTS. Amounts funding fixed income phase payments will be held in the Company's general account. The amount of fixed payments does not vary with investment performance over time.

VARIABLE PAYMENTS. Amounts funding your variable income phase payments will be held in the subaccount(s) you select. Not all subaccounts available during the accumulation phase may be available during the income phase. Payment amounts will vary depending upon the performance of the subaccounts you select. For variable income phase payments, you must select an assumed net investment rate.

ASSUMED NET INVESTMENT RATE. If you select variable income phase payments, you must also select an assumed net investment rate of either 5% or 3 1/2%. If you select a 5% rate, your first income phase payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3 1/2% rate, your first income phase payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon changes to the net investment rate of the subaccounts you selected. For more information about selecting an assumed net investment rate, call us for a copy of the SAI. See "Contract Overview--Questions: Contacting the Company."

MINIMUM PAYMENT AMOUNTS. The income phase payment option you select must result in:

-- A first income phase payment of at least $50; and

-- Total yearly income phase payments of at least $250.

If your account value is too low to meet these minimum payment amounts, you will receive one lump-sum payment. Unless prohibited by law, we reserve the right to increase the minimum payment amount based on increases reflected in the Consumer Price Index-Urban (CPI-U) since July 1, 1993.

RESTRICTIONS ON START DATES AND THE DURATION OF PAYMENTS. Income phase payments may not begin during the first account year, or, unless we consent, later than the later of:

(a)  The first day of the month following the annuitant's 85(th) birthday; or
(b)  The tenth anniversary of the last purchase payment made to your account.

Income phase payments will not begin until you have selected an income phase payment option. Failure to select an income phase payment option by the later of the annuitant's 85th birthday or the tenth anniversary of your last purchase payment may have adverse tax consequences. You should consult with a qualified tax adviser if you are considering delaying the selection of an income phase payment option before the later of these dates.

For qualified contracts only, income phase payments may not extend beyond:

(a)  The life of the annuitant;

(b)  The joint lives of the annuitant and beneficiary;

(c)  A guaranteed period greater than the annuitant's life expectancy; or

(d) A guaranteed period greater than the joint life expectancies of the annuitant and beneficiary.

When income phase payments start the age of the annuitant plus the number of years for which payments are guaranteed may not exceed 95.


If income phase payments start when the annuitant is at an advanced age, such as over 85, it is possible that the contract will not be considered an annuity for federal tax purposes.


See "Taxation" for further discussion of rules relating to income phase payments.

CHARGES DEDUCTED.

-- If variable income phase payments are selected, we make a daily deduction for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable income phase payments and a nonlifetime income phase payment option, we still make this deduction from the subaccounts you select, even though we no longer assume any mortality risks. The amount of this charge, on an annual basis, is equal to 1.25% of amounts invested in the subaccounts. See "Fees--Mortality and Expense Risk Charge."

-- There is currently no administrative expense charge during the income phase.
   We reserve the right, however, to charge an administrative expense charge of up to 0.25% during the income phase. If imposed, we deduct this charge daily from the subaccounts corresponding to the funds you select. If we are imposing this charge when you enter the income phase, the charge will apply to you during the entire income phase. See "Fees--Administrative Expense Charge."

-- If you elected the premium bonus option and variable income phase payments, we may also deduct the premium bonus option charge. We deduct this charge daily during the first seven account years from the subaccounts corresponding to the funds you select. If fixed income phase payments are selected, this charge may be reflected in the income phase payment rates. See "Fees--Premium Bonus Option Charge."

DEATH BENEFIT DURING THE INCOME PHASE. The death benefits that may be available to a beneficiary are outlined in the income phase payment options table below. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the request for the payment in good order at our Home Office. If continuing income phase payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the income phase payment option specifically allows a withdrawal right. We will calculate the value of any death benefit at the next valuation after we receive proof of death and a request for payment. Such value will be reduced by any payments made after the date of death.

BENEFICIARY RIGHTS. A beneficiary's right to elect an income phase payment option or receive a lump-sum payment may have been restricted by the contract holder. If so, such rights or options will not be available to the beneficiary.

PARTIAL ENTRY INTO THE INCOME PHASE. You may elect an income phase payment option for a portion of your account dollars, while leaving the remaining portion invested in the accumulation phase. Whether the Tax Code considers such payments taxable as income phase payments or as withdrawals is currently unclear; therefore, you should consult with a qualified tax adviser before electing this option. The same or different income phase payment option may be selected for the portion left invested in the accumulation phase.

TAXATION. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an income phase payment option, the Tax Code requires that your expected payments will not exceed certain durations. See "Taxation" for additional information.

PAYMENT OPTIONS.

The following table lists the income phase payment options and accompanying death benefits available during the income phase. We may offer additional income phase payment options under the contract from time to time. Once income phase payments begin the income phase payment option selected may not be changed.

TERMS TO UNDERSTAND:

ANNUITANT(S):
The person(s) on whose life expectancy(ies) the income phase payments are based.

BENEFICIARY(IES): The person(s) or entity(ies) entitled to receive a death benefit under the contract.

                     LIFETIME INCOME PHASE PAYMENT OPTIONS

                            LENGTH OF PAYMENTS: For as long as the annuitant lives. It is possible that only one payment will be
  Life Income               made if the annuitant dies prior to the second payment's due date.
                            DEATH BENEFIT--NONE: All payments end upon the annuitant's death.
                            LENGTH OF PAYMENTS: For as long as the annuitant lives, with payments guaranteed for your choice of
                            5 to 30 years or as otherwise specified in the contract.
  Life Income--             DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If the annuitant dies before we have made all the
  Guaranteed                guaranteed payments, we will continue to pay the beneficiary the remaining payments, unless the
  Payments                  beneficiary elects to receive a lump-sum payment equal to the present value of the remaining guaranteed payments.
                            LENGTH OF PAYMENTS: For as long as either annuitant lives. It is possible that only one payment will be made if both annuitants die before the second payment's due date.
                            CONTINUING PAYMENTS: When you select this option you choose for:
                            (a) 100%, 66 2/3% or 50% of the payment to continue to the surviving annuitant after the first
  Life Income--Two Lives        death; or
                            (b) 100% of the payment to continue to the annuitant on the second annuitant's death, and 50% of the payment to continue to the second annuitant on the annuitant's death.
                            DEATH BENEFIT--NONE: All payments end upon the death of both annuitants.
                            LENGTH OF PAYMENTS: For as long as either annuitant lives, with payments guaranteed from 5 to 30 years or as otherwise specified in the contract.
                            CONTINUING PAYMENTS: 100% of the payment to continue to the surviving annuitant after the first
  Life Income--Two Lives--  death.
  Guaranteed                DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If both annuitants die before we have made all the
  Payments                  guaranteed payments, we will continue to pay the beneficiary the remaining payments, unless the beneficiary elects to receive a lump-sum payment equal to the present value of the remaining guaranteed payments.
  Life Income--Cash Refund  LENGTH OF PAYMENTS: For as long as the annuitant lives.
  Option (limited           DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: Following the annuitant's death, we will pay a lump sum
  availability--fixed       payment equal to the amount originally applied to the income phase payment option (less any
  payments only)            applicable premium tax) and less the total amount of income payments paid.
                            LENGTH OF PAYMENTS: For as long as either annuitant lives.
  Life Income--Two Lives--  CONTINUING PAYMENTS: 100% of the payment to continue after the first death.
  Cash Refund Option        DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: When both annuitants die we will pay a lump-sum payment
  (limited availability--   equal to the amount applied to the income phase payment option (less any applicable premium tax) and
  fixed payments only)      less the total amount of income payments paid.
                                             NONLIFETIME INCOME PHASE PAYMENT OPTION
                            LENGTH OF PAYMENTS: You may select payments for 5 to 30 years (15 to 30 years if you elected the premium bonus option). In certain cases a lump-sum payment may be requested at any time (see below).
  Nonlifetime--Guaranteed   DEATH BENEFIT--PAYMENT TO THE BENEFICIARY: If the annuitant dies before we make all the guaranteed
  Payments                  payments, we will continue to pay the beneficiary the remaining payments, unless the beneficiary elects to receive a lump-sum payment equal to the present value of the remaining guaranteed payments. We will not impose any early withdrawal charge.
  LUMP-SUM PAYMENT: If the "Nonlifetime--Guaranteed Payments" option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one lump sum. Any such lump-sum payments will be treated as a withdrawal during the accumulation phase and we will charge any applicable early withdrawal charge. See
  "Fees--Early Withdrawal Charge." Lump-sum payments will be sent within seven calendar daysafter we receive the request for payment in good order at the Home Office.

CALCULATION OF LUMP-SUM PAYMENTS: If a lump-sum payment is available under the income phase payment options above, the rate used to calculate the present value of the remaining guaranteed payments is the same rate we used to calculate the income phase payments (i.e., the actual fixed rate used for fixed payments or the 3 1/2% or 5% assumed net investment rate used for variable payments).

NEW YORK CONTRACTS
----------------------------------------------

Some of the fees, features and benefits of the contract are different if it is issued in the State of New York. This section identifies the different features and benefits and replaces the portions of this prospectus that contain the differences with information that relates specifically to New York contacts. This section should be read in conjunction with the rest of this prospectus. The fees that apply to New York contracts are described in the "Fee Table" and "Fees" sections of this prospectus.

CONTRACT OVERVIEW--CONTRACT FACTS. The following information about New York contracts replaces the "Contract Facts" subsection in the "Contract Overview" section of this prospectus:

                                 CONTRACT FACTS
-------------------------------------------------------------------

OPTION PACKAGES: There are three option packages available under the contract. You select an option package at the time of application. Each option package is distinct. The differences are summarized as follows:

                     OPTION PACKAGE I          OPTION PACKAGE II             OPTION PACKAGE III
 Mortality and
 Expense Risk
 Charge(1):                0.80%                     1.10%                          1.25%
 Death            The greater of:           The greatest of:          The greatest of:
 Benefit(2) on    (1) The sum of all        (1) The sum of all        (1) The sum of all purchase
 Death of the         purchase payments,        purchase payments,        payments, adjusted for
 Annuitant(3):        adjusted for              adjusted for              amounts withdrawn or applied
                      amounts withdrawn         amounts withdrawn         to an income phase payment
                      or applied to an          or applied to an          option as of the claim date;
                      income phase              income phase              or
                      payment option as         payment option as     (2) The account value on the
                      of the claim date;        of the claim date;        claim date; or
                      or                        or                    (3) The "step-up value" on the
                  (2) The account value     (2) The account value         claim date.(4)
                      on the claim date.        on the claim date;
                                                or
                                            (3) The "step-up value"
                                                on the claim date.
 Minimum             NON-                      NON-                        NON-
 Initial          QUALIFIED:   QUALIFIED:   QUALIFIED:   QUALIFIED:     QUALIFIED:        QUALIFIED:
 Payment/          $15,000       $1,500       $5,000       $1,500         $5,000            $1,500
 Account
 Value(5):
 Free               10% of your account       10% of your account            10% of your account
Withdrawals(6):     value each account        value each account             value each account
                   year, non-cumulative.     year, non-cumulative.          year, cumulative to a
                                                                                maximum 30%.
 Nursing Home
 Waiver--
 Waiver of             Not Available             Not Available                  Not Available
 Early
 Withdrawal
 Charge(7):

(1)  See "Fee Table" and "Fees."

(2) See "Death Benefit." If a death benefit is payable based on account value or step-up value, the death benefit will not include any premium bonus credited to the account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture" in this section.
(3) When a contract holder who is not the annuitant dies, the amount of the death benefit is not the same as shown above under each option package. See "Death Benefit." Therefore, contract holders who are not also the annuitant should seriously consider whether Option Packages II and III are suitable for their circumstances.
(4) The death benefit is the same under Option Packages II and III for contracts issued in New York. Therefore, contract holders of contracts issued in New York should seriously consider whether Option Package III is suitable for their circumstances.
(5)  See "Purchase and Rights."
(6)  See "Fees."
(7)  See "Fees."

PREMIUM BONUS OPTION--FORFEITURE. The following information about New York contracts replaces the "Forfeiture" subsection in the "Premium Bonus Option" section of this prospectus:

FORFEITURE. In each of the following circumstances all or part of a premium bonus credited to your account will be forfeited:

-- If you exercise your free look privilege and cancel your contract. See "Right to Cancel."


-- If a death benefit is payable based on account value or step-up value, but only the amount of any premium bonus credited to the account after or within 12 months of the date of death. See "Death Benefit--Premium Bonus."


-- If all or part of a purchase payment for which a premium bonus was credited is withdrawn during the first seven account years. The amount of the premium bonus forfeited will be calculated by:

(1) Determining the amount of the premium bonus that is subject to forfeiture according to the following table:

                                                                        AMOUNT
                                                                        OF
                                                                        PREMIUM
                                                                        BONUS
                                                                        SUBJECT
                    COMPLETED ACCOUNT YEARS                             TO
                    AT THE TIME OF THE WITHDRAWAL                       FORFEITURE
                    Less than 1                                         100%
                    1 or more but less than 2                           100%
                    2 or more but less than 3                           100%
                    3 or more but less than 4                           100%
                    4 or more but less than 5                           100%
                    5 or more but less than 6                           75%
                    6 or more but less than 7                           50%
                    7 or more                                           0%

(2) And multiplying that amount by the same percentage as the amount withdrawn subject to the early withdrawal charge is to the total of all purchase payments made to the account during the first account year.

The following hypothetical example illustrates how the forfeiture of premium bonus is calculated when you withdraw all or part of a purchase payment for which a premium bonus was credited during the first seven account years.

               PURCHASE    PREMIUM   ACCOUNT   WITHDRAWAL
    DATE       PAYMENT      BONUS     VALUE      AMOUNT           EXPLANATION

                                                           You make a $100,000
                                                           initial purchase payment
                                                           and we credit your
                                                           account with a 4%
                                                           ($4,000) premium bonus.
                                                           Your beginning account
                                                           value equals $104,000.
 May 2, 2001   $100,000    $4,000    $104,000      --

                                                           Assume that your account
                                                           value grows to $120,000
                                                           over the next three years
                                                           and you request a $30,000
                                                           withdrawal. $18,000 of
                                                           that $30,000 will be
                                                           subject to an early
                                                           withdrawal charge
                                                           ($30,000 minus $12,000
                                                           (the 10% free withdrawal
                                                           amount, see "Fees--Free
                                                           Withdrawals")) and you
                                                           would pay a $720 early
                                                           withdrawal charge (4% of
                                                           $18,000). Additionally,
                                                           100% of the premium bonus
                                                           is subject to forfeiture
                                                           according to the table
                                                           above, and because
                                                           $18,000 is 18% of the
                                                           $100,000 purchase payment
                                                           made in the first account
                                                           year, 18% of your $4,000
                                                           premium bonus, or $720,
                                                           would be forfeited.*
 May 2, 2004      --         --      $120,000   $30,000


* This example assumes that either Option Package I or II has been in effect since you purchased the contract. If Option Package III has been in effect since inception, none of the withdrawal would be subject to an early withdrawal charge because the 30% cumulative free withdrawal amount ($36,000) would be greater than the amount of the withdrawal. See "Fees--Free Withdrawals." Therefore, the withdrawal would not result in forfeiture of any of the premium bonus.

DEATH BENEFIT--DEATH BENEFIT AMOUNT. The following information about New York contracts replaces the "Death Benefit Amount" subsection in the "Death Benefit" section of this prospectus:

DEATH BENEFIT AMOUNT. The death benefit depends upon the option package in effect on the date the annuitant dies.

                    OPTION PACKAGE I      OPTION PACKAGE II     OPTION PACKAGE III**
 Death Benefit    The greater of:        The greatest of:       The greatest of:
 on Death of      (1) The sum of all     (1) The sum of all     (1) The sum of all
 the Annuitant:       purchase               purchase               purchase
                      payments,              payments,              payments,
                      adjusted for           adjusted for           adjusted for
                      amounts                amounts                amounts
                      withdrawn or           withdrawn or           withdrawn or
                      applied to an          applied to an          applied to an
                      income phase           income phase           income phase
                      payment option         payment option         payment option
                      as of the claim        as of the claim        as of the claim
                      date; or               date; or               date; or
                  (2) The account        (2) The account        (2) The account
                      value* on the          value* on the          value* on the
                      claim date.            claim date; or         claim date; or
                                         (3) The "step-up       (3) The "step-up
                                             value"* (as            value"* (as
                                             described below)       described below)
                                             on the claim           on the claim
                                             date.                  date.**

* For purposes of calculating the death benefit, the account value and step-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture."

** For contracts issued in the State of New York, the benefit payable upon the death of the annuitant under Option Package III is the same as that described under Option Package II. Therefore, contract holders of contracts issued in New York should seriously consider whether Option Package III is suitable for their circumstances.

STEP-UP VALUE. On the schedule effective date, the step-up value is equal to the greater of:

-- The account value; or

-- The step-up value, if any, calculated on the account anniversary prior to the schedule effective date, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year.

Thereafter, once each year on the anniversary of the schedule effective date until the anniversary immediately preceding the annuitant's 85th birthday or death, whichever is earlier, the step-up value is equal to the greater of:

-- The step-up value most recently calculated, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year; or

-- The account value on that anniversary of the schedule effective date.

On each anniversary of the schedule effective date after the annuitant's 85th birthday, the step-up value shall be equal to the step-up value on the anniversary immediately preceding the annuitant's 85th birthday, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

On the claim date, the step-up value shall equal the step-up value on the anniversary of the schedule effective date immediately preceding the annuitant's death, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

For purposes of calculating the death benefit, the step-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See "Premium Bonus Option--Forfeiture" above.

[SIDE NOTE]
IN THIS SECTION
INTRODUCTION
CONTRACT TYPE
WITHDRAWALS AND OTHER DISTRIBUTIONS
   - Taxation of Distributions
   - 10% Penalty Tax
   - Withholding for Federal Income Tax Liability
MINIMUM DISTRIBUTION REQUIREMENTS
   - 50% Excise Tax
   - Minimum Distribution of Death Benefit Proceeds (403(b) Plans and 408(b) and 408A IRAs)
   - Minimum Distribution of Death Benefit Proceeds (Nonqualified Contracts) RULES SPECIFIC TO CERTAIN PLANS
   - 403(b) Plans
   - 408(b) and 408A IRAs
TAXATION OF NONQUALIFIED CONTRACTS
TAXATION OF THE COMPANY
When consulting a tax adviser, be certain that he or she has expertise in the Tax Code sections applicable to your tax concerns.
[END SIDE NOTE]

TAXATION
----------------------------------------------

INTRODUCTION

This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:
-- Your tax position (or the tax position of the beneficiary, as applicable)
   determines federal taxation of amounts held or paid out under the contract; -- Tax laws change. It is possible that a change in the future could affect contracts issued in the past;
-- This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;
-- We do not make any guarantee about the tax treatment of the contract or any transaction involving the contract; and
-- Contract holder means the contract holder of an individually owned contract or the certificate holder of a group contract.

 We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser. For more comprehensive information contact the Internal Revenue Service (IRS).

TAXATION OF GAINS PRIOR TO DISTRIBUTION. You generally will not pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements under Tax Code sections 403(b), 408(b) and 408A also generally defer payment of taxes on earnings until they are withdrawn. (See "Taxation of Distributions" later in this "Taxation" section for a discussion of how distributions under the various types of arrangements are taxed.) If you are considering funding one of these tax-qualified retirement arrangements with an annuity contract, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your decision with your financial representative.

Additionally, although earnings under the contract are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances income and gains from the separate account assets would be currently includible in the variable contract owner's gross income. The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract holder from being considered the federal tax owner of a pro rata share of the assets of the separate account.

DIVERSIFICATION. Tax Code section 817(h) requires that in a nonqualified contract the investments of the funds be "adequately diversified" in accordance with Treasury Regulations in order for the contract to qualify as an annuity contract under federal tax law. The separate account, through the funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affects how the funds' assets may be invested.

CONTRACT TYPE

The contract is designed for use on a non-tax qualified basis as a nonqualified contract or with certain retirement arrangements that qualify under Tax Code sections 403(b), 408(b) or 408A.

TAX RULES. The tax rules vary according to whether the contract is a nonqualified contract or used with a qualified retirement arrangement. If used with a qualified retirement arrangement, you need to know the Tax Code section under which your arrangement qualifies. Contact your plan sponsor, sales representative or the Company to learn which Tax Code section applies to your arrangement.

THE CONTRACT. Contract holders are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Legal counsel and a tax adviser should be consulted regarding the suitability of the contract. If the contract is purchased in conjunction with a retirement plan, the plan is not a part of the contract and we are not bound by the plan's terms or conditions.

WITHDRAWALS AND OTHER DISTRIBUTIONS

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from the contract including withdrawals, income phase payments, rollovers, exchanges and death benefit proceeds.

We report the taxable portion of all distributions to the IRS.

TAXATION OF DISTRIBUTIONS

NONQUALIFIED CONTRACTS. A full withdrawal of a nonqualified contract is taxable to the extent that the amount received exceeds the investment in the contract. A partial withdrawal is taxable to the extent that the account value immediately before the withdrawal exceeds the investment in the contract. In other words, a partial withdrawal is treated first as a withdrawal of taxable earnings.

For income phase payments a portion of each payment which represents the investment in the contract is not taxable. An exclusion ratio is calculated to determine the nontaxable portion.

For fixed income phase payments in general, there is no tax on the portion of each payment which represents the same ratio that the investment in the contract bears to the total dollar amount of the expected payments as defined in Tax Code section 72(c). The entire annuity payment will be taxable once the recipient has recovered the investment in the contract.

For variable income phase payments, an equation is used to establish a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The entire payment will be taxable once the recipient has recovered the investment in the contract.

All deferred nonqualified annuity contracts that are issued by the Company (or its affiliates) to the same contract holder during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code section 72(e) through the serial purchase of annuity contracts or otherwise.

403(B) PLANS. All distributions from these plans are taxed as received unless either of the following is true:

-- The distribution is rolled over to another plan of the same type or to a traditional IRA in accordance with the Tax Code; or

-- You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed according to the rules detailed in the Tax Code.

408(B) IRAS. All distributions from a traditional IRA are taxed as received unless either one of the following is true:

-- The distribution is rolled over to another traditional IRA or, if the IRA contains only amounts previously rolled over from a 401(a), 401(k) or 403(b) plan, the distribution is transferred to another plan of the same type; or

-- You made after-tax contributions to the plan. In this case the distribution will be taxed according to rules detailed in the Tax Code.

408A ROTH IRAS. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

-- Made after the five-taxable year period beginning with the first taxable year for which a contribution was made; and

-- Made after you attain age 59 1/2, die, become disabled as defined in the Tax
   Code or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. A partial distribution will first be treated as a return of contributions which is not taxable and then as taxable accumulated earnings.

TAXATION OF DEATH BENEFIT PROCEEDS. In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.

10% PENALTY TAX

Under certain circumstances the Tax Code may impose a 10% penalty tax on the taxable portion of any distribution from a nonqualified contract or from a contract used with a 403(b), 408(b) or 408A arrangement.

NONQUALIFIED CONTRACTS. The 10% penalty tax applies to the taxable portion of a distribution from a nonqualified annuity unless certain exceptions apply, including one or more of the following:

(a)  You have attained age 59 1/2;

(b)  You have become disabled as defined in the Tax Code;
(c)  You have died;
(d) The distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary; or
(e) The distribution is allocable to investment in the contract before August 14, 1982.

403(B) PLANS. The 10% penalty tax applies to the taxable portion of a distribution from a 403(b) plan, unless certain exceptions apply, including one or more of the following:

(a)  You have attained age 59 1/2;
(b)  You have become disabled as defined in the Tax Code;
(c)  You have died;
(d)  You have separated from service with the plan sponsor at or after age 55;
(e) The distribution is rolled over into another plan of the same type or to an IRA in accordance with the Tax Code;
(f) You have separated from service with the plan sponsor and the distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary; or
(g) The distribution is equal to unreimbursed medical expenses that qualify for deduction as specified in the Tax Code.

408(B) AND 408A IRAS. In general, except for (d), the exceptions for 403(b) plans also apply to distributions from an IRA, including a distribution from a Roth IRA that is not a qualified distribution or a rollover to a Roth IRA that is not a qualified rollover contribution. The penalty tax is also waived on a distribution made from an IRA to pay for health insurance premiums for certain unemployed individuals or used for a qualified first-time home purchase or for higher education expenses.

WITHHOLDING FOR FEDERAL INCOME TAX LIABILITY

Any distributions under the contract are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status.

NONQUALIFIED CONTRACTS. Generally, you or a beneficiary may elect not to have tax withheld from distributions.


403(B) PLANS. Generally, distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain distributions described in the Tax Code.


408(B) AND 408A IRAS. Generally, you or a beneficiary may elect not to have tax withheld from distributions.

NON-RESIDENT ALIENS. If you or your beneficiary are non-resident aliens, then any withholding is governed by Tax Code section 1441 based on the individual's citizenship, the country of domicile and treaty status.

MINIMUM DISTRIBUTION REQUIREMENTS

To avoid certain tax penalties, you and any beneficiary must meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to either nonqualified contracts or Roth IRA contracts, except with regard to death benefits. These rules may dictate one or more of the following:

-- Start date for distributions;

-- The time period in which all amounts in your account(s) must be distributed;
   or

-- Distribution amounts.


THE RULES ARE COMPLEX AND YOU AND ANY BENEFICIARY SHOULD CONSULT WITH A TAX ADVISER BEFORE ELECTING THE METHOD OF CALCULATION TO SATISFY THE MINIMUM DISTRIBUTION REQUIREMENTS. THESE RULES ARE SUBJECT TO CHANGE AS A RESULT OF NEW REGULATIONS PROPOSED BY THE IRS ON JANUARY 17, 2001.


START DATE. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless:

-- You are a 5% owner or the contract is an IRA, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 70 1/2; or

-- Under 403(b) plans, if the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

TIME PERIOD. We must pay out distributions from the contract over one of the following time periods:

-- Over your life or the joint lives of you and your beneficiary; or

-- Over a period not greater than your life expectancy or the joint life expectancies of you and your beneficiary.

50% EXCISE TAX

If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

MINIMUM DISTRIBUTION OF DEATH BENEFIT PROCEEDS
(403(B) PLANS AND 408(B) AND 408A IRAS)

The following applies to 403(b), 408(b) and 408A arrangements. Different distribution requirements apply if your death occurs:

-- After you begin receiving minimum distributions under the contract; or

-- Before you begin receiving such distributions.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Tax Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The rules differ, depending upon:

-- Whether your minimum required distribution was calculated each year based on your single life expectancy or the joint life expectancies of you and your beneficiary; or

-- Whether life expectancy was recalculated.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2001, your entire balance must be distributed to the beneficiary by December 31, 2006. However, if distributions begin by December 31 of the calendar year following the calendar year of your death, then payments may be made over either of the following time-frames:

-- Over the life of the beneficiary; or

-- Over a period not extending beyond the life expectancy of the beneficiary.

START DATES FOR SPOUSAL BENEFICIARIES. If the beneficiary is your spouse, distributions must begin on or before the later of the following:

-- December 31 of the calendar year following the calendar year of your death;
   or

-- December 31 of the calendar year in which you would have attained age 70 1/2.

SPECIAL RULE FOR IRA SPOUSAL BENEFICIARIES. In lieu of taking a distribution under these rules, a spousal beneficiary may elect to treat the account as his or her own IRA and defer taking a distribution until his or her age 70 1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account or fails to take a distribution within the required time period.

MINIMUM DISTRIBUTION OF DEATH BENEFIT PROCEEDS
(NONQUALIFIED CONTRACTS)

DEATH OF THE CONTRACT HOLDER. The following requirements apply to nonqualified contracts at your death. Different distribution requirements apply if your death occurs:

-- After you begin receiving income phase payments under the contract; or

-- Before you begin receiving such distributions.

If your death occurs after you begin receiving income phase payments, distributions must be made at least as rapidly as under the method in effect at the time of your death.


If your death occurs before you begin receiving income phase payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 2001, your entire balance must be distributed by August 31, 2006. However, if distributions begin within one year of your death, then payments may be made over one of the following time-frames:


-- Over the life of the beneficiary; or

-- Over a period not extending beyond the life expectancy of the beneficiary.

SPOUSAL BENEFICIARIES. If the beneficiary is your spouse, the account may be continued with the surviving spouse as the new contract holder.

DEATH OF ANNUITANT. If the contract holder is a non-natural person and the annuitant dies, the same rules apply as outlined above for death of a contract holder. If the contract holder is a natural person but not the annuitant and the annuitant dies, the beneficiary must elect an income phase payment option within 60 days of the date of death, or any gain under the contract will be includible in the beneficiary's income in the year the annuitant dies.

RULES SPECIFIC TO CERTAIN PLANS

403(B) PLANS

Under Tax Code section 403(b), contributions made by public school systems or nonprofit healthcare organizations and other Tax Code section 501(c)(3) tax exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee.

ASSIGNMENT OR TRANSFER OF CONTRACTS. Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to any person except to an alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p) or to the Company as collateral for a loan.

EXCLUSIONS FROM GROSS INCOME. In order to be excludable from gross income, total annual contributions made by you and your employer to a 403(b) plan cannot exceed the lesser of the following limits set by the Tax Code:


-- The first limit, under Tax Code section 415, is generally the lesser of 25% of your compensation or $35,000. Compensation means your compensation from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under Tax Code section 402(g) and any amounts not includible in gross income under Tax Code sections 125 or 457;


-- The second limit, which is the exclusion allowance under Tax Code section 403(b), is usually calculated according to a formula that takes into account your length of employment, any pretax contributions you and your employer have already made under the plan and any pretax contributions to certain other retirement plans; or

-- An additional limit specifically limits your salary reduction contributions to generally no more than $10,000 annually (subject to indexing). Your own limit may be higher or lower, depending upon certain conditions.

The first two limits apply to your contributions as well as to any contributions made by your employer on your behalf.

Purchase payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements.

RESTRICTIONS ON DISTRIBUTIONS. Tax Code section 403(b)(11) restricts the distribution under Tax Code section 403(b) contracts of:
(1) Salary reduction contributions made after December 31, 1988;
(2) Earnings on those contributions; and
(3) Earnings during such period on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon your death, attainment of age 59 1/2, separation from service, disability or financial hardship. Income attributable to salary reduction contributions and credited on or after January 1, 1989, may not be distributed in the case of hardship.

408(B) AND 408A IRAS

Tax Code section 408(b) permits eligible individuals to contribute to a traditional IRA on a pre-tax (deductible) basis. Employers may establish Simplified Employee Pension (SEP) plans and contribute to a traditional IRA owned by the employee. Tax Code section 408A permits eligible individuals to contribute to a Roth IRA on an after-tax (nondeductible) basis.

ASSIGNMENT OR TRANSFER OF CONTRACTS. Adverse tax consequences may result if you assign or transfer your interest in the contract to persons other than your spouse incident to a divorce.

ELIGIBILITY. Eligibility to contribute to a traditional IRA on a pre-tax basis or to establish a Roth IRA or to roll over or transfer from a traditional IRA to a Roth IRA depends upon your adjusted gross income.

ROLLOVERS AND TRANSFERS. Rollovers and direct transfers are permitted from a 401, 403(a) or a 403(b) arrangement to a traditional IRA. Distributions from these arrangements are not permitted to be transferred or rolled over to a Roth IRA. A Roth IRA can accept transfers/rollovers only from a traditional IRA, subject to ordinary income tax, or from another Roth IRA.

TAXATION OF NONQUALIFIED CONTRACTS

IN GENERAL. Tax Code section 72 governs taxation of annuities in general. Under a nonqualified contract if you are a natural person you generally are not taxed on increases in the account value until distribution occurs by withdrawing all or part of such account value. The taxable portion of a distribution is taxable as ordinary income.

NON-NATURAL HOLDERS OF A NONQUALIFIED CONTRACT. If you are not a natural person, a nonqualified contract generally is not treated as an annuity for income tax purposes and the income on the contract for the taxable year is currently taxable as ordinary income. Income on the contract is any increase over the year in the surrender value, adjusted for purchase payments made during the year, amounts previously distributed and amounts previously included in income. There are some exceptions to this rule and a non-natural person should consult with its tax adviser prior to purchasing the contract. A non-natural person exempt from federal income taxes should consult with its tax adviser regarding treatment of income on the contract for purposes of the unrelated business income tax. When the contract holder is not a natural person, a change in annuitant is treated as the death of the contract holder.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A NONQUALIFIED CONTRACT. A transfer of ownership of a nonqualified contract, the designation of an annuitant, payee or other beneficiary who is not also the contract holder, the selection of certain annuity dates or the exchange of a contract may result in certain tax consequences. The assignment, pledge or agreement to assign or pledge any portion of the account value generally will be treated as a distribution. Anyone contemplating any such designation, transfer, assignment, selection or exchange should contact a tax adviser regarding the potential tax effects of such a transaction.

TAXATION OF THE COMPANY

We are taxed as a life insurance company under the Tax Code. Variable Annuity Account B is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company" but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.

OTHER TOPICS
----------------------------------------------

THE COMPANY

We issue the contract described in this prospectus and are responsible for providing each contract's insurance and annuity benefits.


We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. Through a merger our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954).


We are engaged in the business of issuing life insurance and annuities. Our principal executive offices are located at:
            151 Farmington Avenue
            Hartford, Connecticut 06156

VARIABLE ANNUITY ACCOUNT B


We established Variable Annuity Account B (the separate account) in 1976 under Connecticut Law as a continuation of the separate account established in 1974 under Arkansas Law of Aetna Variable Annuity Life Insurance Company. The separate account was established as a segregated asset account to fund variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the "40 Act"). It also meets the definition of "separate account" under the federal securities laws.


The separate account is divided into subaccounts. The subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contract are obligations of the Company.

CONTRACT DISTRIBUTION



Our subsidiary, Aetna Investment Services, LLC (AIS), serves as the principal underwriter for the contract. AIS, a Delaware limited liability company, is registered as a broker-dealer with the SEC. AIS is also a member of the National Association of Security Dealers, Inc. (NASD) and the Securities Investor Protection Corporation. AIS' principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.



The contract is offered to the public by individuals who are registered representatives of AIS or other broker-dealers which have entered into a selling arrangement with AIS.



AIS may also enter into these arrangements with banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934 pursuant to legal and regulatory exceptions.



We refer to AIS and the other broker-dealers selling the contract as "distributors."



All registered representatives selling the contract must also be licensed as insurance agents for the Company.



Occasionally AIS may enter into arrangements with independent entities to help find broker-dealers or banks interested in distributing the contract or to provide training, marketing and other sales-related functions or administrative services. AIS will reimburse such entities for expenses related to and may pay fees to such entities in return for these services.



AIS may offer customers of certain broker-dealers special guaranteed rates in connection with the Guaranteed Account offered through the contract and may negotiate different commissions for these broker-dealers.



AIS may also contract with independent third party broker-dealers who will act as wholesalers by assisting them in selecting broker-dealers or banks interested in acting as distributors. These wholesalers may also provide training, marketing and other sales related functions for the Company and the distributors and may provide certain administrative services in connection with the contract. AIS may pay such wholesalers compensation based on payments to contracts purchased through distributors that they select.



AIS may also designate third parties to provide services in connection with the contract such as reviewing applications for completeness and compliance with insurance requirements and providing the distributors with approved marketing material, prospectuses or other supplies. These parties will also receive payments for their services based on purchase payments, to the extent such payments are allowed by applicable securities laws. AIS will pay all costs and expenses related to these services.



PAYMENT OF COMMISSIONS



Persons who offer and sell the contract may be paid commissions and service fees. Distributors will be paid commissions up to an amount currently equal to 7% of purchase payments or as a combination of a certain percentage of purchase payments at time of sale and a trail commission as a percentage of assets. Under the latter arrangement commission payments may exceed 7% of purchase payments over the life of the contract. Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and education and/or business seminars. However, any such compensation will be paid in accordance with NASD rules. In addition, we may provide additional compensation to the Company's supervisory and other management personnel if the overall amount of investments in funds advised by the Company or its affiliates increases over time. The total compensation package for sales, supervisory and management personnel of affiliated or related broker-dealers may be positively impacted if the overall amount of investments in the contract and other products issued or advised by the Company or its affiliates increases over time.


We pay these commissions, fees and related distribution expenses out of any early withdrawal charges assessed or out of our general assets, including investment income and any profit from investment advisory fees and mortality and expense risk charges. No additional deductions or charges are imposed for commissions and related expenses.

PAYMENT DELAY OR SUSPENSION

We reserve the right to suspend or postpone the date of any payment of benefits or values under any one of the following circumstances:

-- On any valuation date when the New York Stock Exchange is closed (except customary weekend and holiday closings) or when trading on the New York Stock Exchange is restricted;

-- When an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the subaccount's assets; or

-- During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

PERFORMANCE REPORTING

We may advertise different types of historical performance for the subaccounts including:

-- Standardized average annual total returns; and

-- Non-standardized average annual total returns.


STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccounts over the most recent one, five and ten-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account. Standardized average annual total returns reflect deduction of all recurring charges during each period (i.e., mortality and expense risk charges, annual maintenance fees, administrative expense charges, if any, and any applicable early withdrawal charges), but currently do not include the premium bonus or the deduction of any premium bonus option charge. To the extent permitted by applicable law, we may include the premium bonus and any corresponding premium bonus charge in standardized average annual total returns in the future.


NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we do not include the deduction of any applicable early withdrawal charge. Some non-standardized returns may also exclude the effect of a maintenance fee. If we reflected these charges in the calculation, they would decrease the level of performance reflected by the calculation. Non-standardized returns may also include performance from the fund's inception date, if that date is earlier than the one we use for standardized returns. Non-standardized calculations do not include the premium bonus or premium bonus option charge.

We may also advertise ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising, you may request a Statement of Additional Information
(SAI) by calling us at the number listed in "Contract Overview--Questions:
Contacting the Company."

VOTING RIGHTS

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the subaccount. If you are a contract holder under a group contract, you have a fully vested interest in the contract and may instruct the group contract holder how to direct the Company to cast a certain number of votes. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes (including fractional votes) you are entitled to direct will be determined as of the record date set by any fund you invest in through the subaccounts.

-- During the accumulation phase the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund.

-- During the income phase the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.

CONTRACT MODIFICATIONS

We may change the contract as required by federal or state law or as otherwise permitted in the contract. In addition, we may, upon 30 days' written notice to the group contract holder, make other changes to a group contract that would apply only to individuals who become participants under that contract after the effective date of such changes. If a group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

TRANSFER OF OWNERSHIP: ASSIGNMENT

We will accept assignments or transfers of ownership of a nonqualified contract or a qualified contract where such assignments or transfers are not prohibited, with proper notification. The date of any assignment or transfer of ownership will be the date we receive the notification at our Home Office. An assignment or transfer of ownership may have tax consequences and you should consult with a tax adviser before assigning or transferring ownership of the contract.

An assignment of a contract will only be binding on the Company if it is made in writing and sent to the Company at our Home Office. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from such failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee we have on our records.

INVOLUNTARY TERMINATIONS

We reserve the right to terminate any account with a value of $2,500 or less immediately following a partial withdrawal. However, an IRA may only be closed out when payments to the contract have not been received for a 24-month period and the paid-up annuity benefit at maturity would be less than $20 per month. If such right is exercised, you will be given 90 days' advance written notice. No early withdrawal charge will be deducted for involuntary terminations. We do not intend to exercise this right in cases where the account value is reduced to $2,500 or less solely due to investment performance.

LEGAL MATTERS AND PROCEEDINGS

We are aware of no material legal proceedings pending which involve the separate account as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.


In recent years, a number of companies have been named as defendants in class action lawsuits relating to life insurance. The Company is a defendant in one such lawsuit, a purported class action which was filed against the Company in the United States District Court for the Middle District of Florida on June 30, 2000, by Helen Reese, Richard Reese, Villere Bergeron and Alan Eckert (the "Reese Complaint"). The Reese Complaint claims that the Company engaged in unlawful sales practices in marketing life insurance policies. The Company intends to defend this action vigorously.


The Company also is a party to other litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------

The Statement of Additional Information (SAI) contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. The following is a list of the contents of the SAI.

 General Information and History..................    2
 Variable Annuity Account B.......................    2
 Offering and Purchase of Contracts...............    3
 Performance Data.................................    3
    General.......................................    3
    Average Annual Total Return Quotations........    4
 Income Phase Payments............................    7
 Sales Material and Advertising...................    8
 Independent Auditors.............................    9
 Financial Statements of the Separate Account.....  S-1
 Financial Statements of Aetna Life Insurance and
 Annuity Company and
   Subsidiaries...................................  F-1

You may request an SAI by calling the Company at the number listed in "Contract Overview--Questions: Contacting the Company."

                                   APPENDIX I
                            ALIAC GUARANTEED ACCOUNT
------------------------------------------------------------------

THE ALIAC GUARANTEED ACCOUNT (THE GUARANTEED ACCOUNT) IS A FIXED INTEREST OPTION AVAILABLE DURING THE ACCUMULATION PHASE UNDER THE CONTRACT. THIS APPENDIX IS ONLY A SUMMARY OF CERTAIN FACTS ABOUT THE GUARANTEED ACCOUNT. PLEASE READ THE GUARANTEED ACCOUNT PROSPECTUS CAREFULLY BEFORE INVESTING IN THIS OPTION.

IN GENERAL. Amounts invested in the Guaranteed Account earn specified interest rates if left in the Guaranteed Account for specified periods of time. If you withdraw or transfer those amounts before the specified periods elapse, we may apply a market value adjustment (described below) which may be positive or negative.

When deciding to invest in the Guaranteed Account, contact your sales representative or the Company to learn:

-- The interest rate(s) we will apply to amounts invested in the Guaranteed
   Account.

-- We change the rate(s) periodically. Be certain you know the rate we guarantee on the day your account dollars are invested in the Guaranteed Account. Guaranteed interest rates will never be less than an annual effective rate of 3%.

-- The period of time your account dollars need to remain in the Guaranteed
   Account in order to earn the rate(s).

-- You are required to leave your account dollars in the Guaranteed Account for a specified period of time in order to earn the guaranteed interest rate(s).

DEPOSIT PERIOD. During a deposit period, we offer a specific interest rate for dollars invested for a certain guaranteed term. For a specific interest rate and guaranteed term to apply, account dollars must be invested in the Guaranteed Account during the deposit period for which that rate and term are offered.


INTEREST RATES. We guarantee different interest rates, depending upon when account dollars are invested in the Guaranteed Account. For guaranteed terms one year or longer, we may apply more than one specified interest rate. The interest rate we guarantee is an annual effective yield. That means the rate reflects a full year's interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. Guaranteed interest rates will never be less than an annual effective rate of 3%. Among other factors, the safety of the interest rate guarantees depends upon the Company's claims-paying ability.


GUARANTEED TERMS. The guaranteed term is the period of time account dollars must be left in the Guaranteed Account in order to earn the guaranteed interest rate. For guaranteed terms one year or longer, we may offer different rates for specified time periods within a guaranteed term. We offer different guaranteed terms at different times. We also may offer more than one guaranteed term of the same duration with different interest rates. Check with your sales representative or the Company to learn what terms are being offered. The Company also reserves the right to limit the number of guaranteed terms or the availability of certain guaranteed terms.

FEES AND OTHER DEDUCTIONS. If all or a portion of your account value in the Guaranteed Account is withdrawn or transferred, you may incur one or more of the following:

-- Market Value Adjustment (MVA)--as described in this appendix and in the Guaranteed Account prospectus;

-- Tax penalties and/or tax withholding--see "Taxation";

-- Early withdrawal charge--see "Fees"; or

-- Maintenance fee--see "Fees."

We do not make deductions from amounts in the Guaranteed Account to cover mortality and expense risks. Rather, we consider these risks when determining the interest rate to be credited.


Also, if you elected the premium bonus option, a charge may be deducted from amounts allocated to the Guaranteed Account, resulting in a 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option. See the "Premium Bonus Option--Forfeiture" and "Withdrawals" sections of the contract prospectus.


MARKET VALUE ADJUSTMENT (MVA). If your account value is withdrawn or transferred from the Guaranteed Account before the guaranteed term is completed, an MVA may apply. The MVA reflects investment value changes caused by changes in interest rates occurring since the date of deposit. The MVA may be positive or negative.

If interest rates at the time of withdrawal or transfer have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into the Guaranteed Account. If interest rates at the time of withdrawal or transfer have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.

MVA WAIVER. For withdrawals or transfers from a guaranteed term before the guaranteed term matures, the MVA may be waived for:

-- Transfers due to participation in the dollar cost averaging program;

-- Withdrawals taken due to your election of SWO or ECO (described in "Systematic Distribution Options"), if available;

-- Withdrawals for minimum distributions required by the Tax Code and for which the early withdrawal charge is waived; and

-- Withdrawals due to your exercise of the right to cancel your contract
   (described in "Right to Cancel").


DEATH BENEFIT. When a death benefit is paid under the contract within six months of the date of death, only a positive aggregate MVA amount, if any, is applied to the account value attributable to amounts withdrawn from the Guaranteed Account. This provision does not apply upon the death of a spousal beneficiary or joint contract holder who continued the account after the first death. If a death benefit is paid more than six months from the date of death, a positive or negative aggregate MVA amount, as applicable, will be applied, except under certain contracts issued in the State of New York.



PARTIAL WITHDRAWALS. For partial withdrawals during the accumulation phase, amounts to be withdrawn from the Guaranteed Account will be withdrawn pro-rata from each group of deposits having the same length of time until the maturity date ("Guaranteed Term Group"). Within each Guaranteed Term Group, the amount will be withdrawn first from the oldest deposit period, then from the next oldest and so on until the amount requested is satisfied.


GUARANTEED TERMS MATURITY. As a guaranteed term matures, assets accumulating under the Guaranteed Account may be (a) transferred to a new guaranteed term;
(b) transferred to other available investment options; or (c) withdrawn. Amounts withdrawn may be subject to an early withdrawal charge, taxation and, if you are under age 59 1/2, tax penalties may apply.

If no direction is received from you at our Home Office by the maturity date of a guaranteed term, the amount from the maturing guaranteed term will be transferred to a new guaranteed term of a similar length. If the same guaranteed term is no longer available, the next shortest guaranteed term available in the current deposit period will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

If you do not provide instructions concerning the maturity value of a maturing guaranteed term, the maturity value transfer provision applies. This provision allows transfers or withdrawals without an MVA if the transfer or withdrawal occurs during the calendar month immediately following a guaranteed term maturity date. This waiver of the MVA only applies to the first transaction regardless of the amount involved in the transaction.

Under the Guaranteed Account each guaranteed term is counted as one funding option. If a guaranteed term matures and is renewed for the same term, it will not count as an additional investment option for purposes of any limitation on the number of investment options.

SUBSEQUENT PURCHASE PAYMENTS. Purchase payments received after your initial purchase payment to the Guaranteed Account will be allocated in the same proportions as the last allocation, unless you properly instruct us to do otherwise. If the same guaranteed term(s) is not available, the next shortest term will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

DOLLAR COST AVERAGING. The Company may offer more than one guaranteed term of the same duration and credit one with a higher rate contingent upon use only with the dollar cost averaging program. If amounts are applied to a guaranteed term which is credited with a higher rate using dollar cost averaging and the dollar cost averaging is discontinued, the amounts will be transferred to another guaranteed term of the same duration and an MVA will apply.

TRANSFER OF ACCOUNT DOLLARS. Generally, account dollars invested in the Guaranteed Account may be transferred among guaranteed terms offered through the Guaranteed Account and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in the Guaranteed Account or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term. The 90-day wait does not apply to (1) amounts transferred on the maturity date or under the maturity value transfer provision;
(2) amounts transferred from the Guaranteed Account before the maturity date due to the election of an income phase payment option; (3) amounts distributed under the ECO or SWO (see "Systematic Distribution Options"); and (4) amounts transferred from an available guaranteed term in connection with the dollar cost averaging program.

Transfers after the 90-day period are permitted from guaranteed term(s) to other guaranteed term(s) available during a deposit period or to other available investment options. Transfers of the Guaranteed Account values on or within one calendar month of a term's maturity date are not counted as one of the 12 free transfers of accumulated values in the account.


REINSTATING AMOUNTS WITHDRAWN FROM THE GUARANTEED ACCOUNT. If amounts are withdrawn and then reinstated in the Guaranteed Account, we apply the reinstated amount to the current deposit period. This means the guaranteed annual interest rate and guaranteed terms available on the date of reinstatement will apply. We reinstate amounts proportionately in the same way as they were allocated before withdrawal. We will not credit your account for market value adjustments or any premium bonus forfeited that we deducted at the time of withdrawal or refund any taxes that were withheld.


THE INCOME PHASE. The Guaranteed Account cannot be used as an investment option during the income phase. However, you may notify us at least 30 days in advance to elect a fixed or variable payment option and to transfer your Guaranteed Account dollars to the general account or any of the subaccounts available during the income phase. Transfers made due to the election of a lifetime income phase payment option will be subject to only a positive aggregate MVA.


DISTRIBUTION. The Company's subsidiary, Aetna Investment Services, LLC (AIS) serves as the principal underwriter of the contract. AIS, a Delaware limited liability company, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. From time to time AIS may offer customers of certain broker-dealers special guaranteed rates in connection with the Guaranteed Account offered through the contract and may negotiate different commissions for these broker-dealers.

                                  APPENDIX II
                                 FIXED ACCOUNT
------------------------------------------------------------------

GENERAL DISCLOSURE.

-- The Fixed Account is an investment option available during the accumulation phase under the contract.

-- Amounts allocated to the Fixed Account are held in the Company's general account which supports insurance and annuity obligations.

-- Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended.

-- Disclosure in this prospectus regarding the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements.

-- Disclosure in this appendix regarding the Fixed Account has not been reviewed by the SEC.

-- Additional information about this option may be found in the contract.

INTEREST RATES.


-- The Fixed Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the guaranteed minimum specified in the contract. Amounts applied to the Fixed Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield. Among other factors, the safety of the interest rate guarantees depends upon the Company's claims-paying ability.


-- Our determination of credited interest rates reflects a number of factors, including mortality and expense risks, interest rate guarantees, the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

DOLLAR COST AVERAGING. Amounts you invest in the Fixed Account must be transferred into the other investment options available under the contract over a period not to exceed 12 months. If you discontinue dollar cost averaging, the remaining balance amounts in the Fixed Account will be transferred into the money market subaccount available under the contract, unless you direct us to transfer the balance into other available options.

WITHDRAWALS. Under certain emergency conditions we may defer payment of any withdrawal for a period of up to six months or as provided by federal law.

CHARGES. We do not make deductions from amounts in the Fixed Account to cover mortality and expense risks. We consider these risks when determining the credited rate. If you make a withdrawal from amounts in the Fixed Account, an early withdrawal charge may apply. See "Fees."

TRANSFERS. During the accumulation phase you may transfer account dollars from the Fixed Account to any other available investment option. We may vary the dollar amount that you are allowed to transfer, but it will never be less than 10% of your account value held in the Fixed Account.

By notifying the Home Office at least 30 days before income phase payments begin, you may elect to have amounts transferred to one or more of the subaccounts available during the income phase to provide variable payments.

                                  APPENDIX III
                        DESCRIPTION OF UNDERLYING FUNDS
------------------------------------------------------------------


THE INVESTMENT RESULTS OF THE MUTUAL FUNDS (FUNDS) ARE LIKELY TO DIFFER SIGNIFICANTLY AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES. SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. EXCEPT AS NOTED, ALL FUNDS ARE DIVERSIFIED, AS DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940.


AETNA BALANCED VP, INC.

INVESTMENT OBJECTIVE

Seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.

POLICIES


Under normal market conditions, allocates assets among the following asset classes: equities such as common and preferred stocks; and debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities, and money market instruments. Typically maintains approximately 60% of total assets in equities and approximately 40% of total assets in debt (including money market instruments), although those percentages may vary from time to time. In making asset allocation decisions, the investment adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market, using quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. May also invest in foreign debt securities.



PRINCIPAL RISKS



Principal risks are those generally attributable to stock and bond investing. The success of the fund's strategy depends on the investment adviser's skill in allocating fund assets between equities and debt and in choosing investments within those categories. Because the fund's assets are allocated between equities and fixed income securities, the fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. High yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA INCOME SHARES d/b/a AETNA BOND VP

INVESTMENT OBJECTIVE

Seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

POLICIES


Under normal market conditions, invests at least 65% of total assets in high-grade corporate bonds, mortgage-related and other asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. High-grade securities are rated at least A by Standard & Poor's Corporation (S&P) or Moody's Investor Services, Inc. (Moody's), or if unrated, considered by the investment adviser to be of comparable quality. May also invest up to 15% of total assets in high-yield bonds, and up to 25% of total assets in foreign debt securities. High yield bonds are fixed income securities rated below BBB- by S&P or Baa3 by Moody's or, if unrated, considered by the investment adviser to be of comparable quality. May invest in zero coupon securities.



PRINCIPAL RISKS



Principal risks are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that the issuer will default. High yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE FUND d/b/a AETNA GROWTH AND INCOME VP

INVESTMENT OBJECTIVE

Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

POLICIES


Under normal market conditions, invests at least 65% of total assets in common stocks that the investment adviser believes have significant potential for capital appreciation or income growth. May invest principally in common stocks having significant potential for capital appreciation, income growth, or both. Tends to emphasize stocks of larger companies. May also invest assets in stocks of small and medium-sized companies, and stocks of foreign issuers, depending upon market conditions. Combines internally developed quantitative computer models with a qualitative overlay to determine the relative attractiveness of each asset class and to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class.



PRINCIPAL RISKS



Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Although the investment adviser emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE ENCORE FUND d/b/a AETNA MONEY MARKET VP

INVESTMENT OBJECTIVE

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

POLICIES


Invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the investment adviser to be of comparable quality. Maintains a dollar-weighted average portfolio maturity of 90 days or less.



PRINCIPAL RISKS



It is possible to lose money by investing in the fund. There is no guaranty the fund will achieve its investment objective. Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the value and yield of the fund's shares. Risks also include adverse changes in the actual or perceived creditworthiness of issuers and adverse changes in the economic or political environment.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA GROWTH VP

INVESTMENT OBJECTIVE

Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

POLICIES


Under normal market conditions, invests at least 65% of total assets in common stocks and securities convertible into common stock. Emphasizes stocks of larger companies, although may invest in companies of any size. Uses internally developed quantitative computer models to evaluate the financial characteristics of approximately 1,000 companies. The investment adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose perceived value is not reflected in the stock price. Focuses on companies that the investment adviser believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.



PRINCIPAL RISKS



Principal risks are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA INDEX PLUS LARGE CAP VP

INVESTMENT OBJECTIVE

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.

POLICIES


Invests at least 80% of net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by S&P. The investment adviser attempts to achieve the objective by overweighting those stocks in the S&P 500 that the investment adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the investment adviser believes will underperform the index. In determining stock weightings, the investment adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the fund's portfolio generally includes approximately 400 of the stocks included in the S&P
500. Although the fund will not hold all the stocks in the S&P 500, the investment adviser expects that there will be a close correlation between the performance of the fund and that of the S&P 500 in both rising and falling markets.



PRINCIPAL RISKS



Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the fund's strategy depends significantly on the investment adviser's skill in determining which securities to overweight, underweight or avoid altogether.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA INTERNATIONAL VP

INVESTMENT OBJECTIVE

Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The fund will not target any given level of current income.

POLICIES


Under normal market conditions, invests at least 65% of total assets in securities principally traded in three or more countries outside of the United States. These securities may include common stocks as well as securities convertible into common stock. Invests in a mix of stocks that the investment adviser believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value. Allocates assets among several geographic regions and individual countries, investing primarily in those areas that the investment adviser believes have the greatest potential for growth as well as stable exchange rates. Invests primarily in established foreign securities markets, although may invest in emerging markets as well. Uses internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. The investment adviser analyzes cash flows, earnings and dividends of each company in an attempt to select companies with long-term sustainable growth characteristics. Employs currency hedging to protect the portfolio from adverse effects on the U.S. dollar.



PRINCIPAL RISKS



Principal risks are those generally attributable to stock investing which include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable. Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA SMALL COMPANY VP

INVESTMENT OBJECTIVE

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

POLICIES


Under normal market conditions, invests at least 65% of total assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as: the 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization); all companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index; and companies with market capitalizations lower than any companies included in the first two categories. For purposes of the 65% policy, the largest company in which the fund intends to invest currently has a market capitalization of approximately $1.5 billion. Invests in stocks that the investment adviser believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value. Uses internally developed quantitative computer models to evaluate financial characteristics of over 2,000 companies in an attempt to identify companies whose perceived value is not reflected in the stock price. Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.



PRINCIPAL RISKS



Principal risks are those generally attributable to stock investing which include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In many instances, the frequency and volume of trading in small cap stocks are substantially less than of stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid. When selling a large quantity of a particular stock, the fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.


INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)

AETNA VARIABLE PORTFOLIOS, INC.--AETNA TECHNOLOGY VP

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

POLICIES


Primarily invests in common stocks and securities convertible into common stock of companies in the information technology industry sector. These companies include companies that the subadviser considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The subadviser considers a company to be principally engaged in the information technology industries if at the time of investment the investment adviser determines that at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. The subadviser will also consider a company to be principally engaged in the information technology industries if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries. In selecting stocks, the subadviser looks at a company's valuation relative to its potential long-term growth rate. May look to see whether a company offers a new or improved product, service or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. May sell a security if the subadviser determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if the subadviser believes that another investment offers a better opportunity.

PRINCIPAL RISKS


Principal risks are those generally attributable to stock investing which include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Because the fund's investments are concentrated in the information technology industries, the fund may be subject to more abrupt swings in value than a fund which invests in a broader range of industries. Investments in information technology companies may be highly volatile. The fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

INVESTMENT ADVISER:  Aeltus Investment Management, Inc. (Aeltus)
SUBADVISER: Elijah Asset Management, LLC (EAM)

AIM V.I. CAPITAL APPRECIATION FUND

INVESTMENT OBJECTIVE

Seeks growth of capital.

POLICIES


Seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Portfolio managers consider whether to sell a particular security when any of those factors materially changes. May also invest up to 25% of total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities.



PRINCIPAL RISKS



Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.


INVESTMENT ADVISER:  A I M Advisors, Inc.

AIM V.I. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE


Seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.


POLICIES


Seeks to meet its objective by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. May invest in securities of all maturities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: (1) U.S. Treasury obligations, and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S.

Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. Intends to maintain a dollar-weighted average portfolio maturity of between three and ten years. May invest in high-coupon U.S. Government agency mortgage-backed securities, which consist of interests in underlying mortgages with maturities of up to thirty years. May also invest up to 20% of its assets in foreign securities. Portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concern for safety of principal. Portfolio managers consider whether to sell a particular security when any of those factors materially changes. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities.



PRINCIPAL RISKS



Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of other fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation. The fund may purchase high-coupon U.S. Government securities at a premium. If the securities experience a faster principal prepayment rate than expected, both the market value of, and income from, such securities will decrease. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.


INVESTMENT ADVISER:  A I M Advisors, Inc.

AIM V.I. GROWTH FUND

INVESTMENT OBJECTIVE

Seeks growth of capital.

POLICIES


Seeks to meet its investment objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum. May invest up to 25% of its assets in foreign securities. Portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. Portfolio managers consider whether to sell a particular security when any of those factors materially changes. May engage in active and frequent trading of portfolio securities to achieve its investment objectives which may result in increased transaction costs and brokerage commissions, both of which can lower the actual return on investment. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. May engage in active and frequent trading of portfolio securities to achieve its investment objective which may result in increased transaction costs and brokerage commissions, both of which can lower the actual return on investment.



PRINCIPAL RISKS



Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.


INVESTMENT ADVISER:  A I M Advisors, Inc.

AIM V.I. GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE

Seeks growth of capital with a secondary objective of current income.

POLICIES


Seeks to meet its objectives by investing at least 65% of total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. Portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. May also invest up to 25% of total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities.



PRINCIPAL RISKS



Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.


INVESTMENT ADVISER:  A I M Advisors, Inc.

AIM V.I. VALUE FUND

INVESTMENT OBJECTIVE

Seeks to achieve long-term growth of capital with a secondary objective of income.

POLICIES


Seeks to meet its objectives by investing primarily in equity securities judged by the fund's investment adviser to be undervalued relative to the investment adviser's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Also may invest in preferred stocks and debt instruments that have prospects for growth of capital. Also may invest up to 25% of total assets in foreign securities. Portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. Portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities.



PRINCIPAL RISKS



Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Prices of foreign securities may be further affected by other factors, including: currency exchange rates, political and economic conditions, regulations, and markets. These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.


INVESTMENT ADVISER:  A I M Advisors, Inc.

ALLIANCE VARIABLE PRODUCTS--GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE

Seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

POLICIES


Invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. Also may invest in fixed-income and convertible securities and in securities of foreign issuers.



PRINCIPAL RISKS



Principal risks include market risk, interest rate risk, and credit risk. Investments in foreign securities have foreign risk and currency risk. Market risk is the risk that the value of the fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Interest rate risk is the risk that changes in interest rates will affect the value of the fund's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Increases in interest rates may cause the value of the fund's investments to decline. Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. Investments in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default. Foreign risk includes the risk that investments in foreign securities may experience more rapid and extreme changes in value than if they invested solely in securities of U.S. companies; foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers; differing reporting, accounting, and auditing standards, in some cases significantly, from U.S. standards; and the risk that political changes or diplomatic developments could adversely affect the fund's investments in a foreign country. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund's investments.


INVESTMENT ADVISER:  Alliance Capital Management L.P.

ALLIANCE VARIABLE PRODUCTS--PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks growth of capital by pursuing aggressive investment policies.

POLICIES


Invests primarily in equity securities of U.S. companies. Focuses on a relatively small number of intensively researched companies selected from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. Normally, invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the fund's net assets. During market declines, while adding to positions in favored stocks, becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, the investment adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets. Also may invest up to 20% of net assets in convertible securities.



PRINCIPAL RISKS



Among the principal risks is market risk. This is the risk that the value of the fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. In addition, the fund invests in a smaller number of issuers than many other equity funds. Factors affecting those issuers can have a more significant effect on the fund's net asset value. Investment


ADVISER:  Alliance Capital Management L.P.

ALLIANCE VARIABLE PRODUCTS--QUASAR PORTFOLIO

INVESTMENT OBJECTIVE


Seeks growth of capital by pursuing aggressive investment policies. Invests for capital appreciation and only incidentally for current income.


POLICIES


Generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Currently emphasizes investment in small-cap companies. Invests in well-known and established companies and in new and unseasoned companies. Can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, the investment adviser considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. Also may invest in non-convertible bonds, preferred stocks, and foreign securities.



PRINCIPAL RISKS



Among the principal risks is market risk. This is the risk that the value of the fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the fund invests in non-convertible bonds, preferred stocks, and foreign stocks, the investment has interest rate risk, credit risk, foreign risk, and currency risk. Interest rate risk is the risk that changes in interest rates will affect the value of the fund's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Increases in interest rates may cause the value of the fund's investments to decline. Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. Investment in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default. Foreign risk includes the risk that investments in foreign securities may experience more rapid and extreme changes in value than if they invested solely in securities of U.S. companies; foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers; differing reporting, accounting, and auditing standards, in some cases significantly, from U.S. standards; and the risk that political changes or diplomatic developments could adversely affect the fund's investments in a foreign country. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund's investments.


INVESTMENT ADVISER:  Alliance Capital Management L.P.

FIDELITY VARIABLE INSURANCE PRODUCTS--EQUITY-INCOME PORTFOLIO

INVESTMENT OBJECTIVE

Seeks reasonable income. Also considers the potential for capital appreciation. Seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Index.

POLICIES


Normally invests at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks. May also invest in other types of equity securities and debt securities, including lower-quality debt securities. May invest in securities of both domestic and foreign issuers. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.



PRINCIPAL RISKS



Subject to the following principal investment risks: stock market volatility, interest rate changes, foreign exposure, issuer-specific changes, and "value" investing. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Interest rate changes refers to the risk that interest rate increases can cause the price of a debt security to decrease. Foreign exposure refers to the risk that foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. "Value" investing refers to the risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.


INVESTMENT ADVISER:  Fidelity Management & Research Company

SUBADVISER: FMR Co., Inc.


FIDELITY VARIABLE INSURANCE PRODUCTS--GROWTH PORTFOLIO

INVESTMENT OBJECTIVE


Seeks to achieve capital appreciation.


POLICIES


Normally invests primarily in common stocks of companies the investment adviser believes have above-average growth potential (often called "growth" stocks). May invest in securities of both domestic and foreign issuers. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.



PRINCIPAL RISKS



Subject to the following principal investment risks: stock market volatility, foreign exposure, issuer-specific changes, and "growth" investing. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Foreign exposure refers to the risk that foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. "Growth" investing refers to the risk that "growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.


INVESTMENT ADVISER:  Fidelity Management & Research Company

SUBADVISER: FMR Co., Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS--HIGH INCOME PORTFOLIO

INVESTMENT OBJECTIVE

Seeks a high level of current income while also considering growth of capital.

POLICIES


Normally invests at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. May invest in non-income producing securities, including defaulted securities and common stocks and companies in troubled or uncertain financial condition. May invest in securities of both domestic and foreign issuers. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.



PRINCIPAL RISKS



Subject to the following principal investment risks: stock market volatility, interest rate changes, foreign exposure, and issuer-specific changes. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Interest rate changes refers to the risk that interest rate increases can cause the price of a debt security to decrease. Foreign exposure refers to the risk that foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.


INVESTMENT ADVISER:  Fidelity Management & Research Company

SUBADVISERS: Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.


FIDELITY VARIABLE INSURANCE PRODUCTS II--CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO

INVESTMENT OBJECTIVE


Seeks long-term capital appreciation.


POLICIES


Normally invests primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public. May invest in securities of both domestic and foreign issuers. Invests in either "growth" stocks or "value" stocks or both. Uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.



PRINCIPAL RISKS



Subject to the following principal investment risks: stock market volatility, foreign exposure, and issuer-specific changes. Stock market volatility refers to the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. Foreign exposure refers to the risk that foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Issuer-specific changes refers to the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.


INVESTMENT ADVISER:  Fidelity Management & Research Company


SUBADVISERS: Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.

JANUS ASPEN SERIES--AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE


A NONDIVERSIFIED portfolio that seeks long-term growth of capital.


POLICIES


A NONDIVERSIFIED portfolio that invests primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Standard and Poor's (S&P) MidCap 400 Index. The market capitalizations within the Index will vary, but as of December 31, 2000, they ranged from approximately $102 million to $13 billion. Portfolio managers apply a "bottom up" approach in choosing investments. This approach identifies individual companies with earnings growth potential that may not be recognized by the market at large. Assessment is made by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of assets may be in cash or similar investments.



PRINCIPAL RISKS



Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. In addition, a NONDIVERSIFIED portfolio may hold larger positions in a smaller number of issuers. As a result, a single security's increase or decrease in value may have a greater impact on the fund's net asset value and total return than a comparable diversified fund. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/high-risk bonds or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk bonds present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


INVESTMENT ADVISER:  Janus Capital Corporation

JANUS ASPEN SERIES--BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

POLICIES


Normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. Will normally invest at least 25% of its assets in fixed-income securities. Portfolio managers apply a "bottom up" approach in choosing investments. This approach identifies individual companies with earnings growth potential that may not be recognized by the market at large. Assessment is made by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of assets may be in cash or similar investments.



PRINCIPAL RISKS



Because the Portfolio may invest a significant portion of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The income component of the Portfolio's holdings includes fixed-income securities which generally will decrease in value when interest rates rise. Another fundamental risk associated with fixed-income securities is the risk that an issuer of a bond will be unable to make principal and interest payments when due (i.e. credit risk). Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/


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high-risk bonds or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk bonds present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


INVESTMENT ADVISER:  Janus Capital Corporation

JANUS ASPEN SERIES--GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital in a manner consistent with the preservation of capital.

POLICIES


Invests primarily in common stocks selected for their growth potential. Although it can invest in companies of any size, it generally invests in larger, more established companies. Portfolio managers apply a "bottom up" approach in choosing investments. This approach identifies individual companies with earnings growth potential that may not be recognized by the market at large. Assessment is made by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of assets may be in cash or similar investments.



PRINCIPAL RISKS



Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/ high-risk bonds or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk bonds present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


INVESTMENT ADVISER:  Janus Capital Corporation

JANUS ASPEN SERIES--WORLDWIDE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital in a manner consistent with the preservation of capital.

POLICIES


Invests primarily in common stocks of companies of any size throughout the world. Normally invests in issuers from at least five different countries, including the United States. May at times invest in fewer than five countries or even in a single country. Portfolio managers apply a "bottom up" approach in choosing investments. This approach identifies individual companies with earnings growth potential that may not be recognized by the market at large. Assessment is made by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of assets may be in cash or similar investments.



PRINCIPAL RISKS



Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/


                                                                              79
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high-risk bonds or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. The Portfolio may have significant exposure to foreign markets and may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. High-yield/high-risk bonds present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


INVESTMENT ADVISER:  Janus Capital Corporation


MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES


INVESTMENT OBJECTIVE

Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

POLICIES


Under normal market conditions, invests at least 40%, but not more than 75%, of net assets in common stocks and related securities (referred to as equity securities) such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities. Invests at least 25% of net assets in non-convertible fixed income securities. May vary the percentage of assets invested in any one type of security (within the limits described above) in accordance with the adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. May invest in foreign securities and may have exposure to foreign currencies through its investment in these securities. Generally, seeks to purchase equity securities that the investment adviser believes are undervalued in the market relative to their long-term potential. Fixed income securities include U.S. government securities, mortgage-backed and asset-backed securities, and corporate bonds. The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.



PRINCIPAL RISKS


In allocating investments between equity and fixed income securities, the series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines. Investing in foreign securities involves risks relating to political social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. The value of securities held by the series may decline due to changing economic, political or market conditions, or disappointing earnings results. If anticipated events do not occur or are delayed, or if investor perceptions about undervalued securities do not improve, the market price of these securities may not rise or may fall. Fixed income securities are subject to interest rate risk (the risk that when interest rates rise, the prices of fixed income securities will generally fall) and credit risk (the risk that the issuer of a fixed income security will not be able to pay principal and interest when due). Securities with longer maturities are affected more by interest rate risk. Fixed income securities purchased by the series may be traded in the over-the-counter market may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance. Frequent trading may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

INVESTMENT ADVISER:  Massachusetts Financial Services Company (MFS)


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

OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

INVESTMENT OBJECTIVE


Seeks capital appreciation by investing in "growth-type" companies.

POLICIES

Invests mainly in equity securities, such as common stocks and can invest in other securities, such as preferred stocks and convertible securities. Emphasizes investments in companies believed by the investment adviser to have significant growth potential. Growth companies can include established companies entering a growth cycle in their business, as well as newer companies. Can invest in securities of issuers of all market capitalizations, but currently focuses on stocks of "mid-cap" issuers (currently those issuers between $2.5 billion and $11.5 billion). Can invest in domestic and foreign companies, although most investments are in stocks of U.S. companies. In selecting securities, the portfolio manager looks for high-growth companies using a "bottom-up" stock selection process which focuses on fundamental analysis of individual issuers before considering overall economic, market or industry trends.



PRINCIPAL RISKS



Stocks fluctuate in price, and their sort-term volatility at times may be great. At times the fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. Stocks of growth companies, particularly newer companies, may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies.


INVESTMENT ADVISER:  OppenheimerFunds, Inc.

OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA

INVESTMENT OBJECTIVE

Seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

POLICIES


Invests mainly in common stocks of U.S. companies, and can also invest in other equity securities such as preferred stocks and convertible securities. Currently emphasizes the stocks of large-capitalization companies in the fund's portfolio. At times, may increase the relative emphasis of its investments in small-cap and mid-cap stocks. Can buy foreign securities and debt securities such as bonds and notes, but currently does not emphasize those investments. Can also use hedging instruments and certain derivative investments to try to manage investment risks. In selecting securities, portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment.



PRINCIPAL RISKS



Stocks fluctuate in price, and their short-term volatility at times may be great. Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations, availability of basic resources or supplies, or other events. Because the Fund currently focuses its investments in stocks of U.S. issuers, it will be affected primarily by changes in the U.S. Stock Market. Changes in interest rates can also affect bond prices.


INVESTMENT ADVISER:  OppenheimerFunds, Inc.

OPPENHEIMER STRATEGIC BOND FUND/VA

INVESTMENT OBJECTIVE


Seeks a high level of current income principally derived from interest on debt securities.


POLICIES


Invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. Government securities, and lower-grade high-yield securities of U.S. and foreign companies. Can invest up to 100% of its assets in any one sector at any time, if the investment adviser believes that in doing so the fund can achieve its objective without undue risk. Can invest in securities having short, medium or long-term maturities and may invest


                                                                            81
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without limit in lower-grade high-yield debt obligations, also called "junk bonds." Foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks. Can also use hedging instruments and certain derivative investments to try to enhance income or to try to manage investment risks. In selecting securities, the portfolio managers analyze the overall investment opportunities and risks in individual national economies with an overall strategy of building a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt instruments and foreign securities.



PRINCIPAL RISKS



Debt securities are subject to credit risk which refers to the risk that if the issuer fails to pay interest, or if the issuer fails to repay principal, the value of that security and of the fund's shares might be reduced. Credit risks of lower-grade securities are greater than those of investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Securities of issuers in emerging and developing markets may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. The fund is also subject to interest rate risk and prepayment risk. The investment adviser's expectations about the relative performance of the three principal sectors in which the fund invests may be inaccurate, and the fund's returns might be less than other funds using similar strategies. Investing in derivative investments carries the risk that if the issuer of the derivative does not pay the amount due, the fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the investment adviser expected it to perform.


INVESTMENT ADVISER:  OppenheimerFunds, Inc.


PILGRIM VARIABLE PRODUCTS TRUST (VP) GROWTH OPPORTUNITIES PORTFOLIO



INVESTMENT OBJECTIVE



Seeks long-term growth of capital.



POLICIES



Invests primarily in U.S. companies that the portfolio managers feel have above average prospects for growth. Under normal market conditions, invests at least 65% of total assets in securities purchased on the basis of the potential for capital appreciation. Securities may be from large-cap, mid-cap or small-cap companies. Portfolio managers use a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. Portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.



PRINCIPAL RISKS



The Portfolio may be affected by the following risks, among others: price volatility, market trends and inability to sell securities. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities generally have higher volatility than most debt securities. The Portfolio invests in companies that the portfolio manager feels have the potential for rapid growth, which may result in a higher risk of price volatility than a fund that emphasizes other styles of investing. Small and medium-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Market trends refers to the risk that from time to time the stock market may not favor the growth securities in which the Portfolio invests. Inability to sell securities refers to the risk that securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies.



INVESTMENT ADVISER:  ING Pilgrim Investments, LLC.


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

PILGRIM VARIABLE PRODUCTS TRUST (VP) MAGNACAP PORTFOLIO



INVESTMENT OBJECTIVE



Seeks growth of capital, with dividend income as a secondary consideration.



POLICIES



Managed with the philosophy that companies that can best meet the Portfolio's objectives have paid increasing dividends or have had the capability to pay rising dividends from their operations. Normally invests at least 65% of its assets in equity securities of companies that meet the following disciplined criteria: consistent dividends, substantial dividend increases, reinvested earnings, strong balance sheet, and attractive price. Equity securities may include common stocks, convertible securities, and rights or warrants. Normally investments are primarily in larger companies that are included in the largest 500 U.S. companies. Remainder of its assets may be invested in equity securities that the portfolio managers believe have growth potential because they represent an attractive value. In selecting securities, preservation of capital is also an important consideration. Assets that are not invested in equity securities may be invested in high quality debt securities.



PRINCIPAL RISKS



The Portfolio may be affected by the following risks, among others: price volatility, market trends, debt securities, credit risk, and risks of foreign investing. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities generally have higher volatility than debt securities. Market trends refers to the risk that from time to time the stock market may not favor the value securities that meet the Portfolio's disciplined investment criteria. Debt securities carry the risk that their value may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates. Credit risk refers to the risk that the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.



INVESTMENT ADVISER:  ING Pilgrim Investments, LLC.



PILGRIM VARIABLE PRODUCTS TRUST (VP) MIDCAP OPPORTUNITIES PORTFOLIO



INVESTMENT OBJECTIVE



Seeks long-term capital appreciation.



POLICIES



Invests primarily in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Portfolio mid-sized companies are companies with market capitalizations that fall within the range of companies in the S&P MidCap 400 Index. As of February 29, 2000, the market capitalizations that fall within this range are from $106.3 million to $27.2 billion. Portfolio managers use a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. Portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.



PRINCIPAL RISKS



The Portfolio may be affected by the following risks, among others: price volatility, market trends and inability to sell securities. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities generally have higher volatility than most debt securities. The Portfolio invests in companies that the portfolio managers feel have the potential for growth, which may result in a higher risk of price volatility than a fund that emphasizes other styles of investing. Medium-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. Market trends refers to the risk that from time to time the stock market may not favor the mid-cap growth securities in which the Portfolio invests. Inability to sell securities refers to the risk that securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies.



INVESTMENT ADVISER:  ING Pilgrim Investments, LLC.



PILGRIM VARIABLE PRODUCTS TRUST (VP) SMALLCAP OPPORTUNITIES PORTFOLIO



INVESTMENT OBJECTIVE



Seeks long-term capital appreciation.



POLICIES



Invests at least 65% of total assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Portfolio smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The median market capitalization of companies held by the Portfolio as of February 29, 2000 was $1.876 billion. Portfolio manager uses a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a brand-oriented approach in structuring the portfolio and a sell discipline. Portfolio manager seeks to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempts to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.



PRINCIPAL RISKS



The Portfolio may be affected by the following risks, among others: price volatility, market trends and inability to sell securities. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities generally have higher volatility than most debt securities. The Portfolio invests in companies that the portfolio manager feels have above average prospects for growth, which may result in a higher risk of price volatility than a fund that emphasizes other styles of investing. Smaller companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers. Market trends refers to the risk that from time to time the stock market may not favor the small sized growth securities in which the Portfolio invests. Inability to sell securities refers to the risk that securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies.



INVESTMENT ADVISER:  ING Pilgrim Investments, LLC.



PORTFOLIO PARTNERS, INC. (PPI) MFS CAPITAL OPPORTUNITIES PORTFOLIO


INVESTMENT OBJECTIVE

Seeks capital appreciation.

POLICIES

Invests primarily (at least 65% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Focuses on companies believed to have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

May invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

May engage in active and frequent trading to achieve its principal investment strategies.


PRINCIPAL RISKS


- MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.


- OVER THE COUNTER RISK: Equity securities that are traded over the counter may be more volatile than exchange listed securities, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.


- FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.


- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investment in foreign securities, and also have additional risks.


- CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.


- ACTIVE OR FREQUENT TRADING RISK: The Portfolio may engage in active and frequent trading. This may result in higher capital gains as compared to portfolios with less active trading policies. Frequent trading also increases transaction costs, which can detract from fund performance.


INVESTMENT ADVISER:  Aetna Life Insurance and Annuity Company
SUBADVISER: Massachusetts Financial Services Company

PORTFOLIO PARTNERS, INC. (PPI) MFS EMERGING EQUITIES PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

POLICIES

Invests primarily (at least 65% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are companies believed to be early in their life cycle and that have the potential to become major enterprises, or major enterprises whose rates of earnings growth are expected to accelerate. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

May also invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

May engage in active and frequent trading to achieve its principal investment strategies.


PRINCIPAL RISKS


- MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.


- EMERGING GROWTH RISK: The Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.


- OVER THE COUNTER RISK: Equity securities that are traded over the counter may be more volatile than exchange listed securities, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN MARKETS RISK: Investment in foreign securities involves risks related to political, social and economic developments abroad. These risks result from differences between the regulations to which U.S. and foreign issuers and markets are subject.


- CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline if the U.S. dollar strengthens against these currencies or if foreign governments intervene in the currency markets.


- EMERGING MARKETS RISK: Investments in emerging market securities involve all the risks of investment in foreign markets. Additionally, markets of emerging market countries have been more volatile, and involve greater risks, than the markets of developed countries with more mature economies.


- ACTIVE OR FREQUENT TRADING RISK: The Portfolio may engage in active and frequent trading. This may result in higher capital gains as compared to portfolios with less active trading policies. Frequent trading also increases transaction costs, which can detract from fund performance.


INVESTMENT ADVISER:  Aetna Life Insurance and Annuity Company
SUBADVISER: Massachusetts Financial Services Company

PORTFOLIO PARTNERS, INC. (PPI) MFS RESEARCH GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital and future income.

POLICIES

Invests primarily (at least 80% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Focuses on companies believed to have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. May invest in companies of any size. Investments may also include securities traded on securities exchanges or in the over-the-counter markets.

May invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.


PRINCIPAL RISKS


- MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.


- OVER-THE-COUNTER RISK: Equity securities that are traded over-the-counter may be more volatile than exchange-listed securities, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.


- FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.


- CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline if the U.S. dollar strengthens against these currencies or if foreign governments intervene in the currency markets.


INVESTMENT ADVISER:  Aetna Life Insurance and Annuity Company
SUBADVISER: Massachusetts Financial Services Company

PORTFOLIO PARTNERS, INC. (PPI) SCUDDER INTERNATIONAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Seeks long-term growth of capital.

POLICIES

Invests primarily (at least 65% of total assets) in the equity securities of foreign companies believed to have high growth potential. Normally invests in securities of at least three different countries other than the U.S. Will invest in securities in both developed and developing markets. Seeks to invest in those companies believed to be best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly developing business franchises, strong financial positions, and high quality management capable of defining and implementing strategies to take advantage of local, regional or global markets.

Also may invest in debt securities issued by both U.S. and foreign companies, including non-investment grade debt securities.


PRINCIPAL RISKS


- MARKET AND COMPANY RISK: The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.


- FOREIGN MARKETS RISK: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.


- CURRENCY RISK: Exposure to foreign currencies may cause the value of the Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.


- EMERGING GROWTH RISK: The Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.


- INTEREST RATE RISK: Investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of debt securities held by the portfolio will decline.


- CREDIT RISK: Investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities are more likely to have difficulty making timely payments of interest or principal.


INVESTMENT ADVISER:  Aetna Life Insurance and Annuity Company

SUBADVISER: Zurich Scudder Investments, Inc.



PRUDENTIAL JENNISON PORTFOLIO (CLASS II SHARES)



INVESTMENT OBJECTIVE



Seeks to achieve long-term growth of capital.



POLICIES



Invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. May invest up to 30% of total assets in foreign securities. Stocks are selected on a company-by-company basis using fundamental analysis. Investment adviser looks for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Normally invests 65% of total assets in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.



PRINCIPAL RISKS



Principal risks of investing in the Portfolio are: company risk, derivatives risk, foreign investment risk, management risk, and market risk. Company risk refers to the risk that the price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Derivatives are subject to a number of risks, including liquidity risk, interest rate risk, market risk, credit risk and management risk. A portfolio investing in a derivative instrument could lose more than the principal amount invested. Foreign investment risk includes: foreign market risk, currency risk and political developments. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Currency risk refers to the risk that changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. Political developments may adversely affect the value of the Portfolio's foreign securities. Actively managed portfolios are subject to management risk, because there is no guarantee that the investment decisions made by the subadvisers for the portfolios will be successful. Common stocks are subject to market risk stemming from factors independent of any particular security. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. Stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.



INVESTMENT ADVISER:  Prudential Investments Fund Management LLC
SUBADVISER: Jennison Associates LLC



SP JENNISON INTERNATIONAL GROWTH PORTFOLIO (CLASS II SHARES)



INVESTMENT OBJECTIVE



Seeks long-term growth of capital.



POLICIES



Invests in equity-related securities of foreign issuers that the subadviser thinks will increase in value over a period of years. Invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, invests at least 65% of total assets in common stock of foreign companies operating or based in at least five different countries. Looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitablility, strong balance sheets, management strength and strong market share for its products. Also tries to buy such stocks at attractive prices in relation to their growth prospects.



PRINCIPAL RISKS



Significant risks of investing in the Portfolio are: company risk, credit risk, derivatives risk, foreign investment risk, interest rate risk, and market risk. Company risk refers to the risk that the price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Credit risk refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they are due. Derivatives are subject to interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers such as: foreign market risk, currency risk and political developments. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Differences in accounting standards and custody and settlement practices of foreign securities generally involve more risk than investing in securities of U.S. issuers. Currency risk refers to the risk that changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. Political developments may adversely affect the value of the Portfolio's foreign securities. Interest rate risk refers to the risk that fixed income securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Common stocks are subject to market risk stemming from factors independent of any particular security. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. Stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.



INVESTMENT ADVISER:  Prudential Investments Fund Management LLC
SUBADVISER: Jennison Associates LLC

                                  APPENDIX IV


                        CONDENSED FINANCIAL INFORMATION

------------------------------------------------------------------


                                    TABLE I
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 0.95% (SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR EACH OF THE PERIODS IN THE THREE-YEAR PERIOD ENDED DECEMBER 31, 2000 (AS APPLICABLE), IS DERIVED FROM THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION.



                                                          2000           1999          1998
                                                          ----           ----          ----
AETNA BALANCED VP, INC.
Value at beginning of period                              $11.632        $10.337       $9.555(1)
Value at end of period                                    $11.457        $11.632      $10.337
Number of accumulation units outstanding at end of
 period                                                   788,863        417,961        5,235
AETNA BOND VP
Value at beginning of period                              $10.145        $10.319      $10.157(2)
Value at end of period                                    $11.018        $10.145      $10.319
Number of accumulation units outstanding at end of
 period                                                   722,145        708,744       16,582
AETNA GROWTH VP
Value at beginning of period                              $14.022        $10.489       $8.387(2)
Value at end of period                                    $12.229        $14.022      $10.489
Number of accumulation units outstanding at end of
 period                                                 1,034,464        453,570        8,460
AETNA GROWTH AND INCOME VP
Value at beginning of period                              $11.498         $9.886       $7.862(2)
Value at end of period                                    $10.140        $11.498       $9.886
Number of accumulation units outstanding at end of
 period                                                 1,630,201      1,093,630      125,488
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period                              $13.193        $10.716       $8.469(2)
Value at end of period                                    $11.839        $13.193      $10.716
Number of accumulation units outstanding at end of
 period                                                 4,191,119      2,135,759       31,054
AETNA INTERNATIONAL VP
Value at beginning of period                              $13.715         $9.149       $8.583(1)
Value at end of period                                    $10.824        $13.715       $9.149
Number of accumulation units outstanding at end of
 period                                                   274,728         75,017          587
AETNA MONEY MARKET VP
Value at beginning of period                              $10.615        $10.199      $10.122(2)
Value at end of period                                    $11.186        $10.615      $10.199
Number of accumulation units outstanding at end of
 period                                                 2,214,734      2,174,383      103,626
AETNA SMALL COMPANY VP
Value at beginning of period                              $12.128         $9.357       $8.799(1)
Value at end of period                                    $12.820        $12.128       $9.357
Number of accumulation units outstanding at end of
 period                                                   578,289        163,679       13,538
AETNA TECHNOLOGY VP
Value at beginning of period                               $9.999(1)
Value at end of period                                     $5.842
Number of accumulation units outstanding at end of
 period                                                   367,378
AIM V.I. CAPITAL APPRECIATION FUND
Value at beginning of period                              $14.675        $10.245       $7.522(2)
Value at end of period                                    $12.951        $14.675      $10.245
Number of accumulation units outstanding at end of
 period                                                   552,619        190,831       10,913
AIM V.I. GOVERNMENTS SECURITIES FUND
Value at beginning of period                              $10.488(2)
Value at end of period                                    $10.800
Number of accumulation units outstanding at end of
 period                                                     8,235
AIM V.I. GROWTH FUND
Value at beginning of period                              $14.438        $10.779       $7.856(2)
Value at end of period                                    $11.371        $14.438      $10.779
Number of accumulation units outstanding at end of
 period                                                   935,078        300,327       11,163
AIM V.I. GROWTH AND INCOME FUND
Value at beginning of period                              $14.179        $10.663       $7.948(2)
Value at end of period                                    $12.001        $14.179      $10.663
Number of accumulation units outstanding at end of
 period                                                 1,098,096        370,289        3,666
AIM V.I. VALUE FUND
Value at beginning of period                              $13.659        $10.616       $7.820(2)
Value at end of period                                    $11.548        $13.659      $10.616
Number of accumulation units outstanding at end of
 period                                                 1,793,243        895,401       27,668
ALLIANCE GROWTH AND INCOME PORTFOLIO
Value at beginning of period                               $9.778(3)
Value at end of period                                    $10.129
Number of accumulation units outstanding at end of
 period                                                    29,928

------------------------------------------------------------------

                                                          2000           1999          1998
                                                          ----           ----          ----
ALLIANCE PREMIER GROWTH PORTFOLIO
Value at beginning of period                               $9.283(3)
Value at end of period                                     $7.620
Number of accumulation units outstanding at end of
 period                                                    83,126
ALLIANCE QUASAR PORTFOLIO
Value at beginning of period                              $10.602(4)
Value at end of period                                     $9.511
Number of accumulation units outstanding at end of
 period                                                     1,070
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                              $10.438         $9.911       $8.459(2)
Value at end of period                                    $11.210        $10.438       $9.911
Number of accumulation units outstanding at end of
 period                                                 1,176,439        735,175       48,260
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                              $12.649        $10.265(1)
Value at end of period                                    $11.154        $12.649
Number of accumulation units outstanding at end of
 period                                                 1,214,067         84,394
FIDELITY VIP HIGH INCOME PORTFOLIO
Value at beginning of period                               $9.586         $8.949       $8.626(1)
Value at end of period                                     $7.362         $9.586       $8.949
Number of accumulation units outstanding at end of
 period                                                   887,740        590,621       40,909
FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO
Value at beginning of period                              $12.966        $10.535       $8.083(2)
Value at end of period                                    $11.993        $12.966      $10.535
Number of accumulation units outstanding at end of
 period                                                 1,991,818      1,126,347       42,196
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                              $24.654        $11.042       $7.183(2)
Value at end of period                                    $16.650        $24.654      $11.042
Number of accumulation units outstanding at end of
 period                                                 2,655,062      1,018,787       18,318
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                              $13.742        $10.945       $9.175(2)
Value at end of period                                    $13.308        $13.742      $10.945
Number of accumulation units outstanding at end of
 period                                                 3,217,068      1,721,022      114,603
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                              $15.599        $10.938       $7.907(2)
Value at end of period                                    $13.203        $15.599      $10.938
Number of accumulation units outstanding at end of
 period                                                 3,180,106      1,611,327      138,459
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                              $15.599         $9.576       $7.245(2)
Value at end of period                                    $13.030        $15.599       $9.576
Number of accumulation units outstanding at end of
 period                                                 4,326,254      1,828,183       63,712
MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
Value at beginning of period                              $10.385        $10.171       $9.712(1)
Value at end of period                                    $11.934        $10.385      $10.171
Number of accumulation units outstanding at end of
 period                                                   485,471        321,447       11,625
OPPENHEIMER MAIN STREET GROWTH & INCOME FUND / VA
Value at beginning of period                              $10.946         $9.080       $6.913(2)
Value at end of period                                     $9.891        $10.946       $9.080
Number of accumulation units outstanding at end of
 period                                                   768,952        341,458       27,241
OPPENHEIMER STRATEGIC BOND FUND / VA
Value at beginning of period                              $10.005         $9.823       $9.550(1)
Value at end of period                                    $10.171        $10.005       $9.823
Number of accumulation units outstanding at end of
 period                                                   410,623        247,095       21,480
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
Value at beginning of period                              $15.023        $10.193       $9.507(1)
Value at end of period                                    $14.030        $15.023      $10.193
Number of accumulation units outstanding at end of
 period                                                   643,763        207,410       10,086
PPI MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                              $15.499        $10.371       $7.999(2)
Value at end of period                                    $10.933        $15.499      $10.371
Number of accumulation units outstanding at end of
 period                                                   844,849        360,244       11,391

------------------------------------------------------------------

                                                          2000           1999          1998
                                                          ----           ----          ----
PPI MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                              $12.424        $10.113       $8.805(1)
Value at end of period                                    $11.755        $12.424      $10.113
Number of accumulation units outstanding at end of
 period                                                   383,389        208,889        4,604
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                              $14.511         $9.248       $8.553(1)
Value at end of period                                    $11.557        $14.511       $9.248
Number of accumulation units outstanding at end of
 period                                                   695,491        292,270       46,182


----------------------------------


FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 2000:
(1)  Funds were first received in this option during May 2000.
(2)  Funds were first received in this option during September 2000.
(3)  Funds were first received in this option during August 2000.
(4) Funds were first received in this option during October 2000. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1999:
(1) Funds were first received in this option during September 1999. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1998:
(1)  Funds were first received in this option during November 1998.
(2)  Funds were first received in this option during October 1998.

                        CONDENSED FINANCIAL INFORMATION

------------------------------------------------------------------


                                    TABLE II
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.25% (SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR EACH OF THE PERIODS IN THE THREE-YEAR PERIOD ENDED DECEMBER 31, 2000 (AS APPLICABLE), IS DERIVED FROM THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION.



                                                          2000           1999          1998
                                                          ----           ----          ----
AETNA BALANCED VP, INC.
Value at beginning of period                              $11.581        $10.323       $9.276(1)
Value at end of period                                    $11.372        $11.581      $10.323
Number of accumulation units outstanding at end of
 period                                                   741,768        403,187       17,681
AETNA BOND VP
Value at beginning of period                              $10.101        $10.305      $10.119(2)
Value at end of period                                    $10.937        $10.101      $10.305
Number of accumulation units outstanding at end of
 period                                                 1,025,035        806,343       30,949
AETNA GROWTH VP
Value at beginning of period                              $13.961        $10.475       $8.359(2)
Value at end of period                                    $12.139        $13.961      $10.475
Number of accumulation units outstanding at end of
 period                                                   901,462        536,727        8,297
AETNA GROWTH AND INCOME VP
Value at beginning of period                              $11.447         $9.872       $7.672(2)
Value at end of period                                    $10.065        $11.447       $9.872
Number of accumulation units outstanding at end of
 period                                                 1,840,246      1,317,642       55,707
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period                              $13.136        $10.702       $8.964(1)
Value at end of period                                    $11.752        $13.136      $10.702
Number of accumulation units outstanding at end of
 period                                                 3,665,275      2,394,661       94,255
AETNA INTERNATIONAL VP
Value at beginning of period                              $13.655         $9.137       $8.497(3)
Value at end of period                                    $10.744        $13.655       $9.137
Number of accumulation units outstanding at end of
 period                                                   211,631         79,291        4,529
AETNA MONEY MARKET VP
Value at beginning of period                              $10.569        $10.186      $10.086(1)
Value at end of period                                    $11.103        $10.569      $10.186
Number of accumulation units outstanding at end of
 period                                                 1,993,511      1,313,322       44,014
AETNA SMALL COMPANY VP
Value at beginning of period                              $12.074         $9.345       $7.219(2)
Value at end of period                                    $12.726        $12.074       $9.345
Number of accumulation units outstanding at end of
 period                                                   419,834        114,138        7,787
AETNA TECHNOLOGY VP
Value at beginning of period                               $9.999(1)
Value at end of period                                     $5.830
Number of accumulation units outstanding at end of
 period                                                   223,693
AIM V.I. CAPITAL APPRECIATION FUND
Value at beginning of period                              $14.611        $10.231       $7.914(2)
Value at end of period                                    $12.855        $14.611      $10.231
Number of accumulation units outstanding at end of
 period                                                   701,844        317,266       17,420
AIM V.I. GROWTH FUND
Value at beginning of period                              $14.375        $10.764       $8.120(2)
Value at end of period                                    $11.288        $14.375      $10.764
Number of accumulation units outstanding at end of
 period                                                 1,389,231        722,832       14,904
AIM V.I. GROWTH AND INCOME FUND
Value at beginning of period                              $14.117        $10.649       $8.179(2)
Value at end of period                                    $11.912        $14.117      $10.649
Number of accumulation units outstanding at end of
 period                                                 1,809,797        938,411        9,968
AIM V.I. VALUE FUND
Value at beginning of period                              $13.599        $10.601       $8.093(2)
Value at end of period                                    $11.463        $13.599      $10.601
Number of accumulation units outstanding at end of
 period                                                 2,930,390      1,538,846       29,486
ALLIANCE GROWTH AND INCOME PORTFOLIO
Value at beginning of period                               $9.765(2)
Value at end of period                                    $10.108
Number of accumulation units outstanding at end of
 period                                                    16,099
ALLIANCE PREMIER GROWTH PORTFOLIO
Value at beginning of period                               $9.083(3)
Value at end of period                                     $7.605
Number of accumulation units outstanding at end of
 period                                                    76,848
ALLIANCE QUASAR PORTFOLIO
Value at beginning of period                              $10.504(4)
Value at end of period                                     $9.491
Number of accumulation units outstanding at end of
 period                                                       431

------------------------------------------------------------------

                                                          2000           1999          1998
                                                          ----           ----          ----
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                              $10.392         $9.897       $8.314(2)
Value at end of period                                    $11.127        $10.392       $9.897
Number of accumulation units outstanding at end of
 period                                                 2,028,220      1,507,320       59,609
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                              $12.628        $10.231(1)
Value at end of period                                    $11.102        $12.628
Number of accumulation units outstanding at end of
 period                                                 1,209,832        124,948
FIDELITY VIP HIGH INCOME PORTFOLIO
Value at beginning of period                               $9.544         $8.936       $8.411(3)
Value at end of period                                     $7.307         $9.544       $8.936
Number of accumulation units outstanding at end of
 period                                                   990,111        712,099       19,661
FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO
Value at beginning of period                              $12.909        $10.521       $8.746(1)
Value at end of period                                    $11.904        $12.909      $10.521
Number of accumulation units outstanding at end of
 period                                                 2,706,891      1,682,680       29,543
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                              $24.546        $11.027       $6.858(2)
Value at end of period                                    $16.527        $24.546      $11.027
Number of accumulation units outstanding at end of
 period                                                 2,338,682        994,780       21,356
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                              $13.681        $10.930       $8.301(2)
Value at end of period                                    $13.210        $13.681      $10.930
Number of accumulation units outstanding at end of
 period                                                 3,812,377      2,130,090       27,397
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                              $15.531        $10.923       $7.596(2)
Value at end of period                                    $13.106        $15.531      $10.923
Number of accumulation units outstanding at end of
 period                                                 4,430,382      2,407,010       35,759
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                              $15.531         $9.563       $8.027(1)
Value at end of period                                    $12.934        $15.531       $9.563
Number of accumulation units outstanding at end of
 period                                                 4,782,841      2,118,680       39,602
MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
Value at beginning of period                              $10.339        $10.157       $9.772(3)
Value at end of period                                    $11.846        $10.339      $10.157
Number of accumulation units outstanding at end of
 period                                                 1,107,868        675,246       12,838
OPPENHEIMER AGGRESSIVE GROWTH FUND / VA
Value at beginning of period                              $16.952         $9.350       $6.300(2)
Value at end of period                                    $14.860        $16.952       $9.350
Number of accumulation units outstanding at end of
 period                                                   677,022        139,615       12,609
OPPENHEIMER MAIN STREET GROWTH & INCOME FUND / VA
Value at beginning of period                              $10.898         $9.067       $6.647(2)
Value at end of period                                     $9.818        $10.898       $9.067
Number of accumulation units outstanding at end of
 period                                                 1,516,368        737,210       41,656
OPPENHEIMER STRATEGIC BOND FUND / VA
Value at beginning of period                               $9.961         $9.810       $9.566(2)
Value at end of period                                    $10.096         $9.961       $9.810
Number of accumulation units outstanding at end of
 period                                                   497,551        321,797       13,169
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
Value at beginning of period                              $14.957        $10.180       $9.302(3)
Value at end of period                                    $13.926        $14.957      $10.180
Number of accumulation units outstanding at end of
 period                                                   845,124        361,089        9,561
PPI MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                              $15.431        $10.357       $6.702(2)
Value at end of period                                    $10.853        $15.431      $10.357
Number of accumulation units outstanding at end of
 period                                                 1,063,458        421,059       13,509
PPI MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                              $12.370        $10.099       $9.089(3)
Value at end of period                                    $11.668        $12.370      $10.099
Number of accumulation units outstanding at end of
 period                                                   740,495        434,221       36,363

------------------------------------------------------------------

                                                          2000           1999          1998
                                                          ----           ----          ----
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                              $14.448         $9.236       $8.395(2)
Value at end of period                                    $11.472        $14.448       $9.236
Number of accumulation units outstanding at end of
 period                                                   453,858        180,822       25,860


----------------------------------


FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 2000:
(1)  Funds were first received in this option during May 2000.
(2)  Funds were first received in this option during September 2000.
(3)  Funds were first received in this option during August 2000.
(4) Funds were first received in this option during October 2000. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1999:
(1) Funds were first received in this option during September 1999. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1998:
(1)  Funds were first received in this option during September 1998.
(2)  Funds were first received in this option during October 1998.
(3)  Funds were first received in this option during November 1998.

                        CONDENSED FINANCIAL INFORMATION

------------------------------------------------------------------


                                   TABLE III
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.40% (SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR EACH OF THE PERIODS IN THE THREE-YEAR PERIOD ENDED DECEMBER 31, 2000 (AS APPLICABLE), IS DERIVED FROM THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION.



                                                          2000          1999         1998
                                                          ----          ----         ----
AETNA BALANCED VP, INC.
Value at beginning of period                              $11.555      $10.316       $9.581(1)
Value at end of period                                    $11.330      $11.555      $10.316
Number of accumulation units outstanding at end of
 period                                                   383,215      237,246        9,447
AETNA BOND VP
Value at beginning of period                              $10.078      $10.298      $10.188(1)
Value at end of period                                    $10.896      $10.078      $10.298
Number of accumulation units outstanding at end of
 period                                                   402,297      300,240        3,930
AETNA GROWTH VP
Value at beginning of period                              $13.930      $10.468       $8.899(1)
Value at end of period                                    $12.094      $13.930      $10.468
Number of accumulation units outstanding at end of
 period                                                   205,559      114,036        2,298
AETNA GROWTH AND INCOME VP
Value at beginning of period                              $11.422       $9.866       $8.961(1)
Value at end of period                                    $10.028      $11.422       $9.866
Number of accumulation units outstanding at end of
 period                                                   609,964      407,605       47,020
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period                              $13.107      $10.694       $9.134(2)
Value at end of period                                    $11.709      $13.107      $10.694
Number of accumulation units outstanding at end of
 period                                                 1,645,365      926,393        4,957
AETNA INTERNATIONAL VP
Value at beginning of period                              $13.625       $9.131       $8.663(3)
Value at end of period                                    $10.704      $13.625       $9.131
Number of accumulation units outstanding at end of
 period                                                    82,568       28,091          718
AETNA MONEY MARKET VP
Value at beginning of period                              $10.546      $10.179      $10.120(1)
Value at end of period                                    $11.062      $10.546      $10.179
Number of accumulation units outstanding at end of
 period                                                   818,340      707,569       47,079
AETNA SMALL COMPANY VP
Value at beginning of period                              $12.048       $9.338       $8.739(3)
Value at end of period                                    $12.679      $12.048       $9.338
Number of accumulation units outstanding at end of
 period                                                   119,263       39,754          396
AETNA TECHNOLOGY VP
Value at beginning of period                               $8.693(1)
Value at end of period                                     $5.824
Number of accumulation units outstanding at end of
 period                                                    74,724
AIM V.I. CAPITAL APPRECIATION FUND
Value at beginning of period                              $14.579      $10.224       $9.078(1)
Value at end of period                                    $12.808      $14.579      $10.224
Number of accumulation units outstanding at end of
 period                                                   392,207      156,884          857
AIM V.I. GOVERNMENT SECURITIES FUND
Value at beginning of period                              $10.743(2)
Value at end of period                                    $10.767
Number of accumulation units outstanding at end of
 period                                                    10,553
AIM V.I. GROWTH FUND
Value at beginning of period                              $14.343      $10.757       $9.702(3)
Value at end of period                                    $11.246      $14.343      $10.757
Number of accumulation units outstanding at end of
 period                                                   539,472      228,578        1,498
AIM V.I. GROWTH AND INCOME FUND
Value at beginning of period                              $14.086      $10.641       $8.830(2)
Value at end of period                                    $11.868      $14.086      $10.641
Number of accumulation units outstanding at end of
 period                                                   628,311      259,387        7,172
AIM V.I. VALUE FUND
Value at beginning of period                              $13.569      $10.594       $9.664(3)
Value at end of period                                    $11.420      $13.569      $10.594
Number of accumulation units outstanding at end of
 period                                                 1,085,664      492,467        9,219
ALLIANCE GROWTH AND INCOME PORTFOLIO
Value at beginning of period                               $9.310(3)
Value at end of period                                    $10.098
Number of accumulation units outstanding at end of
 period                                                     4,460
ALLIANCE PREMIER GROWTH PORTFOLIO
Value at beginning of period                               $7.918(3)
Value at end of period                                     $7.597
Number of accumulation units outstanding at end of
 period                                                    23,775

------------------------------------------------------------------

                                                          2000          1999         1998
                                                          ----          ----         ----
ALLIANCE QUASAR PORTFOLIO
Value at beginning of period                               $8.851(4)
Value at end of period                                     $9.482
Number of accumulation units outstanding at end of
 period                                                       296
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                              $10.369       $9.891       $9.412(3)
Value at end of period                                    $11.086      $10.369       $9.891
Number of accumulation units outstanding at end of
 period                                                   597,258      471,012        9,907
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                              $12.618      $10.793(1)
Value at end of period                                    $11.076      $12.618
Number of accumulation units outstanding at end of
 period                                                   444,916       35,352
FIDELITY VIP HIGH INCOME PORTFOLIO
Value at beginning of period                               $9.523       $8.930       $8.987(3)
Value at end of period                                     $7.280       $9.523       $8.930
Number of accumulation units outstanding at end of
 period                                                   460,731      244,927       48,476
FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO
Value at beginning of period                              $12.881      $10.514       $8.946(1)
Value at end of period                                    $11.860      $12.881      $10.514
Number of accumulation units outstanding at end of
 period                                                 1,105,565      604,942        3,861
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                              $24.492      $11.020       $9.497(3)
Value at end of period                                    $16.466      $24.492      $11.020
Number of accumulation units outstanding at end of
 period                                                   933,621      368,330          944
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                              $13.651      $10.923       $9.275(4)
Value at end of period                                    $13.161      $13.651      $10.923
Number of accumulation units outstanding at end of
 period                                                 1,480,174      778,170        9,108
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                              $15.497      $10.915       $9.157(1)
Value at end of period                                    $13.057      $15.497      $10.915
Number of accumulation units outstanding at end of
 period                                                 1,465,080      647,596        6,648
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                              $15.497       $9.557       $8.519(1)
Value at end of period                                    $12.886      $15.497       $9.557
Number of accumulation units outstanding at end of
 period                                                 1,437,826      583,969        7,974
MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
Value at beginning of period                              $10.317      $10.150       $9.737(1)
Value at end of period                                    $11.803      $10.317      $10.150
Number of accumulation units outstanding at end of
 period                                                   359,846      307,463       27,534
OPPENHEIMER AGGRESSIVE GROWTH FUND / VA
Value at beginning of period                              $16.915       $9.343       $8.309(3)
Value at end of period                                    $14.805      $16.915       $9.343
Number of accumulation units outstanding at end of
 period                                                   262,829       58,765          407
OPPENHEIMER MAIN STREET GROWTH & INCOME FUND / VA
Value at beginning of period                              $10.874       $9.061       $8.449(1)
Value at end of period                                     $9.782      $10.874       $9.061
Number of accumulation units outstanding at end of
 period                                                   527,870      255,253        1,468
OPPENHEIMER STRATEGIC BOND FUND / VA
Value at beginning of period                               $9.939       $9.803       $9.768(3)
Value at end of period                                    $10.059       $9.939       $9.803
Number of accumulation units outstanding at end of
 period                                                   151,921      118,824           10
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
Value at beginning of period                              $14.924      $10.173       $9.421(3)
Value at end of period                                    $13.875      $14.924      $10.173
Number of accumulation units outstanding at end of
 period                                                   258,457       99,417          161
PPI MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                              $15.397      $10.350       $8.599(1)
Value at end of period                                    $10.812      $15.397      $10.350
Number of accumulation units outstanding at end of
 period                                                   337,201      173,671       12,479

------------------------------------------------------------------

                                                          2000          1999         1998
                                                          ----          ----         ----
PPI MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                              $12.343      $10.092       $8.886(1)
Value at end of period                                    $11.625      $12.343      $10.092
Number of accumulation units outstanding at end of
 period                                                   281,914      145,910        6,259
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                              $14.416       $9.229       $8.841(1)
Value at end of period                                    $11.430      $14.416       $9.229
Number of accumulation units outstanding at end of
 period                                                   360,841      122,089        2,368


----------------------------------


FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 2000:
(1)  Funds were first received in this option during May 2000.
(2)  Funds were first received in this option during November 2000.
(3)  Funds were first received in this option during September 2000.
(4) Funds were first received in this option during October 2000. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1999:
(1) Funds were first received in this option during October 1999. FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 1998:
(1)  Funds were first received in this option during November 1998.
(2)  Funds were first received in this option during October 1998.
(3)  Funds were first received in this option during December 1998.
(4)  Funds were first received in this option during September 1998.

                        CONDENSED FINANCIAL INFORMATION

------------------------------------------------------------------


                                    TABLE IV
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.45% (SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR THE PERIOD ENDED DECEMBER 31, 2000 IS DERIVED FROM THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION.



                                                         2000
                                                         ----
AETNA BALANCED VP, INC.
Value at beginning of period                             $9.867(1)
Value at end of period                                   $9.532
Number of accumulation units outstanding at end of
 period                                                  50,040
AETNA BOND VP
Value at beginning of period                            $10.042(1)
Value at end of period                                  $10.472
Number of accumulation units outstanding at end of
 period                                                  26,415
AETNA GROWTH VP
Value at beginning of period                             $9.187(1)
Value at end of period                                   $8.027
Number of accumulation units outstanding at end of
 period                                                  44,666
AETNA GROWTH AND INCOME VP
Value at beginning of period                             $9.481(1)
Value at end of period                                   $8.973
Number of accumulation units outstanding at end of
 period                                                  37,513
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period                             $9.846(1)
Value at end of period                                   $9.002
Number of accumulation units outstanding at end of
 period                                                  90,026
AETNA INTERNATIONAL VP
Value at beginning of period                             $9.183(1)
Value at end of period                                   $8.741
Number of accumulation units outstanding at end of
 period                                                  27,898
AETNA MONEY MARKET VP
Value at beginning of period                            $10.044(1)
Value at end of period                                  $10.143
Number of accumulation units outstanding at end of
 period                                                 101,038
AETNA SMALL COMPANY VP
Value at beginning of period                             $8.762(1)
Value at end of period                                   $9.234
Number of accumulation units outstanding at end of
 period                                                  19,542
AETNA TECHNOLOGY VP
Value at beginning of period                             $9.288(1)
Value at end of period                                   $6.088
Number of accumulation units outstanding at end of
 period                                                  27,854
AIM V.I. CAPITAL APPRECIATION FUND
Value at beginning of period                             $9.935(2)
Value at end of period                                   $7.678
Number of accumulation units outstanding at end of
 period                                                 100,309
AIM V.I. GOVERNMENT SECURITIES FUND
Value at beginning of period                            $10.090(3)
Value at end of period                                  $10.392
Number of accumulation units outstanding at end of
 period                                                     918
AIM V.I. GROWTH FUND
Value at beginning of period                             $9.945(2)
Value at end of period                                   $7.611
Number of accumulation units outstanding at end of
 period                                                 121,073
AIM V.I. GROWTH AND INCOME FUND
Value at beginning of period                             $9.846(1)
Value at end of period                                   $8.214
Number of accumulation units outstanding at end of
 period                                                  61,552
AIM V.I. VALUE FUND
Value at beginning of period                             $9.590(1)
Value at end of period                                   $8.804
Number of accumulation units outstanding at end of
 period                                                  83,391
ALLIANCE GROWTH AND INCOME PORTFOLIO
Value at beginning of period                             $9.984(1)
Value at end of period                                  $10.387
Number of accumulation units outstanding at end of
 period                                                  20,209
ALLIANCE PREMIER GROWTH PORTFOLIO
Value at beginning of period                             $9.505(1)
Value at end of period                                   $8.198
Number of accumulation units outstanding at end of
 period                                                  38,184
ALLIANCE QUASAR PORTFOLIO
Value at beginning of period                             $9.718(1)
Value at end of period                                   $8.589
Number of accumulation units outstanding at end of
 period                                                     963

------------------------------------------------------------------

                                                         2000
                                                         ----
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                            $10.343(1)
Value at end of period                                  $10.654
Number of accumulation units outstanding at end of
 period                                                  19,341
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                             $9.783(2)
Value at end of period                                   $8.554
Number of accumulation units outstanding at end of
 period                                                 131,209
FIDELITY VIP HIGH INCOME PORTFOLIO
Value at beginning of period                             $9.860(1)
Value at end of period                                   $8.470
Number of accumulation units outstanding at end of
 period                                                  13,910
FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO
Value at beginning of period                            $10.000(2)
Value at end of period                                   $9.440
Number of accumulation units outstanding at end of
 period                                                  56,160
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                            $10.000(2)
Value at end of period                                   $6.975
Number of accumulation units outstanding at end of
 period                                                 131,436
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                             $9.982(2)
Value at end of period                                   $9.746
Number of accumulation units outstanding at end of
 period                                                 175,868
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                            $10.000(2)
Value at end of period                                   $8.308
Number of accumulation units outstanding at end of
 period                                                 139,032
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                            $10.000(2)
Value at end of period                                   $8.570
Number of accumulation units outstanding at end of
 period                                                 255,501
MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
Value at beginning of period                            $10.244(1)
Value at end of period                                  $10.763
Number of accumulation units outstanding at end of
 period                                                  23,734
OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
Value at beginning of period                            $10.000(2)
Value at end of period                                   $6.828
Number of accumulation units outstanding at end of
 period                                                 159,723
OPPENHEIMER MAIN STREET GROWTH &
INCOME FUND/VA
Value at beginning of period                            $10.000(2)
Value at end of period                                   $8.838
Number of accumulation units outstanding at end of
 period                                                  86,667
OPPENHEIMER STRATEGIC BOND FUND/VA
Value at beginning of period                             $9.995(1)
Value at end of period                                   $9.939
Number of accumulation units outstanding at end of
 period                                                  17,052
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
Value at beginning of period                             $9.991(1)
Value at end of period                                   $8.801
Number of accumulation units outstanding at end of
 period                                                  54,610
PPI MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                             $8.529(1)
Value at end of period                                   $7.614
Number of accumulation units outstanding at end of
 period                                                  24,330
PPI MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                             $9.951(2)
Value at end of period                                   $8.726
Number of accumulation units outstanding at end of
 period                                                  31,491
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                             $9.570(1)
Value at end of period                                   $9.775
Number of accumulation units outstanding at end of
 period                                                  29,924


----------------------------------


FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 2000:
(1)  Funds were first received in this option during September 2000.
(2)  Funds were first received in this option during August 2000.

                        CONDENSED FINANCIAL INFORMATION

------------------------------------------------------------------


                                    TABLE V
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.75% (SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR THE PERIOD ENDED DECEMBER 31, 2000 IS DERIVED FROM THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION.



                                                         2000
                                                         ----
AETNA BALANCED VP, INC.
Value at beginning of period                            $10.000(1)
Value at end of period                                   $9.524
Number of accumulation units outstanding at end of
 period                                                  56,480
AETNA BOND VP
Value at beginning of period                            $10.131(2)
Value at end of period                                  $10.463
Number of accumulation units outstanding at end of
 period                                                  24,878
AETNA GROWTH VP
Value at beginning of period                             $9.727(1)
Value at end of period                                   $8.021
Number of accumulation units outstanding at end of
 period                                                  46,376
AETNA GROWTH AND INCOME VP
Value at beginning of period                            $10.000(1)
Value at end of period                                   $8.965
Number of accumulation units outstanding at end of
 period                                                  49,524
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period                            $10.000(3)
Value at end of period                                   $8.995
Number of accumulation units outstanding at end of
 period                                                 214,203
AETNA INTERNATIONAL VP
Value at beginning of period                            $10.038(4)
Value at end of period                                   $8.734
Number of accumulation units outstanding at end of
 period                                                  20,253
AETNA MONEY MARKET VP
Value at beginning of period                            $10.015(4)
Value at end of period                                  $10.135
Number of accumulation units outstanding at end of
 period                                                  68,061
AETNA SMALL COMPANY VP
Value at beginning of period                            $10.169(1)
Value at end of period                                   $9.226
Number of accumulation units outstanding at end of
 period                                                  22,000
AETNA TECHNOLOGY VP
Value at beginning of period                             $9.300(1)
Value at end of period                                   $6.083
Number of accumulation units outstanding at end of
 period                                                  72,410
AIM V.I. CAPITAL APPRECIATION FUND
Value at beginning of period                            $10.077(1)
Value at end of period                                   $7.672
Number of accumulation units outstanding at end of
 period                                                  88,286
AIM V.I. GOVERNMENT SECURITIES FUND
Value at beginning of period                            $10.222(5)
Value at end of period                                  $10.384
Number of accumulation units outstanding at end of
 period                                                   5,029
AIM V.I. GROWTH FUND
Value at beginning of period                            $10.000(1)
Value at end of period                                   $7.604
Number of accumulation units outstanding at end of
 period                                                  98,934
AIM V.I. GROWTH AND INCOME FUND
Value at beginning of period                            $10.000(1)
Value at end of period                                   $8.207
Number of accumulation units outstanding at end of
 period                                                 162,481
AIM V.I. VALUE FUND
Value at beginning of period                             $9.667(4)
Value at end of period                                   $8.796
Number of accumulation units outstanding at end of
 period                                                 156,962
ALLIANCE GROWTH AND INCOME PORTFOLIO
Value at beginning of period                            $10.240(1)
Value at end of period                                  $10.378
Number of accumulation units outstanding at end of
 period                                                  15,500
ALLIANCE PREMIER GROWTH PORTFOLIO
Value at beginning of period                             $9.170(4)
Value at end of period                                   $8.191
Number of accumulation units outstanding at end of
 period                                                 113,044
ALLIANCE QUASAR PORTFOLIO
Value at beginning of period                             $9.065(4)
Value at end of period                                   $8.582
Number of accumulation units outstanding at end of
 period                                                   5,820

------------------------------------------------------------------

                                                         2000
                                                         ----
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                            $10.000(1)
Value at end of period                                  $10.645
Number of accumulation units outstanding at end of
 period                                                  17,998
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                             $9.790(1)
Value at end of period                                   $8.546
Number of accumulation units outstanding at end of
 period                                                 121,084
FIDELITY VIP HIGH INCOME PORTFOLIO
Value at beginning of period                             $9.903(1)
Value at end of period                                   $8.463
Number of accumulation units outstanding at end of
 period                                                  13,207
FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO
Value at beginning of period                            $10.000(1)
Value at end of period                                   $9.432
Number of accumulation units outstanding at end of
 period                                                  58,407
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                            $10.000(1)
Value at end of period                                   $6.969
Number of accumulation units outstanding at end of
 period                                                 127,628
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                            $10.000(1)
Value at end of period                                   $9.738
Number of accumulation units outstanding at end of
 period                                                 180,750
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                            $10.000(1)
Value at end of period                                   $8.301
Number of accumulation units outstanding at end of
 period                                                 198,258
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                            $10.000(1)
Value at end of period                                   $8.563
Number of accumulation units outstanding at end of
 period                                                 276,998
MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
Value at beginning of period                            $10.243(4)
Value at end of period                                  $10.754
Number of accumulation units outstanding at end of
 period                                                  17,925
OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
Value at beginning of period                            $10.000(1)
Value at end of period                                   $6.823
Number of accumulation units outstanding at end of
 period                                                 108,107
OPPENHEIMER MAIN STREET GROWTH &
INCOME FUND/VA
Value at beginning of period                             $9.736(4)
Value at end of period                                   $8.831
Number of accumulation units outstanding at end of
 period                                                  72,969
OPPENHEIMER STRATEGIC BOND FUND/VA
Value at beginning of period                             $9.991(4)
Value at end of period                                   $9.931
Number of accumulation units outstanding at end of
 period                                                  16,124
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
Value at beginning of period                             $9.984(4)
Value at end of period                                   $8.794
Number of accumulation units outstanding at end of
 period                                                  59,096
PPI MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                             $9.683(4)
Value at end of period                                   $7.608
Number of accumulation units outstanding at end of
 period                                                  23,377
PPI MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                             $9.996(1)
Value at end of period                                   $8.719
Number of accumulation units outstanding at end of
 period                                                  26,544
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                            $10.111(4)
Value at end of period                                   $9.767
Number of accumulation units outstanding at end of
 period                                                  19,915


----------------------------------


FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 2000:
(1)  Funds were first received in this option during August 2000.
(2)  Funds were first received in this option during October 2000.
(3)  Funds were first received in this option during December 2000.
(4)  Funds were first received in this option during September 2000.
(5)  Funds were first received in this option during November 2000.

                        CONDENSED FINANCIAL INFORMATION

------------------------------------------------------------------


                                    TABLE VI
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.90% (SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR THE PERIOD ENDED DECEMBER 31, 2000 IS DERIVED FROM THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORT THEREON FOR THE YEAR ENDED DECEMBER 31, 2000 ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION.



                                                         2000
                                                         ----
AETNA BALANCED VP, INC.
Value at beginning of period                             $9.924(1)
Value at end of period                                   $9.520
Number of accumulation units outstanding at end of
 period                                                  29,543
AETNA BOND VP
Value at beginning of period                            $10.323(2)
Value at end of period                                  $10.459
Number of accumulation units outstanding at end of
 period                                                   2,717
AETNA GROWTH VP
Value at beginning of period                             $9.280(1)
Value at end of period                                   $8.017
Number of accumulation units outstanding at end of
 period                                                   5,769
AETNA GROWTH AND INCOME VP
Value at beginning of period                             $9.312(1)
Value at end of period                                   $8.962
Number of accumulation units outstanding at end of
 period                                                   6,539
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period                            $10.031(3)
Value at end of period                                   $8.991
Number of accumulation units outstanding at end of
 period                                                  12,685
AETNA INTERNATIONAL VP
Value at beginning of period                             $9.317(1)
Value at end of period                                   $8.730
Number of accumulation units outstanding at end of
 period                                                     899
AETNA MONEY MARKET VP
Value at beginning of period                            $10.014(1)
Value at end of period                                  $10.130
Number of accumulation units outstanding at end of
 period                                                  92,189
AETNA SMALL COMPANY VP
Value at beginning of period                             $9.222(4)
Value at end of period                                   $9.223
Number of accumulation units outstanding at end of
 period                                                   3,438
AETNA TECHNOLOGY VP
Value at beginning of period                             $8.131(1)
Value at end of period                                   $6.080
Number of accumulation units outstanding at end of
 period                                                  27,016
AIM V.I. CAPITAL APPRECIATION FUND
Value at beginning of period                            $10.097(5)
Value at end of period                                   $7.669
Number of accumulation units outstanding at end of
 period                                                  98,266
AIM V.I. GOVERNMENT SECURITIES FUND
Value at beginning of period                            $10.350(2)
Value at end of period                                  $10.379
Number of accumulation units outstanding at end of
 period                                                   2,947
AIM V.I. GROWTH FUND
Value at beginning of period                            $10.032(5)
Value at end of period                                   $7.601
Number of accumulation units outstanding at end of
 period                                                  52,042
AIM V.I. GROWTH AND INCOME FUND
Value at beginning of period                             $9.845(1)
Value at end of period                                   $8.204
Number of accumulation units outstanding at end of
 period                                                  69,883
AIM V.I. VALUE FUND
Value at beginning of period                            $10.009(5)
Value at end of period                                   $8.793
Number of accumulation units outstanding at end of
 period                                                  28,615
ALLIANCE GROWTH AND INCOME PORTFOLIO
Value at beginning of period                            $10.145(2)
Value at end of period                                  $10.374
Number of accumulation units outstanding at end of
 period                                                   1,545
ALLIANCE PREMIER GROWTH PORTFOLIO
Value at beginning of period                             $9.504(1)
Value at end of period                                   $8.188
Number of accumulation units outstanding at end of
 period                                                   6,109
ALLIANCE QUASAR PORTFOLIO
Value at beginning of period                             $9.714(1)
Value at end of period                                   $8.579
Number of accumulation units outstanding at end of
 period                                                     835

------------------------------------------------------------------

                                                         2000
                                                         ----
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                            $10.074(1)
Value at end of period                                  $10.640
Number of accumulation units outstanding at end of
 period                                                   7,261
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                             $9.018(1)
Value at end of period                                   $8.543
Number of accumulation units outstanding at end of
 period                                                  37,652
FIDELITY VIP HIGH INCOME PORTFOLIO
Value at beginning of period                             $9.371(1)
Value at end of period                                   $8.459
Number of accumulation units outstanding at end of
 period                                                  12,250
FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK-
PORTFOLIO
Value at beginning of period                             $9.607(1)
Value at end of period                                   $9.428
Number of accumulation units outstanding at end of
 period                                                  10,423
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                             $9.755(1)
Value at end of period                                   $6.966
Number of accumulation units outstanding at end of
 period                                                 131,360
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                            $10.056(5)
Value at end of period                                   $9.734
Number of accumulation units outstanding at end of
 period                                                  49,506
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                             $9.982(1)
Value at end of period                                   $8.298
Number of accumulation units outstanding at end of
 period                                                  83,221
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                             $9.853(1)
Value at end of period                                   $8.559
Number of accumulation units outstanding at end of
 period                                                 113,875
MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
Value at beginning of period                            $10.077(5)
Value at end of period                                  $10.749
Number of accumulation units outstanding at end of
 period                                                  15,277
OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
Value at beginning of period                            $10.260(5)
Value at end of period                                   $6.820
Number of accumulation units outstanding at end of
 period                                                 318,940
OPPENHEIMER MAIN STREET GROWTH &
INCOME FUND/VA
Value at beginning of period                             $9.168(1)
Value at end of period                                   $8.827
Number of accumulation units outstanding at end of
 period                                                  13,806
OPPENHEIMER STRATEGIC BOND FUND/VA
Value at beginning of period                             $9.822(4)
Value at end of period                                   $9.927
Number of accumulation units outstanding at end of
 period                                                   2,305
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
Value at beginning of period                             $9.186(1)
Value at end of period                                   $8.790
Number of accumulation units outstanding at end of
 period                                                  94,883
PPI MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                             $8.273(1)
Value at end of period                                   $7.605
Number of accumulation units outstanding at end of
 period                                                  22,160
PPI MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                             $9.414(1)
Value at end of period                                   $8.715
Number of accumulation units outstanding at end of
 period                                                   2,326
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                             $9.724(1)
Value at end of period                                   $9.763
Number of accumulation units outstanding at end of
 period                                                   7,075


----------------------------------


FOOTNOTES FOR PERIOD ENDED DECEMBER 31, 2000:
(1)  Funds were first received in this option during September 2000.
(2)  Funds were first received in this option during November 2000.
(3)  Funds were first received in this option during December 2000.
(4)  Funds were first received in this option during October 2000.
(5)  Funds were first received in this option during August 2000.

                           VARIABLE ANNUITY ACCOUNT B

                    AETNA LIFE INSURANCE AND ANNUITY COMPANY


             SUPPLEMENT DATED MAY 1, 2001 TO MAY 1, 2001 PROSPECTUS


GENERAL DESCRIPTION OF GET M

Series M of the Aetna GET Fund (GET M) is an investment option that may be available during the accumulation phase of the contract. Aetna Life Insurance and Annuity Company (the Company, we, our) makes a guarantee, as described below, when you direct money into GET M. Aeltus Investment Management, Inc. serves as investment adviser to GET M.

We will offer GET M shares only during its offering period, which is scheduled to run from March 15, 2001 through the close of business on June 13, 2001.
GET M may not be available under your contract, your plan or in your state. Please read the GET M prospectus for a more complete description of GET M, including its charges and expenses.

INVESTMENT OBJECTIVE OF GET M

GET M seeks to achieve maximum total return, without compromising a minimum targeted return, by participating in favorable equity market performance during the guarantee period.

GET M's guarantee period runs from June 14, 2001 through June 13, 2006. During the offering period, all GET M assets will be invested in short-term instruments and during the guarantee period will be invested in a combination of fixed income and equity securities.

THE GET FUND GUARANTEE

The guarantee period for GET M will end on June 13, 2006, which is GET M's maturity date. The Company guarantees that the value of an accumulation unit of the GET M subaccount under the contract on the maturity date (as valued after the close of business on June 13 2006) will not be less than its value as determined after the close of business on the last day of the offering period. If the value on the maturity date is lower than it was on the last day of the offering period, we will transfer funds from our general account to the GET M subaccount to make up the difference. This means that if you remain invested in GET M until the maturity date, at the maturity date you will receive no less than the value of your separate account investment directed to GET M as of the last day of the offering period, less any maintenance fees or any amounts you transfer or withdraw from the GET M subaccount. The value of dividends and distributions made by GET M throughout the guarantee period is taken into account in determining whether, for purposes of the guarantee, the value of your GET M investment on the maturity date is no less than its value as of the last day of the offering period. The guarantee does not promise that you will earn the fund's minimum targeted return referred to in the investment objective.

If you withdraw or transfer funds from GET M before the maturity date, we will process the transactions at the actual unit value next determined after we receive your order. The guarantee will not apply to these amounts or to amounts deducted as a maintenance fee, if applicable.

MATURITY DATE

Before the maturity date, we will send a notice to each contract holder who has amounts in GET M. This notice will remind you that the maturity date is approaching and that you must choose other investment options for your GET M amounts. If you do not make a choice, on the maturity date we will transfer your GET M amounts to another available series of the GET Fund that is accepting deposits. If no GET Fund series is available, we will transfer your GET M amounts to the fund or funds designated by the Company.


X.GETM56297-01                                                          May 2001

The following information supplements the "Fee Table" contained in the prospectus:

MAXIMUM FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE
ACCOUNT

In addition to the amounts currently listed under the heading "Fee Table" in the prospectus, we will make a daily deduction of a GET M Guarantee Charge, equal on an annual basis to the percentage shown below, from the amounts allocated to the GET M investment option:

GET M GUARANTEE CHARGE (deducted daily during the
  Guarantee Period)...............................  0.50%
MAXIMUM TOTAL SEPARATE ACCOUNT EXPENSES (including
  the optional 0.50%
  Premium Bonus Option Charge(1)..................  2.40%(2)

The following information supplements the "Fund Expense Table" contained in the prospectus:

AETNA GET FUND SERIES M ANNUAL EXPENSES
(As a percentage of the average net assets.)

                                           INVESTMENT                                       TOTAL FUND ANNUAL EXPENSES
                                        ADVISORY FEES(3)        OTHER EXPENSES(4)        (AFTER EXPENSE REIMBURSEMENT)(5)
                                     ----------------------  -----------------------  --------------------------------------
Aetna GET Fund Series M                            0.60%                   0.15%                                0.75%

For more information regarding expenses paid out of assets of the fund, see the GET M prospectus.

--------------------------------

(1) If you elect the premium bonus option, the premium bonus option charge is assessed during the first seven account years. After the seventh account year, or if you do not elect the premium bonus option, the maximum total separate account expenses you would pay is 1.90%.
(2) The total separate account expenses that apply to your contract may be lower. Please refer to the "Fee Table" section of your prospectus.
(3) The Investment Advisory Fee will be 0.25% during the offering period and 0.60% during the guarantee period.
(4) "Other Expenses" include an annual fund administrative fee of 0.075% of the average daily net assets of GET M and any additional direct fund expenses.
(5) The investment adviser is contractually obligated through GET M's maturity date to waive all or a portion of its investment advisory fee and/or its administrative fee and/or to reimburse a portion of the fund's other expenses in order to ensure that GET M's Total Fund Annual Expenses do not exceed 0.75% of the fund's average daily net assets. It is not expected that GET M's actual expenses without this waiver or reimbursement will exceed this amount.

The following information supplements the "Hypothetical Examples" contained in the prospectus:

HYPOTHETICAL EXAMPLES--AETNA GET FUND
SERIES M

ACCOUNT FEES YOU MAY INCUR OVER TIME. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the GET M investment option under the contract (until GET M's maturity date) and assume a 5% annual return on the investment.(6)

  --   THESE EXAMPLES ARE PURELY HYPOTHETICAL.
  --   THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
       FUTURE EXPENSES OR EXPECTED RETURNS.
  --   ACTUAL EXPENSES AND/OR RETURNS MAY BE MORE OR LESS THAN
       THOSE SHOWN IN THESE EXAMPLES.

                            EXAMPLE A                                  EXAMPLE B
             If you withdraw your entire account        If at the end of the periods shown you
             value at the end of the periods shown,     (1) leave your entire account value
             you would pay the following expenses,      invested or (2) select an income phase
             including any applicable early             payment option, you would pay the
             withdrawal charge:                         following expenses (no early withdrawal
                                                        charge is reflected):

                               1 YEAR   3 YEARS   5 YEARS   1 YEAR    3 YEARS   5 YEARS
                               ------   -------   -------   -------   -------   -------
   Aetna GET Fund Series M      $95      $151      $202       $32       $98      $166

--------------------------------


(6) The examples shown above reflect an annual mortality and expense risk charge of 1.25%, an annual contract administrative expense charge of 0.15%, an annual GET M guarantee charge of 0.50%, an annual premium bonus charge of 0.50%, a $30 annual maintenance fee that has been converted to a percentage of assets equal to 0.023% and all charges and expenses of the GET M Fund. Example A reflects an early withdrawal charge of 7% of the purchase payments at the end of year 1, 6% at the end of year 3 and 4% at the end of year 5. (The expenses that you would pay under your contract may be lower. Please refer to the "Fee Table" section of your prospectus.)

The following information supplements "Appendix III--Description of Underlying Funds" contained in the prospectus:

AETNA GET FUND (SERIES M) INVESTMENT OBJECTIVE

Seeks to achieve maximum total return without compromising a minimum targeted return (Targeted Return) by participating in favorable equity market performance during the guarantee period, from June 14, 2001 through June 13, 2006, the maturity date.

POLICIES

Prior to June 14, 2001, assets are invested entirely in short-term instruments. After that date, assets are allocated between equities and fixed income securities. Equities consist primarily of common stocks. Fixed income securities consist primarily of short- to intermediate-duration U.S. Government securities and may also consist of mortgage backed securities and corporate obligations. The investment adviser uses a proprietary computer model to determine the percentage of assets to allocate between the fixed and the equity components. As the value of the equity component declines, more assets are allocated to the fixed component.

RISKS

The principal risks of investing in Series M are those generally attributable to stock and bond investing. The success of Series M's strategy depends on the investment adviser's skill in allocating assets between the equity and fixed components and in selecting investments within each component. Because Series M invests in both stocks and bonds, it may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. If at the inception of, or any time during, the guarantee period interest rates are low, Series M assets may be largely invested in the fixed component in order to increase the likelihood of achieving the Targeted Return at the maturity date. The effect of low interest rates on Series M would likely be more pronounced at the beginning of the guarantee period as the initial allocation of assets would include more fixed income securities. In addition, if during the guarantee period the equity markets experienced a major decline, Series M assets may become largely invested in the fixed component in order to increase the likelihood of achieving the Targeted Return at the maturity date. Use of the fixed component reduces Series M's ability to participate as fully in upward equity market movements and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

INVESTMENT ADVISER: Aeltus Investment Management, Inc.


X.GETM56297-01                                                          May 2001

--------------------------------------------------------------------------------
                         VARIABLE ANNUITY ACCOUNT B
                                     OF
                   AETNA LIFE INSURANCE AND ANNUITY COMPANY
--------------------------------------------------------------------------------

             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001

                            AETNA VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account B (the "separate account") dated May 1, 2001.

A free prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing to or calling:

                         ING Aetna Financial Services
                               Annuity Services
                             151 Farmington Avenue
                       Hartford, Connecticut 06156-1258
                                1-800-238-6219

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

                              TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Information and History.........................................     2
Variable Annuity Account B..............................................     2
Offering and Purchase of Contracts......................................     3
Performance Data........................................................     3
  General...............................................................     3
  Average Annual Total Return Quotations................................     4
Income Phase Payments...................................................     7
Sales Material and Advertising..........................................     8
Independent Auditors....................................................     9
Financial Statements of the Separate Account............................     S-1
Financial Statements of Aetna Life Insurance and Annuity Company
  and Subsidiaries......................................................     F-1

                       GENERAL INFORMATION AND HISTORY

Aetna Life Insurance and Annuity Company (the Company, we, us, our) issues the contract described in the prospectus and is responsible for providing each contract's insurance and annuity benefits. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. Through a merger, our assets include the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in 1954). We are engaged in the business of issuing life insurance and annuities. Our Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

As of December 31, 2000, the Company and its subsidiary life company had $51 billion invested through their products, including $37 billion in their separate accounts (of which the Company, or it subsidiary Aeltus Investment Management, Inc., oversees the management of $23 billion). The Company is ranked among the top 1% of all U.S. life insurance companies rated by A.M. Best Company based on assets as of December 31, 1999.

In addition to serving as the depositor for the separate account, the Company is a registered investment adviser under the Investment Advisers Act of 1940. We provide investment advice to several of the registered management investment companies offered as variable investment options under the contracts funded by the separate account (see "Variable Annuity Account B" below).

Other than the mortality and expense risk charge and administrative expense charge described in the prospectus, all expenses incurred in the operations of the separate account are borne by the Company. See "Fees" in the prospectus. We receive reimbursement for certain administrative costs from some advisers of the funds used as funding options under the contract. These fees generally range up to 0.425%.

The assets of the separate account are held by the Company. The separate account has no custodian. However, the funds in whose shares the assets of the separate account are invested each have custodians, as discussed in their respective prospectuses.

From this point forward, the term "contract(s)" refers only to those offered through the prospectus.

                         VARIABLE ANNUITY ACCOUNT B

Variable Annuity Account B is a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company. The separate account is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Purchase payments to accounts under the contract may be allocated to one or more of the subaccounts. Each subaccount invests in the shares of only one of the funds listed below. We may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the contract. The availability of the funds is subject to applicable regulatory authorization. Not all funds are available in all jurisdictions or under all contracts.

The funds currently available under the contract are as follows:

AETNA BALANCED VP, INC.                                             JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Aetna Income Shares d/b/a AETNA BOND VP                             JANUS ASPEN BALANCED PORTFOLIO
AETNA GROWTH VP                                                     JANUS ASPEN GROWTH PORTFOLIO
Aetna Variable Fund d/b/a AETNA GROWTH AND INCOME VP                JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
AETNA INDEX PLUS LARGE CAP VP                                       MFS-Registered Trademark- TOTAL RETURN SERIES
AETNA INTERNATIONAL VP                                              MITCHELL HUTCHINS SERIES TRUST GROWTH & INCOME PORTFOLIO
Aetna Variable Encore Fund d/b/a AETNA MONEY MARKET VP              MITCHELL HUTCHINS SERIES TRUST SMALL CAP PORTFOLIO*
AETNA SMALL COMPANY VP                                              MITCHELL HUTCHINS SERIES TRUST TACTICAL ALLOCATION PORTFOLIO
AETNA TECHNOLOGY VP                                                 OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
AIM V.I. CAPITAL APPRECIATION FUND                                  OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
AIM V.I. GOVERNMENT SECURITIES                                      OPPENHEIMER STRATEGIC BOND FUND/VA
AIM V.I. GROWTH FUND                                                PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO
AIM V.I. GROWTH AND INCOME FUND                                     PILGRIM VP MAGNACAP PORTFOLIO
AIM V.I. VALUE FUND                                                 PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO
ALLIANCE VARIABLE PRODUCTS -- GROWTH AND INCOME PORTFOLIO           PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO
ALLIANCE VARIABLE PRODUCTS -- PREMIER GROWTH PORTFOLIO              PORTFOLIO PARTNERS, INC. (PPI) MFS CAPITAL OPPORTUNITIES
ALLIANCE VARIABLE PRODUCTS -- QUASAR PORTFOLIO                        PORTFOLIO
FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) EQUITY-INCOME       PORTFOLIO PARTNERS, INC. (PPI) MFS EMERGING EQUITIES PORTFOLIO
  PORTFOLIO                                                         PORTFOLIO PARTNERS, INC. (PPI) MFS RESEARCH GROWTH PORTFOLIO
FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) GROWTH PORTFOLIO    PORTFOLIO PARTNERS, INC. (PPI) SCUDDER INTERNATIONAL GROWTH
FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) HIGH INCOME           PORTFOLIO
  PORTFOLIO                                                         PRUDENTIAL JENNISON PORTFOLIO (CLASS II SHARES)
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II (VIP II)               SP JENNISON INTERNATIONAL GROWTH PORTFOLIO (CLASS II SHARES)
  CONTRAFUND-Registered Trademark- PORTFOLIO


*Effective September 15, 2000, this fund is closed to new investors and to new investments by existing investors.


Complete descriptions of each of the funds, including their investment objectives, policies, risks and fees and expenses, are contained in the prospectuses and statements of additional information for each of the funds.

                     OFFERING AND PURCHASE OF CONTRACTS

The Company's subsidiary, Aetna Investment Services, LLC (AIS), serves as the principal underwriter for the contract. AIS, a Delaware limited liability company, is registered as a broker-dealer with the SEC. AIS is also a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. AIS' principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. The contracts are distributed through life insurance agents licensed to sell variable annuities who are registered representatives of AIS or of other registered broker-dealers who have entered into sales arrangements with AIS. The offering of the contracts is continuous. A description of the manner in which the contracts are purchased can be found in the prospectus under the sections entitled "Purchase and Rights" and "Your Account Value."

                               PERFORMANCE DATA

GENERAL


From time to time we may advertise different types of historical performance for the subaccounts of the separate account available under the contract. We may advertise the "standardized average annual total returns," calculated in a manner prescribed by the SEC (the "standardized return"), as well as "non-standardized returns," both of which are described below.


The standardized and non-standardized total return figures are computed according to a formula in which a hypothetical initial purchase payment of $1,000 is applied to the various subaccounts under the contract, and then related to the ending redeemable values over one, five and ten year periods (or fractional periods thereof). The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result which is then expressed as a percentage, carried to at least the nearest hundredth of a percent. The standardized figures use the actual returns of the fund since the date contributions were first received in the fund under the separate account, adjusted to reflect the deduction of the maximum recurring charges under the contract during each period (i.e., Option Package III: 1.25% mortality and expense risk charge, $30 annual maintenance fee, 0.15% administrative charge, and early withdrawal charge of 7% of purchase payments grading down to 0% after 7 years). These charges will be deducted on a pro rata basis in the case of fractional periods. The maintenance fee is converted to a percentage of assets based on the average account size under the contract described in the prospectus. The total return figures shown below will be lower than the standardized figures for Option Packages I and II because of the lower mortality and expense risk charge under those Option Packages (0.80% and 1.10% respectively). We may also advertise standardized returns and non-standardized returns using the fees and charges applicable to Option Packages I and II.

The non-standardized figures will be calculated in a similar manner, except that they will not reflect the deduction of any applicable early withdrawal charge, and in some advertisements will also exclude the effect of the annual maintenance fee. The deduction of the early withdrawal charge and the annual maintenance fee would decrease the level of performance shown if reflected in these calculations. The non-standardized figures may also include monthly, quarterly, year-to-date and three-year periods, and may include returns calculated from the fund's inception date and/or the date contributions were first received in the fund under the separate account. The non-standardized returns shown in the tables below reflect the deduction of the maximum recurring charges under the contract except the early withdrawal charge (i.e., Option Package III: 1.25% mortality and expense risk charge, $30 annual maintenance fee, and 0.15% administrative charge). We may also advertise returns based on lower charges that may apply to contracts under Option Packages I and II.

Standardized and non-standardized calculations do not currently include the premium bonus or reflect the deduction of the corresponding premium bonus charge; but, to the extent permitted by applicable law, we may include the premium bonus and corresponding charge in the standardized and non-standardized average annual total returns in the future.

Investment results of the funds will fluctuate over time, and any presentation of the subaccounts' total return quotations for any prior period should not be considered as a representation of how the subaccounts will perform in any future period. Additionally, the account value upon redemption may be more or less than your original cost.

AVERAGE ANNUAL TOTAL RETURN QUOTATIONS - STANDARDIZED AND NON-STANDARDIZED The tables below reflect the average annual standardized and non-standardized total return quotation figures for the periods ended December 31, 2000 for the subaccounts under the contract. The standardized returns assume the maximum charges under the contract (i.e., Option Package III) as described under "General" above. The non-standardized returns assume the same charges but do not include the early withdrawal charges. We may also advertise returns based on lower charges that may apply to particular contracts under option packages I and II.

For the subaccounts funded by the Portfolio Partners, Inc. (PPI) portfolios, two sets of performance returns are shown for each subaccount: one showing performance based solely on the performance of the PPI portfolio from November 28, 1997 the date the portfolio commenced operations; and one quotation based on (a) performance through November 26, 1997 of the fund it replaced under many contracts and (b) after November 26, 1997 based on the performance of the PPI portfolio.

For those subaccounts where results are not available for the full calendar period indicated, performance for such partial periods is shown in the column labeled "Since Inception." For standardized performance, the "Since Inception" column shows the average annual return since the date contributions were first received in the fund under the separate account. For non-standardized performance, the "Since Inception" column shows the average annual total return since the fund's inception date.

                                                                   ---------------------------------------------------------------
                                                                                                                        DATE
                                                                                                                    CONTRIBUTIONS
                                                                                STANDARDIZED                        FIRST RECEIVED
                                                                                                                      UNDER THE
                                                                                                                  SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE
              SUBACCOUNT                                            1 YEAR     5 YEAR     10 YEAR     INCEPTION*
----------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.(1)                                          (8.28%)    11.22%      10.98%
Aetna Bond VP(1)                                                     1.85%      3.61%       6.24%
Aetna Growth VP                                                    (19.60%)                             18.06%       05/30/1997
Aetna Growth and Income VP(1)                                      (18.62%)    12.08%      12.21%
Aetna Index Plus Large Cap VP                                      (17.07%)                             16.94%       10/31/1996
Aetna International VP                                             (27.91%)                              2.68%       05/05/1998
Aetna Money Market VP(1)(2)                                         (1.39%)     3.44%       3.63%
Aetna Small Company VP                                              (1.05%)                             13.60%       05/30/1997
Aetna Technology VP                                                                                    (45.85%)      05/01/2000
AIM V.I. Capital Appreciation Fund                                 (18.56%)                             22.16%       10/02/1998
AIM V.I. Growth Fund                                               (28.07%)                             13.65%       10/02/1998
AIM V.I. Growth and Income Fund                                    (22.18%)                             16.14%       10/02/1998
AIM V.I. Value Fund                                                (22.27%)                             14.64%       10/02/1998
Alliance Growth and Income Portfolio                                                                    (3.80%)      09/22/2000
Alliance Premier Growth Portfolio                                                                      (23.77%)      09/21/2000
Fidelity VIP Equity-Income Portfolio                                 0.64%     11.47%                   15.00%       12/30/1994
Fidelity VIP Growth Portfolio                                      (18.63%)    17.29%                   19.97%       12/30/1994
Fidelity VIP High Income Portfolio                                 (30.04%)    (0.69%)                   0.64%       06/30/1995
Fidelity VIP II Contrafund-Registered Trademark-Portfolio          (14.30%)    15.79%                   16.49%       06/30/1995
Janus Aspen Aggressive Growth Portfolio                            (39.32%)    18.18%                   18.65%       10/31/1994
Janus Aspen Balanced Portfolio                                      (9.94%)    16.72%                   17.77%       01/31/1995
Janus Aspen Growth Portfolio                                       (22.18%)    17.38%                   18.02%       07/29/1994
Janus Aspen Worldwide Growth Portfolio                             (23.29%)    21.01%                   22.81%       04/28/1995
MFS-Registered Trademark- Total Return Series                        8.18%                              11.25%       05/31/1996
Mitchell Hutchins Growth and Income Portfolio                      (12.47%)                             (2.62%)      05/05/1999
Mitchell Hutchins Small Cap Portfolio                                6.24%                               9.09%       07/02/1999
Mitchell Hutchins Tactical Allocation Portfolio                     (9.84%)                             (1.42%)      05/17/1999
Oppenheimer Aggressive Growth Fund/VA                              (18.89%)                             19.17%       05/30/1997
Oppenheimer Main Street Growth & Income Fund/VA                    (16.44%)                              6.85%       05/30/1997
Oppenheimer Strategic Bond Fund/VA                                  (5.11%)                              1.16%       05/30/1997
==================================================================================================================================
PPI MFS Capital Opportunities Portfolio                            (13.41%)                             18.24%       11/28/1997
Neuberger Berman AMT Growth/PPI MFS Capital
   Opportunities(3)                                                (13.41%)    17.63%                   14.43%       11/30/1992
==================================================================================================================================
PPI MFS Emerging Equities Portfolio                                (36.31%)                              7.93%       11/28/1997
Alger American Small Cap/PPI MFS Emerging
   Equities(3)                                                     (36.31%)     7.59%                   10.17%       09/30/1993
==================================================================================================================================
PPI MFS Research Growth Portfolio                                  (12.18%)                              9.32%       11/28/1997
American Century VP Capital Appreciation/PPI
   MFS Research Growth(3)                                          (12.18%)     4.13%                    7.96%       08/31/1992
==================================================================================================================================
PPI Scudder International Growth Portfolio                         (27.18%)                             12.02%       11/28/1997
Scudder VLIF International/PPI Scudder
   International Growth(3)                                         (27.18%)    11.63%                   11.27%       08/31/1992
----------------------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in calculating the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

* Reflects performance from the date contributions were first received in the fund under the separate account.
(1) These funds have been available through the separate account for more than ten years.
(2) The current yield for the subaccount for the seven-day period ended December 31, 2000 (on an annualized basis) was 4.94%. Current yield more closely reflects current earnings than does total return. The current yield reflects the deduction of all charges under the contract that are deducted from the total return quotations shown above except the maximum 7% early withdrawal charge.
(3) The fund first listed was replaced with the applicable PPI Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced fund until November 26, 1997, and the performance of the applicable PPI Portfolio after that date. The replaced fund may not have been available under all contracts. The "Date Contributions First Received Under the Separate Account" refers to the applicable date for the replaced fund. If no date is shown, contributions were first received in the replaced fund under the separate account more than ten years ago.

                                                ----------------------------------------------------------------------------------
                                                                                                                      FUND
                                                              NON-STANDARDIZED                                      INCEPTION
                                                                                                                      DATE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE
              SUBACCOUNT                          1 YEAR    3 YEARS     5 YEARS    10 YEARS     INCEPTION**
----------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.(1)                        (1.97%)     8.17%      11.65%       10.98%
Aetna Bond VP(1)                                   8.09%      4.08%       4.21%        6.24%
Aetna Growth VP                                  (13.20%)    16.17%                              19.91%              12/13/1996
Aetna Growth and Income VP(1)                    (12.23%)     4.67%      12.49%       12.21%
Aetna Index Plus Large Cap VP                    (10.69%)    12.39%                              18.16%              09/16/1996
Aetna International VP                           (21.46%)    11.17%                              12.04%              12/22/1997
Aetna Money Market VP(1)(2)                        4.87%      4.14%       4.05%        3.63%
Aetna Small Company VP                             5.21%     10.59%                              16.02%              12/27/1996
Aetna Technology VP                                                                             (41.78%)             05/01/2000
AIM V.I. Capital Appreciation Fund               (12.17%)    13.78%      13.82%                  15.72%              05/05/1993
AIM V.I. Government Securities Fund                8.57%      3.90%       3.82%                   3.87%              05/05/1993
AIM V.I. Growth Fund                             (21.62%)    11.39%      15.02%                  14.49%              05/05/1993
AIM V.I. Growth and Income Fund                  (15.77%)    11.96%      15.52%                  16.00%              05/02/1994
AIM V.I. Value Fund                              (15.86%)    12.05%      14.24%                  15.68%              05/05/1993
Alliance Growth and Income Portfolio              12.28%     13.68%      17.94%                  13.69%              01/14/1991
Alliance Premier Growth Portfolio                (17.76%)    16.10%      20.09%                  18.63%              06/26/1992
Alliance Quasar Portfolio                        (10.21%)    (0.81%)                              4.36%              08/05/1996
Fidelity VIP Equity-Income Portfolio(1)            6.89%      7.23%      11.89%       15.69%
Fidelity VIP Growth Portfolio(1)                 (12.24%)    17.81%      17.61%       18.34%
Fidelity VIP High Income Portfolio(1)            (23.58%)    (8.41%)      0.04%        8.30%
Fidelity VIP II Contrafund
   -Registered Trademark-Portfolio                (7.95%)    13.05%      16.14%                  19.53%              01/03/1995
Janus Aspen Aggressive Growth Portfolio          (32.79%)    25.51%      18.50%                  20.75%              09/13/1993
Janus Aspen Balanced Portfolio                    (3.62%)    16.82%      17.06%                  15.54%              09/13/1993
Janus Aspen Growth Portfolio                     (15.77%)    16.94%      17.71%                  16.39%              09/13/1993
Janus Aspen Worldwide Growth Portfolio           (16.87%)    19.65%      21.28%                  20.55%              09/13/1993
MFS-Registered Trademark-Total Return Series      14.38%      8.78%      11.65%                  13.88%              01/03/1995
Mitchell Hutchins Growth and Income
   Portfolio                                      (6.13%)                                         1.47%              01/04/1999
Mitchell Hutchins Small Cap Portfolio             12.45%                                         17.02%              05/03/1999
Mitchell Hutchins Tactical Allocation
   Portfolio                                      (3.52%)                                         6.22%              01/04/1999
Oppenheimer Aggressive Growth Fund/VA(1)         (12.50%)    20.61%      18.01%       19.27%
Oppenheimer Main Street Growth & Income
   Fund/VA                                       (10.07%)     3.65%      13.70%                  16.96%              07/05/1995
Oppenheimer Strategic Bond Fund/VA                 1.18%      1.33%       4.25%                   4.21%              05/03/1993
==================================================================================================================================
PPI MFS Capital Opportunities Portfolio           (7.06%)    19.43%                              19.31%              11/28/1997
Neuberger Berman AMT Growth/PPI MFS
   Capital Opportunities(3)                       (7.06%)    19.43%      17.95%       14.98%
==================================================================================================================================
PPI MFS Emerging Equities Portfolio              (29.80%)    10.11%                               9.34%              11/28/1997
Alger American Small Cap/PPI MFS
   Emerging Equities(3)                          (29.80%)    10.11%       8.10%       13.37%
==================================================================================================================================
PPI MFS Research Growth Portfolio                 (5.84%)    11.77%                              10.69%              11/28/1997
American Century VP Capital Appreciation/PPI
   MFS Research Growth(3)                         (5.84%)    11.77%       4.72%        8.91%
==================================================================================================================================
PPI Scudder International Growth Portfolio       (20.74%)    13.27%                              13.39%              11/28/1997
Scudder VLIF International/PPI Scudder
   International Growth(3)                       (20.74%)    13.27%      12.05%       10.44%
----------------------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in calculating the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

**   Reflects performance from the fund's inception date.
(1)  These funds have been in operation for more than ten years.
(2) The current yield for the subaccount for the seven-day period ended December 31, 2000 (on an annualized basis) was 4.94%. Current yield more closely reflects current earnings than does total return. The current yield reflects the deduction of all charges under the contract that are deducted from the total return quotations shown above. As in the table above, the maximum 7% early withdrawal charge is not reflected.
(3) The fund first listed was replaced with the applicable PPI Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced fund until November 26, 1997, and the performance of the applicable PPI Portfolio after that date. The replaced fund may not have been available under all contracts. The "Fund Inception Date" refers to the applicable date for the replaced fund. If no date is shown, the replaced fund has been in operation for more than ten years.

                            INCOME PHASE PAYMENTS

When you begin receiving payments under the contract during the income phase (see "The Income Phase" in the prospectus), the value of your account is determined using accumulation unit values as of the tenth valuation before the first income phase payment is due. Such value (less any applicable premium tax charge) is applied to provide income phase payments to you in accordance with the income phase payment option and investment options elected.

The annuity option tables found in the contract show, for each option, the amount of the first income phase payment for each $1,000 of value applied. Thereafter, variable income phase payments fluctuate as the annuity unit value(s) fluctuates with the investment experience of the selected investment option(s). The first income phase payment and subsequent income phase payments also vary depending upon the assumed net investment rate selected (3.5% or 5% per annum). Selection of a 5% rate causes a higher first income phase payment, but income phase payments will increase thereafter only to the extent that the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Income phase payments would decline if the performance was less than 5%. Use of the 3.5% assumed rate causes a lower first income phase payment, but subsequent income phase payments would increase more rapidly or decline more slowly as changes occur in the performance of the subaccounts selected.

When the income phase begins, the annuitant is credited with a fixed number of annuity units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b), where
(a) is the amount of the first income phase payment based on a particular investment option, and (b) is the then current annuity unit value for that investment option. As noted, annuity unit values fluctuate from one valuation to the next (see "Your Account Value" in the prospectus); such fluctuations reflect changes in the net investment factor for the appropriate subaccount(s) (with a ten valuation lag which gives the Company time to process income phase payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.5% or 5% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for the investment options selected during the income phase.

EXAMPLE:
Assume that, at the date income phase payments are to begin, there are 3,000 accumulation units credited under a particular contract and that the value of an accumulation unit for the tenth valuation prior to retirement was $13.650000. This produces a total value of $40,950.

Assume also that no premium tax charge is payable and that the annuity table in the contract provides, for the income phase payment option elected, a first monthly variable income phase payment of $6.68 per $1000 of value applied; the annuitant's first monthly income phase payment would thus be $40.950 multiplied by $6.68, or $273.55.

Assume then that the value of an annuity unit upon the valuation on which the first income phase payment was due was $13.400000. When this value is divided into the first monthly income phase payment, the number of annuity units is determined to be 20.414. The value of this number of annuity units will be paid in each subsequent month.

If the net investment factor with respect to the appropriate subaccount is
1.0015000 as of the tenth valuation preceding the due date of the second monthly income phase payment, multiplying this factor by .9999058* (to take into account the assumed net investment rate of 3.5% per annum built into the number of annuity units determined above) produces a result of 1.0014057. This is then multiplied by the annuity unit value for the prior valuation (assume such value to be $13.504376) to produce an annuity unit value of $13.523359 for the valuation occurring when the second income phase payment is due. The second monthly income phase payment is then determined by multiplying the number of annuity units by the current annuity unit value, or
20.414 times $13.523359, which produces an income phase payment of $276.07.

*If an assumed net investment rate of 5% is elected, the appropriate factor to take into account such assumed rate would be .9998663.

                        SALES MATERIAL AND ADVERTISING

We may include hypothetical illustrations in our sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts. We may also discuss the difference between variable annuity contracts and other types of savings or investment products such as personal savings accounts and certificates of deposit.

We may distribute sales literature that compares the percentage change in accumulation unit values for any of the subaccounts to established market indices such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average or to the percentage change in values of other management investment companies that have investment objectives similar to the subaccount being compared.

We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor's Corporation and Moody's Investors Service, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar's Variable Annuity/Life Performance Report and Lipper's Variable Insurance Products Performance Analysis Service (VIPPAS), which rank variable annuity or life subaccounts or their underlying funds by performance and/or investment objective. We may categorize the underlying funds in terms of the asset classes they represent and use such categories in marketing materials for the contracts. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds reduced by applicable charges under the separate account. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals. From time to time, we will quote articles from newspapers and magazines or other publications or reports such as The Wall Street Journal, Money magazine, USA Today and The VARDS Report.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective contract holders. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the contract and the characteristics of and market for such financial instruments.

                             INDEPENDENT AUDITORS

KPMG LLP, One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103, are the independent auditors for the separate account and for the Company for the year ended December 31, 2000. The independent auditors provide services to the separate account that include primarily the audit of the separate account's financial statements and the review of filings made with the SEC.

                              FINANCIAL STATEMENTS
                           VARIABLE ANNUITY ACCOUNT B
                                     INDEX

                                                    Page
                                                    ----
Statement of Assets and Liabilities...............  S-2

Statement of Operations...........................  S-8

Statements of Changes in Net Assets...............  S-8

Condensed Financial Information...................  S-9

Notes to Financial Statements.....................  S-21

Independent Auditors' Report......................  S-44

VARIABLE ANNUITY ACCOUNT B
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2000
ASSETS:
Investments, at net asset value: (Note 1)

                                                                             Net
                                          Shares            Cost          Assets
                                          ------            ----          ------
  Aetna Ascent VP                      1,195,910  $   17,431,812  $   17,520,083
  Aetna Balanced VP, Inc.             14,908,048     226,439,839     199,767,841
  Aetna Bond VP                        7,889,777      99,197,285      99,490,083
  Aetna Crossroads VP                  1,553,033      20,993,340      21,090,188
  Aetna GET Fund, Series C               641,164       7,190,435       5,898,705
  Aetna GET Fund, Series D            13,392,734     135,281,878     129,775,588
  Aetna GET Fund, Series E            33,891,672     349,982,592     333,832,965
  Aetna GET Fund, Series G            19,005,569     190,537,561     186,444,632
  Aetna GET Fund, Series H            14,148,073     145,222,862     141,763,690
  Aetna GET Fund, Series I             9,424,840      94,768,141      92,928,925
  Aetna GET Fund, Series J             8,200,371      82,634,541      79,871,616
  Aetna GET Fund, Series K             9,323,044      94,727,370      93,789,821
  Aetna GET Fund, Series L                58,455         584,652         584,846
  Aetna Growth and Income VP          38,482,989   1,169,534,747     928,209,700
  Aetna Growth VP                      5,670,592      96,300,960      85,002,177
  Aetna Index Plus Large Cap VP       15,648,239     299,129,117     261,795,046
  Aetna Index Plus Mid Cap VP            458,983       6,655,287       6,733,274
  Aetna Index Plus Small Cap VP           91,719       1,028,370       1,097,872
  Aetna International VP                 934,344      11,562,816       9,707,836
  Aetna Legacy VP                      2,039,814      25,717,339      26,191,216
  Aetna Money Market VP               15,564,778     209,806,639     211,808,608
  Aetna Small Company VP               2,839,063      46,042,265      47,270,402
  Aetna Technology VP                  1,672,211      13,609,902       9,832,599
  Aetna Value Opportunity VP           1,284,849      19,325,739      19,709,584
  AIM V.I. Funds:
    Capital Appreciation Fund            842,644      31,752,262      25,987,131
    Government Securities Fund            26,426         295,171         294,912
    Growth and Income Fund             1,902,373      58,362,233      49,823,138
    Growth Fund                        1,501,085      46,300,700      37,256,929
    Value Fund                         2,685,829      81,084,098      73,349,994
  Alger American Funds:
    Balanced Portfolio                   354,964       5,047,533       4,887,859
    Income & Growth Portfolio          1,250,830      17,136,329      16,586,009
    Leveraged AllCap Portfolio           401,107      18,469,505      15,562,934
  Alliance Funds:
    Growth and Income Portfolio           38,778         863,406         897,717
    Premier Growth Portfolio              83,852       2,793,232       2,687,461
    Quasar Portfolio                       6,965          80,240          82,470
  American Century VP Funds:
    Balanced Fund                        369,255       2,728,708       2,684,483
    International Fund                   479,440       4,880,699       4,904,674
  Calvert Social Balanced Portfolio    1,255,611       2,731,338       2,513,732
  Federated Insurance Series:
    American Leaders Fund II           4,999,320      91,839,300     102,586,049
    Equity Income Fund II              1,694,431      22,131,264      24,264,247
    Growth Strategies Fund II          1,460,440      29,472,095      33,809,187

VARIABLE ANNUITY ACCOUNT B
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2000 (continued):

                                                                             Net
                                          Shares            Cost          Assets
                                          ------            ----          ------
    High Income Bond Fund II           3,126,026  $   31,192,444  $   26,446,176
    International Equity Fund II       1,084,766      17,618,207      20,057,326
    Prime Money Fund II                8,703,425       8,703,425       8,703,425
    U.S. Government Securities Fund
      II                               1,002,107      10,791,546      11,133,403
    Utility Fund II                    1,555,514      20,210,960      19,350,590
  Fidelity Variable Insurance
    Products Fund:
    Equity-Income Portfolio            7,367,750     175,907,002     188,024,984
    Growth Portfolio                   4,802,061     231,469,733     209,609,983
    High Income Portfolio              5,563,794      50,818,205      45,511,833
    Overseas Portfolio                   722,922      14,898,935      14,451,215
  Fidelity Variable Insurance
    Products Fund II:
    Asset Manager Portfolio            1,113,810      18,087,858      17,820,958
    Contrafund Portfolio               9,139,147     221,111,759     216,963,354
    Index 500 Portfolio                  889,782     138,055,912     133,049,029
    Investment Grade Bond Portfolio      293,881       3,564,784       3,699,966
  Janus Aspen Series:
    Aggressive Growth Portfolio        7,560,938     362,389,358     274,462,060
    Balanced Portfolio                10,038,825     248,812,100     244,144,219
    Flexible Income Portfolio          1,634,341      18,507,673      18,729,553
    Growth Portfolio                  10,107,741     307,411,599     267,652,979
    Worldwide Growth Portfolio        13,084,441     541,167,659     483,862,628
  Lexington funds:
    Emerging Markets Fund, Inc.          164,501       1,373,579       1,255,139
    Natural Resources Trust Fund         189,866       2,559,795       2,800,522
  MFS Funds:
    Global Government Series             153,576       1,478,686       1,537,291
    Total Return Series                3,236,248      59,303,108      63,398,107
  Mitchell Hutchins Series Trust:
    Growth & Income Portfolio             65,534         919,627         950,238
    Small Cap Portfolio                   15,160         240,390         208,747
    Tactical Allocation Portfolio        792,730      12,757,117      12,509,283
  Oppenheimer Funds:
    Aggressive Growth Fund/VA            806,161      74,075,644      57,052,022
    Global Securities Fund/VA            569,059      17,092,440      17,259,574
    Main Street Growth & Income
      Fund/VA                          3,182,146      71,537,150      67,652,421
    Strategic Bond Fund/VA             4,975,381      23,189,053      23,334,535
  Portfolio Partners, Inc. (PPI):
    PPI MFS Capital Opportunities
      Portfolio                        1,761,616      88,396,416      78,233,370
    PPI MFS Emerging Equities
      Portfolio                        2,342,095     160,197,053     136,684,647
    PPI MFS Research Growth
      Portfolio                        7,485,495     106,529,650      97,910,276
    PPI Scudder International
      Growth Portfolio                 2,075,904      37,599,167      38,279,673
    PPI T. Rowe Price Growth Equity
      Portfolio                        1,873,426     117,079,464     113,229,886
                                                  --------------  --------------
NET ASSETS                                        $6,974,721,100  $6,324,265,635
                                                  ==============  ==============

VARIABLE ANNUITY ACCOUNT B
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2000 (continued):

NET ASSETS REPRESENTED BY:

Reserves for annuity contracts in accumulation and payment period: (Notes 1 and
6)

Aetna Ascent VP
    Annuity contracts in accumulation.............  $   17,494,584
    Annuity contracts in payment period...........          25,499
Aetna Balanced VP, Inc.
    Annuity contracts in accumulation.............     170,506,936
    Annuity contracts in payment period...........      29,260,905
Aetna Bond VP
    Annuity contracts in accumulation.............      93,669,011
    Annuity contracts in payment period...........       5,821,072
Aetna Crossroads VP
    Annuity contracts in accumulation.............      19,642,538
    Annuity contracts in payment period...........       1,447,650
Aetna GET Fund, Series C
    Annuity contracts in accumulation.............       5,898,705
Aetna GET Fund, Series D
    Annuity contracts in accumulation.............     129,775,588
Aetna GET Fund, Series E
    Annuity contracts in accumulation.............     333,832,965
Aetna GET Fund, Series G
    Annuity contracts in accumulation.............     186,444,632
Aetna GET Fund, Series H
    Annuity contracts in accumulation.............     141,763,690
Aetna GET Fund, Series I
    Annuity contracts in accumulation.............      92,928,925
Aetna GET Fund, Series J
    Annuity contracts in accumulation.............      79,871,616
Aetna GET Fund, Series K
    Annuity contracts in accumulation.............      93,789,821
Aetna GET Fund, Series L
    Annuity contracts in accumulation.............         584,846
Aetna Growth and Income VP
    Annuity contracts in accumulation.............     765,261,567
    Annuity contracts in payment period...........     162,948,133
Aetna Growth VP
    Annuity contracts in accumulation.............      78,188,522
    Annuity contracts in payment period...........       6,813,655
Aetna Index Plus Large Cap VP
    Annuity contracts in accumulation.............     217,699,546
    Annuity contracts in payment period...........      44,095,500
Aetna Index Plus Mid Cap VP
    Annuity contracts in accumulation.............       6,733,274
Aetna Index Plus Small Cap VP
    Annuity contracts in accumulation.............       1,097,872
Aetna International VP
    Annuity contracts in accumulation.............       9,382,842
    Annuity contracts in payment period...........         324,994

VARIABLE ANNUITY ACCOUNT B
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2000 (continued):

Aetna Legacy VP
    Annuity contracts in accumulation.............  $   22,842,539
    Annuity contracts in payment period...........       3,348,677
Aetna Money Market VP
    Annuity contracts in accumulation.............     206,567,488
    Annuity contracts in payment period...........       5,241,120
Aetna Small Company VP
    Annuity contracts in accumulation.............      45,163,536
    Annuity contracts in payment period...........       2,106,866
Aetna Technology VP
    Annuity contracts in accumulation.............       9,832,599
Aetna Value Opportunity VP
    Annuity contracts in accumulation.............      19,709,584
AIM V.I. Funds:
  Capital Appreciation Fund
    Annuity contracts in accumulation.............      25,248,912
    Annuity contracts in payment period...........         738,219
  Government Securities Fund
    Annuity contracts in accumulation.............         294,912
  Growth and Income Fund
    Annuity contracts in accumulation.............      46,632,179
    Annuity contracts in payment period...........       3,190,959
  Growth Fund
    Annuity contracts in accumulation.............      36,220,507
    Annuity contracts in payment period...........       1,036,422
  Value Fund
    Annuity contracts in accumulation.............      70,471,041
    Annuity contracts in payment period...........       2,878,953
Alger American Funds:
  Balanced Portfolio
    Annuity contracts in accumulation.............       4,887,859
  Income & Growth Portfolio
    Annuity contracts in accumulation.............      16,586,009
  Leveraged AllCap Portfolio
    Annuity contracts in accumulation.............      15,562,934
Alliance Funds:
  Growth and Income Portfolio
    Annuity contracts in accumulation.............         897,717
  Premier Growth Portfolio
    Annuity contracts in accumulation.............       2,687,461
  Quasar Portfolio
    Annuity contracts in accumulation.............          82,470
American Century VP Funds:
  Balanced Fund
    Annuity contracts in accumulation.............       2,684,483
  International Fund
    Annuity contracts in accumulation.............       4,904,674
Calvert Social Balanced Portfolio
    Annuity contracts in accumulation.............       2,513,732

VARIABLE ANNUITY ACCOUNT B
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2000 (continued):

Federated Insurance Series:
  American Leaders Fund II
    Annuity contracts in accumulation.............  $  102,497,426
    Annuity contracts in payment period...........          88,623
  Equity Income Fund II
    Annuity contracts in accumulation.............      24,223,008
    Annuity contracts in payment period...........          41,239
  Growth Strategies Fund II
    Annuity contracts in accumulation.............      33,809,187
  High Income Bond Fund II
    Annuity contracts in accumulation.............      26,434,464
    Annuity contracts in payment period...........          11,712
  International Equity Fund II
    Annuity contracts in accumulation.............      20,017,475
    Annuity contracts in payment period...........          39,851
  Prime Money Fund II
    Annuity contracts in accumulation.............       8,703,425
  U.S. Government Securities Fund II
    Annuity contracts in accumulation.............      11,133,403
  Utility Fund II
    Annuity contracts in accumulation.............      19,310,088
    Annuity contracts in payment period...........          40,502
Fidelity Variable Insurance Products Fund:
  Equity-Income Portfolio
    Annuity contracts in accumulation.............     188,024,984
  Growth Portfolio
    Annuity contracts in accumulation.............     209,609,983
  High Income Portfolio
    Annuity contracts in accumulation.............      44,851,961
    Annuity contracts in payment period...........         659,872
  Overseas Portfolio
    Annuity contracts in accumulation.............      14,451,215
Fidelity Variable Insurance Products Fund II:
  Asset Manager Portfolio
    Annuity contracts in accumulation.............      17,820,958
  Contrafund Portfolio
    Annuity contracts in accumulation.............     216,963,354
  Index 500 Portfolio
    Annuity contracts in accumulation.............     133,049,029
  Investment Grade Bond Portfolio
    Annuity contracts in accumulation.............       3,699,966
Janus Aspen Series:
  Aggressive Growth Portfolio
    Annuity contracts in accumulation.............     274,462,060
  Balanced Portfolio
    Annuity contracts in accumulation.............     244,144,219
  Flexible Income Portfolio
    Annuity contracts in accumulation.............      18,729,553
  Growth Portfolio
    Annuity contracts in accumulation.............     253,461,282
    Annuity contracts in payment period...........      14,191,697

VARIABLE ANNUITY ACCOUNT B
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2000 (continued):

  Worldwide Growth Portfolio
    Annuity contracts in accumulation.............  $  467,731,442
    Annuity contracts in payment period...........      16,131,186
Lexington Funds:
  Emerging Markets Fund, Inc.
    Annuity contracts in accumulation.............       1,255,139
  Natural Resources Trust Fund
    Annuity contracts in accumulation.............       2,800,522
MFS Funds:
  Global Government Series
    Annuity contracts in accumulation.............       1,537,291
  Total Return Series
    Annuity contracts in accumulation.............      63,398,107
Mitchell Hutchins Series Trust:
  Growth & Income Portfolio
    Annuity contracts in accumulation.............         950,238
  Small Cap Portfolio
    Annuity contracts in accumulation.............         208,747
  Tactical Allocation Portfolio
    Annuity contracts in accumulation.............      12,509,283
Oppenheimer Funds:
  Aggressive Growth Fund/VA
    Annuity contracts in accumulation.............      55,317,044
    Annuity contracts in payment period...........       1,734,978
  Global Securities Fund/VA
    Annuity contracts in accumulation.............      17,259,574
  Main Street Growth & Income Fund/VA
    Annuity contracts in accumulation.............      66,668,968
    Annuity contracts in payment period...........         983,453
  Strategic Bond Fund/VA
    Annuity contracts in accumulation.............      22,834,845
    Annuity contracts in payment period...........         499,690
Portfolio Partners, Inc. (PPI):
  PPI MFS Capital Opportunities Portfolio
    Annuity contracts in accumulation.............      74,490,975
    Annuity contracts in payment period...........       3,742,395
  PPI MFS Emerging Equities Portfolio
    Annuity contracts in accumulation.............     134,260,645
    Annuity contracts in payment period...........       2,424,002
  PPI MFS Research Growth Portfolio
    Annuity contracts in accumulation.............      97,910,276
  PPI Scudder International Growth Portfolio
    Annuity contracts in accumulation.............      37,459,265
    Annuity contracts in payment period...........         820,408
  PPI T. Rowe Price Growth Equity Portfolio
    Annuity contracts in accumulation.............     111,737,190
    Annuity contracts in payment period...........       1,492,696
                                                    --------------
                                                    $6,324,265,635
                                                    ==============

See Notes to Financial Statements

VARIABLE ANNUITY ACCOUNT B

STATEMENT OF OPERATIONS

                                                        YEAR ENDED
                                                    DECEMBER 31, 2000
                                                    -----------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
  Dividends.......................................   $   527,997,200
Expenses: (Notes 2 and 5)
  Valuation period deductions.....................       (84,578,915)
                                                     ---------------
Net investment income.............................   $   443,418,285
                                                     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments: (Notes 1, 4 and
  5)
  Proceeds from sales.............................   $ 6,595,668,326
  Cost of investments sold........................    (6,264,073,053)
                                                     ---------------
    Net realized gain on investments..............       331,595,273
                                                     ---------------
Net unrealized gain (loss) on investments: (Note
  5)
  Beginning of year...............................       860,262,998
  End of year.....................................      (650,455,465)
                                                     ---------------
    Net change in unrealized gain (loss) on
      investments.................................    (1,510,718,463)
                                                     ---------------
Net realized and unrealized loss on investments...    (1,179,123,190)
                                                     ---------------
Net decrease in net assets resulting from
  operations......................................   $  (735,704,905)
                                                     ===============

See Notes to Financial Statements

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                              YEAR ENDED DECEMBER 31,
                                               2000             1999
                                               ----             ----
FROM OPERATIONS:
Net investment income...................  $   443,418,285  $  312,954,293
Net realized gain on investments........      331,595,273     243,088,761
Net change in unrealized (loss) gain on
  investments...........................   (1,510,718,463)    510,456,415
                                          ---------------  --------------
Net decrease in net assets resulting
  from operations.......................     (735,704,905)  1,066,499,469
                                          ---------------  --------------
FROM UNIT TRANSACTIONS:
Variable annuity contract purchase
  payments..............................      587,979,766     659,312,376
Transfers from the Company for mortality
  guarantee adjustments.................        1,823,656       2,250,831
Transfer from the Company's other
  variable annuity accounts.............      813,910,948     819,446,700
Redemptions by contract holders.........     (481,282,116)   (300,870,502)
Annuity payments........................      (40,923,357)    (30,374,265)
Other...................................        4,610,611       1,018,001
                                          ---------------  --------------
  Net increase in net assets from unit
    transactions (Note 6)...............      886,119,508   1,150,783,141
                                          ---------------  --------------
Change in net assets....................      150,414,603   2,217,282,610
NET ASSETS:
Beginning of year.......................    6,173,851,032   3,956,568,422
                                          ---------------  --------------
End of year.............................  $ 6,324,265,635  $6,173,851,032
                                          ===============  ==============

See Notes to Financial Statements

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
AETNA ASCENT VP:
Non-Qualified V            $ 17.905   $ 17.566             (1.89%)                       79,351.7       $    1,393,892
Non-Qualified V (0.75)       18.253     17.996             (1.41%)                      118,219.7            2,127,481
Non-Qualified VII            17.779     17.415             (2.05%)                      664,701.5           11,575,776
Non-Qualified VIII           15.822     15.521             (1.90%)                      128,641.8            1,996,649
Non-Qualified IX             17.783     17.403             (2.14%)                          774.8               13,483
Non-Qualified X              18.066     17.786             (1.55%)                       21,775.7              387,303
Annuity contracts in
  payment period                                                                                                25,499
-------------------------------------------------------------------------------------------------------------------------
AETNA BALANCED VP, INC.:
Non-Qualified V              24.603     24.163             (1.79%)                    2,014,689.6           48,680,946
Non-Qualified V (0.75)       25.081     24.755             (1.30%)                    1,315,033.5           32,553,654
Non-Qualified VI             20.706     20.348             (1.73%)                       28,030.5              570,364
Non-Qualified VII            24.091     23.622             (1.95%)                    2,057,800.3           48,609,358
Non-Qualified VIII           17.066     16.759             (1.80%)                      452,341.6            7,580,793
Non-Qualified IX             24.436     23.939             (2.03%)                       16,800.1              402,177
Non-Qualified X              24.762     24.379             (1.55%)                      361,203.4            8,805,777
Non-Qualified XI             20.840     20.530             (1.49%)                        4,301.6               88,311
Non-Qualified XII            11.902     11.741             (1.35%)                        8,875.4              104,206
Non-Qualified XIII           11.632     11.457             (1.50%)                      788,862.7            9,038,000
Non-Qualified XIV            11.581     11.372             (1.80%)                      741,767.5            8,435,380
Non-Qualified XV             11.555     11.330             (1.95%)                      383,214.8            4,341,824
Non-Qualified XVI             9.867      9.532             (3.40%)           (8)         50,040.3              476,984
Non-Qualified XVIII           9.924      9.520             (4.07%)           (8)         29,542.6              281,246
Non-Qualified XIX            10.000      9.524             (4.76%)           (7)         56,480.1              537,916
Annuity contracts in
  payment period                                                                                            29,260,905
-------------------------------------------------------------------------------------------------------------------------
AETNA BOND VP:
Non-Qualified V              13.988     15.147              8.29%                       722,494.4           10,943,623
Non-Qualified V (0.75)       14.260     15.519              8.83%                     1,459,551.7           22,650,783
Non-Qualified VI             12.792     13.860              8.35%                        39,051.9              541,259
Non-Qualified VII            13.700     14.811              8.11%                     1,640,793.4           24,301,791
Non-Qualified VIII           11.674     12.640              8.27%                       429,644.9            5,430,711
Non-Qualified IX             13.893     15.007              8.02%                         7,623.0              114,399
Non-Qualified X              14.042     15.229              8.45%                       364,572.9            5,552,081
Non-Qualified XI             12.841     13.934              8.51%                         1,300.3               18,118
Non-Qualified XII            10.970     11.121              1.38%           (10)              8.1                   90
Non-Qualified XIII           10.145     11.018              8.61%                       722,144.6            7,956,589
Non-Qualified XIV            10.101     10.937              8.28%                     1,025,034.6           11,210,803
Non-Qualified XV             10.078     10.896              8.12%                       402,296.7            4,383,425
Non-Qualified XVI            10.042     10.472              4.28%            (8)         26,415.4              276,622
Non-Qualified XVIII          10.323     10.459              1.32%           (10)          2,717.2               28,419
Non-Qualified XIX            10.131     10.463              3.28%            (9)         24,878.0              260,298
Annuity contracts in
  payment period                                                                                             5,821,072
-------------------------------------------------------------------------------------------------------------------------
AETNA CROSSROADS VP:
Non-Qualified V              16.431     16.295             (0.83%)                       99,845.0            1,626,975
Non-Qualified V (0.75)       16.750     16.694             (0.33%)                      125,909.8            2,101,938
Non-Qualified VII            16.316     16.155             (0.99%)                      765,165.2           12,361,243
Non-Qualified VIII           14.789     14.665             (0.84%)                      228,739.4            3,354,464
Non-Qualified X              16.579     16.499             (0.48%)                        9,913.1              163,557
Non-Qualified XVII           16.474     16.387             (0.53%)                        2,096.8               34,361
Annuity contracts in
  payment period                                                                                             1,447,650
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES C:
Non-Qualified V              19.358     17.424             (9.99%)                       47,034.0              819,520
Non-Qualified V (0.75)       19.679     17.801             (9.54%)                      276,469.7            4,921,437
Non-Qualified IX             19.227     17.263            (10.21%)                        9,137.9              157,748
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES D:
Non-Qualified V              10.726     10.188             (5.02%)                    1,802,844.4           18,367,379
Non-Qualified V (0.75)       10.792     10.301             (4.55%)                    1,414,157.2           14,567,233
Non-Qualified VII            10.704     10.150             (5.18%)                    3,885,709.8           39,439,954
Non-Qualified VIII           10.739     10.199             (5.03%)                    1,836,502.6           18,730,490
Non-Qualified IX             10.693     10.131             (5.26%)                          308.5                3,125
Non-Qualified X              10.726     10.188             (5.02%)                      152,895.4            1,557,698

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES D: (continued):
Non-Qualified XII          $ 10.785   $ 10.290             (4.59%)                          986.9       $       10,155
Non-Qualified XIII           10.769     10.258             (4.75%)                    1,489,732.1           15,281,672
Non-Qualified XIV            10.730     10.190             (5.03%)                    1,653,798.6           16,852,208
Non-Qualified XV             10.710     10.156             (5.17%)                      488,939.9            4,965,674
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES E:
Non-Qualified V              10.760     10.139             (5.77%)                    1,778,814.3           18,035,398
Non-Qualified V (0.75)       10.789     10.218             (5.29%)                      217,163.5            2,218,977
Non-Qualified VII            10.743     10.081             (6.16%)                    3,656,013.2           36,856,269
Non-Qualified VIII           10.752     10.105             (6.02%)                      488,662.9            4,937,939
Non-Qualified X              10.766     10.145             (5.77%)                      139,139.5            1,411,570
Non-Qualified XIII           10.770     10.152             (5.74%)                    9,656,836.6           98,036,205
Non-Qualified XIV            10.752     10.105             (6.02%)                    9,028,434.3           91,232,329
Non-Qualified XV             10.743     10.081             (6.16%)                    8,045,261.2           81,104,278
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES G:
Non-Qualified V              10.370      9.914             (4.40%)                      232,618.4            2,306,179
Non-Qualified V (0.75)       10.386      9.978             (3.93%)                      176,707.5            1,763,187
Non-Qualified VII            10.363      9.866             (4.80%)                    2,459,972.9           24,270,093
Non-Qualified VIII           10.368      9.886             (4.65%)                      360,626.5            3,565,154
Non-Qualified X              10.377      9.920             (4.40%)                       12,410.5              123,112
Non-Qualified XIII           10.378      9.925             (4.37%)                    5,016,318.0           49,786,956
Non-Qualified XIV            10.368      9.886             (4.65%)                    6,915,820.8           68,369,804
Non-Qualified XV             10.363      9.866             (4.80%)                    3,675,263.2           36,260,147
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES H:
Non-Qualified V              10.020     10.069              0.49%                       111,809.3            1,125,808
Non-Qualified V (0.75)       10.059     10.121              0.62%            (2)         49,219.3              498,149
Non-Qualified VII            10.019     10.031              0.12%                     1,526,005.9           15,307,365
Non-Qualified VIII           10.020     10.047              0.27%                       104,933.0            1,054,262
Non-Qualified IX             10.040     10.043              0.03%            (1)            497.9                5,000
Non-Qualified X              10.106     10.075             (0.31%)           (3)            989.5                9,969
Non-Qualified XIII           10.021     10.079              0.58%                     4,728,531.1           47,658,865
Non-Qualified XIV            10.020     10.047              0.27%                     5,035,318.9           50,589,849
Non-Qualified XV             10.019     10.031              0.12%                     2,543,557.3           25,514,423
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES I:
Non-Qualified VII            10.001      9.850             (1.51%)           (3)        394,796.4            3,888,745
Non-Qualified VIII           10.020      9.862             (1.58%)           (3)         27,445.3              270,666
Non-Qualified XIII           10.000      9.886             (1.14%)           (3)      2,851,071.3           28,185,691
Non-Qualified XIV            10.000      9.862             (1.38%)           (3)      3,660,044.6           36,095,360
Non-Qualified XV             10.000      9.850             (1.50%)           (3)      2,486,138.4           24,488,463
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES J:
Non-Qualified VII             9.995      9.722             (2.73%)           (5)        225,025.0            2,187,693
Non-Qualified VIII            9.994      9.730             (2.64%)           (5)         37,844.4              368,226
Non-Qualified XIII            9.997      9.746             (2.51%)           (5)      2,259,504.4           22,021,130
Non-Qualified XIV             9.996      9.730             (2.66%)           (5)      3,671,394.2           35,722,666
Non-Qualified XV              9.997      9.722             (2.75%)           (5)      2,013,155.8           19,571,901
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES K:
Non-Qualified VII            10.038     10.036             (0.02%)           (7)         86,864.8              871,775
Non-Qualified VIII           10.025     10.040              0.15%            (7)          5,031.1               50,512
Non-Qualified XIII           10.026     10.049              0.23%            (7)      1,560,153.9           15,677,987
Non-Qualified XIV            10.007     10.040              0.33%            (7)      2,175,845.4           21,845,488
Non-Qualified XV             10.030     10.036              0.06%            (7)        957,780.1            9,612,281
Non-Qualified XVI            10.006     10.009              0.03%            (7)      1,787,033.1           17,886,414
Non-Qualified XVIII          10.014      9.997             (0.17%)           (7)      1,280,395.9           12,800,118
Non-Qualified XIX            10.051     10.001             (0.50%)           (7)      1,504,374.2           15,045,246
-------------------------------------------------------------------------------------------------------------------------
AETNA GET FUND, SERIES L:
Non-Qualified XIII           10.012     10.017              0.05%           (10)          1,020.4               10,221
Non-Qualified XIV             9.999     10.016              0.17%           (10)         12,485.8              125,058
Non-Qualified XV              9.997     10.015              0.18%           (10)          3,772.4               37,781
Non-Qualified XVI            10.010     10.015              0.05%           (10)         26,346.1              263,856
Non-Qualified XIX             9.998     10.013              0.15%           (10)         14,773.8              147,930
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
AETNA GROWTH AND INCOME VP:
Non-Qualified 1964         $310.020   $272.607            (12.07%)                          958.7       $      261,340
Non-Qualified V              28.883     25.397            (12.07%)                    6,188,910.3          157,179,755
Non-Qualified V (0.75)       29.444     26.020            (11.63%)                   10,227,817.0          266,127,799
Non-Qualified VI             27.061     23.810            (12.01%)                    1,445,701.4           34,422,151
Non-Qualified VII            28.758     25.247            (12.21%)                    6,649,057.4          167,868,752
Non-Qualified VIII           19.253     16.928            (12.08%)                    1,199,815.1           20,310,470
Non-Qualified IX             28.686     25.162            (12.28%)                       91,087.9            2,291,954
Non-Qualified X              29.069     25.624            (11.85%)                    2,862,933.3           73,359,804
Non-Qualified XI             27.236     24.023            (11.80%)                       42,051.9            1,010,212
Non-Qualified XII            11.882     10.495            (11.67%)                       34,376.1              360,777
Non-Qualified XIII           11.498     10.140            (11.81%)                    1,630,201.4           16,530,242
Non-Qualified XIV            11.447     10.065            (12.07%)                    1,840,246.4           18,522,080
Non-Qualified XV             11.422     10.028            (12.20%)                      609,963.6            6,116,715
Non-Qualified XVI             9.481      8.973             (5.36%)           (8)         37,513.0              336,604
Non-Qualified XVII          285.280    251.601            (11.81%)                          239.8               60,333
Non-Qualified XVIII           9.312      8.962             (3.76%)           (8)          6,538.7               58,600
Non-Qualified XIX            10.000      8.965            (10.35%)           (7)         49,523.6              443,979
Annuity contracts in
  payment period                                                                                           162,948,133
-------------------------------------------------------------------------------------------------------------------------
AETNA GROWTH VP:
Non-Qualified V              23.875     20.761            (13.04%)                      133,052.0            2,762,292
Non-Qualified V (0.75)       24.203     21.151            (12.61%)                      791,026.7           16,731,005
Non-Qualified VII            23.771     20.638            (13.18%)                    1,107,041.9           22,847,130
Non-Qualified VIII           23.870     20.755            (13.05%)                      419,749.0            8,711,891
Non-Qualified IX             23.713     20.569            (13.26%)                        9,672.4              198,952
Non-Qualified XII            15.094     13.184            (12.65%)                        6,154.9               81,146
Non-Qualified XIII           14.022     12.229            (12.79%)                    1,034,463.9           12,650,459
Non-Qualified XIV            13.961     12.139            (13.05%)                      901,462.4           10,942,852
Non-Qualified XV             13.930     12.094            (13.18%)                      205,559.0            2,486,031
Non-Qualified XVI             9.187      8.027            (12.63%)           (8)         44,665.8              358,532
Non-Qualified XVIII           9.280      8.017            (13.61%)           (8)          5,769.2               46,252
Non-Qualified XIX             9.727      8.021            (17.54%)           (7)         46,375.8              371,980
Annuity contracts in
  payment period                                                                                             6,813,655
-------------------------------------------------------------------------------------------------------------------------
AETNA INDEX PLUS LARGE CAP VP:
Non-Qualified V              23.044     20.618            (10.53%)                      331,180.7            6,828,284
Non-Qualified V (0.75)       23.427     21.065            (10.08%)                    1,133,417.5           23,875,439
Non-Qualified VII            22.923     20.478            (10.67%)                    2,629,360.6           53,844,046
Non-Qualified VIII           22.646     20.261            (10.53%)                      867,634.1           17,579,135
Non-Qualified IX             22.887     20.427            (10.75%)                       24,238.7              495,124
Non-Qualified XII            13.677     12.292            (10.13%)                       21,613.2              265,670
Non-Qualified XIII           13.193     11.839            (10.26%)                    4,191,119.1           49,618,659
Non-Qualified XIV            13.136     11.752            (10.54%)                    3,665,274.8           43,074,309
Non-Qualified XV             13.107     11.709            (10.67%)                    1,645,364.7           19,265,575
Non-Qualified XVI             9.846      9.002             (8.57%)           (8)         90,026.1              810,415
Non-Qualified XVII           22.657     20.701             (8.63%)           (2)            100.7                2,084
Non-Qualified XVIII          10.031      8.991            (10.37%)          (11)         12,684.6              114,047
Non-Qualified XIX            10.000      8.995            (10.05%)          (11)        214,203.3            1,926,759
Annuity contracts in
  payment period                                                                                            44,095,500
-------------------------------------------------------------------------------------------------------------------------
AETNA INDEX PLUS MID CAP VP:
Non-Qualified V              12.455     14.751             18.43%                        90,356.8            1,332,853
Non-Qualified V (0.75)       12.561     14.951             19.03%                       357,389.2            5,343,326
Non-Qualified XII            15.024     15.591              3.77%           (10)          2,190.4               34,150
Non-Qualified IX             12.403     14.653             18.14%                         1,565.9               22,945
-------------------------------------------------------------------------------------------------------------------------
AETNA INDEX PLUS SMALL CAP VP:
Non-Qualified V               9.645     10.461              8.46%                        28,764.1              300,901
Non-Qualified V (0.75)        9.727     10.602              9.00%                        74,216.3              786,841
Non-Qualified IX              9.604     10.391              8.19%                           963.9               10,016
Non-Qualified XII            10.485     11.423              8.95%                            10.0                  114
-------------------------------------------------------------------------------------------------------------------------
AETNA INTERNATIONAL VP:
Non-Qualified V              14.594     11.484            (21.31%)                       19,207.5              220,579
Non-Qualified V (0.75)       14.718     11.639            (20.92%)                       84,648.9              985,228

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
AETNA INTERNATIONAL VP: (continued):
Non-Qualified VII          $ 14.554   $ 11.434            (21.44%)                      101,229.7       $    1,157,460
Non-Qualified VIII           14.592     11.481            (21.32%)                       40,044.5              459,751
Non-Qualified XIII           13.715     10.824            (21.08%)                      274,728.4            2,973,660
Non-Qualified XIV            13.655     10.744            (21.32%)                      211,631.4            2,273,768
Non-Qualified XV             13.625     10.704            (21.44%)                       82,567.6              883,804
Non-Qualified XVI             9.183      8.741             (4.81%)           (8)         27,897.6              243,853
Non-Qualified XVIII           9.317      8.730             (6.30%)           (8)            899.1                7,849
Non-Qualified XIX            10.038      8.734            (12.99%)           (8)         20,253.0              176,890
Annuity contracts in
  payment period                                                                                               324,994
-------------------------------------------------------------------------------------------------------------------------
AETNA LEGACY VP:
Non-Qualified V              14.875     15.397              3.51%                        99,654.9            1,534,387
Non-Qualified V (0.75)       15.164     15.775              4.03%                        59,794.0              943,251
Non-Qualified VII            14.772     15.267              3.35%                       988,465.3           15,090,900
Non-Qualified VIII           13.787     14.271              3.51%                       368,911.1            5,264,730
Non-Qualified XII            10.713     11.139              3.98%                           832.3                9,271
Annuity contracts in
  payment period                                                                                             3,348,677
-------------------------------------------------------------------------------------------------------------------------
AETNA MONEY MARKET VP:
Non-Qualified V              12.894     13.547              5.06%                       894,023.5           12,111,336
Non-Qualified V (0.75)       13.145     13.879              5.58%                     2,718,809.7           37,734,360
Non-Qualified VI             12.597     13.243              5.13%                        55,988.2              741,452
Non-Qualified VII            12.766     13.392              4.90%                     5,982,730.1           80,120,721
Non-Qualified VIII           11.561     12.145              5.05%                       939,265.5           11,407,380
Non-Qualified IX             12.806     13.422              4.81%                         6,361.8               85,388
Non-Qualified X              12.894     13.547              5.06%                       424,945.6            5,756,738
Non-Qualified XI             12.597     13.243              5.13%                            49.6                  657
Non-Qualified XII            11.066     11.260              1.75%            (7)             45.6                  514
Non-Qualified XIII           10.615     11.186              5.38%                     2,214,734.2           24,774,017
Non-Qualified XIV            10.569     11.103              5.05%                     1,993,511.0           22,133,953
Non-Qualified XV             10.546     11.062              4.89%                       818,340.0            9,052,477
Non-Qualified XVI            10.044     10.143              0.99%            (8)        101,037.5            1,024,823
Non-Qualified XVIII          10.014     10.130              1.16%            (8)         92,189.3              933,878
Non-Qualified XIX            10.015     10.135              1.20%            (8)         68,060.6              689,794
Annuity contracts in
  payment period                                                                                             5,241,120
-------------------------------------------------------------------------------------------------------------------------
AETNA SMALL COMPANY VP:
Non-Qualified V              17.617     18.568              5.40%                        64,121.7            1,190,612
Non-Qualified V (0.75)       17.859     18.917              5.92%                       282,406.8            5,342,290
Non-Qualified VII            17.540     18.458              5.23%                       970,627.4           17,915,840
Non-Qualified VIII           17.613     18.563              5.39%                       297,717.2            5,526,525
Non-Qualified IX             17.497     18.396              5.14%                         1,842.8               33,901
Non-Qualified XII            12.352     13.077              5.87%                        35,990.3              470,645
Non-Qualified XIII           12.128     12.820              5.71%                       578,289.2            7,413,668
Non-Qualified XIV            12.074     12.726              5.40%                       419,833.9            5,342,806
Non-Qualified XV             12.048     12.679              5.24%                       119,262.6            1,512,130
Non-Qualified XVI             8.762      9.234              5.39%            (8)         19,541.5              180,446
Non-Qualified XVIII           9.222      9.223              0.01%            (9)          3,437.7               31,706
Non-Qualified XIX            10.169      9.226             (9.27%)           (7)         21,999.5              202,967
Annuity contracts in
  payment period                                                                                             2,106,866
-------------------------------------------------------------------------------------------------------------------------
AETNA TECHNOLOGY VP:
Non-Qualified V               9.558      5.831            (38.99%)           (4)        127,429.8              743,043
Non-Qualified V (0.75)        9.999      5.850            (41.49%)           (4)        319,734.5            1,870,447
Non-Qualified VII             9.738      5.824            (40.19%)           (4)        366,685.4            2,135,576
Non-Qualified VIII            9.999      5.830            (41.69%)           (4)         53,901.7              314,247
Non-Qualified IX             10.754      5.821            (45.87%)           (6)          8,565.2               49,858
Non-Qualified X               9.564      5.841            (38.93%)           (7)          7,134.6               41,673
Non-Qualified XII             7.729      5.848            (24.34%)           (8)          3,062.4               17,909
Non-Qualified XIII            9.999      5.842            (41.57%)           (4)        367,377.8            2,146,221
Non-Qualified XIV             9.999      5.830            (41.69%)           (4)        223,693.0            1,304,130
Non-Qualified XV              8.693      5.824            (33.00%)           (4)         74,723.7              435,191
Non-Qualified XVI             9.288      6.088            (34.45%)           (8)         27,854.1              169,576
Non-Qualified XVIII           8.131      6.080            (25.22%)           (8)         27,016.1              164,258
Non-Qualified XIX             9.300      6.083            (34.59%)           (7)         72,410.0              440,470
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
AETNA VALUE OPPORTUNITY VP:
Non-Qualified V            $ 18.930   $ 20.602              8.83%                        27,040.2       $      557,083
Non-Qualified V (0.75)       19.190     20.989              9.37%                       121,019.4            2,540,076
Non-Qualified VII            18.847     20.480              8.66%                       641,673.0           13,141,464
Non-Qualified VIII           18.926     20.596              8.82%                       157,762.1            3,249,269
Non-Qualified IX             18.801     20.412              8.57%                           761.5               15,543
Non-Qualified XII            13.007     14.220              9.33%                        14,497.1              206,149
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. FUNDS:
CAPITAL APPRECIATION FUND:
Non-Qualified V              13.753     12.101            (12.01%)                       16,497.6              199,638
Non-Qualified V (0.75)       13.801     12.204            (11.57%)                      134,675.4            1,643,579
Non-Qualified XIII           14.675     12.951            (11.75%)                      552,618.6            7,156,964
Non-Qualified XIV            14.611     12.855            (12.02%)                      701,843.8            9,022,202
Non-Qualified XV             14.579     12.808            (12.15%)                      392,207.0            5,023,387
Non-Qualified XVI             9.935      7.678            (22.72%)           (7)        100,308.8              770,171
Non-Qualified XVII           14.871     12.316            (17.18%)           (5)            166.1                2,046
Non-Qualified XVIII          10.097      7.669            (24.05%)           (7)         98,265.6              753,599
Non-Qualified XIX            10.077      7.672            (23.87%)           (7)         88,285.5              677,326
Annuity contracts in
  payment period                                                                                               738,219
-------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND:
Non-Qualified XIII           10.488     10.800              2.97%            (8)          8,235.2               88,940
Non-Qualified XV             10.743     10.767              0.22%           (10)         10,553.1              113,625
Non-Qualified XVI            10.090     10.392              2.99%            (9)            917.9                9,539
Non-Qualified XVIII          10.350     10.379              0.28%           (10)          2,946.9               30,586
Non-Qualified XIX            10.222     10.384              1.58%           (10)          5,029.1               52,222
-------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND:
Non-Qualified V              11.716      9.887            (15.61%)                       55,310.3              546,853
Non-Qualified V (0.75)       11.756      9.970            (15.19%)                      148,347.6            1,479,026
Non-Qualified XII            10.973      9.962             (9.21%)          (10)             55.9                  557
Non-Qualified XIII           14.179     12.001            (15.36%)                    1,098,096.0           13,178,250
Non-Qualified XIV            14.117     11.912            (15.62%)                    1,809,797.2           21,558,304
Non-Qualified XV             14.086     11.868            (15.75%)                      628,310.8            7,456,792
Non-Qualified XVI             9.846      8.214            (16.58%)           (8)         61,552.2              505,590
Non-Qualified XVIII           9.845      8.204            (16.67%)           (8)         69,883.3              573,323
Non-Qualified XIX            10.000      8.207            (17.93%)           (7)        162,481.3            1,333,484
Annuity contracts in
  payment period                                                                                             3,190,959
-------------------------------------------------------------------------------------------------------------------------
GROWTH FUND:
Non-Qualified V              12.069      9.477            (21.48%)                       15,453.7              146,455
Non-Qualified V (0.75)       12.111      9.558            (21.08%)                      167,339.7            1,599,433
Non-Qualified IX             12.347      9.437            (23.57%)           (1)            278.8                2,631
Non-Qualified XII            12.772      9.550            (25.23%)           (2)          2,233.6               21,331
Non-Qualified XIII           14.438     11.371            (21.24%)                      935,077.6           10,632,767
Non-Qualified XIV            14.375     11.288            (21.47%)                    1,389,231.1           15,681,641
Non-Qualified XV             14.343     11.246            (21.59%)                      539,472.2            6,066,904
Non-Qualified XVI             9.945      7.611            (23.47%)           (7)        121,072.7              921,484
Non-Qualified XVIII          10.032      7.601            (24.23%)           (7)         52,041.6              395,568
Non-Qualified XIX            10.000      7.604            (23.96%)           (7)         98,933.9              752,293
Annuity contracts in
  payment period                                                                                             1,036,422
-------------------------------------------------------------------------------------------------------------------------
VALUE FUND:
Non-Qualified V              11.506      9.699            (15.70%)                       11,764.3              114,102
Non-Qualified V (0.75)       11.546      9.781            (15.29%)                      129,960.3            1,271,142
Non-Qualified XII            10.772      9.773             (9.27%)           (1)          1,829.1               17,876
Non-Qualified XIII           13.659     11.548            (15.46%)                    1,793,242.8           20,708,368
Non-Qualified XIV            13.599     11.463            (15.71%)                    2,930,389.9           33,591,059
Non-Qualified XV             13.569     11.420            (15.84%)                    1,085,664.4           12,398,287
Non-Qualified XVI             9.590      8.804             (8.20%)           (8)         83,391.3              734,177
Non-Qualified XVII           10.090      9.981             (1.08%)           (9)            379.6                3,789
Non-Qualified XVIII          10.009      8.793            (12.15%)           (7)         28,614.5              251,607
Non-Qualified XIX             9.667      8.796             (9.01%)           (8)        156,961.6            1,380,634
Annuity contracts in
  payment period                                                                                             2,878,953
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN FUNDS:
BALANCED PORTFOLIO:
Non-Qualified VII          $ 26.687   $ 25.588             (4.12%)                      191,021.5       $    4,887,859
-------------------------------------------------------------------------------------------------------------------------
INCOME & GROWTH PORTFOLIO:
Non-Qualified VII            30.991     30.172             (2.64%)                      549,715.3           16,586,009
-------------------------------------------------------------------------------------------------------------------------
LEVERAGED ALLCAP PORTFOLIO:
Non-Qualified VII            43.684     32.379            (25.88%)                      480,525.6           15,558,937
Non-Qualified VIII           32.013     23.765            (25.76%)                          168.2                3,997
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE FUNDS:
GROWTH AND INCOME PORTFOLIO:
Non-Qualified XIII            9.778     10.129              3.59%            (7)         29,928.3              303,144
Non-Qualified XIV             9.765     10.108              3.51%            (8)         16,099.0              162,729
Non-Qualified XV              9.310     10.098              8.46%            (8)          4,460.1               45,038
Non-Qualified XVI             9.984     10.387              4.04%            (8)         20,209.2              209,913
Non-Qualified XVIII          10.145     10.374              2.26%           (10)          1,545.4               16,032
Non-Qualified XIX            10.240     10.378              1.35%            (7)         15,500.2              160,861
-------------------------------------------------------------------------------------------------------------------------
PREMIER GROWTH PORTFOLIO:
Non-Qualified XIII            9.283      7.620            (17.91%)           (7)         83,126.2              633,422
Non-Qualified XIV             9.083      7.605            (16.27%)           (7)         76,847.6              584,426
Non-Qualified XV              7.918      7.597             (4.05%)           (8)         23,774.5              180,615
Non-Qualified XVI             9.505      8.198            (13.75%)           (8)         38,183.9              313,032
Non-Qualified XVIII           9.504      8.188            (13.85%)           (8)          6,109.4               50,024
Non-Qualified XIX             9.170      8.191            (10.68%)           (8)        113,043.8              925,942
-------------------------------------------------------------------------------------------------------------------------
QUASAR PORTFOLIO:
Non-Qualified XIII           10.602      9.511            (10.29%)           (9)          1,070.4               10,181
Non-Qualified XIV            10.504      9.491             (9.64%)           (9)            431.4                4,094
Non-Qualified XV              8.851      9.482              7.13%            (9)            296.4                2,810
Non-Qualified XVI             9.718      8.589            (11.62%)           (8)            963.2                8,273
Non-Qualified XVIII           9.714      8.579            (11.68%)           (8)            834.9                7,163
Non-Qualified XIX             9.065      8.582             (5.33%)           (8)          5,820.2               49,949
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP FUNDS:
BALANCED FUND:
Non-Qualified VII            18.968     18.208             (4.01%)                      147,434.3            2,684,483
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND:
Non-Qualified VII            26.105     21.410            (17.99%)                      228,917.7            4,901,128
Non-Qualified VIII           23.649     19.425            (17.86%)                          182.5                3,546
-------------------------------------------------------------------------------------------------------------------------
CALVERT SOCIAL BALANCED PORTFOLIO:
Non-Qualified V              22.626     21.647             (4.33%)                        7,201.0              155,881
Non-Qualified V (0.75)       23.066     22.178             (3.85%)                       32,222.4              714,629
Non-Qualified VII            12.656     12.089             (4.48%)                       75,859.0              917,060
Non-Qualified VIII           12.696     12.146             (4.33%)                       59,786.1              726,162
-------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES:
AMERICAN LEADERS FUND II:
Non-Qualified VII            24.746     24.983              0.96%                     4,096,584.0          102,344,959
Non-Qualified VIII           17.769     17.966              1.11%                         8,486.4              152,467
Annuity contracts in
  payment period                                                                                                88,623
-------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND II:
Non-Qualified VII            16.369     14.335            (12.43%)                    1,689,780.8           24,223,008
Annuity contracts in
  payment period                                                                                                41,239
-------------------------------------------------------------------------------------------------------------------------
GROWTH STRATEGIES FUND II:
Non-Qualified VII            31.060     24.528            (21.03%)                    1,378,391.5           33,809,187
-------------------------------------------------------------------------------------------------------------------------
HIGH INCOME BOND FUND II:
Non-Qualified VII            15.040     13.493            (10.29%)                    1,958,869.0           26,431,019
Non-Qualified VIII           12.759     11.464            (10.15%)                          300.5                3,445
Annuity contracts in
  payment period                                                                                                11,712
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND II:
Non-Qualified VII            26.832     20.476            (23.69%)                      977,487.4           20,015,032
Non-Qualified VIII           24.690     18.870            (23.57%)                          129.5                2,443
Annuity contracts in
  payment period                                                                                                39,851
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
PRIME MONEY FUND II:
Non-Qualified VII          $ 11.868   $ 12.398              4.47%                       702,002.3       $    8,703,425
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND II:
Non-Qualified VII            12.363     13.528              9.42%                       822,989.6           11,133,403
-------------------------------------------------------------------------------------------------------------------------
UTILITY FUND II:
Non-Qualified VII            18.714     16.802            (10.22%)                    1,149,218.0           19,309,160
Non-Qualified VIII           15.537     13.971            (10.08%)                           66.4                  928
Annuity contracts in
  payment period                                                                                                40,502
-------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
EQUITY-INCOME PORTFOLIO:
Non-Qualified V              18.272     19.565              7.08%                       204,703.9            4,005,032
Non-Qualified V (0.75)       18.627     20.045              7.61%                       417,042.4            8,359,615
Non-Qualified VII            21.883     23.395              6.91%                     5,036,496.8          117,828,843
Non-Qualified VIII           15.689     16.799              7.08%                       877,097.0           14,734,352
Non-Qualified IX             18.147     19.384              6.82%                         4,142.2               80,293
Non-Qualified X              18.272     19.565              7.08%                         7,656.3              149,796
Non-Qualified XII            10.651     11.457              7.57%                         1,315.1               15,067
Non-Qualified XIII           10.438     11.210              7.40%                     1,176,438.9           13,187,880
Non-Qualified XIV            10.392     11.127              7.07%                     2,028,219.6           22,567,999
Non-Qualified XV             10.369     11.086              6.91%                       597,258.3            6,621,206
Non-Qualified XVI            10.343     10.654              3.01%            (8)         19,341.1              206,060
Non-Qualified XVIII          10.074     10.640              5.62%            (8)          7,261.0               77,257
Non-Qualified XIX            10.000     10.645              6.45%            (7)         17,997.6              191,584
-------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO:
Non-Qualified V              25.999     22.858            (12.08%)                      536,656.3           12,266,889
Non-Qualified V (0.75)       26.504     23.418            (11.64%)                    1,030,485.8           24,131,916
Non-Qualified VII            35.706     31.342            (12.22%)                    3,812,422.1          119,488,933
Non-Qualified VIII           23.643     20.785            (12.09%)                      878,021.8           18,249,684
Non-Qualified IX             25.822     22.646            (12.30%)                       13,914.0              315,097
Non-Qualified X              25.999     22.858            (12.08%)                       29,625.6              677,182
Non-Qualified XII            16.024     14.152            (11.68%)                        6,685.7               94,616
Non-Qualified XIII           12.649     11.154            (11.82%)                    1,214,067.2           13,541,706
Non-Qualified XIV            12.628     11.102            (12.08%)                    1,209,832.4           13,431,559
Non-Qualified XV             12.618     11.076            (12.22%)                      444,915.6            4,927,885
Non-Qualified XVI             9.783      8.554            (12.56%)           (7)        131,208.9            1,122,361
Non-Qualified XVII           26.366     23.250            (11.82%)                          245.7                5,712
Non-Qualified XVIII           9.018      8.543             (5.27%)           (8)         37,651.9              321,660
Non-Qualified XIX             9.790      8.546            (12.71%)           (7)        121,083.9            1,034,783
-------------------------------------------------------------------------------------------------------------------------
HIGH INCOME PORTFOLIO:
Non-Qualified VII            14.042     10.735            (23.55%)                    2,107,872.1           22,628,007
Non-Qualified VIII           12.601      9.648            (23.43%)                      494,024.2            4,766,345
Non-Qualified XIII            9.586      7.362            (23.20%)                      887,739.5            6,535,538
Non-Qualified XIV             9.544      7.307            (23.44%)                      990,111.0            7,234,741
Non-Qualified XV              9.523      7.280            (23.55%)                      460,730.8            3,354,120
Non-Qualified XVI             9.860      8.470            (14.10%)           (8)         13,910.0              117,818
Non-Qualified XVIII           9.371      8.459             (9.73%)           (8)         12,250.3              103,625
Non-Qualified XIX             9.903      8.463            (14.54%)           (7)         13,206.5              111,767
Annuity contracts in
  payment period                                                                                               659,872
-------------------------------------------------------------------------------------------------------------------------
OVERSEAS PORTFOLIO:
Non-Qualified V              19.419     15.514            (20.11%)                       33,208.4              515,195
Non-Qualified V (0.75)       19.796     15.894            (19.71%)                      193,260.3            3,071,679
Non-Qualified VII            21.391     17.062            (20.24%)                      589,198.5           10,052,905
Non-Qualified VIII           18.139     14.491            (20.11%)                       55,032.7              797,479
Non-Qualified IX             19.287     15.370            (20.31%)                          877.6               13,488
Non-Qualified XII            10.700     11.081              3.56%           (10)             42.3                  469
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
ASSET MANAGER PORTFOLIO:
Non-Qualified VII          $ 19.482   $ 18.456             (5.27%)                      829,362.9       $   15,306,722
Non-Qualified VIII           16.218     15.387             (5.12%)                      163,400.0            2,514,236
-------------------------------------------------------------------------------------------------------------------------
CONTRAFUND PORTFOLIO:
Non-Qualified V              24.217     22.333             (7.78%)                      365,498.9            8,162,687
Non-Qualified V (0.75)       24.687     22.881             (7.32%)                      642,878.3           14,709,699
Non-Qualified VII            26.797     24.674             (7.92%)                    4,392,709.8          108,385,721
Non-Qualified VIII           21.463     19.792             (7.79%)                      731,695.2           14,481,711
Non-Qualified IX             24.052     22.126             (8.01%)                       19,458.0              430,527
Non-Qualified X              24.217     22.333             (7.78%)                        8,064.0              180,093
Non-Qualified XII            13.787     12.772             (7.36%)                        7,547.7               96,399
Non-Qualified XIII           12.966     11.993             (7.50%)                    1,991,818.4           23,887,878
Non-Qualified XIV            12.909     11.904             (7.79%)                    2,706,891.0           32,222,831
Non-Qualified XV             12.881     11.860             (7.93%)                    1,105,564.5           13,111,995
Non-Qualified XVI            10.000      9.440             (5.60%)           (7)         56,159.9              530,149
Non-Qualified XVII           27.241     25.197             (7.50%)                        4,544.1              114,497
Non-Qualified XVIII           9.607      9.428             (1.86%)           (8)         10,423.0               98,268
Non-Qualified XIX            10.000      9.432             (5.68%)           (7)         58,407.4              550,899
-------------------------------------------------------------------------------------------------------------------------
INDEX 500 PORTFOLIO:
Non-Qualified VII            27.005     24.151            (10.57%)                    4,683,497.3          113,111,144
Non-Qualified VIII           22.522     20.173            (10.43%)                      988,345.1           19,937,885
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND PORTFOLIO:
Non-Qualified VII            12.143     13.317              9.67%                       277,562.9            3,696,305
Non-Qualified VIII           11.834     12.998              9.84%                           281.7                3,661
-------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES:
AGGRESSIVE GROWTH PORTFOLIO:
Non-Qualified V              45.486     30.628            (32.66%)                      986,824.7           30,224,466
Non-Qualified V (0.75)       46.370     31.380            (32.33%)                    1,382,321.6           43,377,252
Non-Qualified VII            45.363     30.497            (32.77%)                    2,725,307.8           83,113,713
Non-Qualified VIII           31.525     21.226            (32.67%)                      667,971.0           14,178,353
Non-Qualified IX             45.177     30.344            (32.83%)                       34,443.8            1,045,163
Non-Qualified X              45.486     30.628            (32.66%)                       37,118.3            1,136,859
Non-Qualified XII            26.089     17.646            (32.36%)                       16,278.3              287,246
Non-Qualified XIII           24.654     16.650            (32.47%)                    2,655,062.4           44,206,789
Non-Qualified XIV            24.546     16.527            (32.67%)                    2,338,681.9           38,651,395
Non-Qualified XV             24.492     16.466            (32.77%)                      933,620.8           15,373,000
Non-Qualified XVI            10.000      6.975            (30.25%)           (7)        131,436.3              916,768
Non-Qualified XVII           53.698     36.266            (32.46%)                        4,041.3              146,562
Non-Qualified XVIII           9.755      6.966            (28.59%)           (8)        131,359.7              915,052
Non-Qualified XIX            10.000      6.969            (30.31%)           (7)        127,628.4              889,442
-------------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO:
Non-Qualified V              24.886     24.030             (3.44%)                      582,229.2           13,990,968
Non-Qualified V (0.75)       25.370     24.619             (2.96%)                      688,649.1           16,953,853
Non-Qualified VII            27.623     26.630             (3.59%)                    2,943,151.0           78,376,112
Non-Qualified VIII           21.992     21.234             (3.45%)                      827,114.5           17,562,949
Non-Qualified IX             24.717     23.807             (3.68%)                        6,367.6              151,594
Non-Qualified X              24.886     24.030             (3.44%)                       16,213.8              389,618
Non-Qualified XII            14.479     14.043             (3.01%)                        2,450.1               34,407
Non-Qualified XIII           13.742     13.308             (3.16%)                    3,217,068.4           42,812,746
Non-Qualified XIV            13.681     13.210             (3.44%)                    3,812,376.8           50,361,498
Non-Qualified XV             13.651     13.161             (3.59%)                    1,480,173.6           19,480,565
Non-Qualified XVI             9.982      9.746             (2.36%)           (7)        175,867.6            1,714,006
Non-Qualified XVII           24.954     24.167             (3.15%)                        3,056.6               73,870
Non-Qualified XVIII          10.056      9.734             (3.20%)           (7)         49,505.9              481,890
Non-Qualified XIX            10.000      9.738             (2.62%)           (7)        180,749.9            1,760,143
-------------------------------------------------------------------------------------------------------------------------
FLEXIBLE INCOME PORTFOLIO:
Non-Qualified V              15.562     16.331              4.94%                        62,404.0            1,019,120
Non-Qualified V (0.75)       15.864     16.731              5.47%                       237,151.7            3,967,785
Non-Qualified VII            15.433     16.170              4.78%                       673,856.9           10,896,266
Non-Qualified VIII           12.916     13.554              4.94%                       201,336.8            2,728,919

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
FLEXIBLE INCOME PORTFOLIO: (continued):
Non-Qualified IX           $ 15.456   $ 16.179              4.68%                         3,166.3       $       51,228
Non-Qualified X              15.562     16.331              4.94%                         3,109.7               50,785
Non-Qualified XII            10.404     10.967              5.41%                         1,408.8               15,450
-------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO:
Non-Qualified V              29.366     24.782            (15.61%)                      541,341.7           13,415,531
Non-Qualified V (0.75)       29.936     25.390            (15.19%)                      757,792.6           19,240,354
Non-Qualified VII            34.828     29.345            (15.74%)                    2,868,918.6           84,188,415
Non-Qualified VIII           24.827     20.951            (15.61%)                      586,507.8           12,287,924
Non-Qualified IX             29.166     24.552            (15.82%)                       12,556.2              308,279
Non-Qualified X              29.366     24.782            (15.61%)                       46,192.4            1,144,741
Non-Qualified XII            16.313     13.829            (15.23%)                       13,511.1              186,845
Non-Qualified XIII           15.599     13.203            (15.36%)                    3,180,105.7           41,986,935
Non-Qualified XIV            15.531     13.106            (15.61%)                    4,430,382.0           58,064,587
Non-Qualified XV             15.497     13.057            (15.74%)                    1,465,080.0           19,129,549
Non-Qualified XVI            10.000      8.308            (16.92%)           (7)        139,032.3            1,155,080
Non-Qualified XVII           32.068     27.143            (15.36%)                          616.4               16,732
Non-Qualified XVIII           9.982      8.298            (16.87%)           (8)         83,221.0              690,568
Non-Qualified XIX            10.000      8.301            (16.99%)           (7)        198,258.3            1,645,742
Annuity contracts in
  payment period                                                                                            14,191,697
-------------------------------------------------------------------------------------------------------------------------
WORLDWIDE GROWTH PORTFOLIO:
Non-Qualified V              34.626     28.839            (16.71%)                      966,698.1           27,878,607
Non-Qualified V (0.75)       35.298     29.545            (16.30%)                    1,691,751.2           49,982,790
Non-Qualified VII            38.979     32.413            (16.84%)                    6,694,492.2          216,988,577
Non-Qualified VIII           28.189     23.476            (16.72%)                    1,190,701.4           27,952,905
Non-Qualified IX             34.390     28.571            (16.92%)                       33,746.0              964,156
Non-Qualified X              34.626     28.839            (16.71%)                       42,596.2            1,228,431
Non-Qualified XII            16.613     13.899            (16.34%)                       26,789.1              372,342
Non-Qualified XIII           15.599     13.030            (16.47%)                    4,326,254.2           56,371,092
Non-Qualified XIV            15.531     12.934            (16.72%)                    4,782,840.5           61,861,259
Non-Qualified XV             15.497     12.886            (16.85%)                    1,437,826.3           18,527,830
Non-Qualified XVI            10.000      8.570            (14.30%)           (7)        255,500.8            2,189,642
Non-Qualified XVII           38.687     32.317            (16.47%)                        2,080.1               67,221
Non-Qualified XVIII           9.853      8.559            (13.13%)           (8)        113,875.2              974,658
Non-Qualified XIX            10.000      8.563            (14.37%)           (7)        276,997.8            2,371,932
Annuity contracts in
  payment period                                                                                            16,131,186
-------------------------------------------------------------------------------------------------------------------------
LEXINGTON FUNDS:
EMERGING MARKETS FUND, INC.:
Non-Qualified VII            13.640      8.011            (41.27%)                      156,676.9            1,255,139
-------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES TRUST FUND:
Non-Qualified V              12.428     14.530             16.91%                        44,843.7              651,579
Non-Qualified V (0.75)       12.670     14.886             17.49%                        43,623.9              649,385
Non-Qualified VII            12.298     14.354             16.72%                       102,662.4            1,473,616
Non-Qualified IX             12.344     14.395             16.62%                            32.7                  470
Non-Qualified X              12.428     14.530             16.91%                         1,753.1               25,472
-------------------------------------------------------------------------------------------------------------------------
MFS FUNDS:
GLOBAL GOVERNMENT SERIES:
Non-Qualified VII            10.440     10.799              3.44%                       124,226.3            1,341,520
Non-Qualified VIII           10.498     10.875              3.59%                        18,001.9              195,771
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN SERIES:
Non-Qualified VII            14.669     16.782             14.40%                     1,935,233.6           32,477,091
Non-Qualified VIII           14.751     16.901             14.58%                       422,692.1            7,143,920
Non-Qualified XIII           10.385     11.934             14.92%                       485,470.9            5,793,610
Non-Qualified XIV            10.339     11.846             14.58%                     1,107,868.3           13,123,808
Non-Qualified XV             10.317     11.803             14.40%                       359,845.8            4,247,260
Non-Qualified XVI            10.244     10.763              5.07%            (8)         23,734.0              255,449
Non-Qualified XVIII          10.077     10.749              6.67%            (7)         15,276.5              164,207
Non-Qualified XIX            10.243     10.754              4.99%            (8)         17,924.7              192,762
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
MITCHELL HUTCHINS SERIES TRUST:
GROWTH & INCOME PORTFOLIO:
Non-Qualified XIII         $ 10.960   $ 10.338             (5.68%)                        4,243.5       $       43,869
Non-Qualified XIV            10.937     10.285             (5.96%)                       83,550.7              859,319
Non-Qualified XV             10.925     10.258             (6.11%)                        4,586.7               47,050
-------------------------------------------------------------------------------------------------------------------------
SMALL CAP PORTFOLIO:
Non-Qualified XIV            11.828     13.334             12.73%                        15,263.5              203,523
Non-Qualified XV             11.816     13.299             12.55%                           392.8                5,224
-------------------------------------------------------------------------------------------------------------------------
TACTICAL ALLOCATION PORTFOLIO:
Non-Qualified XIII           10.651     10.326             (3.05%)                      187,905.7            1,940,314
Non-Qualified XIV            10.629     10.273             (3.35%)                      917,169.8            9,422,085
Non-Qualified XV             10.618     10.247             (3.49%)                       93,298.0              956,025
Non-Qualified XVI             9.565      9.567              0.02%            (9)            200.3                1,916
Non-Qualified XVIII           9.803      9.555             (2.53%)           (8)         11,556.3              110,420
Non-Qualified XIX             9.954      9.559             (3.97%)           (9)          8,214.6               78,523
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER FUNDS:
AGGRESSIVE GROWTH FUND/VA:
Non-Qualified VII            24.477     21.423            (12.48%)                    1,000,872.8           21,441,697
Non-Qualified VIII           24.578     21.545            (12.34%)                      311,924.3            6,720,408
Non-Qualified XIII           17.027     14.970            (12.08%)                      614,552.0            9,199,843
Non-Qualified XIV            16.952     14.860            (12.34%)                      677,021.6           10,060,541
Non-Qualified XV             16.915     14.805            (12.47%)                      262,828.8            3,891,181
Non-Qualified XVI            10.000      6.828            (31.72%)           (7)        159,722.9            1,090,588
Non-Qualified XVIII          10.260      6.820            (33.53%)           (7)        318,939.9            2,175,170
Non-Qualified XIX            10.000      6.823            (31.77%)           (7)        108,107.3              737,616
Annuity contracts in
  payment period                                                                                             1,734,978
-------------------------------------------------------------------------------------------------------------------------
GLOBAL SECURITIES FUND/VA:
Non-Qualified V              15.681     16.275              3.79%                        93,132.5            1,515,731
Non-Qualified V (0.75)       15.814     16.495              4.31%                       177,896.1            2,934,396
Non-Qualified VII            20.287     21.023              3.63%                       515,085.0           10,828,632
Non-Qualified VIII           20.372     21.142              3.78%                        91,347.6            1,931,271
Non-Qualified IX             15.615     16.166              3.53%                         2,910.4               47,050
Non-Qualified XII            16.352     16.571              1.34%            (9)            150.5                2,494
-------------------------------------------------------------------------------------------------------------------------
MAIN STREET GROWTH & INCOME FUND/VA:
Non-Qualified VII            15.839     14.248            (10.04%)                    1,984,151.5           28,270,191
Non-Qualified VIII           15.905     14.329             (9.91%)                      642,720.0            9,209,535
Non-Qualified XIII           10.946      9.891             (9.64%)                      768,952.4            7,605,708
Non-Qualified XIV            10.898      9.818             (9.91%)                    1,516,367.6           14,887,697
Non-Qualified XV             10.874      9.782            (10.04%)                      527,869.7            5,163,621
Non-Qualified XVI            10.000      8.838            (11.62%)           (7)         86,666.9              765,962
Non-Qualified XVIII           9.168      8.827             (3.72%)           (8)         13,806.3              121,868
Non-Qualified XIX             9.736      8.831             (9.30%)           (8)         72,968.6              644,386
Annuity contracts in
  payment period                                                                                               983,453
-------------------------------------------------------------------------------------------------------------------------
STRATEGIC BOND FUND/VA:
Non-Qualified V              10.048     10.185              1.36%                           831.0                8,464
Non-Qualified V (0.75)       10.133     10.323              1.88%                        13,676.2              141,179
Non-Qualified VII            11.072     11.206              1.21%                       785,150.1            8,798,392
Non-Qualified VIII           11.118     11.269              1.36%                       248,905.0            2,804,911
Non-Qualified IX             10.006     10.117              1.11%                           152.5                1,543
Non-Qualified XIII           10.005     10.171              1.66%                       410,622.5            4,176,441
Non-Qualified XIV             9.961     10.096              1.36%                       497,550.5            5,023,270
Non-Qualified XV              9.939     10.059              1.21%                       151,920.6            1,528,169
Non-Qualified XVI             9.995      9.939             (0.56%)           (8)         17,051.5              169,475
Non-Qualified XVIII           9.822      9.927              1.07%            (9)          2,304.6               22,878
Non-Qualified XIX             9.991      9.931             (0.60%)           (8)         16,123.6              160,123
Annuity contracts in
  payment period                                                                                               499,690
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO PARTNERS, INC. (PPI):
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO:
Non-Qualified V              39.254     36.551             (6.89%)                      335,970.2           12,280,046
Non-Qualified V (0.75)       40.017     37.448             (6.42%)                      260,806.0            9,766,663

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO: (continued):
Non-Qualified VII          $ 18.612   $ 17.303             (7.03%)                    1,162,339.7       $   20,111,964
Non-Qualified VIII           18.672     17.385             (6.89%)                      314,991.2            5,476,122
Non-Qualified IX             38.987     36.213             (7.12%)                        4,077.1              147,645
Non-Qualified X              39.254     36.551             (6.89%)                       11,361.8              415,286
Non-Qualified XII            15.732     14.714             (6.47%)                          718.1               10,566
Non-Qualified XIII           15.023     14.030             (6.61%)                      643,762.5            9,031,988
Non-Qualified XIV            14.957     13.926             (6.89%)                      845,123.6           11,769,191
Non-Qualified XV             14.924     13.875             (7.03%)                      258,456.9            3,586,089
Non-Qualified XVI             9.991      8.801            (11.91%)           (8)         54,609.6              480,619
Non-Qualified XVII           43.155     40.304             (6.61%)                        1,515.6               61,085
Non-Qualified XVIII           9.186      8.790             (4.31%)           (8)         94,882.7              834,019
Non-Qualified XIX             9.984      8.794            (11.92%)           (8)         59,096.2              519,692
Annuity contracts in
  payment period                                                                                             3,742,395
-------------------------------------------------------------------------------------------------------------------------
PPI MFS EMERGING EQUITIES PORTFOLIO:
Non-Qualified V              29.040     20.426            (29.66%)                      455,264.2            9,299,226
Non-Qualified V (0.75)       29.605     20.927            (29.31%)                      478,943.8           10,022,857
Non-Qualified VII            27.973     19.644            (29.78%)                    4,169,943.6           81,914,373
Non-Qualified VIII           19.012     13.372            (29.67%)                      555,262.9            7,424,976
Non-Qualified IX             28.843     20.236            (29.84%)                       12,425.7              251,446
Non-Qualified X              29.040     20.426            (29.66%)                       13,794.7              281,770
Non-Qualified XII            16.210     11.453            (29.35%)                        8,940.4              102,394
Non-Qualified XIII           15.499     10.933            (29.46%)                      844,849.4            9,236,738
Non-Qualified XIV            15.431     10.853            (29.67%)                    1,063,457.5           11,541,704
Non-Qualified XV             15.397     10.812            (29.78%)                      337,201.4            3,645,821
Non-Qualified XVI             8.529      7.614            (10.73%)           (8)         24,330.4              185,252
Non-Qualified XVII           28.739     20.274            (29.45%)                          380.4                7,712
Non-Qualified XVIII           8.273      7.605             (8.07%)           (8)         22,160.0              168,527
Non-Qualified XIX             9.683      7.608            (21.43%)           (8)         23,376.6              177,849
Annuity contracts in
  payment period                                                                                             2,424,002
-------------------------------------------------------------------------------------------------------------------------
PPI MFS RESEARCH GROWTH PORTFOLIO:
Non-Qualified V              18.963     17.889             (5.66%)                      395,372.7            7,072,822
Non-Qualified V (0.75)       19.332     18.328             (5.19%)                      292,094.1            5,353,501
Non-Qualified VI             16.032     15.133             (5.61%)                       19,030.0              287,981
Non-Qualified VII            18.750     17.659             (5.82%)                    3,282,513.6           57,965,908
Non-Qualified VIII           12.901     12.169             (5.67%)                      579,223.8            7,048,575
Non-Qualified IX             18.834     17.723             (5.90%)                       15,098.5              267,591
Non-Qualified X              18.963     17.889             (5.66%)                      162,447.5            2,906,023
Non-Qualified XI             15.791     15.133             (4.17%)           (1)          3,785.9               57,292
Non-Qualified XIII           12.424     11.755             (5.38%)                      383,389.0            4,506,738
Non-Qualified XIV            12.370     11.668             (5.68%)                      740,494.5            8,640,090
Non-Qualified XV             12.343     11.625             (5.82%)                      281,914.3            3,277,254
Non-Qualified XVI             9.951      8.726            (12.31%)           (7)         31,491.4              274,794
Non-Qualified XVIII           9.414      8.715             (7.43%)           (8)          2,326.2               20,273
Non-Qualified XIX             9.996      8.719            (12.78%)           (7)         26,543.6              231,434
-------------------------------------------------------------------------------------------------------------------------
PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO:
Non-Qualified V              32.942     26.160            (20.59%)                      286,301.1            7,489,638
Non-Qualified V (0.75)       33.582     26.801            (20.19%)                      266,457.7            7,141,333
Non-Qualified VII            18.181     14.415            (20.71%)                      253,493.3            3,654,106
Non-Qualified VIII           18.238     14.482            (20.59%)                       67,477.6              977,210
Non-Qualified IX             32.718     25.917            (20.79%)                        5,489.7              142,276
Non-Qualified X              32.942     26.160            (20.59%)                        4,808.1              125,780
Non-Qualified XII            15.541     12.397            (20.23%)                          321.0                3,980
Non-Qualified XIII           14.511     11.557            (20.36%)                      695,490.6            8,037,785
Non-Qualified XIV            14.448     11.472            (20.60%)                      453,857.5            5,206,653
Non-Qualified XV             14.416     11.430            (20.71%)                      360,840.7            4,124,409
Non-Qualified XVI             9.570      9.775              2.14%            (8)         29,924.2              292,509
Non-Qualified XVIII           9.724      9.763              0.40%            (8)          7,075.4               69,077
Non-Qualified XIX            10.111      9.767             (3.40%)           (8)         19,914.9              194,509
Annuity contracts in
  payment period                                                                                               820,408
-------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
CONDENSED FINANCIAL INFORMATION - Year Ended December 31, 2000 (continued):

-------------------------------------------------------------------------------------------------------------------------
                                  Value
                                Per Unit        Increase (Decrease)                     Units
                                --------            in Value of                      Outstanding           Reserves
                           Beginning   End of      Accumulation                        at End               at End
                            of Year     Year           Unit                            of Year              of Year
-------------------------------------------------------------------------------------------------------------------------
PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO:
Non-Qualified V            $ 21.922   $ 21.643             (1.27%)                      192,789.9       $    4,172,551
Non-Qualified V (0.75)       22.348     22.174             (0.78%)                      271,254.0            6,014,787
Non-Qualified VII            27.835     27.438             (1.43%)                    3,475,122.4           95,350,408
Non-Qualified VIII           20.151     19.893             (1.28%)                      293,210.9            5,832,844
Non-Qualified IX             21.773     21.443             (1.52%)                        9,181.7              196,883
Non-Qualified X              21.922     21.643             (1.27%)                        4,919.8              106,480
Non-Qualified XII            13.248     13.138             (0.83%)                        1,705.2               22,403
Non-Qualified XVII           25.309     25.061             (0.98%)                        1,629.4               40,834
Annuity contracts in
  payment period                                                                                             1,492,696
-------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                                   $6,324,265,635
=========================================================================================================================

       NON-QUALIFIED 1964         Individual contracts issued from December 1, 1964 to March 14, 1967.

       NON-QUALIFIED V            Certain AetnaPlus contracts issued in connection with Deferred
                                  Compensation Plans issued since August 28, 1992, and certain individual non-qualified contracts.

       NON-QUALIFIED VI           Certain existing contracts that were converted to ACES, an administrative system (previously valued under Non-Qualified I).

       NON-QUALIFIED VII          Certain individual and group contracts issued as non-qualified deferred annuity contracts or Individual Retirement Annuity contracts issued since May 4, 1994.

       NON-QUALIFIED VIII         Certain individual Retirement Annuity contracts issued since May 1,
                                  1998.

       NON-QUALIFIED IX           Group Aetna Plus contracts assessing an administrative expense charge effective April 7, 1997 issued in connection with Deferred Compensation
                                  Plans.

       NON-QUALIFIED X            Group AetnaPlus contracts containing contractual limits on fees, issued in connection with Deferred Compensation Plans and as individual non-qualified contracts, resulting in reduced daily charges for certain funding options effective May 29, 1997.

       NON-QUALIFIED XI           Certain contracts, previously valued under Non-Qualified VI, containing contractual limits on fees, resulting in reduced daily charges for certain funding options effective May 29, 1997.

       NON-QUALIFIED XIII         Certain individual Retirement Annuity contracts issued since October 1,
                                  1998.

       NON-QUALIFIED XIV          Certain individual Retirement Annuity contracts issued since
                                  September 1, 1998.

       NON-QUALIFIED XV           Certain individual Retirement Annuity contracts issued since
                                  September 1, 1998.

       NON-QUALIFIED XVI          Certain individual Retirement Annuity contracts issued since August
                                  2000.

       NON-QUALIFIED XVII         Group AetnaPlus contracts issued in connection with Deferred
                                  Compensation Plans having contract modifications effective September 1,
                                  1999.

       NON-QUALIFIED XVIII        Certain individual Retirement Annuity contracts issued since September
                                  2000.

       NON-QUALIFIED XIX          Certain individual Retirement Annuity contracts issued since August
                                  2000.

       NOTES TO CONDENSED FINANCIAL INFORMATION:

        (1) - Reflects less than a full year of performance activity. Funds were first received in this option during January 2000.
        (2) - Reflects less than a full year of performance activity. Funds were first received in this option during March 2000.
        (3) - Reflects less than a full year of performance activity. Funds were first received in this option during April 2000.
        (4) - Reflects less than a full year of performance activity. Funds were first received in this option during May 2000.
        (5) - Reflects less than a full year of performance activity. Funds were first received in this option during June 2000.
        (6) - Reflects less than a full year of performance activity. Funds were first received in this option during July 2000.
        (7) - Reflects less than a full year of performance activity. Funds were first received in this option during August 2000.
        (8) - Reflects less than a full year of performance activity. Funds were first received in this option during September 2000.
        (9) - Reflects less than a full year of performance activity. Funds were first received in this option during October 2000.
       (10) - Reflects less than a full year of performance activity. Funds were first received in this option during November 2000.
       (11) - Reflects less than a full year of performance activity. Funds were first received in this option during December 2000.

See Notes to Financial Statements

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000:

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Variable Annuity Account B (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company") registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable annuity contracts that may be entitled to tax-deferred treatment under specific sections of the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

   Certain reclassifications have been made to prior year financial information to conform to current year presentation.

   a. VALUATION OF INVESTMENTS

   Investments in the following Funds are stated at their closing net asset value per share as determined by each Fund on December 31, 2000:

   Aetna Ascent VP
   Aetna Balanced VP, Inc.
   Aetna Bond VP
   Aetna Crossroads VP
   Aetna GET Fund, Series C
   Aetna GET Fund, Series D
   Aetna GET Fund, Series E
   Aetna GET Fund, Series G
   Aetna GET Fund, Series H
   Aetna GET Fund, Series I
   Aetna GET Fund, Series J
   Aetna GET Fund, Series K
   Aetna GET Fund, Series L
   Aetna Growth and Income VP
   Aetna Growth VP
   Aetna Index Plus Large Cap VP
   Aetna Index Plus Mid Cap VP
   Aetna Index Plus Small Cap VP
   Aetna International VP
   Aetna Legacy VP
   Aetna Money Market VP
   Aetna Small Company VP
   Aetna Technology VP
   Aetna Value Opportunity VP

   AIM V.I. Funds:

   - Capital Appreciation Fund

   - Government Securities Fund

   - Growth and Income Fund

   - Growth Fund

   - Value Fund

   Alger American Funds:

   - Balanced Portfolio

   - Income & Growth Portfolio

   - Leveraged AllCap Portfolio

   American Century Investments:

   - Balanced Fund

   - International Fund
   Calvert Social Balanced Portfolio

   Federated Insurance Series:

   - American Leaders Fund II

   - Equity Income Fund II

   - Growth Strategies Fund II

   - High Income Bond Fund II

   - International Equity Fund II

   - Prime Money Fund II

   - U.S. Government Securities Fund II

   - Utility Fund II

   Fidelity Variable Insurance Products Fund:

   - Equity-Income Portfolio

   - Growth Portfolio

   - High Income Portfolio

   - Overseas Portfolio

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000: (continued):

   Fidelity Variable Insurance Products Fund II:

   - Asset Manager Portfolio

   - Contrafund Portfolio

   - Index 500 Portfolio

   - Investment Grade Bond Portfolio

   Janus Aspen Series:

   - Aggressive Growth Portfolio

   - Balanced Portfolio

   - Flexible Income Portfolio

   - Growth Portfolio

   - Worldwide Growth Portfolio

   Lexington Funds:

   - Emerging Markets Fund, Inc.

   - Natural Resources Trust Fund

   MFS Funds:

   - Global Government Series

   - Total Return Series

   Mitchell Hutchins Series Trust:

   - Growth & Income Portfolio

   - Small Cap portfolio

   - Tactical Allocation Portfolio

   Oppenheimer Funds:

   - Aggressive Growth Fund/VA

   - Global Securities Fund/VA

   - Main Street Growth & Income Fund/VA

   - Strategic Bond Fund/VA

   Portfolio Partners, Inc. (PPI):

   - PPI MFS Capital Opportunities Portfolio

   - PPI MFS Emerging Equities Portfolio

   - PPI MFS Research Growth Portfolio

   - PPI Scudder International Growth Portfolio

   - PPI T. Rowe Price Growth Equity Portfolio

   b. OTHER

   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. FEDERAL INCOME TAXES

   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

   d. ANNUITY RESERVES

   Annuity reserves held in the Separate Accounts are computed for currently payable contracts according to the Progressive Annuity, a49, 1971 Individual Annuity Mortality, 1971 Group Annuity Mortality, 83a, and 1983 Group Annuity Mortality tables using various assumed interest rates not to exceed seven percent. Mortality experience is monitored by the Company. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Account.

2.  VALUATION PERIOD DEDUCTIONS

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the contracts and are paid to the Company.

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000: (continued):

3.  DIVIDEND INCOME

   On an annual basis, the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain (loss) in the Statement of Operations.

4.  PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments other than short-term investments for the year ended December 31, 2000 aggregated $7,925,206,119 and $6,595,668,326, respectively.

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
5.  SUPPLEMENTAL INFORMATION TO STATEMENT OF OPERATIONS

                                           Valuation       Proceeds         Cost of
 YEAR ENDED DECEMBER 31,                     Period          from         Investments
 2000                        Dividends     Deductions       Sales            Sold
 AETNA ASCENT VP
 Annuity contracts in
   accumulation                 $225,039     ($245,025)    $16,871,170     ($16,790,266)
 AETNA BALANCED VP, INC.
 Annuity contracts in
   accumulation               27,853,632    (2,415,186)     92,085,463      (87,693,164)
 AETNA BOND VP
 Annuity contracts in
   accumulation                5,387,599    (1,084,614)     70,718,870      (74,644,945)
 AETNA CROSSROADS VP
 Annuity contracts in
   accumulation                  417,486      (296,915)     21,073,083      (20,922,874)
 AETNA GET FUND, SERIES C
 Annuity contracts in
   accumulation                1,408,025       (72,273)        682,068         (573,927)
 AETNA GET FUND, SERIES D
 Annuity contracts in
   accumulation                7,639,071    (2,171,104)    140,983,546     (139,364,683)
 AETNA GET FUND, SERIES E
 Annuity contracts in
   accumulation               14,783,456    (6,143,954)    355,177,174     (346,307,649)
 AETNA GET FUND, SERIES G
 Annuity contracts in
   accumulation                4,720,820    (3,411,240)    207,014,846     (207,891,548)
 AETNA GET FUND, SERIES H
 Annuity contracts in
   accumulation                2,787,773    (2,048,501)    156,626,029     (154,440,843)
 AETNA GET FUND, SERIES I
 Annuity contracts in
   accumulation                1,176,528      (901,328)     55,188,135      (55,882,551)
 AETNA GET FUND, SERIES J
 Annuity contracts in
   accumulation                  582,971      (406,040)     14,629,150      (15,113,666)
 AETNA GET FUND, SERIES K
 Annuity contracts in
   accumulation                  171,687       (94,237)      1,819,247       (1,825,601)
 AETNA GET FUND, SERIES L
 Annuity contracts in
   accumulation                      403          (192)         40,382          (40,389)
 AETNA GROWTH AND INCOME VP
 Annuity contracts in
   accumulation              116,862,587   (11,722,978)    391,374,640     (453,899,589)
 AETNA GROWTH VP
 Annuity contracts in
   accumulation                1,422,379      (960,612)    116,782,347     (110,038,435)
 AETNA HIGH YIELD VP
 Annuity contracts in
   accumulation                      547        (1,509)        455,088         (480,680)
 AETNA INDEX PLUS LARGE CAP VP
 Annuity contracts in
   accumulation               31,491,057    (3,109,833)    225,376,024     (220,701,090)
 AETNA INDEX PLUS MID CAP VP
 Annuity contracts in
   accumulation                   15,027       (19,954)      3,544,873       (3,471,597)
 AETNA INDEX PLUS SMALL CAP VP
 Annuity contracts in
   accumulation                        0        (7,596)        828,745         (722,361)
 AETNA INTERNATIONAL VP
 Annuity contracts in
   accumulation                1,695,466       (99,233)     29,428,293      (31,073,260)
 --------------------------------------------------------------------------------------

                                                                                            Net
                                                                                         Increase
                               Net              Net Realized                Net         (Decrease)
                             Realized            Gain (Loss)             Change in     in Net Assets
                           Gain (Loss)   ---------------------------    Unrealized       Resulting
YEAR ENDED DECEMBER 31,         on       Beginning of       End         Gain (Loss)        from
2000                       Investments       Year         of Year     on Investments    Operations
AETNA ASCENT VP
Annuity contracts in
  accumulation                 $80,904       $483,736        $88,271        ($395,465)     ($334,547)
AETNA BALANCED VP, INC.
Annuity contracts in
  accumulation               4,392,299      6,704,110    (26,671,998)     (33,376,108)    (3,545,363)
AETNA BOND VP
Annuity contracts in
  accumulation              (3,926,075)    (6,898,223)       292,798        7,191,021      7,567,931
AETNA CROSSROADS VP
Annuity contracts in
  accumulation                 150,209        548,689         96,848         (451,841)      (181,061)
AETNA GET FUND, SERIES C
Annuity contracts in
  accumulation                 108,141        786,857     (1,291,730)      (2,078,587)      (634,694)
AETNA GET FUND, SERIES D
Annuity contracts in
  accumulation               1,618,863      9,587,836     (5,506,290)     (15,094,126)    (8,007,296)
AETNA GET FUND, SERIES E
Annuity contracts in
  accumulation               8,869,525     23,410,070    (16,149,627)     (39,559,697)   (22,050,670)
AETNA GET FUND, SERIES G
Annuity contracts in
  accumulation                (876,702)     5,934,910     (4,092,929)     (10,027,839)    (9,594,961)
AETNA GET FUND, SERIES H
Annuity contracts in
  accumulation               2,185,186          2,439     (3,459,172)      (3,461,611)      (537,153)
AETNA GET FUND, SERIES I
Annuity contracts in
  accumulation                (694,416)             0     (1,839,216)      (1,839,216)    (2,258,432)
AETNA GET FUND, SERIES J
Annuity contracts in
  accumulation                (484,516)             0     (2,762,925)      (2,762,925)    (3,070,510)
AETNA GET FUND, SERIES K
Annuity contracts in
  accumulation                  (6,354)             0       (937,549)        (937,549)      (866,453)
AETNA GET FUND, SERIES L
Annuity contracts in
  accumulation                      (7)             0            194              194            398
AETNA GROWTH AND INCOME VP
Annuity contracts in
  accumulation             (62,524,949)   (68,936,164)  (241,325,047)    (172,388,883)  (129,774,223)
AETNA GROWTH VP
Annuity contracts in
  accumulation               6,743,912      8,580,844    (11,298,783)     (19,879,627)   (12,673,948)
AETNA HIGH YIELD VP
Annuity contracts in
  accumulation                 (25,592)       (16,080)             0           16,080        (10,474)
AETNA INDEX PLUS LARGE CAP VP
Annuity contracts in
  accumulation               4,674,934     23,757,249    (37,334,071)     (61,091,320)   (28,035,162)
AETNA INDEX PLUS MID CAP VP
Annuity contracts in
  accumulation                  73,276        (42,233)        77,987          120,220        188,569
AETNA INDEX PLUS SMALL CAP VP
Annuity contracts in
  accumulation                 106,384         96,292         69,502          (26,790)        71,998
AETNA INTERNATIONAL VP
Annuity contracts in
  accumulation              (1,644,967)       330,445     (1,854,980)      (2,185,425)    (2,234,159)
----------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
5.  SUPPLEMENTAL INFORMATION TO STATEMENT OF OPERATIONS (continued):

                                           Valuation       Proceeds         Cost of
 YEAR ENDED DECEMBER 31,                     Period          from         Investments
 2000                        Dividends     Deductions       Sales            Sold
 AETNA LEGACY VP
 Annuity contracts in
   accumulation                 $536,622     ($368,361)    $28,259,806     ($27,975,563)
 AETNA MONEY MARKET VP
 Annuity contracts in
   accumulation                9,081,085    (2,532,081)    953,530,305     (949,974,735)
 AETNA REAL ESTATE SECURITIES VP
 Annuity contracts in
   accumulation                    1,731       (15,004)      3,432,843       (3,179,462)
 AETNA SMALL COMPANY VP
 Annuity contracts in
   accumulation                2,601,993      (534,131)     78,899,841      (76,263,569)
 AETNA TECHNOLOGY VP
 Annuity contracts in
   accumulation                        0       (51,699)      7,965,370       (9,210,531)
 AETNA VALUE OPPORTUNITY VP
 Annuity contracts in
   accumulation                2,474,261      (218,816)     19,437,883      (17,931,223)
 AIM V.I. FUNDS:
   CAPITAL APPRECIATION FUND
 Annuity contracts in
   accumulation                  712,114      (232,416)     26,403,826      (23,483,268)
   GOVERNMENT SECURITIES FUND
 Annuity contracts in
   accumulation                    1,717          (155)             57              (57)
   GROWTH AND INCOME FUND
 Annuity contracts in
   accumulation                1,530,337      (479,794)     37,149,069      (34,866,993)
   GROWTH FUND
 Annuity contracts in
   accumulation                1,224,855      (381,155)     29,309,758      (28,486,218)
   VALUE FUND
 Annuity contracts in
   accumulation                3,252,186      (741,317)     59,720,942      (62,040,448)
 ALGER AMERICAN FUNDS:
   BALANCED PORTFOLIO
 Annuity contracts in
   accumulation                  503,984       (80,140)      6,490,645       (4,770,045)
   INCOME & GROWTH PORTFOLIO
 Annuity contracts in
   accumulation                4,030,463      (261,604)     20,033,617      (15,492,442)
   LEVERAGED ALLCAP PORTFOLIO
 Annuity contracts in
   accumulation                2,121,355      (307,776)     23,487,217      (12,803,897)
 ALLIANCE FUNDS:
   GROWTH & INCOME PORTFOLIO
 Annuity contracts in
   accumulation                        0        (1,396)         18,747          (18,777)
   PREMIER GROWTH PORTFOLIO
 Annuity contracts in
   accumulation                        0        (3,883)          4,459           (4,677)
   QUASAR PORTFOLIO
 Annuity contracts in
   accumulation                        0          (126)            966           (1,126)
 --------------------------------------------------------------------------------------

                                                                                            Net
                                                                                         Increase
                               Net              Net Realized                Net         (Decrease)
                             Realized            Gain (Loss)             Change in     in Net Assets
                           Gain (Loss)   ---------------------------    Unrealized       Resulting
YEAR ENDED DECEMBER 31,         on       Beginning of       End         Gain (Loss)        from
2000                       Investments       Year         of Year     on Investments    Operations
AETNA LEGACY VP
Annuity contracts in
  accumulation                $284,243       ($38,204)      $473,877         $512,081       $964,585
AETNA MONEY MARKET VP
Annuity contracts in
  accumulation               3,555,570      1,765,548      2,001,969          236,421     10,340,995
AETNA REAL ESTATE SECURITIES VP
Annuity contracts in
  accumulation                 253,381       (181,523)             0          181,523        421,631
AETNA SMALL COMPANY VP
Annuity contracts in
  accumulation               2,636,272      6,242,096      1,228,137       (5,013,959)      (309,825)
AETNA TECHNOLOGY VP
Annuity contracts in
  accumulation              (1,245,161)             0     (3,777,303)      (3,777,303)    (5,074,163)
AETNA VALUE OPPORTUNITY VP
Annuity contracts in
  accumulation               1,506,660      2,822,690        383,845       (2,438,845)     1,323,260
AIM V.I. FUNDS:
  CAPITAL APPRECIATION FUND
Annuity contracts in
  accumulation               2,920,558      2,111,777     (5,765,131)      (7,876,908)    (4,476,652)
  GOVERNMENT SECURITIES FUND
Annuity contracts in
  accumulation                       0              0           (259)            (259)         1,303
  GROWTH AND INCOME FUND
Annuity contracts in
  accumulation               2,282,076      3,746,947     (8,539,095)     (12,286,042)    (8,953,423)
  GROWTH FUND
Annuity contracts in
  accumulation                 823,540      2,711,961     (9,043,771)     (11,755,732)   (10,088,492)
  VALUE FUND
Annuity contracts in
  accumulation              (2,319,506)     4,671,998     (7,734,104)     (12,406,102)   (12,214,739)
ALGER AMERICAN FUNDS:
  BALANCED PORTFOLIO
Annuity contracts in
  accumulation               1,720,600      2,168,767       (159,674)      (2,328,441)      (183,997)
  INCOME & GROWTH PORTFOLIO
Annuity contracts in
  accumulation               4,541,175      8,170,558       (550,320)      (8,720,878)      (410,844)
  LEVERAGED ALLCAP PORTFOLIO
Annuity contracts in
  accumulation              10,683,320     15,044,425     (2,906,571)     (17,950,996)    (5,454,097)
ALLIANCE FUNDS:
  GROWTH & INCOME PORTFOLIO
Annuity contracts in
  accumulation                     (30)             0         34,311           34,311         32,885
  PREMIER GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    (218)             0       (105,771)        (105,771)      (109,872)
  QUASAR PORTFOLIO
Annuity contracts in
  accumulation                    (160)             0          2,230            2,230          1,944
----------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
5.  SUPPLEMENTAL INFORMATION TO STATEMENT OF OPERATIONS (continued):

                                           Valuation       Proceeds         Cost of
 YEAR ENDED DECEMBER 31,                     Period          from         Investments
 2000                        Dividends     Deductions       Sales            Sold
 AMERICAN CENTURY VP FUNDS:
   BALANCED FUND
 Annuity contracts in
   accumulation                 $136,152      ($43,436)     $3,523,408      ($3,572,301)
   INTERNATIONAL FUND
 Annuity contracts in
   accumulation                  132,668       (87,321)      6,568,155       (4,373,724)
 CALVERT SOCIAL BALANCED PORTFOLIO
 Annuity contracts in
   accumulation                  120,186       (30,695)      2,404,025       (2,234,500)
 FEDERATED INSURANCE SERIES:
   AMERICAN LEADERS FUND II
 Annuity contracts in
   accumulation                4,230,851    (1,529,421)     34,650,952      (24,574,119)
   EQUITY INCOME FUND II
 Annuity contracts in
   accumulation                  313,111      (416,293)      5,606,635       (4,170,207)
   GROWTH STRATEGIES FUND II
 Annuity contracts in
   accumulation                3,341,548      (615,413)     11,136,706       (4,861,291)
   HIGH INCOME BOND FUND II
 Annuity contracts in
   accumulation                3,501,508      (488,388)     20,340,642      (22,946,626)
   INTERNATIONAL EQUITY FUND II
 Annuity contracts in
   accumulation                4,478,227      (368,468)      4,743,593       (2,245,503)
   PRIME MONEY FUND II
 Annuity contracts in
   accumulation                  484,008      (118,176)     11,081,648      (11,081,648)
   U.S. GOVERNMENT SECURITIES FUND II
 Annuity contracts in
   accumulation                  632,729      (163,681)      5,422,866       (5,287,024)
   UTILITY FUND II
 Annuity contracts in
   accumulation                1,237,696      (326,336)      8,490,819       (6,975,021)
 FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
   EQUITY-INCOME PORTFOLIO
 Annuity contracts in
   accumulation               14,924,625    (2,351,773)    212,580,062     (207,813,735)
   GROWTH PORTFOLIO
 Annuity contracts in
   accumulation               23,307,184    (2,944,519)    193,467,943     (154,134,840)
   HIGH INCOME PORTFOLIO
 Annuity contracts in
   accumulation                4,009,052      (726,094)     62,948,550      (77,439,059)
   OVERSEAS PORTFOLIO
 Annuity contracts in
   accumulation                1,986,495      (225,354)     34,632,835      (34,855,594)
 --------------------------------------------------------------------------------------

                                                                                            Net
                                                                                         Increase
                               Net              Net Realized                Net         (Decrease)
                             Realized            Gain (Loss)             Change in     in Net Assets
                           Gain (Loss)   ---------------------------    Unrealized       Resulting
YEAR ENDED DECEMBER 31,         on       Beginning of       End         Gain (Loss)        from
2000                       Investments       Year         of Year     on Investments    Operations
AMERICAN CENTURY VP FUNDS:
  BALANCED FUND
Annuity contracts in
  accumulation                ($48,893)      $113,895       ($44,225)       ($158,120)     ($114,297)
  INTERNATIONAL FUND
Annuity contracts in
  accumulation               2,194,431      3,420,828         23,975       (3,396,853)    (1,157,075)
CALVERT SOCIAL BALANCED PORTFOLIO
Annuity contracts in
  accumulation                 169,525          8,210       (217,606)        (225,816)        33,200
FEDERATED INSURANCE SERIES:
  AMERICAN LEADERS FUND II
Annuity contracts in
  accumulation              10,076,833     23,291,163     10,746,749      (12,544,414)       233,849
  EQUITY INCOME FUND II
Annuity contracts in
  accumulation               1,436,428      6,982,904      2,132,983       (4,849,921)    (3,516,675)
  GROWTH STRATEGIES FUND II
Annuity contracts in
  accumulation               6,275,415     22,782,494      4,337,092      (18,445,402)    (9,443,852)
  HIGH INCOME BOND FUND II
Annuity contracts in
  accumulation              (2,605,984)      (768,082)    (4,746,268)      (3,978,186)    (3,571,050)
  INTERNATIONAL EQUITY FUND II
Annuity contracts in
  accumulation               2,498,090     15,689,012      2,439,119      (13,249,893)    (6,642,044)
  PRIME MONEY FUND II
Annuity contracts in
  accumulation                       0              0              0                0        365,832
  U.S. GOVERNMENT SECURITIES FUND II
Annuity contracts in
  accumulation                 135,842        (71,689)       341,857          413,546      1,018,436
  UTILITY FUND II
Annuity contracts in
  accumulation               1,515,798      3,900,529       (860,370)      (4,760,899)    (2,333,741)
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  EQUITY-INCOME PORTFOLIO
Annuity contracts in
  accumulation               4,766,327     17,824,133     12,117,982       (5,706,151)    11,633,028
  GROWTH PORTFOLIO
Annuity contracts in
  accumulation              39,333,103     67,658,735    (21,859,750)     (89,518,485)   (29,822,717)
  HIGH INCOME PORTFOLIO
Annuity contracts in
  accumulation             (14,490,509)    (2,606,690)    (5,306,372)      (2,699,682)   (13,907,233)
  OVERSEAS PORTFOLIO
Annuity contracts in
  accumulation                (222,759)     4,814,866       (447,720)      (5,262,586)    (3,724,204)
----------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
5.  SUPPLEMENTAL INFORMATION TO STATEMENT OF OPERATIONS (continued):

                                           Valuation       Proceeds         Cost of
 YEAR ENDED DECEMBER 31,                     Period          from         Investments
 2000                        Dividends     Deductions       Sales            Sold
 FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
   ASSET MANAGER PORTFOLIO
 Annuity contracts in
   accumulation               $2,225,935     ($274,795)    $22,576,659     ($23,415,309)
   CONTRAFUND PORTFOLIO
 Annuity contracts in
   accumulation               29,738,682    (2,926,758)    232,387,276     (216,909,923)
   INDEX 500 PORTFOLIO
 Annuity contracts in
   accumulation                2,332,098    (2,101,523)    205,968,735     (184,404,452)
   INVESTMENT GRADE BOND PORTFOLIO
 Annuity contracts in
   accumulation                  280,708       (53,239)      4,524,822       (4,468,980)
 JANUS ASPEN SERIES:
   AGGRESSIVE GROWTH PORTFOLIO
 Annuity contracts in
   accumulation               41,333,446    (4,214,651)    351,562,341     (338,374,167)
   BALANCED PORTFOLIO
 Annuity contracts in
   accumulation               25,881,016    (2,810,630)    198,175,836     (184,867,908)
   FLEXIBLE INCOME PORTFOLIO
 Annuity contracts in
   accumulation                1,031,500      (231,051)     22,574,371      (23,713,721)
   GROWTH PORTFOLIO
 Annuity contracts in
   accumulation               23,793,816    (3,545,809)    267,992,889     (241,616,780)
   WORLDWIDE GROWTH PORTFOLIO
 Annuity contracts in
   accumulation               45,772,988    (6,882,401)    557,962,147     (454,444,568)
 LEXINGTON FUNDS:
   EMERGING MARKETS FUND
 Annuity contracts in
   accumulation                        0       (29,359)      1,851,691       (2,060,545)
   NATURAL RESOURCES TRUST FUND
 Annuity contracts in
   accumulation                   10,290       (33,769)      2,314,994       (2,595,175)
 MFS FUNDS:
   GLOBAL GOVERNMENT SERIES
 Annuity contracts in
   accumulation                   76,041       (21,062)      1,859,797       (1,976,938)
   TOTAL RETURN SERIES
 Annuity contracts in
   accumulation                2,484,328      (714,994)     60,967,992      (57,383,322)
 MITCHELL HUTCHINS SERIES TRUST:
   GROWTH & INCOME PORTFOLIO
 Annuity contracts in
   accumulation                   62,979       (10,910)        965,684       (1,025,803)
   SMALL CAP PORTFOLIO
 Annuity contracts in
   accumulation                   45,379        (2,446)        238,388         (217,259)
   TACTICAL ALLOCATION PORTFOLIO
 Annuity contracts in
   accumulation                  163,594      (114,014)      9,591,458       (9,738,101)
 --------------------------------------------------------------------------------------

                                                                                            Net
                                                                                         Increase
                               Net              Net Realized                Net         (Decrease)
                             Realized            Gain (Loss)             Change in     in Net Assets
                           Gain (Loss)   ---------------------------    Unrealized       Resulting
YEAR ENDED DECEMBER 31,         on       Beginning of       End         Gain (Loss)        from
2000                       Investments       Year         of Year     on Investments    Operations
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
  ASSET MANAGER PORTFOLIO
Annuity contracts in
  accumulation               ($838,650)    $1,897,225      ($266,900)     ($2,164,125)   ($1,051,635)
  CONTRAFUND PORTFOLIO
Annuity contracts in
  accumulation              15,477,353     56,818,405     (4,148,405)     (60,966,810)   (18,677,533)
  INDEX 500 PORTFOLIO
Annuity contracts in
  accumulation              21,564,283     32,900,456     (5,006,883)     (37,907,339)   (16,112,481)
  INVESTMENT GRADE BOND PORTFOLIO
Annuity contracts in
  accumulation                  55,842         75,103        135,182           60,079        343,390
JANUS ASPEN SERIES:
  AGGRESSIVE GROWTH PORTFOLIO
Annuity contracts in
  accumulation              13,188,174    100,137,615    (87,927,298)    (188,064,913)  (137,757,944)
  BALANCED PORTFOLIO
Annuity contracts in
  accumulation              13,307,928     40,182,173     (4,667,881)     (44,850,054)    (8,471,740)
  FLEXIBLE INCOME PORTFOLIO
Annuity contracts in
  accumulation              (1,139,350)      (999,230)       221,880        1,221,110        882,209
  GROWTH PORTFOLIO
Annuity contracts in
  accumulation              26,376,109     56,878,486    (39,758,620)     (96,637,106)   (50,012,990)
  WORLDWIDE GROWTH PORTFOLIO
Annuity contracts in
  accumulation             103,517,579    183,495,928    (57,305,031)    (240,800,959)   (98,392,793)
LEXINGTON FUNDS:
  EMERGING MARKETS FUND
Annuity contracts in
  accumulation                (208,854)       579,071       (118,440)        (697,511)      (935,724)
  NATURAL RESOURCES TRUST FUND
Annuity contracts in
  accumulation                (280,181)      (494,145)       240,727          734,872        431,212
MFS FUNDS:
  GLOBAL GOVERNMENT SERIES
Annuity contracts in
  accumulation                (117,141)       (52,025)        58,605          110,630         48,468
  TOTAL RETURN SERIES
Annuity contracts in
  accumulation               3,584,670      1,850,808      4,094,999        2,244,191      7,598,195
MITCHELL HUTCHINS SERIES TRUST:
  GROWTH & INCOME PORTFOLIO
Annuity contracts in
  accumulation                 (60,119)        74,102         30,611          (43,491)       (51,541)
  SMALL CAP PORTFOLIO
Annuity contracts in
  accumulation                  21,129          9,469        (31,643)         (41,112)        22,950
  TACTICAL ALLOCATION PORTFOLIO
Annuity contracts in
  accumulation                (146,643)        35,469       (247,834)        (283,303)      (380,366)
----------------------------------------------------------------------------------------------------

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
5.  SUPPLEMENTAL INFORMATION TO STATEMENT OF OPERATIONS (continued):

                                           Valuation       Proceeds         Cost of
 YEAR ENDED DECEMBER 31,                     Period          from         Investments
 2000                        Dividends     Deductions       Sales            Sold
 OPPENHEIMER FUNDS:
   AGGRESSIVE GROWTH FUND/VA
 Annuity contracts in
   accumulation               $1,624,280     ($710,516)   $109,098,865     ($98,798,801)
   GLOBAL SECURITIES FUND/VA
 Annuity contracts in
   accumulation                1,900,142      (189,190)     15,435,756      (14,996,938)
   MAIN STREET GROWTH & INCOME FUND/VA
 Annuity contracts in
   accumulation                3,264,181      (842,224)     79,391,324      (77,728,674)
   STRATEGIC BOND FUND/VA
 Annuity contracts in
   accumulation                1,683,741      (275,767)     23,931,129      (25,220,954)
 PORTFOLIO PARTNERS, INC. (PPI):
   PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO (1)
 Annuity contracts in
   accumulation               10,514,688      (890,046)     58,291,587      (47,911,570)
   PPI MFS EMERGING EQUITIES PORTFOLIO
 Annuity contracts in
   accumulation                1,936,641    (2,335,328)    219,053,249     (189,229,670)
   PPI MFS RESEARCH GROWTH PORTFOLIO
 Annuity contracts in
   accumulation                7,888,039    (1,400,474)     89,947,830      (67,521,268)
   PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
 Annuity contracts in
   accumulation                3,948,392      (434,893)    120,805,337     (129,195,271)
   PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO
 Annuity contracts in
   accumulation               10,454,000    (1,675,520)    125,754,806      (91,309,615)
 TOTAL VARIABLE ANNUITY
   ACCOUNT B                $527,997,200  ($84,578,915) $6,595,668,326  ($6,264,073,053)

 (1) - Effective May 1, 2000, PPI MFS Value Equity Portfolio's name changed to PPI MFS Capital Opportunities Portfolio.

                                                                                            Net
                                                                                         Increase
                               Net              Net Realized                Net         (Decrease)
                             Realized            Gain (Loss)             Change in     in Net Assets
                           Gain (Loss)   ---------------------------    Unrealized       Resulting
YEAR ENDED DECEMBER 31,         on       Beginning of       End         Gain (Loss)        from
2000                       Investments       Year         of Year     on Investments    Operations
OPPENHEIMER FUNDS:
  AGGRESSIVE GROWTH FUND/VA
Annuity contracts in
  accumulation             $10,300,064     $8,288,775   ($17,023,622)    ($25,312,397)  ($14,098,569)
  GLOBAL SECURITIES FUND/VA
Annuity contracts in
  accumulation                 438,818      2,312,761        167,134       (2,145,627)         4,143
  MAIN STREET GROWTH & INCOME FUND/VA
Annuity contracts in
  accumulation               1,662,650      7,488,511     (3,884,729)     (11,373,240)    (7,288,633)
  STRATEGIC BOND FUND/VA
Annuity contracts in
  accumulation              (1,289,825)       (12,690)       145,482          158,172        276,321
PORTFOLIO PARTNERS, INC. (PPI):
  PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO (1)
Annuity contracts in
  accumulation              10,380,017     64,359,069    (10,163,046)     (74,522,115)   (54,517,456)
  PPI MFS EMERGING EQUITIES PORTFOLIO
Annuity contracts in
  accumulation              29,823,579     26,374,011    (23,512,406)     (49,886,417)   (20,461,525)
  PPI MFS RESEARCH GROWTH PORTFOLIO
Annuity contracts in
  accumulation              22,426,562     17,014,014     (8,619,374)     (25,633,388)     3,280,739
  PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Annuity contracts in
  accumulation              (8,389,934)     3,641,431        680,506       (2,960,925)    (7,837,360)
  PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO
Annuity contracts in
  accumulation              34,445,191     40,800,081     (3,849,578)     (44,649,659)    (1,425,988)
TOTAL VARIABLE ANNUITY
  ACCOUNT B                $331,595,273  $860,262,998  ($650,455,465) ($1,510,718,463) ($735,704,905)

 (1) - Effective May 1, 2000, PPI MFS Value Equity Portfolio's name changed to PPI MFS Capital Opportunities Portfolio.

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 2000
                                                                    Net                Net
                                                   Net           Change in     Increase (Decrease)            Net Assets
                                    Net          Realized       Unrealized        in Net Assets               ----------
                                Investment     Gain (Loss)      Gain (Loss)         from Unit         Beginning          End
                               Income (Loss)  on Investments  on Investments      Transactions         of Year         of Year
AETNA ASCENT VP
Annuity contracts in
  accumulation                     ($19,986)        $80,904         ($395,465)      ($2,126,497)       $19,981,127     $17,494,584
Annuity contracts in payment
  period                                                                                                         0          25,499
AETNA BALANCED VP, INC.
Annuity contracts in
  accumulation                   25,438,446       4,392,299       (33,376,108)       (3,685,639)       180,920,898     170,506,936
Annuity contracts in payment
  period                                                                                                26,077,945      29,260,905
AETNA BOND VP
Annuity contracts in
  accumulation                    4,302,985      (3,926,075)        7,191,021        (7,130,690)        93,390,139      93,669,011
Annuity contracts in payment
  period                                                                                                 5,662,703       5,821,072
AETNA CROSSROADS VP
Annuity contracts in
  accumulation                      120,571         150,209          (451,841)       (3,675,149)        23,405,948      19,642,538
Annuity contracts in payment
  period                                                                                                 1,540,450       1,447,650
AETNA GET FUND, SERIES C
Annuity contracts in
  accumulation                    1,335,752         108,141        (2,078,587)         (591,069)         7,124,468       5,898,705
AETNA GET FUND, SERIES D
Annuity contracts in
  accumulation                    5,467,967       1,618,863       (15,094,126)      (38,850,045)       176,632,929     129,775,588
AETNA GET FUND, SERIES E
Annuity contracts in
  accumulation                    8,639,502       8,869,525       (39,559,697)      (25,814,741)       381,698,376     333,832,965
AETNA GET FUND, SERIES G
Annuity contracts in
  accumulation                    1,309,580        (876,702)      (10,027,839)      (15,815,466)       211,855,059     186,444,632
AETNA GET FUND, SERIES H
Annuity contracts in
  accumulation                      739,272       2,185,186        (3,461,611)      140,573,888          1,726,955     141,763,690
AETNA GET FUND, SERIES I
Annuity contracts in
  accumulation                      275,200        (694,416)       (1,839,216)       95,187,357                  0      92,928,925
AETNA GET FUND, SERIES J
Annuity contracts in
  accumulation                      176,931        (484,516)       (2,762,925)       82,942,126                  0      79,871,616
AETNA GET FUND, SERIES K
Annuity contracts in
  accumulation                       77,450          (6,354)         (937,549)       94,656,274                  0      93,789,821
AETNA GET FUND, SERIES L
Annuity contracts in
  accumulation                          211              (7)              194           584,448                  0         584,846
AETNA GROWTH AND INCOME VP
Annuity contracts in
  accumulation                  105,139,609     (62,524,949)     (172,388,883)     (115,312,686)       980,638,280     765,261,567
Annuity contracts in payment
  period                                                                                               192,658,329     162,948,133
AETNA GROWTH VP
Annuity contracts in
  accumulation                      461,767       6,743,912       (19,879,627)       26,673,488         66,260,594      78,188,522
Annuity contracts in payment
  period                                                                                                 4,742,043       6,813,655
AETNA HIGH YIELD VP
Annuity contracts in
  accumulation                         (962)        (25,592)           16,080          (235,208)           245,682               0
AETNA INDEX PLUS LARGE CAP VP
Annuity contracts in
  accumulation                   28,381,224       4,674,934       (61,091,320)       50,756,181        198,210,089     217,699,546
Annuity contracts in payment
  period                                                                                                40,863,938      44,095,500

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET
ASSETS (continued):

YEAR ENDED DECEMBER 31, 2000
                                                              Net                Net
                                              Net             Change in        Increase (Decrease)      Net Assets
                               Net            Realized        Unrealized       in Net Assets            ----------
                               Investment     Gain (Loss)     Gain (Loss)      from Unit            Beginning       End
                               Income (Loss)  on Investments  on Investments   Transactions         of Year         of Year
AETNA INDEX PLUS MID CAP VP
Annuity contracts in
  accumulation                      ($4,927)        $73,276          $120,220        $5,677,943           $866,762      $6,733,274
AETNA INDEX PLUS SMALL CAP VP
Annuity contracts in
  accumulation                       (7,596)        106,384           (26,790)          114,561            911,313       1,097,872
AETNA INTERNATIONAL VP
Annuity contracts in
  accumulation                    1,596,233      (1,644,967)       (2,185,425)        7,402,219          4,434,269       9,382,842
Annuity contracts in payment
  period                                                                                                   105,507         324,994
AETNA LEGACY VP
Annuity contracts in
  accumulation                      168,261         284,243           512,081        (4,343,073)        26,597,646      22,842,539
Annuity contracts in payment
  period                                                                                                 2,972,058       3,348,677
AETNA MONEY MARKET VP
Annuity contracts in
  accumulation                    6,549,004       3,555,570           236,421       (14,305,266)       214,710,443     206,567,488
Annuity contracts in payment
  period                                                                                                 1,062,436       5,241,120
AETNA REAL ESTATE SECURITIES VP
Annuity contracts in
  accumulation                      (13,273)        253,381           181,523        (2,361,351)         1,925,817               0
Annuity contracts in payment
  period                                                                                                    13,903               0
AETNA SMALL COMPANY VP
Annuity contracts in
  accumulation                    2,067,862       2,636,272        (5,013,959)       21,990,505         25,125,952      45,163,536
Annuity contracts in payment
  period                                                                                                   463,770       2,106,866
AETNA TECHNOLOGY VP
Annuity contracts in
  accumulation                      (51,699)     (1,245,161)       (3,777,303)       14,906,762                  0       9,832,599
AETNA VALUE OPPORTUNITY VP
Annuity contracts in
  accumulation                    2,255,445       1,506,660        (2,438,845)        1,467,498         16,918,826      19,709,584
AIM V.I. FUNDS:
  CAPITAL APPRECIATION FUND
Annuity contracts in
  accumulation                      479,698       2,920,558        (7,876,908)       20,492,644          9,923,942      25,248,912
Annuity contracts in payment
  period                                                                                                    47,197         738,219
  GOVERNMENT SECURITIES FUND
Annuity contracts in
  accumulation                        1,562               0              (259)          293,609                  0         294,912
  GROWTH AND INCOME FUND
Annuity contracts in
  accumulation                    1,050,543       2,282,076       (12,286,042)       35,286,376         22,700,889      46,632,179
Annuity contracts in payment
  period                                                                                                   789,296       3,190,959
  GROWTH FUND
Annuity contracts in
  accumulation                      843,700         823,540       (11,755,732)       28,414,358         18,608,980      36,220,507
Annuity contracts in payment
  period                                                                                                   322,083       1,036,422
  VALUE FUND
Annuity contracts in
  accumulation                    2,510,869      (2,319,506)      (12,406,102)       43,738,065         40,884,392      70,471,041
Annuity contracts in payment
  period                                                                                                   942,276       2,878,953
ALGER AMERICAN FUNDS:
  BALANCED PORTFOLIO
Annuity contracts in
  accumulation                      423,844       1,720,600        (2,328,441)       (1,141,945)         6,213,801       4,887,859

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET
ASSETS (continued):

YEAR ENDED DECEMBER 31, 2000
                                                              Net                Net
                                              Net             Change in        Increase (Decrease)      Net Assets
                               Net            Realized        Unrealized       in Net Assets            ----------
                               Investment     Gain (Loss)     Gain (Loss)      from Unit            Beginning       End
                               Income (Loss)  on Investments  on Investments   Transactions         of Year         of Year
  INCOME & GROWTH PORTFOLIO
Annuity contracts in
  accumulation                   $3,768,859      $4,541,175       ($8,720,878)      ($2,090,817)       $19,087,670     $16,586,009
  LEVERAGED ALLCAP PORTFOLIO
Annuity contracts in
  accumulation                    1,813,579      10,683,320       (17,950,996)       (4,095,310)        25,112,341      15,562,934
ALLIANCE FUNDS:
  GROWTH & INCOME PORTFOLIO
Annuity contracts in
  accumulation                       (1,396)            (30)           34,311           864,832                  0         897,717
  PREMIER GROWTH PORTFOLIO
Annuity contracts in
  accumulation                       (3,883)           (218)         (105,771)        2,797,333                  0       2,687,461
  QUASAR PORTFOLIO
Annuity contracts in
  accumulation                         (126)           (160)            2,230            80,526                  0          82,470
AMERICAN CENTURY VP FUNDS:
  BALANCED FUND
Annuity contracts in
  accumulation                       92,716         (48,893)         (158,120)         (653,587)         3,452,367       2,684,483
  INTERNATIONAL FUND
Annuity contracts in
  accumulation                       45,347       2,194,431        (3,396,853)       (1,437,282)         7,499,031       4,904,674
CALVERT SOCIAL BALANCED PORTFOLIO
Annuity contracts in
  accumulation                       89,491         169,525          (225,816)         (108,598)         2,589,130       2,513,732
FEDERATED INSURANCE SERIES:
  AMERICAN LEADERS FUND II
Annuity contracts in
  accumulation                    2,701,430      10,076,833       (12,544,414)      (22,814,712)       125,105,874     102,497,426
Annuity contracts in payment
  period                                                                                                    61,038          88,623
  EQUITY INCOME FUND II
Annuity contracts in
  accumulation                     (103,182)      1,436,428        (4,849,921)       (2,611,778)        30,384,515      24,223,008
Annuity contracts in payment
  period                                                                                                     8,185          41,239
  GROWTH STRATEGIES FUND II
Annuity contracts in
  accumulation                    2,726,135       6,275,415       (18,445,402)       (3,424,589)        46,677,628      33,809,187
  HIGH INCOME BOND FUND II
Annuity contracts in
  accumulation                    3,013,120      (2,605,984)       (3,978,186)      (11,789,080)        41,788,490      26,434,464
Annuity contracts in payment
  period                                                                                                    17,816          11,712
  INTERNATIONAL EQUITY FUND II
Annuity contracts in
  accumulation                    4,109,759       2,498,090       (13,249,893)       (2,226,299)        28,925,669      20,017,475
Annuity contracts in payment
  period                                                                                                         0          39,851
  PRIME MONEY FUND II
Annuity contracts in
  accumulation                      365,832               0                 0          (319,878)         8,657,471       8,703,425
  U.S. GOVERNMENT SECURITIES FUND II
Annuity contracts in
  accumulation                      469,048         135,842           413,546        (2,699,444)        12,814,411      11,133,403
  UTILITY FUND II
Annuity contracts in
  accumulation                      911,360       1,515,798        (4,760,899)       (4,874,174)        26,498,835      19,310,088
Annuity contracts in payment
  period                                                                                                    59,670          40,502

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET
ASSETS (continued):

YEAR ENDED DECEMBER 31, 2000
                                                              Net                Net
                                              Net             Change in        Increase (Decrease)      Net Assets
                               Net            Realized        Unrealized       in Net Assets            ----------
                               Investment     Gain (Loss)     Gain (Loss)      from Unit            Beginning       End
                               Income (Loss)  on Investments  on Investments   Transactions         of Year         of Year
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  EQUITY-INCOME PORTFOLIO
Annuity contracts in
  accumulation                  $12,572,852      $4,766,327       ($5,706,151)     ($15,362,952)      $191,754,908    $188,024,984
  GROWTH PORTFOLIO
Annuity contracts in
  accumulation                   20,362,665      39,333,103       (89,518,485)       30,450,179        208,982,521     209,609,983
  HIGH INCOME PORTFOLIO
Annuity contracts in
  accumulation                    3,282,958     (14,490,509)       (2,699,682)       (3,275,558)        61,938,947      44,851,961
Annuity contracts in payment
  period                                                                                                   755,677         659,872
  OVERSEAS PORTFOLIO
Annuity contracts in
  accumulation                    1,761,141        (222,759)       (5,262,586)       (1,913,521)        20,088,940      14,451,215
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
  ASSET MANAGER PORTFOLIO
Annuity contracts in
  accumulation                    1,951,140        (838,650)       (2,164,125)       (2,646,869)        21,519,462      17,820,958
  CONTRAFUND PORTFOLIO
Annuity contracts in
  accumulation                   26,811,924      15,477,353       (60,966,810)          642,863        234,998,024     216,963,354
  INDEX 500 PORTFOLIO
Annuity contracts in
  accumulation                      230,575      21,564,283       (37,907,339)      (21,306,125)       170,467,635     133,049,029
  INVESTMENT GRADE BOND PORTFOLIO
Annuity contracts in
  accumulation                      227,469          55,842            60,079          (763,474)         4,120,050       3,699,966
JANUS ASPEN SERIES:
  AGGRESSIVE GROWTH PORTFOLIO
Annuity contracts in
  accumulation                   37,118,795      13,188,174      (188,064,913)      137,555,004        274,665,000     274,462,060
  BALANCED PORTFOLIO
Annuity contracts in
  accumulation                   23,070,386      13,307,928       (44,850,054)       67,292,044        185,323,915     244,144,219
  FLEXIBLE INCOME PORTFOLIO
Annuity contracts in
  accumulation                      800,449      (1,139,350)        1,221,110        (1,735,067)        19,582,411      18,729,553
  GROWTH PORTFOLIO
Annuity contracts in
  accumulation                   20,248,007      26,376,109       (96,637,106)       94,745,263        213,572,309     253,461,282
Annuity contracts in payment
  period                                                                                                 9,348,397      14,191,697
  WORLDWIDE GROWTH PORTFOLIO
Annuity contracts in
  accumulation                   38,890,587     103,517,579      (240,800,959)      100,536,442        470,413,281     467,731,442
Annuity contracts in payment
  period                                                                                                11,305,698      16,131,186
LEXINGTON FUNDS:
  EMERGING MARKETS FUND
Annuity contracts in
  accumulation                      (29,359)       (208,854)         (697,511)         (383,164)         2,574,027       1,255,139
  NATURAL RESOURCES TRUST FUND
Annuity contracts in
  accumulation                      (23,479)       (280,181)          734,872          (799,653)         3,168,963       2,800,522
MFS FUNDS:
  GLOBAL GOVERNMENT SERIES
Annuity contracts in
  accumulation                       54,979        (117,141)          110,630          (154,591)         1,643,414       1,537,291
  TOTAL RETURN SERIES
Annuity contracts in
  accumulation                    1,769,334       3,584,670         2,244,191         5,010,468         50,789,444      63,398,107

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET
ASSETS (continued):

YEAR ENDED DECEMBER 31, 2000
                                                              Net                Net
                                              Net             Change in        Increase (Decrease)      Net Assets
                               Net            Realized        Unrealized       in Net Assets            ----------
                               Investment     Gain (Loss)     Gain (Loss)      from Unit            Beginning       End
                               Income (Loss)  on Investments  on Investments   Transactions         of Year         of Year
MITCHELL HUTCHINS SERIES TRUST:
  GROWTH & INCOME PORTFOLIO
Annuity contracts in
  accumulation                      $52,069        ($60,119)         ($43,491)         $191,823           $809,956        $950,238
  SMALL CAP PORTFOLIO
Annuity contracts in
  accumulation                       42,933          21,129           (41,112)           13,275            172,522         208,747
  TACTICAL ALLOCATION PORTFOLIO
Annuity contracts in
  accumulation                       49,580        (146,643)         (283,303)        5,525,454          7,364,195      12,509,283
OPPENHEIMER FUNDS:
  AGGRESSIVE GROWTH FUND/VA
Annuity contracts in
  accumulation                      913,764      10,300,064       (25,312,397)       40,219,243         29,291,524      55,317,044
Annuity contracts in payment
  period                                                                                                 1,639,824       1,734,978
  GLOBAL SECURITIES FUND/VA
Annuity contracts in
  accumulation                    1,710,952         438,818        (2,145,627)        7,741,683          9,513,748      17,259,574
  MAIN STREET GROWTH & INCOME FUND/VA
Annuity contracts in
  accumulation                    2,421,957       1,662,650       (11,373,240)       18,574,761         56,214,303      66,668,968
Annuity contracts in payment
  period                                                                                                   151,990         983,453
  STRATEGIC BOND FUND/VA
Annuity contracts in
  accumulation                    1,407,974      (1,289,825)          158,172         3,260,148         19,569,256      22,834,845
Annuity contracts in payment
  period                                                                                                   228,810         499,690
PORTFOLIO PARTNERS, INC. (PPI):
  PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO (1)
Annuity contracts in
  accumulation                    9,624,642      10,380,017       (74,522,115)       77,813,035         53,173,898      74,490,975
Annuity contracts in payment
  period                                                                                                 1,763,893       3,742,395
  PPI MFS EMERGING EQUITIES PORTFOLIO
Annuity contracts in
  accumulation                     (398,687)     29,823,579       (49,886,417)      (26,097,535)       181,712,440     134,260,645
Annuity contracts in payment
  period                                                                                                 1,531,267       2,424,002
  PPI MFS RESEARCH GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    6,487,565      22,426,562       (25,633,388)       (7,907,361)       102,536,898      97,910,276
  PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    3,513,499      (8,389,934)       (2,960,925)       10,664,760         35,328,550      37,459,265
Annuity contracts in payment
  period                                                                                                   123,723         820,408
  PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO
Annuity contracts in
  accumulation                    8,778,480      34,445,191       (44,649,659)      (12,137,687)       126,069,747     111,737,190
Annuity contracts in payment
  period                                                                                                   723,814       1,492,696
TOTAL VARIABLE ANNUITY
  ACCOUNT B                    $443,418,285    $331,595,273   ($1,510,718,463)     $886,119,508     $6,173,851,032  $6,324,265,635

(1) - Effective May 1, 2000, PPI MFS Value Equity Portfolio's name changed to PPI MFS Capital Opportunities Portfolio.

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET ASSETS (continued):

YEAR ENDED DECEMBER 31, 1999
                                                                    Net                Net
                                                    Net          Change in     Increase (Decrease)             Net Assets
                                    Net           Realized       Unrealized       in Net Assets                ----------
                                 Investment     Gain (Loss)     Gain (Loss)         from Unit          Beginning           End
                               Income (Loss)   on Investments  on Investments     Transactions          of Year          of Year
AETNA ASCENT VP
Annuity contracts in
  accumulation                    $1,070,293        $614,087        $688,288       ($7,289,731)         $24,898,190      $19,981,127
AETNA BALANCED VP, INC.
Annuity contracts in
  accumulation                    24,109,936       5,798,309      (6,953,408)      (10,869,045)         176,154,146      180,920,898
Annuity contracts in payment
  period                                                                                                 18,758,905       26,077,945
AETNA BOND VP
Annuity contracts in
  accumulation                     5,009,815        (250,395)     (6,626,783)       10,606,260           85,100,187       93,390,139
Annuity contracts in payment
  period                                                                                                  5,213,758        5,662,703
AETNA CROSSROADS VP
Annuity contracts in
  accumulation                     1,159,582         835,357          92,697        (6,748,440)          28,289,880       23,405,948
Annuity contracts in payment
  period                                                                                                  1,317,322        1,540,450
AETNA GET FUND, SERIES B
Annuity contracts in
  accumulation                     7,720,048      (4,212,086)     (3,285,620)      (19,622,110)          19,399,768                0
AETNA GET FUND, SERIES C
Annuity contracts in
  accumulation                     1,883,527       1,202,519      (1,645,757)       (3,591,840)           9,276,019        7,124,468
AETNA GET FUND, SERIES D
Annuity contracts in
  accumulation                     1,027,651         877,472       9,652,660        75,168,020           89,907,126      176,632,929
AETNA GET FUND, SERIES E
Annuity contracts in
  accumulation                       512,899         235,363      23,410,070       357,540,044                    0      381,698,376
AETNA GET FUND, SERIES G
Annuity contracts in
  accumulation                      (105,549)         10,944       5,934,910       206,014,754                    0      211,855,059
AETNA GET FUND, SERIES H
Annuity contracts in
  accumulation                          (535)              0           2,439         1,725,051                    0        1,726,955
AETNA GROWTH AND INCOME VP
Annuity contracts in
  accumulation                   195,636,189      27,598,205     (54,549,571)     (106,172,195)         955,586,320      980,638,280
Annuity contracts in payment
  period                                                                                                155,197,661      192,658,329
AETNA GROWTH VP
Annuity contracts in
  accumulation                     2,503,752       8,758,918       4,526,105        25,546,818           28,467,187       66,260,594
Annuity contracts in payment
  period                                                                                                  1,199,857        4,742,043
AETNA HIGH YIELD VP
Annuity contracts in
  accumulation                        20,145         (26,909)         22,547              (487)             230,386          245,682
AETNA INDEX PLUS LARGE CAP VP
Annuity contracts in
  accumulation                     7,633,075      12,905,081      14,212,836       117,244,893           85,248,495      198,210,089
Annuity contracts in payment
  period                                                                                                  1,829,647       40,863,938
AETNA INDEX PLUS MID CAP VP
Annuity contracts in
  accumulation                       151,622           3,176         (67,301)          403,520              375,745          866,762
AETNA INDEX PLUS SMALL CAP VP
Annuity contracts in
  accumulation                        (6,226)          4,776          88,028          (145,065)             969,800          911,313
AETNA INTERNATIONAL VP
Annuity contracts in
  accumulation                       314,228         796,809         334,892         1,562,914            1,528,847        4,434,269
Annuity contracts in payment
  period                                                                                                      2,086          105,507

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET ASSETS (continued):

YEAR ENDED DECEMBER 31, 1999
                                                               Net              Net
                                               Net             Change in       Increase (Decrease)      Net Assets
                               Net             Realized        Unrealized      in Net Assets            ----------
                               Investment      Gain (Loss)     Gain (Loss)     from Unit            Beginning        End
                               Income (Loss)   on Investments  on Investments  Transactions         of Year          of Year
AETNA LEGACY VP
Annuity contracts in
  accumulation                    $1,259,802        $677,837       ($268,597)      ($7,254,086)         $32,331,905      $26,597,646
Annuity contracts in payment
  period                                                                                                  2,822,843        2,972,058
AETNA MONEY MARKET VP
Annuity contracts in
  accumulation                     4,806,378       2,133,321         330,845        58,499,955          149,772,871      214,710,443
Annuity contracts in payment
  period                                                                                                    229,509        1,062,436
AETNA REAL ESTATE SECURITIES VP
Annuity contracts in
  accumulation                        79,420         (94,506)       (103,018)        1,076,287              965,259        1,925,817
Annuity contracts in payment
  period                                                                                                     16,278           13,903
AETNA SMALL COMPANY VP
Annuity contracts in
  accumulation                        46,684         495,596       5,053,673         1,501,029           18,295,242       25,125,952
Annuity contracts in payment
  period                                                                                                    197,498          463,770
AETNA VALUE OPPORTUNITY VP
Annuity contracts in
  accumulation                       571,020       1,109,347       1,089,659        (4,540,412)          18,689,212       16,918,826
AIM V.I. FUNDS:
  CAPITAL APPRECIATION FUND
Annuity contracts in
  accumulation                       162,329         218,729       2,092,057         7,199,232              298,792        9,923,942
Annuity contracts in payment
  period                                                                                                          0           47,197
  GROWTH AND INCOME FUND
Annuity contracts in
  accumulation                        72,400          84,137       3,729,182        19,382,908              221,558       22,700,889
Annuity contracts in payment
  period                                                                                                          0          789,296
  GROWTH FUND
Annuity contracts in
  accumulation                       569,280          91,500       2,699,619        15,273,804              296,860       18,608,980
Annuity contracts in payment
  period                                                                                                          0          322,083
  VALUE FUND
Annuity contracts in
  accumulation                       473,993         272,868       4,649,445        35,726,392              703,970       40,884,392
Annuity contracts in payment
  period                                                                                                          0          942,276
ALGER AMERICAN FUNDS:
  BALANCED PORTFOLIO
Annuity contracts in
  accumulation                       369,558         503,031         585,771        (1,430,177)           6,185,618        6,213,801
  INCOME & GROWTH PORTFOLIO
Annuity contracts in
  accumulation                       692,076       1,010,580       3,954,746        (2,033,469)          15,463,737       19,087,670
  LEVERAGED ALLCAP PORTFOLIO
Annuity contracts in
  accumulation                       977,173       1,941,955       8,510,988        (3,289,670)          16,971,895       25,112,341
AMERICAN CENTURY VP FUNDS:
  BALANCED FUND
Annuity contracts in
  accumulation                       626,812          42,756        (373,958)       (1,575,541)           4,732,298        3,452,367
  INTERNATIONAL FUND
Annuity contracts in
  accumulation                       (80,728)        370,470       2,677,680        (1,259,618)           5,791,227        7,499,031
CALVERT SOCIAL BALANCED PORTFOLIO
Annuity contracts in
  accumulation                       221,160          35,903          (6,720)          380,705            1,958,082        2,589,130

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET ASSETS (continued):

YEAR ENDED DECEMBER 31, 1999
                                                               Net              Net
                                               Net             Change in       Increase (Decrease)      Net Assets
                               Net             Realized        Unrealized      in Net Assets            ----------
                               Investment      Gain (Loss)     Gain (Loss)     from Unit            Beginning        End
                               Income (Loss)   on Investments  on Investments  Transactions         of Year          of Year
FEDERATED INSURANCE SERIES:
  AMERICAN LEADERS FUND II
Annuity contracts in
  accumulation                   $11,655,701      $9,006,979    ($13,940,497)     ($16,005,273)        $134,398,144     $125,105,874
Annuity contracts in payment
  period                                                                                                     51,858           61,038
  EQUITY INCOME FUND II
Annuity contracts in
  accumulation                       417,336       1,150,293       3,009,771        (2,848,736)          28,656,460       30,384,515
Annuity contracts in payment
  period                                                                                                      7,576            8,185
  GROWTH STRATEGIES FUND II
Annuity contracts in
  accumulation                      (459,868)      1,914,945      17,537,931           234,105           27,450,515       46,677,628
  HIGH INCOME BOND FUND II
Annuity contracts in
  accumulation                     3,429,519         525,169      (3,482,849)       (8,553,264)          49,887,731       41,788,490
Annuity contracts in payment
  period                                                                                                          0           17,816
  INTERNATIONAL EQUITY FUND II
Annuity contracts in
  accumulation                       232,563       1,197,123      11,869,478        (1,894,959)          17,521,464       28,925,669
  PRIME MONEY FUND II
Annuity contracts in
  accumulation                       284,037           2,223          (2,223)          306,114            8,067,320        8,657,471
  U.S. GOVERNMENT SECURITIES FUND II
Annuity contracts in
  accumulation                       529,521         252,857      (1,085,066)       (2,937,725)          16,054,824       12,814,411
  UTILITY FUND II
Annuity contracts in
  accumulation                     1,703,210       1,436,932      (3,152,728)       (3,766,513)          30,329,937       26,498,835
Annuity contracts in payment
  period                                                                                                      7,667           59,670
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  EQUITY-INCOME PORTFOLIO
Annuity contracts in
  accumulation                     5,793,712       7,476,209      (5,035,413)        7,411,679          176,108,721      191,754,908
  GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    13,956,409       5,777,289      33,718,335        17,013,720          138,516,768      208,982,521
  HIGH INCOME PORTFOLIO
Annuity contracts in
  accumulation                     4,245,596      (2,480,388)      1,818,996         9,278,961           49,328,098       61,938,947
Annuity contracts in payment
  period                                                                                                    503,361          755,677
  OVERSEAS PORTFOLIO
Annuity contracts in
  accumulation                       422,796       1,581,304       4,144,886        (3,946,889)          17,886,843       20,088,940
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
  ASSET MANAGER PORTFOLIO
Annuity contracts in
  accumulation                     1,230,871         409,194         263,798          (799,139)          20,414,738       21,519,462
  CONTRAFUND PORTFOLIO
Annuity contracts in
  accumulation                     4,155,125      15,587,326      21,616,930        30,664,230          162,974,413      234,998,024
  INDEX 500 PORTFOLIO
Annuity contracts in
  accumulation                       196,112      19,542,751       7,362,436         1,630,498          141,735,838      170,467,635
  INVESTMENT GRADE BOND PORTFOLIO
Annuity contracts in
  accumulation                       210,765          70,130        (402,945)       (1,453,541)           5,695,641        4,120,050

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET ASSETS (continued):

YEAR ENDED DECEMBER 31, 1999
                                                               Net              Net
                                               Net             Change in       Increase (Decrease)      Net Assets
                               Net             Realized        Unrealized      in Net Assets            ----------
                               Investment      Gain (Loss)     Gain (Loss)     from Unit            Beginning        End
                               Income (Loss)   on Investments  on Investments  Transactions         of Year          of Year
JANUS ASPEN SERIES:
  AGGRESSIVE GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    $2,863,809     $27,339,558     $92,030,766       $95,062,093          $57,368,774     $274,665,000
  BALANCED PORTFOLIO
Annuity contracts in
  accumulation                     1,715,618       3,244,252      24,941,102        83,194,454           72,228,489      185,323,915
  FLEXIBLE INCOME PORTFOLIO
Annuity contracts in
  accumulation                     1,138,116         147,199      (1,254,423)       (1,081,920)          20,633,439       19,582,411
  GROWTH PORTFOLIO
Annuity contracts in
  accumulation                      (642,536)      7,909,529      44,597,338       101,412,913           68,058,273      213,572,309
Annuity contracts in payment
  period                                                                                                  1,585,189        9,348,397
  WORLDWIDE GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    (3,385,958)     31,635,650     146,254,486        59,587,939          243,902,115      470,413,281
Annuity contracts in payment
  period                                                                                                  3,724,747       11,305,698
LEXINGTON FUNDS:
  EMERGING MARKETS FUND, INC.
Annuity contracts in
  accumulation                       (14,369)       (266,288)      1,775,730          (430,469)           1,509,423        2,574,027
  NATURAL RESOURCES TRUST FUND
Annuity contracts in
  accumulation                       (22,165)       (316,185)        772,124        (1,219,704)           3,954,893        3,168,963
MFS FUNDS:
  GLOBAL GOVERNMENT SERIES (1)
Annuity contracts in
  accumulation                        77,487           7,270        (154,317)         (301,164)           2,014,138        1,643,414
  TOTAL RETURN SERIES
Annuity contracts in
  accumulation                     1,596,766       1,093,651      (1,983,927)       11,945,226           38,137,728       50,789,444
MITCHELL HUTCHINS SERIES TRUST:
  GROWTH & INCOME PORTFOLIO
Annuity contracts in
  accumulation                        (2,947)          2,524          74,102           736,277                    0          809,956
  SMALL CAP PORTFOLIO
Annuity contracts in
  accumulation                         5,171             (67)          9,469           157,949                    0          172,522
  TACTICAL ALLOCATION PORTFOLIO
Annuity contracts in
  accumulation                       460,824           9,529          35,469         6,858,373                    0        7,364,195
OPPENHEIMER FUNDS:
  AGGRESSIVE GROWTH FUND/VA (2)
Annuity contracts in
  accumulation                      (228,766)      5,655,000       7,045,547         6,541,844           11,917,723       29,291,524
Annuity contracts in payment
  period                                                                                                          0        1,639,824
  GLOBAL SECURITIES FUND/VA (3)
Annuity contracts in
  accumulation                       185,519       1,784,568       1,526,756        (1,636,196)           7,653,101        9,513,748
  MAIN STREET GROWTH & INCOME FUND/VA (4)
Annuity contracts in
  accumulation                      (134,847)        467,684       7,924,335        12,915,912           35,193,209       56,214,303
Annuity contracts in payment
  period                                                                                                          0          151,990

VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - December 31, 2000 (continued):
6.  SUPPLEMENTAL INFORMATION TO STATEMENTS OF CHANGES IN NET ASSETS (continued):

YEAR ENDED DECEMBER 31, 1999
                                                               Net              Net
                                               Net             Change in       Increase (Decrease)      Net Assets
                               Net             Realized        Unrealized      in Net Assets            ----------
                               Investment      Gain (Loss)     Gain (Loss)     from Unit            Beginning        End
                               Income (Loss)   on Investments  on Investments  Transactions         of Year          of Year
  STRATEGIC BOND FUND/VA (5)
Annuity contracts in
  accumulation                      $572,117       ($208,339)       ($60,353)       $6,396,041          $12,897,019      $19,569,256
Annuity contracts in payment
  period                                                                                                    201,581          228,810
PORTFOLIO PARTNERS, INC. (PPI):
  PPI MFS EMERGING EQUITIES PORTFOLIO
Annuity contracts in
  accumulation                      (407,825)     15,683,351      44,935,086        (9,039,734)         131,150,274      181,712,440
Annuity contracts in payment
  period                                                                                                    922,555        1,531,267
  PPI MFS RESEARCH GROWTH PORTFOLIO
Annuity contracts in
  accumulation                    (1,012,592)      4,690,269      15,357,529        (5,108,995)          88,610,687      102,536,898
  PPI MFS VALUE EQUITY PORTFOLIO
Annuity contracts in
  accumulation                       663,657       2,175,318      13,243,961        10,888,326           27,062,849       53,173,898
Annuity contracts in payment
  period                                                                                                    903,680        1,763,893
  PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Annuity contracts in
  accumulation                       780,667       9,268,050       2,777,929         5,029,371           17,577,310       35,328,550
Annuity contracts in payment
  period                                                                                                     18,946          123,723
  PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO
Annuity contracts in
  accumulation                     1,255,333       5,270,752      15,908,462       (14,489,363)         118,791,854      126,069,747
Annuity contracts in payment
  period                                                                                                     56,523          723,814
TOTAL VARIABLE ANNUITY
  ACCOUNT B                     $312,954,293    $243,088,761    $510,456,415    $1,150,783,141       $3,956,568,422   $6,173,851,032

(1) - Effective May 1, 1999, MFS Worldwide Government Series name changed to MFS Global Government Series.
(2) - Effective May 1, 1999, Oppenheimer Aggressive Growth Fund/OVAF's name changed to Oppenheimer Aggressive Growth Fund/VA.
(3) - Effective May 1, 1999, Oppenheimer Global Securities Fund/OVAF's name changed to Oppenheimer Global Securities Fund/VA.
(4) - Effective May 1, 1999, Oppenheimer Growth and Income Fund/OVAF's name changed to Oppenheimer Main Street Growth and Income Fund/VA.
(5) - Effective May 1, 1999, Oppenheimer Strategic Bond Fund/OVAF's name changed to Oppenheimer Strategic Bond Fund/VA.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of Aetna Life Insurance and Annuity Company and Contract Owners of Variable Annuity Account B:

We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Annuity Account B (the "Account") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the condensed financial information for the year ended December 31, 2000. These financial statements and the condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Annuity Account B as of December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the condensed financial information for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

[KPMG LLP SIGNATURE]
Hartford, Connecticut
February 2, 2001

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                    Page
                                                    ----

Independent Auditors' Report......................   F-2

Consolidated Financial Statements:

    Consolidated Statements of Income for the One
       Month Ended December 31, 2000, the Eleven
       Months Ended November 30, 2000 and for the
       Years Ended December 31, 1999 and 1998.....   F-3

    Consolidated Balance Sheets as of
       December 31, 2000 and 1999.................   F-4

    Consolidated Statements of Changes in
       Shareholder's Equity for the One Month
       Ended December 31, 2000, the Eleven Months
       Ended November 30, 2000 and for the Years
       Ended December 31, 1999 and 1998...........   F-5

    Consolidated Statements of Cash Flows for the
       One Month Ended December 31, 2000, the
       Eleven Months Ended November 30, 2000 and
       for the Years Ended December 31, 1999 and
       1998.......................................   F-6

    Notes to Consolidated Financial Statements....   F-7

                          INDEPENDENT AUDITORS' REPORT

The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 2000 ("Successor Company") and December 31, 1999 ("Preacquisition Company"), and the related consolidated statements of income, changes in shareholder's equity and cash flows for the period from December 1, 2000 to December 31, 2000 ("Successor Company"), and for the period from January 1, 2000 to November 30, 2000 and the years ended December 31, 1999 and 1998 ("Preacquisition Company"). These consolidated financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the Successor Company's consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiaries at December 31, 2000, and the results of their operations and their cash flows for the period from December 1, 2000 to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. Further, in our opinion, the Preacquisition Company's consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiaries at December 31, 1999, and the results of their operations and their cash flows for the period from January 1, 2000 to November 30, 2000, and the years ended December 31, 1999 and 1998, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, effective November 30, 2000, ING America Insurance Holdings Inc. acquired all of the outstanding stock of Aetna Inc., Aetna Life Insurance and Annuity Company's indirect parent and sole shareholder in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.

                                                /s/ KPMG LLP

Hartford, Connecticut
March 27, 2001

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                       CONSOLIDATED STATEMENTS OF INCOME
                                   (millions)

                                                                                        Preacquisition
                                                                       ------------------------------------------------
                                                        One month      Eleven months
                                                          ended            ended          Year ended       Year ended
                                                      December 31,      November 30,     December 31,     December 31,
                                                          2000              2000             1999             1998
                                                      -------------    --------------    -------------    -------------
Revenue:
  Premiums                                               $ 16.5           $  137.7         $  107.5         $   79.4
  Charges assessed against policyholders                   36.4              424.6            388.3            324.3
  Net investment income                                    78.6              833.8            886.3            871.8
  Net realized capital (losses) gains                       1.8              (37.2)           (21.5)            10.4
  Other income                                             13.4              148.7            129.7            100.2
                                                         ------           --------         --------         --------
      Total revenue                                       146.7            1,507.6          1,490.3          1,386.1
                                                         ------           --------         --------         --------
Benefits and expenses:
  Current and future benefits                              68.9              726.7            746.2            714.4
  Operating expenses:
    Salaries and related benefits                          29.9              187.5            153.0            141.0
    Other                                                  19.2              227.1            213.7            199.6
  Amortization of deferred policy acquisition costs
    and value of business acquired                         10.2              116.7            104.9             91.2
                                                         ------           --------         --------         --------
      Total benefits and expenses                         128.2            1,258.0          1,217.8          1,146.2
                                                         ------           --------         --------         --------

Income from continuing operations before income
  taxes                                                    18.5              249.6            272.5            239.9
Income taxes                                                5.9               78.1             90.6             67.1
                                                         ------           --------         --------         --------

Income from continuing operations                          12.6              171.5            181.9            172.8
Discontinued operations, net of tax:
  Income from operations                                     --                 --               --             61.8
  Amortization of deferred gain on sale                      --                5.7              5.7               --
  Immediate gain on sale                                     --                 --               --             59.0
                                                         ------           --------         --------         --------

Net income                                               $ 12.6           $  177.2         $  187.6         $  293.6
                                                         ======           ========         ========         ========

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                         (millions, except share data)

                                                                  December 31,       December 31,
                                                                      2000               1999
                                                                  -------------      -------------
                           ASSETS
Investments:
  Debt securities available for sale, at fair value
    (amortized cost: $11,120.0 and $11,657.9)                       $11,244.7          $11,410.1
  Equity securities, at fair value:
    Nonredeemable preferred stock (cost: $109.0 and $134.7)             100.7              130.9
    Investment in affiliated mutual funds (cost: $9.6 and
      $63.5)                                                             12.7               64.1
    Common stock (cost: $2.2 and $6.7)                                    3.5               11.5
  Short-term investments                                                109.4               74.2
  Mortgage loans                                                          4.6                6.7
  Policy loans                                                          339.3              314.0
  Other investments                                                      13.4               13.2
  Securities pledged to creditors (amortized cost: $126.8)              129.0                 --
                                                                    ---------          ---------
        Total investments                                            11,957.3           12,024.7
Cash and cash equivalents                                               796.3              694.4
Short-term investments under securities loan agreement                  131.8              238.8
Accrued investment income                                               147.2              150.7
Premiums due and other receivables                                       82.9              298.3
Reinsurance recoverable                                               3,005.8            3,001.2
Current income taxes                                                     40.6                 --
Deferred income taxes                                                      --              150.4
Deferred policy acquisition costs                                        12.3            1,046.4
Value of business acquired                                            1,780.9                 --
Goodwill                                                              2,297.4                 --
Other assets                                                            154.7               96.5
Separate Accounts assets                                             36,745.8           38,692.6
                                                                    ---------          ---------
        Total assets                                                $57,153.0          $56,394.0
                                                                    =========          =========
            LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
  Future policy benefits                                            $ 3,977.7          $ 3,850.4
  Unpaid claims and claim expenses                                       29.6               27.3
  Policyholders' funds left with the Company                         11,125.6           11,121.7
                                                                    ---------          ---------
        Total insurance reserve liabilities                          15,132.9           14,999.4
  Payables under securities loan agreement                              131.8              238.8
  Current income taxes                                                     --               14.7
  Deferred income taxes                                                 248.0                 --
  Other liabilities                                                     549.9            1,062.8
  Separate Accounts liabilities                                      36,745.8           38,692.6
                                                                    ---------          ---------
        Total liabilities                                            52,808.4           55,008.3
                                                                    ---------          ---------
Shareholder's equity:
  Common stock, par value $50 (100,000 shares authorized;
    55,000 shares issued and outstanding)                                 2.8                2.8
  Paid-in capital                                                     4,303.8              431.9
  Accumulated other comprehensive gain (loss)                            25.4              (44.8)
  Retained earnings                                                      12.6              995.8
                                                                    ---------          ---------
        Total shareholder's equity                                    4,344.6            1,385.7
                                                                    ---------          ---------
          Total liabilities and shareholder's equity                $57,153.0          $56,394.0
                                                                    =========          =========

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                   (millions)

                                                                                        Preacquisition
                                                                       ------------------------------------------------
                                                        One month      Eleven months
                                                          ended            ended          Year ended       Year ended
                                                      December 31,      November 30,     December 31,     December 31,
                                                          2000              2000             1999             1998
                                                      -------------    --------------    -------------    -------------
Shareholder's equity, beginning of period               $4,313.4          $1,385.7         $1,394.5         $1,853.3

Comprehensive income:
  Net income                                                12.6             177.2            187.6            293.6
  Other comprehensive income (loss), net of tax:
      Unrealized gains (losses) on securities
      ($28.7, $79.4, ($230.2), $18.2 pretax) (1)            18.6              51.6           (149.6)            11.9
                                                        --------          --------         --------         --------
Total comprehensive income                                  31.2             228.8             38.0            305.5
                                                        --------          --------         --------         --------

Capital contributions:
  Cash                                                        --              73.5               --              9.3
  Assets                                                      --              56.0               --               --
                                                        --------          --------         --------         --------
Total capital contributions                                   --             129.5               --              9.3
                                                        --------          --------         --------         --------

Other changes                                                 --               0.8              2.9              2.4
                                                        --------          --------         --------         --------

Common stock dividends                                        --             (10.1)           (49.7)          (776.0)
                                                        --------          --------         --------         --------

Adjustment for purchase accounting                            --           2,578.7               --               --
                                                        --------          --------         --------         --------

Shareholder's equity, end of period                     $4,344.6          $4,313.4         $1,385.7         $1,394.5
                                                        ========          ========         ========         ========

(1) Net of reclassification adjustments.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (millions)

                                                                                                Preacquisition
                                                                              ---------------------------------------------------
                                                             One month        Eleven months
                                                               ended              ended           Year ended         Year ended
                                                           December 31,       November 30,       December 31,       December 31,
                                                               2000               2000               1999               1998
                                                           -------------      -------------      -------------      -------------
Cash Flows from Operating Activities:
Net income                                                    $  12.6          $    177.2          $   187.6          $   293.6
Adjustments to reconcile net income to net cash (used
  for) provided by operating activities:
  Net accretion of discount on investments                       (2.7)              (32.6)             (26.5)             (29.5)
  Amortization of deferred gain on sale                            --                (5.7)              (5.7)               0.0
  Immediate gain on sale                                           --                  --                 --              (59.0)
  Net realized capital gains (losses)                            (1.8)               37.2               21.5              (11.1)
  Changes in assets and liabilities:
    Decrease (increase) in accrued investment income              6.6                (3.1)               0.9               11.4
    Decrease (increase) in premiums due and other
      receivables                                                31.1               (23.7)              23.3              (24.0)
    Decrease (increase) in policy loans                           0.1               (25.4)             (21.8)             177.4
    Increase in deferred policy acquisition costs/value
      of business acquired                                      (12.2)             (136.6)            (153.3)            (132.8)
    Decrease in reinsurance loan to affilitate                     --                  --                 --              397.2
    Net (decrease) increase in universal life account
      balances                                                   (3.8)               23.8               55.7              122.9
    (Decrease) increase in other insurance reserve
      liabilities                                                (5.3)               85.6              (28.6)             (41.8)
    Increase (decrease) in other liabilities and other
      assets                                                    103.9               (75.2)             (42.5)             (35.3)
    (Decrease) increase in income taxes                         (14.3)               23.1             (259.8)             106.5
                                                              -------          ----------          ---------          ---------
Net cash provided by (used for) operating activities            114.2                44.6             (249.2)             775.5
                                                              -------          ----------          ---------          ---------
Cash Flows from Investing Activities:
  Proceeds from sales of fixed maturities
    Debt securities available for sale                          233.0            10,083.2            5,890.1            6,790.2
    Equity securities                                             1.5               118.4              111.2              150.1
    Mortgage loans                                                0.1                 2.1                6.1                0.3
    Life Business                                                  --                  --                 --              966.5
  Investment maturities and collections of:
    Debt securities available for sale                           53.7               573.1            1,216.5            1,296.3
    Short-term investments                                        0.4                59.9               80.6              135.3
  Cost of investment purchases in:
    Debt securities available for sale                         (230.7)          (10,505.5)          (7,099.7)          (6,706.4)
    Equity securities                                           (27.8)              (17.6)             (13.0)            (125.7)
    Short-term investments                                      (10.0)             (113.1)            (106.0)             (83.9)
  Decrease (increase) in property and equipment                   1.9                 5.4               (5.7)
  Other, net                                                      0.3                (4.0)               3.7           (2,725.9)
                                                              -------          ----------          ---------          ---------
Net cash provided by (used for) investing activities             22.4               201.9               83.8             (312.2)
                                                              -------          ----------          ---------          ---------
Cash Flows from Financing Activities:
  Deposits and interest credited for investment contracts       164.2             1,529.7            2,040.2            1,571.1
  Withdrawals of investment contracts                          (156.3)           (1,832.6)          (1,680.8)          (1,393.1)
  Capital contribution from HOLDCO                                 --                73.5                 --                9.3
  Return of capital to Separate Account                            --                  --                 --                1.7
  Dividends paid to shareholder                                    --               (10.1)            (255.7)            (570.0)
  Other, net                                                    (73.6)               22.0              126.7              (34.3)
                                                              -------          ----------          ---------          ---------
Net cash (used for) provided by financing activities            (65.7)             (217.5)             230.4             (415.3)
                                                              -------          ----------          ---------          ---------
Net increase in cash and cash equivalents                        70.9                29.0               65.0               48.0
Effect of exchange rate changes on cash and cash
  equivalents                                                      --                 2.0                 --                 --
Cash and cash equivalents, beginning of period                  725.4               694.4              629.4              581.4
                                                              -------          ----------          ---------          ---------
Cash and cash equivalents, end of period                      $ 796.3          $    725.4          $   694.4          $   629.4
                                                              =======          ==========          =========          =========
Supplemental cash flow information:
Income taxes paid, net                                        $  20.3          $     39.9          $   316.9          $    60.9
                                                              =======          ==========          =========          =========

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Aetna Life Insurance and Annuity Company ("ALIAC") and its wholly owned subsidiaries (collectively, the "Company") are providers of financial products and services and investment management services in the United States. The Company has two business segments: Financial Products and Investment Management Services. On October 1, 1998, the Company sold its individual life insurance business to Lincoln National Corporation ("Lincoln") and accordingly, it is now classified as Discontinued Operations (refer to Note 3).

    On December 13, 2000, ING America Insurance Holdings, Inc., an indirect wholly owned subsidiary of ING, acquired Aetna Inc., comprised of the Aetna Financial Services business, of which the Company is a part, and the Aetna International business, for approximately $7.7 billion. The purchase price was comprised of approximately $5.0 billion in cash and the assumption of $2.7 billion of outstanding debt and other net liabilities. In connection with the acquisition, Aetna Inc. was renamed Lion Connecticut Holdings Inc. ("Lion"). At the time of the sale, Lion entered into certain transition services agreements with a former related party, Aetna U.S. Healthcare, which was renamed Aetna Inc. ("former Aetna").

    For accounting purposes, the acquisition has been accounted for as of November 30, 2000 using the purchase method. The application of the purchase method, including the recognition of goodwill, is being pushed down and reflected on the financial statements of certain ARSI (a subsidiary of Lion) subsidiaries, including the Company. The Balance Sheet changes related to accounting for this purchase were entirely non-cash in nature and accordingly have been excluded from the pre-acquisition Consolidated Statement of Cash Flow for the eleven months ended November 30, 2000.

    The purchase price was allocated to assets and liabilities based on their respective fair values. This revaluation resulted in a net increase to assets, excluding the effects of goodwill, of $592.0 million and a net increase to liabilities of $310.6 million. The allocation of the purchase price to assets and liabilities is subject to further refinement.

    The net increase to assets reflects the write off of deferred acquisition costs of $1,183.0 million, which was the balance as of November 30, 2000, the establishment of value of business acquired of $1,780.9, an increase to other assets of $6.0 million and a decrease of $12.0 million in current income taxes. The increase to other assets reflects the write down of certain fixed assets and capitalized software costs resulting from conforming accounting policies, the establishment of a favorable lease asset and the reclassification of certain pension assets (previously reflected in other liabilities). The balances in other assets and current income taxes prior to push down accounting were $148.7 million and $52.6 million, respectively.

    The net increase to liabilities reflects an increase to insurance reserves of $60.0 million representing the revaluation of the reserves using current assumptions, an increase to deferred tax liabilities of $266.4 million primarily representing the deferred tax effect of the purchase accounting adjustments and a decrease to other liabilities of $15.8 million. The decrease in other liabilities includes the write-off of the deferred gain related to the sale of the individual life insurance business (refer to Note
    3) partially offset by the establishment of a severance liability and the revaluation of certain benefit plan liabilities. The balances in insurance reserves and other liabilities prior to push down accounting were $15,072.9 million and $565.7 million. With respect to deferred taxes, prior to push down accounting, the Company had a deferred tax asset of $18.4 million. As a result of the application of push down accounting, retained earnings immediately prior to the sale was reclassified to paid-in capital.

    Additionally, the Company established goodwill of $2.3 billion. Goodwill is being amortized over a period of 40 years.

    Unaudited proforma consolidated income from continuing operations and net income of the Company for the period from January 1, 2000 to November 30, 2000 and for the year-ended December 31, 1999, assuming that the acquisition of the Company occurred at the beginning of each period, would have been approximately $118.1 million and $123.5 million, respectively. The pro forma adjustments, which do not affect revenues, reflect primarily goodwill amortization, amortization of the favorable lease asset and the elimination of amortization of the deferred gain on sale associated with the life business.

    Financial Products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, nonqualified annuity contracts and mutual funds. Annuity contracts may be deferred or immediate ("payout annuities"). These products also include programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and recordkeeping services along with a menu of investment options, including mutual funds (both ALIAC and nonaffiliated mutual funds), variable and fixed investment options. Financial Products also include investment advisory services and pension plan administrative services.

    Investment Management Services provides: investment advisory services to affiliated and unaffiliated institutional and retail clients on a fee-for-service basis; underwriting services to the Aetna Series Fund Inc.; distribution services for other company products; and trustee, administrative, and other fiduciary services to retirement plans requiring or otherwise utilizing a trustee or custodian.

    Discontinued Operations include universal life, variable universal life, traditional whole life and term insurance.

    PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include ALIAC and its wholly owned subsidiaries, Aetna Insurance Company of America ("AICA"), Aetna Investment Adviser Holding Company, Inc. ("IA Holdco") and Aetna Investment Services, LLC ("AIS"). ALIAC is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"), which is a wholly owned subsidiary of Aetna Retirement Services, Inc. ("ARSI"). ARSI is ultimately owned by ING Groep N.V.

    (ING). HOLDCO contributed AIS to the Company on June 30, 2000 and contributed IA Holdco to the Company on July 1, 1999 (refer to Note 2).

    The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The contributions of AIS and IA Holdco to the Company were accounted for in a manner similar to that of a pooling-of-interests and, accordingly, the Company's historical consolidated financial statements have been restated to include the accounts and results of operations of both companies.

    Certain reclassifications have been made to 1999 and 1998 financial information to conform to the 2000 presentation.

    NEW ACCOUNTING STANDARDS

    ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

    In September 2000, the Financial Accounting Standard Board ("FASB") issued Financial Accounting Standard ("FAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which replaces FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This standard revises the accounting for securitizations, other financial asset transfers and collateral associated with securities lending transactions and requires certain additional disclosures. FAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. However, for recognition and disclosure of collateral and for additional disclosures related to securitization transactions, FAS No. 140 was effective for the Company's December 31, 2000 financial statements. With respect to the provisions effective December 31, 2000, the Company reclassified debt securities on loan to other institutions from "Debt Securities" to "Securities Pledged to Creditors" on the Company's Consolidated Balance Sheet. The Company does not expect the adoption of those provisions effective after March 31, 2001 to have a material effect on its financial position or results of operations (Refer to Note 4).

    DEPOSIT ACCOUNTING: ACCOUNTING FOR INSURANCE AND REINSURANCE CONTRACTS THAT DO NOT TRANSFER INSURANCE RISK

    On January 1, 2000, the Company adopted Statement of Position 98-7, Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk, issued by the American Institute of Certified Public Accountants. This statement provides guidance on how to account for all insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health insurance contracts. The adoption of this standard had no impact on the Company's financial position or results of operations.

    FUTURE APPLICATION OF ACCOUNTING STANDARDS

    ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

    In June 1998, the FASB issued FAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This June 2000, further guidance related to accounting for derivative instruments and hedging activities was provided when the FASB issued FAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133. This standard, as amended, requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. As amended by FAS No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133, this standard is effective for the Company's financial statements beginning January 1, 2001, with early adoption permitted. The impact to the Company, of the adoption of this standard, as amended, will not have a material effect on the Company's financial position or results of operations.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

    INVESTMENTS

    Debt and equity securities are classified as available for sale and carried at fair value. Securities are written down (as realized capital losses) for other than temporary declines in value. Included in available-for-sale securities are investments that support experience-rated products.

    Experience-rated products are products where the customer, not the Company, assumes investment (including realized capital gains and losses) and other risks, subject to, among other things, minimum guarantees. As long as minimum guarantees are not triggered, the effect of experience-rated products' investment performance does not impact the Company's results of operations. Realized and unrealized capital gains and losses on investments supporting these products are reflected in policyholders' funds left with the Company. Realized capital gains and losses on all other investments are reflected in the Company's results of operations. Unrealized capital gains and losses on all other investments are reflected in shareholder's equity, net of related income taxes.

    Purchases and sales of debt and equity securities are recorded on the trade date. Sales of mortgage loans are recorded on the closing date.

    Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments. The Company does not accrue interest on problem debt securities when management believes the collection of interest is unlikely.

    The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

    In September 2000, the FASB issued FAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. In accordance with this new standard, general account securities on loan are reflected on the balance sheet as "Securities pledged to creditors", which includes the following:

                                                               Gross         Gross
   December 31, 2000                           Amortized     Unrealized    Unrealized      Fair
   (Millions)                                     Cost         Gains         Losses       Value
   ----------------------------------------------------------------------------------------------
   Debt securities                               $124.5         $5.3          $3.1        $126.7

   Short-term investments                           2.3           --            --           2.3
   ----------------------------------------------------------------------------------------------
   Total securities pledged to creditors         $126.8         $5.3          $3.1        $129.0
   ----------------------------------------------------------------------------------------------

    At December 31, 1999, the Company had securities pledged to creditors with a fair value of approximately $232.5 million reflected as debt securities.

    The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds by the Company, and is carried at fair value.

    Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves.

    Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

    The Company utilizes futures contracts for other than trading purposes in order to hedge interest rate risk (i.e. market risk, refer to Note 5). Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts allocable to experience rated contracts are deducted from capital gains and losses with an offsetting amount reported in future policy benefits. Changes in the fair value of futures contracts allocable to non-experienced-rated contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains or losses on the hedging instrument are reflected in net realized capital gains or losses.

    Included in common stock are warrants which represent the right to purchase specific securities. Upon exercise, the cost of the warrants is added to the basis of the securities purchased.

    On occasion, the Company sells call options written on underlying securities which are carried at fair value. Changes in fair value of these options are recorded in net realized capital gains or losses.

    GOODWILL

    Goodwill, which represents the excess of cost over the fair value of net assets acquired, is amortized on a straight-line basis over 40 years.

    The Company regularly evaluates the recoverability of goodwill. The carrying value of goodwill would be reduced through a direct write-off, if, in management's judgement, it was probable that projected future operating income (before amortization of goodwill) would not be sufficient on an undiscounted basis to recover the carrying value. Operating earnings considered in such an analysis are those of the entity acquired, if separately identifiable, or the business segment that acquired the entity if the entity's earnings are not separately identifiable.

    DEFERRED POLICY ACQUISITION COSTS

    Certain costs of acquiring certain insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For certain annuity and pension contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years for annuity and pension contracts.)

    Periodically, modifications may be made to deferred annuity contract features, such as shortening the surrender charge period or waiving the surrender charge, changing the mortality and expense fees, etc. Unamortized deferred policy acquisition costs associated with these modified contracts are not written off, but rather, continue to be associated with the original block of business to which these costs were previously recorded. Such costs are amortized based on revised estimates of expected gross profits based upon the contract after the modification.

    Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related expenses.

    Refer to "Principles of Consolidation" within Note 1 for related discussions regarding the application of the purchase method to deferred policy acquisition costs.

    VALUE OF BUSINESS ACQUIRED

    Value of business acquired ("VOBA") is an asset and represents the present value ofestimated net cash flows embedded in the Company's contracts acquired by ING. VOBA is amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the contracts (up to 30 years for annuity contracts and pension contracts).

    VOBA is written off to the extent that it is determined that gross profits are not adequate to recover the asset. The estimated amount of VOBA to be amortized, net of interest, over the next five years is $104.3 million, $112.6 million, $114.3 million, $110.8 million and $106.3 million for the years 2001, 2002, 2003, 2004 and 2005, respectively. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results.

    INSURANCE RESERVE LIABILITIES

    Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life products are equal to cumulative deposits less withdrawals and charges plus credited interest thereon. Reserves for traditional life insurance contracts represent the present value of future benefits to be paid to or on behalf of policyholders and related expenses less the present value of future net premiums.

    Reserves for immediate annuities with life contingent payouts contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.0% to 9.5% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant

    Company experience and are periodically reviewed against both industry standards and experience.

    Because the sale of the domestic individual life insurance business was substantially in the form of an indemnity reinsurance agreement, the Company reported an addition to its reinsurance recoverable approximating the Company's total individual life reserves at the sale date.

    Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 2.0% to 14.0% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. These reserves also include unrealized gains/losses related to FAS No. 115. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

    Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

    REVENUE RECOGNITION

    For certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

    SEPARATE ACCOUNTS

    Separate Accounts assets and liabilities generally represent funds maintained to meet specific investment objectives of contractholders who bear the investment risk, subject, in some cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

    Separate Account assets supporting variable options under universal life and annuity contracts are invested, as designated by the contractholder or participant under a contract (who bears the investment risk subject, in limited cases, to minimum guaranteed rates) in shares of mutual funds which are managed by the Company, or other selected mutual funds not managed by the Company.

    Separate Accounts assets are carried at fair value. At December 31, 2000 and 1999, unrealized gains of $9.5 million and unrealized losses of $8.0 million, respectively, after taxes, on assets supporting a guaranteed interest option are reflected in shareholder's equity. Separate Accounts liabilities are carried at fair value, except for those relating to the guaranteed interest option. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 3.8% to 14.0% in 2000 and 3.7% to 12.0% in 1999.

    Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Financial Statements (with the exception of realized and unrealized capital gains and losses on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

    REINSURANCE

    The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets. Of the reinsurance recoverable on the Consolidated Balance Sheets at December 31, 2000 and 1999, $2,991 million and $2,989 million, respectively, is related to the reinsurance recoverable from Lincoln arising from the sale of the Company's domestic life insurance business. (Refer to Note 3).

    INCOME TAXES

    The Company is included in the consolidated federal income tax return of Lion through December 13, 2000. Subsequent to December 13, 2000 the Company will file a consolidated return with AICA. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/ benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2.  RECENT DEVELOPMENTS

    CONTRIBUTIONS OF AIS AND IA HOLDCO FROM HOLDCO

    On June 30, 2000, HOLDCO contributed AIS to the Company. AIS is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. It is also registered with the appropriate state securities authorities as a broker/dealer and is a Registered Investment Advisor. The principal operation of

    AIS is acting as underwriter for ALIAC's manufactured products, as well as the sale of fixed and variable annuities and mutual funds through its registered representatives.

    On July 1, 1999, HOLDCO contributed IA Holdco to the Company. The primary operating subsidiary of IA Holdco is Aeltus Investment Management, Inc. ("Aeltus") which has two wholly-owned operating subsidiaries: Aeltus Capital, Inc. ("ACI"), a broker dealer, and Aeltus Trust Company ("ATC"), a limited purpose banking entity. Aeltus is a registered investment advisor under the Investment Advisers Act of 1940 and provides investment advisory services to institutional and retail clients on a fee-for-service basis. In addition, Aeltus, through its ACI subsidiary, serves as underwriter to the Aetna Series Fund, Inc. and provides distribution services for other Company products. Aeltus' ATC subsidiary provides trustee, administrative, and other fiduciary services to retirement plans requiring or otherwise utilizing a trustee or custodian.

3.  DISCONTINUED OPERATIONS-INDIVIDUAL LIFE INSURANCE

    On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction was generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. Assets related to and supporting the life policies were transferred to Lincoln and the Company recorded a reinsurance recoverable from Lincoln. The transaction resulted in an after-tax gain on the sale of approximately $117 million, of which $57.7 million was deferred and was being recognized over approximately 15 years. The remaining portion of the gain was recognized immediately in net income and was largely attributed to access to the agency sales force and brokerage distribution channel. Approximately $5.7 million and $5.2 million (after tax) of the deferred gain was recognized during 2000 and 1999, respectively. During the fourth quarter of 1999, the Company refined certain accrual and tax estimates which had been established in connection with the recording of the deferred gain. As a result, the deferred gain was increased by $12.9 million (after tax) to $65.4 million at December 31, 1999.

    In conjunction with the accounting for the acquisition of the Aetna Financial Services business, of which the Company is a part, the deferred gain, which was previously part of other liabilities, was written off. (Refer to Note 1).

    The operating results of the domestic individual life insurance business are presented as Discontinued Operations. Revenues for the individual life segment were $652.2 million for 1998. Premiums ceded and reinsurance recoveries made in 2000 totaled $419.1 million and $416.1 million, respectively, and in 1999 totaled $476.5 million and $513.4 million, respectively.

4.  INVESTMENTS

    Debt securities available for sale as of December 31 were as follows:

                                                             Gross         Gross
                                             Amortized     Unrealized    Unrealized      Fair
   2000 (Millions)                              Cost         Gains         Losses        Value
   ---------------------------------------------------------------------------------------------
   U.S. government and government agencies
     and authorities                         $   920.8       $ 34.3        $  2.1      $   953.0
   States, municipalities and political
     subdivisions                                  0.3           --            --            0.3

   U.S. corporate securities:
       Utilities                                 282.2         13.8           6.2          289.8
       Financial                               1,753.1         33.8          21.2        1,765.7
       Transportation/capital goods              660.2         21.4          11.3          670.3
       Health care/consumer products             758.9         16.2          27.9          747.2
       Natural resources                         499.3          7.6          15.6          491.3
       Other corporate securities                972.0          7.1          52.3          926.8
   ---------------------------------------------------------------------------------------------
     Total U.S. corporate securities           4,925.7         99.9         134.5        4,891.1
   ---------------------------------------------------------------------------------------------

   Foreign securities:
       Government, including political
         subdivisions                            384.7         23.9           4.3          404.3
       Utilities                                 122.9         18.6            --          141.5
       Other                                      31.2           --           9.3           21.9
   ---------------------------------------------------------------------------------------------
     Total foreign securities                    538.8         42.5          13.6          567.7
   ---------------------------------------------------------------------------------------------

   Residential mortgage-backed securities:
       Pass-throughs                           1,390.3         37.1           4.1        1,423.3
       Collateralized mortgage obligations     1,606.6         61.2           7.1        1,660.7
   ---------------------------------------------------------------------------------------------
   Total residential mortgage-backed
     securities                                2,996.9         98.3          11.2        3,084.0
   ---------------------------------------------------------------------------------------------

   Commercial/Multifamily mortgage-backed
     securities                                1,108.3         27.5          24.2        1,111.6

   Other asset-backed securities                 753.7         13.4           3.4          763.7
   ---------------------------------------------------------------------------------------------
   Total debt securities, including debt
     securities pledged to creditors          11,244.5        315.9         189.0       11,371.4

   Less: Debt securities pledged to
     creditors                                   124.5          5.3           3.1          126.7
   ---------------------------------------------------------------------------------------------

   Debt securities                           $11,120.0       $310.6        $185.9      $11,244.7
   =============================================================================================

    Debt securities available for sale as of December 31 were as follows:

                                                             Gross         Gross
                                             Amortized     Unrealized    Unrealized      Fair
   1999 (Millions)                              Cost         Gains         Losses        Value
   ---------------------------------------------------------------------------------------------
   U.S. government and government agencies
     and authorities                         $ 1,087.2       $  4.6        $ 22.1      $ 1,069.7

   States, municipalities and political
     subdivisions                                  0.3           --            --            0.3

   U.S. corporate securities:
       Utilities                                 514.5          5.6          12.7          507.4
       Financial                               1,869.8          8.2          44.7        1,833.3
       Transportation/capital goods              623.4           .9          39.0          585.3
       Health care/consumer products           1,138.7          9.3          51.3        1,096.7
       Natural resources                         424.6          1.3          15.4          410.5
       Other corporate securities                214.0          1.0          14.9          200.1
   ---------------------------------------------------------------------------------------------
     Total U.S. corporate securities           4,785.0         26.3         178.0        4,633.3
   ---------------------------------------------------------------------------------------------
   Foreign securities:
       Government, including political
         subdivisions                            364.6         17.1          11.9          369.8
       Utilities                                 196.4          7.3            .4          203.3
       Other                                     748.2          8.9          34.3          722.8
   ---------------------------------------------------------------------------------------------
     Total foreign securities                  1,309.2         33.3          46.6        1,295.9
   ---------------------------------------------------------------------------------------------

   Residential mortgage-backed securities:
       Pass-throughs                           1,055.9         19.8          17.6        1,058.1
       Collateralized mortgage obligations     1,683.1         25.1          37.7        1,670.5
   ---------------------------------------------------------------------------------------------
     Total residential mortgage-backed
       securities                              2,739.0         44.9          55.3        2,728.6
   ---------------------------------------------------------------------------------------------

   Commercial/Multifamily mortgage-backed
     securities                                1,031.5          3.4          48.7          986.2

   Other asset-backed securities                 705.7          0.3           9.9          696.1
   ---------------------------------------------------------------------------------------------

   Debt securities                           $11,657.9       $112.8        $360.6      $11,410.1
   =============================================================================================

    At December 31, 2000 and 1999, net unrealized appreciation (depreciation) of $126.9 million and $(247.8) million, respectively, on available-for-sale debt securities including debt securities pledged to creditors, herein after referred to as "total debt securities", included $92.9 million and $(189.7) million, respectively, related to experience-rated contracts, which were not reflected in shareholder's equity but in insurance reserves.

    The amortized cost and fair value of total debt securities for the year ended December 31, 2000 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                                   Amortized            Fair
   (Millions)                                         Cost              Value
   ----------------------------------------------------------------------------
   Due to mature:
     One year or less                              $   405.4          $   405.9
     After one year through five years               2,272.8            2,299.2
     After five years through ten years              1,754.3            1,731.5
     After ten years                                 1,953.1            1,975.6
     Mortgage-backed securities                      4,105.2            4,195.5
     Other asset-backed securities                     753.7              763.7
   ----------------------------------------------------------------------------
   Less: Debt securities pledged to creditors          124.5              126.7
   ============================================================================
   Debt securities                                 $11,120.0          $11,244.7
   ============================================================================

    At December 31, 2000 and 1999, debt securities carried at fair value of $8.6 million and $8.7 million, respectively, were on deposit as required by regulatory authorities.

    The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 2000.

    Included in the Company's total debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                        2000                          1999
                                              ------------------------      ------------------------
                                              Amortized         Fair        Amortized         Fair
   (Millions)                                    Cost          Value           Cost          Value
   -------------------------------------------------------------------------------------------------
   Total residential CMOs (1)                  $1,606.6       $1,660.7       $1,683.1       $1,670.5
   =================================================================================================
   Percentage of total:
     Supporting experience rated products                         80.6%                         80.7%
     Supporting remaining products                                19.4%                         19.3%
   -------------------------------------------------------------------------------------------------
                                                                 100.0%                        100.0%
   =================================================================================================

                  (1)   At December 31, 2000 and 1999, approximately 84% and 81%,
                        respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, and FHLMC.

    There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for CMO's that are not agency-backed, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 2000 and 1999, approximately 2% and 1%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

    Investments in equity securities as of December 31 were as follows:

   (Millions)                                        2000                       1999
   -----------------------------------------------------------------------------------
   Amortized Cost                                   $120.8                     $204.9
   Gross unrealized gains                              6.0                       12.5
   Gross unrealized losses                             9.9                       10.9
   -----------------------------------------------------------------------------------
   Fair Value                                       $116.9                     $206.5
   ===================================================================================

5.  FINANCIAL INSTRUMENTS

    ESTIMATED FAIR VALUE

    The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 2000 and 1999 were as follows:

                                                         2000                         1999
                                                -----------------------      -----------------------
                                                Carrying         Fair        Carrying         Fair
   (Millions)                                     Value         Value          Value         Value
   -------------------------------------------------------------------------------------------------
   Assets:
     Mortgage loans                             $     4.6      $    4.5      $     6.7      $    6.8
   Liabilities:
     Investment contract liabilities:
       With a fixed maturity                      1,041.0         982.3        1,055.3         991.0
       Without a fixed maturity                  10,084.6       9,549.9       10,066.4       9,452.8
   -------------------------------------------------------------------------------------------------

    Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

    The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

    MORTGAGE LOANS: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

    INVESTMENT CONTRACT LIABILITIES (INCLUDED IN POLICYHOLDERS' FUNDS LEFT WITH THE COMPANY):

    WITH A FIXED MATURITY: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

    WITHOUT A FIXED MATURITY: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

    OFF-BALANCE-SHEET AND OTHER FINANCIAL INSTRUMENTS

    FUTURES CONTRACTS:

    Futures contracts are used to manage interest rate risk in the Company's bond portfolio. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. The notional amounts, carrying values and estimated fair values of the Company's open treasury futures as of December 31, 1998 were $250.9 million, $.1 million, and $.1 million, respectively. There were no open treasury futures at December 31, 2000 and 1999.

    WARRANTS:

    Included in common stocks are warrants which are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. The carrying values and estimated fair values of the Company's warrants to purchase equity securities at December 31, 2000 were both $0.3 million. The carrying values and estimated fair values at December 31, 1999 were both $6.5 million.

    OPTIONS:

    As of December 31, 2000 and 1999, the Company earned $1.1 million and $0.4 million respectively, of investment income for writing call options on underlying securities. At December 31, 2000 and 1999, there were no option contracts outstanding.

    DEBT INSTRUMENTS WITH DERIVATIVE CHARACTERISTICS:

    The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 2000 was as follows:

                                                     Amortized                 Fair
   (Millions)                                           Cost                  Value
   ----------------------------------------------------------------------------------
   Residential collateralized mortgage
     obligations                                      $1,606.6               $1,660.7
     Principal-only strips (included above)               28.1                   32.1
     Interest-only strips (included above)                 8.2                    9.7
   Other structured securities with derivative
     characteristics (1)                                  51.5                   51.5
   ----------------------------------------------------------------------------------

                  (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

6.  NET INVESTMENT INCOME

    Sources of net investment income were as follows:

                                                   One month      Eleven months
                                                     ended            ended         Year ended       Year ended
                                                 December 31,     November 30,     December 31,     December 31,
   (Millions)                                        2000             2000             1999             1998
   --------------------------------------------------------------------------------------------------------------
   Debt securities                                   $70.3           $768.9           $823.3           $798.8
   Nonredeemable preferred stock                       1.8              9.5             17.1             18.4
   Investment in affiliated mutual funds               0.5              2.1              2.4              6.6
   Mortgage loans                                      0.1              0.5              1.1              0.6
   Policy loans                                        0.7              7.9              7.7              7.2
   Cash equivalents                                    4.4             50.3             39.0             46.1
   Other                                               2.6             13.1             15.3             15.5
   --------------------------------------------------------------------------------------------------------------
   Gross investment income                            80.4            852.3            905.9            893.2
   Less: investment expenses                          (1.8)           (18.5)           (19.6)           (21.4)
   --------------------------------------------------------------------------------------------------------------
   Net investment income                             $78.6           $833.8           $886.3           $871.8
   ==============================================================================================================

    Net investment income includes amounts allocable to experience rated contractholders of $55.9 million and $622.2 million for the one month and eleven month periods ended December 31, 2000 and November 30, 2000, respectively, and $659.6 million and $655.6 million for the years ended December 31, 1999 and 1998, respectively. Interest credited to contractholders is included in current and future benefits.

7.  DIVIDEND RESTRICTIONS AND SHAREHOLDER'S EQUITY

    The Company paid $10.1 million, $255.7 million and $570.0 million in cash dividends to HOLDCO in 2000, 1999 and 1998, respectively. Of the $255.7 million paid in 1999, $206.0 million was accrued for in 1998. Of the $776.0 million dividends paid or accrued in 1998, $756.0 million (all of which was approved by the Insurance Commissioner of the State of Connecticut) was attributable to proceeds from the sale of the domestic individual life insurance business.

    The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $100.6 million, $133.9 million and $148.1 million for the years ended December 31, 2000, 1999 and 1998, respectively. Statutory capital and surplus was $931.1 million and $844.9 million as of December 31, 2000 and 1999, respectively.

    As of December 31, 2000, the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

    For 2001, the Company is required to implement statutory accounting changes ratified by the NAIC and state insurance departments ("Codification"). The cumulative effect of Codification to the Company's statutory surplus as of January 1, 2001 is estimated to be an increase of $27.4 million.

8.  CAPITAL GAINS AND LOSSES ON INVESTMENT OPERATIONS

    Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

    Net realized capital gains (losses) on investments were as follows:

                                      One month     Eleven months
                                        ended           ended        Year ended      Year ended
                                    December 31,    November 30,    December 31,    December 31,
(Millions)                              2000            2000            1999            1998
-------------------------------------------------------------------------------------------------
Debt securities                         $1.2           $(36.3)         $(23.6)          $ 7.4
Equity securities                        0.6             (0.9)            2.1             3.0
-------------------------------------------------------------------------------------------------
Pretax realized capital gains
 (losses)                               $1.8           $(37.2)         $(21.5)          $10.4
=================================================================================================
After-tax realized capital gains
 (losses)                               $1.3           $(24.3)         $(14.0)          $ 7.3
=================================================================================================

    Net realized capital (losses) gains of $(16.8) million, $(36.7) million and $15.0 million for 2000, 1999 and 1998, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in Policyholders' funds left with the Company. Net unamortized gains allocable to experienced-rated contractholders were $45.1 million and $68.5 million at December 31, 2000 and 1999, respectively.

    Proceeds from the sale of total debt securities and the related gross gains and losses were as follows:

                               One month        Eleven months
                                 ended              ended           Year ended         Year ended
                             December 31,       November 30,       December 31,       December 31,
   (Millions)                    2000               2000               1999               1998
   ------------------------------------------------------------------------------------------------
   Proceeds on sales            $233.0            $10,083.2          $5,890.1           $6,790.2
   Gross gains                     1.4                  2.5              10.5               98.8
   Gross losses                     --                 39.0              34.1               91.4
   ------------------------------------------------------------------------------------------------

    Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities including securities pledged to creditors, excluding those related to experience-rated contractholders) were as follows:

   (Millions)                                           2000                1999                1998
   ---------------------------------------------------------------------------------------------------
   Debt securities                                     $ 92.1             $(199.2)             $ 18.9
   Equity securities                                     (5.5)               (3.4)              (16.1)
   Other                                                 21.5               (27.6)               15.4
   ---------------------------------------------------------------------------------------------------
       Subtotal                                         108.1              (230.2)               18.2
   Increase (decrease) in deferred income taxes
     (Refer to Note 10)                                  37.9               (80.6)                6.3
   ---------------------------------------------------------------------------------------------------
   Net changes in accumulated other comprehensive
     income (loss)                                     $ 70.2             $(149.6)             $ 11.9
   ===================================================================================================

    Net unrealized capital gains (losses) allocable to experience-rated contracts of $92.9 million and $(189.7) million at December 31, 2000 and 1999, respectively, are reflected on the Consolidated Balance Sheets in Policyholders' funds left with the Company and are not included in shareholder's equity. Shareholder's equity included the following accumulated other comprehensive (loss) income, which is net of amounts allocable to experience-rated contractholders, at December 31:

   (Millions)                                             2000                1999                1998
   -----------------------------------------------------------------------------------------------------
   Total debt securities:
     Gross unrealized capital gains                      $ 78.5              $ 18.6              $157.3
     Gross unrealized capital losses                      (44.5)              (76.7)              (16.2)
   -----------------------------------------------------------------------------------------------------
                                                           34.0               (58.1)              141.1
   -----------------------------------------------------------------------------------------------------
   Equity securities:
     Gross unrealized capital gains                         6.0                12.5                13.1
     Gross unrealized capital losses                       (9.9)              (10.9)               (8.1)
   -----------------------------------------------------------------------------------------------------
                                                           (3.9)                1.6                 5.0
   -----------------------------------------------------------------------------------------------------
   Other:
     Gross unrealized capital gains                        15.0                 1.3                17.1
     Gross unrealized capital losses                       (5.9)              (13.7)               (1.8)
   -----------------------------------------------------------------------------------------------------
                                                            9.1               (12.4)               15.3
   -----------------------------------------------------------------------------------------------------
   Deferred income taxes (Refer to Note 10)                13.8               (24.1)               56.6
   -----------------------------------------------------------------------------------------------------
   Net accumulated other comprehensive
     income (loss)                                       $ 25.4              $(44.8)             $104.8
   =====================================================================================================

    Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities, including securities pledged to creditors (excluding those related to experience-rated contractholders) were as follows:

   (Millions)                                              2000                1999                1998
   ------------------------------------------------------------------------------------------------------
   Unrealized holding gains (losses) arising
     during the year (1)                                  $70.1              $(146.3)             $38.3
   Less: reclassification adjustment for
     (losses) gains and other items included
     in net income (2)                                     (0.1)                 3.3               26.4
   ======================================================================================================
   Net unrealized gains (losses) on
     securities                                           $70.2              $(149.6)             $11.9
   ======================================================================================================

                  (1)   Pretax unrealized holding gains (losses) arising during the year were $108.0 million, $(225.2) million and $58.8 million for 2000, 1999 and 1998, respectively.
                  (2)   Pretax reclassification adjustments for (losses) gains and other items included in net income were $(0.1) million, $5.0 million and $40.6 million for 2000, 1999 and 1998,
                        respectively.

9.  SEVERANCE

    In December 2000, the Company, in accounting for its acquisition by ING, established a severance liability of $10.7 million related to actions taken or expected to be taken with respect to the integration of the Company's and ING's businesses. The severance liability is based on a plan to eliminate approximately 175 positions (primarily in the retail annuity operations). The severance liability is reflected in other liabilities in the Consolidated Balance Sheets. Severance actions are expected to be substantially completed by December 31, 2001. No significant severance actions took place in 2000.

10. INCOME TAXES

    The Company is included in the consolidated federal income tax return of Lion through December 13, 2000. For tax settlements related to tax periods ending on or prior to December 13, 2000, the purchase agreement between ING America Insurance Holdings, Inc. and the former Aetna provides for the settlement of balances owed by the Company based on an amount approximating the tax the Company would have incurred were it not a member of the consolidated group, and owed to the Company for the use of its tax saving attributes in the consolidated federal income tax return.

    Subsequent to December 13, 2000, as a result of the sale, the Company will be filing a consolidated return with AICA. The Company allocates to each member, an amount approximating the tax the member would have incurred were it not a member of the consolidated group, and credits the member for use of its tax saving attributes in the consolidated federal income tax return.

    Income taxes from continuing operations consist of the following:

                                      One month     Eleven months
                                        ended           ended        Year ended      Year ended
                                    December 31,    November 30,    December 31,    December 31,
(Millions)                              2000            2000            1999            1998
-------------------------------------------------------------------------------------------------
Current taxes (benefits):
  Federal                               $ 9.4          $  5.3          $ 64.3          $ 257.9
  State                                   0.2             2.6             2.5              3.0
  Net realized capital (losses)
    gains                                 0.3           (11.5)          (20.1)            16.8
-------------------------------------------------------------------------------------------------
                                          9.9            (3.6)           46.7            277.7
-------------------------------------------------------------------------------------------------
Deferred taxes (benefits):
  Federal                                (4.3)           83.2            31.3           (196.7)
  Net realized capital gains
    (losses)                              0.3            (1.5)           12.6            (13.9)
-------------------------------------------------------------------------------------------------
                                         (4.0)           81.7            43.9           (210.6)
-------------------------------------------------------------------------------------------------
    Total                               $ 5.9          $ 78.1          $ 90.6          $  67.1
=================================================================================================

    Income taxes were different from the amount computed by applying the federal income tax rate to income from continuing operations before income taxes for the following reasons:

                                                One month       Eleven months
                                                  ended             ended          Year ended        Year ended
                                              December 31,      November 30,      December 31,      December 31,
  (Millions)                                      2000              2000              1999              1998
  ----------------------------------------------------------------------------------------------------------------
  Income from continuing operations
    before
    income taxes                                 $ 18.5            $ 249.6           $ 272.5           $ 239.9
  Tax rate                                           35%                35%               35%               35%
  ----------------------------------------------------------------------------------------------------------------
  Application of the tax rate                       6.4               87.4              95.4              84.0
  Tax effect of:
    State income tax, net of federal
      benefit                                       0.1                1.7               1.6               2.0
    Excludable dividends                           (0.9)             (12.6)             (6.1)            (17.1)
    Other, net                                      0.3                1.6              (0.3)             (1.8)
  ----------------------------------------------------------------------------------------------------------------
  Income taxes                                   $  5.9            $  78.1           $  90.6           $  67.1
  ================================================================================================================

    The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

   (Millions)                                                    2000                       1999
   -----------------------------------------------------------------------------------------------
   Deferred tax assets:
     Deferred policy acquisition costs                         $  44.8                     $   --
     Insurance reserves                                          306.3                      323.1
     Unrealized gains allocable to experience rated
       contracts                                                  32.5                         --
     Net unrealized capital losses                                  --                       90.5
     Investment losses                                             9.0                        1.3
     Postretirement benefits other than pensions                   5.8                       24.8
     Deferred compensation                                        65.6                       42.5
     Sale of individual life insurance business                     --                       44.9
     Other                                                        21.1                       23.7
   -----------------------------------------------------------------------------------------------
   Total gross assets                                            485.1                      550.8
   -----------------------------------------------------------------------------------------------

   Deferred tax liabilities:
     Value of business acquired                                  623.3                         --
     Deferred policy acquisition costs                              --                      324.0
     Market discount                                               4.9                        6.5
     Net unrealized capital gains                                 46.3                         --
     Unrealized losses allocable to experience rated
       contracts                                                    --                       66.4
     Depreciation                                                  4.4                        3.5
     Sale of Individual life insurance business                   15.1                         --
     Excludable dividends                                          5.0                         --
     Other                                                        34.1                         --
   -----------------------------------------------------------------------------------------------
   Total gross liabilities                                       733.1                      400.4
   -----------------------------------------------------------------------------------------------
   Net deferred tax (liability) asset                          $(248.0)                    $150.4
   ===============================================================================================

    Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 2000 and 1999, no valuation allowance was required for unrealized capital gains and losses.

    The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 2000. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes under current tax law the conditions under which such taxes would become payable are remote.

    The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns of Lion through 1994. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1995 through 1997.

11. BENEFIT PLANS

    ALIAC, in conjunction with ING, has noncontributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over 60 consecutive months of highest earnings in a 120 - month period). Contributions are determined using the Projected Unit Credit Method and, for qualified plans subject to ERISA requirements, are limited to the amount that are tax-deductible. The accumulated benefit obligation and plan assets are recorded by ALIAC. As of the measurement date (i.e. December 13, 2000), fair value of plan assets exceed projected benefit obligations. Allocated pretax charges to operations for the former Aetna pension plan (based on the Company's total salary cost as a percentage of former Aetna's total salary cost) were $3.7 million and $6.6 million for the years ended December 31, 2000 and 1999, respectively. There were no charges in 1998 due to favorable plan asset performance.

    Effective January 1, 1999 ALIAC, in conjunction with former Aetna, changed the formula for providing pension benefits from the existing final average pay formula to a cash balance formula, which credits employees annually with an amount equal to a percentage of eligible pay based on age and years of service as well as an interest credit based on individual account balances. The formula also provides for a transition period until December 1, 2006, which allows certain employees to receive vested benefits at the higher of the final average pay or cash balance formula. The changing of this formula will not have a material effect on ALIAC's results of operations, liquidity or financial condition.

    In addition to providing pension benefits, ALIAC, in conjunction with ING, provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 45 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with the Company. The costs to the Company associated with the former Aetna postretirement plans for 2000, 1999 and 1998 were $1.2 million, $2.1 million and $1.0 million, respectively.

    ALIAC, in conjunction with ING, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e. December 13, 2000), the projected benefit obligation exceeded the fair value of plan assets. The Company, in conjunction with ING, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 2000, 1999 and 1998 were $1.4 million, $2.1 million and $1.4 million, respectively.

    Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in certain investments are matched, up to 5% of compensation, by ING. Pretax charges to operations for former Aetna the incentive savings plan were $9.0 million, $7.7 million and $5.3 million in 2000, 1999 and 1998, respectively.

    Stock Plans--ALIAC, in conjunction with former Aetna, had a stock incentive plan that provided for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to employees. Certain executive, middle management and non-management employees were granted options to purchase common stock of former Aetna at or above the market price on the date of grant. Options generally became 100% vested three years after the grant was made, with one-third of the options vesting each year. The former Aetna did not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives were, from time to time, granted incentive units which were rights to receive common stock or an equivalent value in cash. The sale of ALIAC to ING America Insurance Holdings, Inc by former Aetna caused all outstanding stock options to vest immediately. The costs to the Company associated with the former Aetna stock plans for 2000, 1999 and 1998, were $2.7 million, $0.4 million and $4.2 million, respectively.

    During 2001, the benefits plans offered by ALIAC to its employees and agents will be transitioned to plans directly offered by ING. These plans are substantially similar to those offered by ALIAC, in conjunction with ING, and any differences are not expected to be material in nature.

    Effective January 1, 1998, Aeltus established an additional deferred incentive compensation plan, designed to attract, retain and incent key members of Aeltus. The plan had a five year vesting period. Payments under the plan were conditioned upon continued employment and were based upon an imputed share price of Aeltus at the end of the vesting period. The plan value was determined annually and the cost of the plan was expensed ratably over the vesting period. A change in control at Aeltus, as defined in the plan, would cause immediate full vesting of all outstanding shares. The purchase of Aetna Inc. by ING meets this definition. As a result, all outstanding shares became fully vested based on Aeltus's imputed value at the date of the sale and were subsequently paid out in early 2001. The appropriate annual share of the cost of the plan, including the additional cost in 2000 associated with this full vesting, has been reflected in salaries and related benefits in the Consolidated Statements of Income for each of the three years ended December 31, 2000. The costs to Aeltus associated with the deferred incentive compensation plan for 2000, 1999 and 1998, were $42.2 million, $4.7 million and $3.1 million, respectively.

12. RELATED PARTY TRANSACTIONS

    INVESTMENT ADVISORY AND OTHER FEES

    ALIAC and Aeltus serve as investment advisors and administrators to the Company's mutual funds and variable funds (collectively, the Funds). Company Funds pay Aeltus or ALIAC, as investment advisor or administrator, a daily fee which, on an annual basis, ranged, depending on the fund, from 0.33% to 1.15% of their average daily net assets. All of the funds managed by ALIAC and certain of the Funds managed by Aeltus are subadvised by investment advisors, in which case, Aeltus or ALIAC pays a subadvisory fee to the investment advisors. The Company is also compensated by the Separate Accounts (variable funds) for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the Separate Accounts pay the Company a daily fee, which, on an annual basis is, depending on the product, up to 3.40% of their average daily net assets. The amount of compensation and fees received from the Funds and Separate Accounts, included in charges assessed against policyholders and other income, amounted to $506.3 million, $424.2 million and $349.0 million in 2000, 1999 and 1998, respectively.

    CAPITAL TRANSACTIONS

    The Company received capital contributions in the form of cash and assets of $73.5 million, and $56.0 million, respectively from HOLDCO in 2000. In 1998, the Company received capital contributions in the form of cash of $9.3 million from HOLDCO. The Company received no capital contribution in 1999.

    Refer to Note 7 for dividends paid to HOLDCO.

    OTHER

    Premiums due and other receivables include $4.7 million and $10.5 million due from affiliates in 2000 and 1999, respectively. Other liabilities include $4.1 million and $1.9 million due to affiliates for 2000 and 1999, respectively.

    Former Aetna transferred to the Company $.4 million, $.8 million and $1.7 million based on its decision not to settle state tax liabilities for the years 2000, 1999 and 1998, respectively, as permitted under the tax sharing arrangement, which is reported in other changes in retained earnings.

    Certain administrative and support functions of the Company are provided by former Aetna and its affiliates for a specified transition period. At the end of the transition period, these functions will be provided by ING affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of the service provided.

13. REINSURANCE

    On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. (Refer to Note 3).

    Effective January 1, 1998, 90% of the mortality risk on substantially all individual universal life product business written from June 1, 1991 through October 31, 1997 was reinsured externally. Beginning November 1, 1997, 90% of new business written on these products was reinsured externally. Effective October 1, 1998 this agreement was assigned from the third party reinsurer to Lincoln.

    Effective December 31, 1988, the Company entered into a modified coinsurance reinsurance agreement ("MODCO") with Aetna Life Insurance Company ("Aetna Life"), (formerly an affiliate of the Company), in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. Effective January 1, 1997, this agreement was amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance arrangement to a coinsurance agreement. As a result of this change, reserves were ceded to the Company from Aetna Life as investment rollover occurred. Effective October 1, 1998, this agreement was fully transitioned to a coinsurance arrangement and this business along with the Company's direct individual non-participation life insurance business, with the exception of certain supplementary contracts with reserves of $74.9 million and $81.9 million as of December 31, 2000 and 1999, respectively, was sold to Lincoln (refer to Note 3).

    The operating results of the domestic individual life business are presented as Discontinued Operations. Premiums of $15.8 million, $17.9 million and $336.3 million and current and future benefits of $34.6 million, $8.6 million and $341.1 million, were assumed in 2000, 1999 and 1998, respectively. Investment income of $17.0 million was generated from a reinsurance loan to affiliate for the year ended December 31, 1998.

    Prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, the Company's retention limit per individual life was $2.0 million and amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business was reinsured with Aetna Life on a yearly renewable term basis. The premium amount related to this agreement was $2.0 million for 1998. This agreement was terminated effective October 1, 1998.

    Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life, (formerly an affiliate of the Company) to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $4.4 million in 1998. The business assumed under this agreement was retroceded to Lincoln effective October 1, 1998.

    On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life, (formerly an affiliate of the Company) for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $29.2 million and $33.4 million were maintained for this contract as of December 31, 2000 and 1999, respectively.

    The following table includes premium amounts ceded/assumed.

                                                             Ceded to      Assumed
                                                 Direct       Other       from Other      Net
   (Millions)                                    Amount     Companies     Companies      Amount
   ---------------------------------------------------------------------------------------------

               2000
   -----------------------------------------
   Premiums:
     Discontinued Operations                     $366.6       $382.4        $ 15.8       $   --
     Accident and Health Insurance                 15.2         15.2            --           --
     Annuities                                    160.4          7.1           0.9        154.2
   ---------------------------------------------------------------------------------------------
       Total earned premiums                     $542.2       $404.7        $ 16.7       $154.2
   =============================================================================================

               1999
   -----------------------------------------
   Premiums:
     Discontinued Operations                     $460.1       $478.0        $ 17.9       $   --
     Accident and Health Insurance                 33.4         33.4            --           --
     Annuities                                    111.5          4.9           0.9        107.5
   ---------------------------------------------------------------------------------------------
       Total earned premiums                     $605.0       $516.3        $ 18.8       $107.5
   =============================================================================================

               1998
   -----------------------------------------
   Premiums:
     Discontinued Operations                     $166.8       $165.4        $340.6       $342.0
     Accident and Health Insurance                 16.3         16.3            --           --
     Annuities                                     80.8          2.9           1.5         79.4
   ---------------------------------------------------------------------------------------------
       Total earned premiums                     $263.9       $184.6        $342.1       $421.4
   =============================================================================================

14. SEGMENT INFORMATION

    Summarized financial information for the Company's principal operations was as follows:

                                                              Investment
   Year ended December 31, 2000               Financial       Management      Discontinued
   (Millions) (1)                            Products (2)    Services (2)    Operations (2)    Other (2)      Total
   ------------------------------------------------------------------------------------------------------------------
   Revenue from external customers            $   692.1         $138.2                --        $(53.0)     $   777.3
   Net investment income                          905.8            2.8                --           3.8          912.4
   ------------------------------------------------------------------------------------------------------------------
   Total revenue excluding net realized
     capital (losses) gains                   $ 1,597.9         $141.0                --        $(49.2)     $ 1,689.7
   ==================================================================================================================
   Amortization of deferred policy
     acquisition costs                        $   115.6                                         $ 11.3      $   126.9
   ------------------------------------------------------------------------------------------------------------------
   Income taxes (benefits)                    $    79.0         $  9.0                --        $ (4.0)     $    84.0
   ------------------------------------------------------------------------------------------------------------------
   Operating earnings (losses) (3)            $   204.7         $  9.7                --        $ (7.3)     $   207.1
   Net realized capital (losses) gains, net
     of tax                                       (23.1)           0.1                --            --          (23.0)
   ------------------------------------------------------------------------------------------------------------------
   Income (loss) from continuing operations       181.6            9.8                --          (7.3)         184.1
   Discontinued operations, net of tax:
     Amortization of deferred gain on
       sale (4)                                      --             --          $    5.7            --            5.7
   ------------------------------------------------------------------------------------------------------------------
   Net income (loss)                          $   181.6         $  9.8          $    5.7        $ (7.3)     $   189.8
   ==================================================================================================================
   Segment assets                             $54,117.7         $ 44.1          $2,991.2            --      $57,153.0
   ------------------------------------------------------------------------------------------------------------------
   Expenditures for long-lived assets (5)            --             --                --        $  3.4      $     3.4
   ------------------------------------------------------------------------------------------------------------------
   Balance of long-lived assets                      --             --                --        $ 54.3      $    54.3
   ------------------------------------------------------------------------------------------------------------------

                  (1)   Year ended 2000 data reflects an aggregation of the
                        pre-acquisition period of the eleven months ended
                        November 30, 2000 and the post-acquisition period of one
                        month ended December 31, 2000.
                  (2)   Financial Products include: deferred and immediate annuity contracts, mutual funds, distribution services for annuities and mutual funds and programs offered to qualified plans and nonqualified deferred compensation plans that package
                        administrative and recordkeeping services along with a menu of investment options, investment advisory services and
                        pension plan administrative services. Investment Management
                        Services include the following services: investment advisory to affiliated and unaffiliated institutional and retail
                        clients, underwriting, distribution for Company's mutual
                        funds and affiliate's separate accounts; and trustee,
                        administrative and other services to retirement plans.
                        (Refer to Notes 1 and 2.) Discontinued operations include
                        life insurance products. (Refer to Note 3.) Other includes consolidating adjustments and Year 2000 costs.
                  (3)   Operating earnings is comprised of net income (loss)
                        excluding net realized capital gains and losses and any
                        other items. While operating earnings is the measure of
                        profit or loss used by the Company's management when
                        assessing performance or making operating decisions, it does not replace operating income or net income as a measure of profitability.
                  (4)   Taxes on the amortization of deferred gain on sale amounted to $3.3 million.
                  (5)   Expenditures of long-lived assets represent additions to
                        property and equipment not allocable to business segments.

                                                               Investment
Year ended December 31, 1999                   Financial       Management      Discontinued
(Millions)                                    Products (1)    Services (1)    Operations (1)    Other (1)      Total
----------------------------------------------------------------------------------------------------------------------
Revenue from external customers                $   551.1         $118.3                --        $(43.9)     $   625.5
Net investment income                              881.5            1.5                --           3.3          886.3
----------------------------------------------------------------------------------------------------------------------
Total revenue excluding net realized
  capital losses                               $ 1,432.6         $119.8                --        $(40.6)     $ 1,511.8
======================================================================================================================
Amortization of deferred policy
  acquisition costs                            $    93.4             --                --        $ 11.5      $   104.9
----------------------------------------------------------------------------------------------------------------------
Income taxes (benefits)                        $    87.5         $ 16.5                --        $(13.4)     $    90.1
----------------------------------------------------------------------------------------------------------------------
Operating earnings (losses) (2)                $   192.8         $ 28.1                --        $ (7.5)     $   213.4
Other item (3)                                        --             --                --         (17.5)         (17.5)
Net realized capital losses, net of tax            (14.0)            --                --            --          (14.0)
----------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations           178.8           28.1                --         (25.0)         181.9
Discontinued operations, net of tax:
  Amortization of deferred gain on
    sale (4)                                          --             --          $    5.7            --            5.7
----------------------------------------------------------------------------------------------------------------------
Net income (loss)                              $   178.8         $ 28.1          $    5.7        $(25.0)     $   187.6
======================================================================================================================
Segment assets                                 $53,362.1         $ 36.6          $2,989.0            --      $56,387.7
----------------------------------------------------------------------------------------------------------------------
Expenditures for long-lived assets (5)                --             --                --        $  3.9      $     3.9
----------------------------------------------------------------------------------------------------------------------
Balance of long-lived assets                          --             --                --        $ 12.2      $    12.2
----------------------------------------------------------------------------------------------------------------------

                  (1)   Financial Products include: deferred and immediate annuity contracts, mutual funds, distribution services for annuities and mutual funds and programs offered to qualified plans and nonqualified deferred compensation plans that package
                        administrative and recordkeeping services along with a menu of investment options, investment advisory services and
                        pension plan administrative services. Investment Management
                        Services include the following services: investment advisory to affiliated and unaffiliated institutional and retail
                        clients, underwriting, distribution for Company's mutual
                        funds and affiliate's separate accounts; and trustee,
                        administrative and other services to retirement plans.
                        (Refer to Notes 1 and 2.) Discontinued operations include
                        life insurance products. (Refer to Note 3.) Other includes consolidating adjustments and Year 2000 costs
                  (2)   Operating earnings is comprised of net income (loss)
                        excluding net realized capital gains and losses and any
                        other items. While operating earnings is the measure of
                        profit or loss used by the Company's management when
                        assessing performance or making operating decisions, it does not replace operating income or net income as a measure of profitability.
                  (3)   Other item excluded from operating earnings represents
                        after-tax Year 2000 costs.
                  (4)   Taxes on the amortization of deferred gain on sale amounted to $3.2 million.
                  (5)   Expenditures of long-lived assets represent additions to
                        property and equipment not allocable to business segments.

                                                             Investment
   Year ended December 31, 1998              Financial       Management      Discontinued
   (Millions)                               Products (1)    Services (1)    Operations (1)    Other (1)      Total
   -----------------------------------------------------------------------------------------------------------------
   Revenue from external customers           $   445.6         $96.7                 --        $(38.4)     $   503.9
   Net investment income                         865.3           1.5                 --           5.0          871.8
   -----------------------------------------------------------------------------------------------------------------
   Total revenue excluding net realized
     capital gains                           $ 1,310.9         $98.2                 --        $(33.4)     $ 1,375.7
   =================================================================================================================
   Amortization of deferred policy
     acquisition costs                       $    80.3            --                 --        $ 10.9      $    91.2
   -----------------------------------------------------------------------------------------------------------------
   Income Taxes (benefits)                   $    68.2         $14.7                 --        $(15.8)     $    67.1
   -----------------------------------------------------------------------------------------------------------------
   Operating earnings (2)                    $   171.0         $24.0                 --        $ (7.1)     $   187.9
   Other item (3)                                   --            --                 --         (22.4)         (22.4)
   Net realized capital gains, net of
     tax                                           7.3            --                 --            --            7.3
   -----------------------------------------------------------------------------------------------------------------
   Income from continuing operations             178.3          24.0                 --         (29.5)         172.8
   Discontinued operations, net of tax:
     Income from operations (4)                     --            --           $   61.8            --           61.8
     Immediate gain on sale (4)                     --            --               59.0            --           59.0
   -----------------------------------------------------------------------------------------------------------------
   Net income (loss)                         $   178.3         $24.0           $  120.8        $(29.5)     $   293.6
   =================================================================================================================
   Segment assets                            $44,367.4         $13.4           $2,946.4            --      $47,327.2
   -----------------------------------------------------------------------------------------------------------------
   Expenditures for long-lived assets
     (5)                                            --            --                 --        $  6.4      $     6.4
   -----------------------------------------------------------------------------------------------------------------
   Balance of long-lived assets                     --            --                 --        $ 12.2      $    12.2
   -----------------------------------------------------------------------------------------------------------------

                  (1)   Financial Products include: deferred and immediate annuity contracts, mutual funds, distribution services for annuities and mutual funds and programs offered to qualified plans and nonqualified deferred compensation plans that package
                        administrative and recordkeeping services along with a menu of investment options, investment advisory services and
                        pension plan administrative services. Investment Management
                        Services include the following services: investment advisory to affiliated and unaffiliated institutional and retail
                        clients, underwriting, distribution for Company's mutual
                        funds and affiliate's separate accounts; and trustee,
                        administrative and other services to retirement plans.
                        (Refer to Notes 1 and 2.) Discontinued operations include
                        life insurance products. (Refer to Note 3.) Other includes consolidating adjustments and Year 2000 costs.
                  (2)   Operating earnings is comprised of net income (loss)
                        excluding net realized capital gains and losses and any
                        other items. While operating earnings is the measure of
                        profit or loss used by the Company's management when
                        assessing performance or making operating decisions, it does not replace operating income or net income as a measure of profitability.
                  (3)   Other item excluded from operating earnings represents
                        after-tax Year 2000 costs.
                  (4)   Taxes on the income from operations and the immediate gain on sale amounted to $32.1million and $29.3 million,
                        respectively.
                  (5)   Expenditures of long-lived assets represent additions to
                        property and equipment not allocable to business segments.

14. COMMITMENTS AND CONTINGENT LIABILITIES

    LEASES

    In conjunction with the acquisition by ING, the Company entered into with or assumed from a former affiliate operating leases for office space. Since December 13, 2000, rent expense for these leases was immaterial. The future net minimum payments under noncancelable leases for 2001 through 2005 are estimated to be $25.5 million, $24.5 million, $21.5 million, $19.1 million and $16.3 million, respectively, and 29.9 million, thereafter.

    COMMITMENTS

    Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31,1998, the Company had off-balance sheet commitments to purchase investments of $68.7 million with an estimated fair value of $68.9 million. At December 31, 2000 and 1999, there were no off-balance sheet commitments.

    LITIGATION

    In recent years, life insurance companies have been named as defendants in class action lawsuits relating to life insurance sales practices. The Company is currently a defendant in one such lawsuit.

    A purported class action complaint was filed in the United States District Court for the Middle District of Florida on June 30, 2000, by Helen Reese, Richard Reese, Villere Bergeron and Allan Eckert against ALIAC (the "Reese Complaint"). The Reese Complaint seeks compensatory and punitive damages and injunctive relief from ALIAC. The Reese Complaint claims that ALIAC engaged in unlawful sales practices in marketing life insurance policies. ALIAC has moved to dismiss the Reese Complaint for failure to state a claim upon which relief can be granted. This litigation is in the preliminary stages. The Company intends to defend the action vigorously.

    The Company is also involved in other lawsuits arising, for the most part, in the ordinary course of its business operations. While the outcome of these other lawsuits cannot be determined at this time, after consideration of the defenses available to the Company, applicable insurance coverage and any related reserves established, these other lawsuits are not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

Form No. SAI. 56297-01                                        ALIAC Ed. May 2001